UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ARRIS International plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

☒
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

ARRIS International plc ordinary shares, nominal value £0.01 per share

(2)
Aggregate number of securities to which transaction applies:

185,376,566 ordinary shares, which includes 173,858,030 issued and outstanding ordinary shares, 9,311,393 ordinary shares underlying restricted stock units and 2,207,143 ordinary shares underlying outstanding warrants

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

In accordance with Exchange Act Rule 0-11(c), the filing fee of  $706,757 was determined by multiplying 0.00012120 by the aggregate acquisition consideration of  $5,831,321,967. The aggregate acquisition consideration was calculated as the sum of: (A) the product of 173,858,030 ordinary shares issued and outstanding multiplied by the per share consideration of  $31.75 per share; (B) the product of 9,311,393 ordinary shares underlying restricted stock units multiplied by the per share consideration of  $31.75 per share; and (C) the product of 2,207,143 ordinary shares underlying outstanding warrants multiplied by $7.11 (the difference between the per share consideration of $31.75 per share and the weighted average exercise price of such warrants of  $24.64) (in each case, as of the close of business on November 26, 2018).

(4)
Proposed maximum aggregate value of transaction:

$5,831,321,967

(5)
Total fee paid:

$706,757

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED NOVEMBER 30, 2018
ARRIS INTERNATIONAL PLC
COURT MEETING AND GENERAL MEETING
YOUR VOTE IS VERY IMPORTANT AT EACH OF THESE TWO MEETINGS
To Shareholders of ARRIS International plc:
As previously announced, on November 8, 2018, ARRIS International plc (the “Company” or “ARRIS”), entered into a Bid Conduct Agreement (the “Acquisition Agreement”) with CommScope Holding Company, Inc. (“CommScope”), pursuant to which CommScope has agreed to acquire all of the issued and to be issued ordinary shares of ARRIS (the “Acquisition”) for $31.75 in cash per ordinary share. The Acquisition will be effected pursuant to a scheme of arrangement (the “Scheme”) under Part 26 of the Companies Act 2006, further details of which are set out in the proxy statement that follows this letter (the “proxy statement”).
You are cordially invited to attend two special meetings of the shareholders of ARRIS in connection with the Acquisition. Approval of the Acquisition requires shareholder approval and the sanction of the High Court of Justice in England and Wales (the “Court”). The first shareholder meeting, which is convened by the Court, will be held at [           ] on [           ], 2019 at [     a.m./p.m.] At this meeting, which is referred to as the “Court Meeting,” you will be asked to consider and vote upon the Scheme. The second shareholder meeting, which is referred to as the “General Meeting,” will be held at [           ] on [           ], 2019 at [     a.m./p.m.] (or as soon thereafter as the Court Meeting shall have been concluded or adjourned). At the General Meeting, you will be asked to consider and vote upon two additional resolutions: (i) a proposal to amend ARRIS’s articles of association and (ii) a non-binding advisory proposal to approve certain compensation arrangements for ARRIS’s named executive officers, which is not required to implement the Scheme. Following approval of the Scheme at the Court Meeting and the proposal to amend ARRIS’s articles of association at the General Meeting, the Scheme is to be sanctioned by the Court. Further details regarding the Court Meeting, the General Meeting and the Court’s sanctioning process can be found in the proxy statement. The notices for each of the Court Meeting and the General Meeting immediately follow this letter.
The board of directors of ARRIS (the “Board”) unanimously approved the Acquisition Agreement and the Scheme and determined that the proposed Acquisition and the other transactions contemplated by the Acquisition Agreement and the Scheme would promote the success of ARRIS for the benefit of its shareholders as a whole. The Board unanimously recommends that ARRIS shareholders vote “FOR” the approval of all proposals presented in the proxy statement. In arriving at its recommendation, the Board carefully considered a number of factors that are described in the proxy statement. You should read these factors, as well as all of the other information contained in the proxy statement, in their entirety.
Shareholders of Record
Shareholders whose names appear in the register of members of ARRIS are referred to in the proxy statement as “Shareholders of Record.” Shareholders of Record entitled to vote at each of the shareholder meetings may vote in person at the applicable meeting or they may appoint another person or persons, whether a shareholder of ARRIS or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting and the General Meeting, as applicable. Because the proxy statement relates to two separate ARRIS shareholder meetings, Shareholders of Record will receive two proxy cards — one proxy card labeled “Court Meeting Proxy Card” for use in respect of the Court Meeting and one proxy card labeled “General Meeting Proxy Card” for use in respect of the General Meeting. If Shareholders of Record do not expect to attend the meetings in person, it is important that their shares be represented. ARRIS urges Shareholders of Record to vote and submit their proxy by Internet, by telephone or by signing, dating, and returning BOTH of the enclosed proxy cards in the accompanying reply envelope as soon as possible. If you are a Shareholder of Record and you decide to attend the meetings, you will be able to vote in person, even if you previously have submitted your proxy.
Beneficial Owners
Shareholders who own ARRIS ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company) or whose interests in ARRIS ordinary shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in the proxy statement as “Beneficial Holders.” If you are a Beneficial Holder of ARRIS ordinary shares, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your ordinary shares, and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the ordinary shares as proxy for the Shareholder of Record. Because the proxy statement relates to two separate ARRIS shareholder meetings, Beneficial Holders will receive voting instructions for both the Court Meeting and the General Meeting. If you are a Beneficial Holder of ARRIS ordinary shares, please vote in accordance with the instructions sent to you by your broker, bank, trustee or nominee as soon as possible.
Your vote at each of the Court Meeting and the General Meeting is very important. The proposed Acquisition cannot be completed unless the Scheme is approved at the Court Meeting and the resolution to amend ARRIS’s articles of association is approved at the General Meeting.
IN ORDER THAT THE COURT CAN BE SATISFIED THAT VOTES CAST CONSTITUTE A FAIR AND REASONABLE REPRESENTATION OF THE OPINION OF THE HOLDERS OF THE SCHEME SHARES (AS DEFINED IN THE SCHEME), IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE COURT MEETING.
For a list of important dates related to the two shareholder meetings, including the record dates for Beneficial Holders and Shareholders of Record and the date by which proxy cards must be returned, please see “Expected Timetable of Principal Events” in the proxy statement.
Sincerely,

Bruce McClelland
Chief Executive Officer
Suwanee, Georgia
[           ], 2018
None of the Securities and Exchange Commission, any state securities commission or the UK Financial Conduct Authority (the “UK FCA”) has approved or disapproved the Acquisition, passed upon the merits or fairness of the Acquisition or passed upon the adequacy or accuracy of the information contained in this document. Any representation to the contrary is a criminal offense.
For the avoidance of doubt, the proxy statement is not intended to be, and is not, a prospectus for the purposes of the Prospectus Rules made under Part 6 of the UK Financial Services and Markets Act 2000 (as set out in the UK FCA’s Handbook).
The proxy statement is dated [           ], 2018 and is first being mailed to Shareholders of Record and Beneficial Holders on or about [           ], 2018. The proxy statement comprises an explanatory statement in compliance with Section 897 of the Companies Act 2006.

NOTICE OF COURT MEETING
IN THE HIGH COURT OF JUSTICE	CLAIM NO. CR-[ ]
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)
IN THE MATTER OF ARRIS INTERNATIONAL PLC
-and-
IN THE MATTER OF THE COMPANIES ACT 2006
NOTICE IS HEREBY GIVEN that by an Order dated [           ], 2018, made in the above matters, the Court has given permission for a meeting (the “Court Meeting”) to be convened of the holders of the Scheme Shares as of the Voting Record Time (each as defined under the Scheme) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement (the “Scheme”) to be made between ARRIS International plc (“ARRIS”) and the holders of the Scheme Shares, and that such meeting will be held at [           ] on [           ], 2019 at [     a.m./p.m.]
A copy of the Scheme and a copy of the explanatory statement required to be furnished pursuant to Section 897 of the Companies Act 2006 are incorporated in the proxy statement of which this notice forms part.
The Scheme will be subject to the subsequent sanction of the Court.
By the said Order, the Court has appointed [    ] or, failing him, [    ] or, failing him, any other director of the Company, to act as chairman of the Court Meeting and has directed the chairman to report the result thereof to the Court.
Shareholders of Record and Beneficial Holders
Shareholders whose names appear in the register of members of ARRIS are referred to in this notice, and in the attached proxy statement, as “Shareholders of Record.” Shareholders of Record at the Voting Record Time are entitled to attend and vote at the Court Meeting and may vote in person at the Court Meeting or they may appoint another person or persons, whether a shareholder of ARRIS or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting.
Shareholders who own ARRIS ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (“DTC”)) or otherwise are held in “street name” by a broker, bank, trust or other nominee, are referred to in this notice and in the attached proxy statement as “Beneficial Holders.” If you are a Beneficial Holder, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your ARRIS ordinary shares, and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the ordinary shares as proxy for the Shareholder of Record.
All Shareholders of Record and Beneficial Holders at the close of business on [           ], 2018, the notice record date for the Court Meeting, and Shareholders of Record at the Voting Record Time will receive notice of the Court Meeting.
Right to Appoint a Proxy; Procedure for Appointment
A proxy card labeled “Court Meeting Proxy Card,” for use at the Court Meeting, has been provided with this Notice to Shareholders of Record. To be valid, completed proxy cards should be completed and returned in accordance with the instructions set out on the form. It is requested that the Court Meeting Proxy Card (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the prepaid envelope provided or that you submit your proxy by telephone or through the Internet as soon as possible, and not later than [     a.m./p.m.] on [           ], 2019. However, if not so

lodged by the relevant time, Court Meeting Proxy Cards (together with any such authority, if applicable) may be handed to the chairman of the Court Meeting or to the Registrars of the meeting, on behalf of the chairman of the Court Meeting, before the start of the Court Meeting.
A space has been included in the Court Meeting Proxy Card to allow Shareholders of Record to specify the number of shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the Court Meeting to represent a Shareholder of Record. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact Morrow Sodali LLC at 470 West Avenue, Stamford, CT 06902, Shareholders Call Toll Free: (800) 662-5200, Banks and Brokers Call Collect: (203) 658-9400 or E-mail: Arris.info@morrowsodali.com.
Completion and return of a proxy card, or the appointment of a proxy electronically, will not prevent a Shareholder of Record at the Voting Record Time from attending, speaking and voting in person at the Court Meeting, or any adjournment thereof, if such Shareholder of Record wishes and is entitled to do so as described in the accompanying proxy statement.
Beneficial Holders of ARRIS ordinary shares will receive voting instructions from their broker, bank, trust or other nominee for the Court Meeting. Beneficial Holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such person to vote their ARRIS ordinary shares. Please note that holders of ARRIS ordinary shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for the submission by Shareholders of Record and such holders should, therefore, follow the separate instructions that will be provided by such person.
If you are a Beneficial Holder then, as a matter of English law, your name is not entered in ARRIS’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting, you must become a Shareholder of Record by arranging for the completion of a stock transfer form by the applicable Shareholder of Record in respect of the ARRIS ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to ARRIS’s transfer agent, Computershare Trust Company, N.A., prior to the Voting Record Time. Beneficial Holders who wish to attend and vote directly at the Court Meeting should take care to send such stock transfer form in respect of their ARRIS ordinary shares to permit processing to be completed by Computershare Trust Company, N.A. prior to the Voting Record Time.
Voting Record Time
The entitlement of Shareholders of Record to attend, speak and vote at the Court Meeting or any adjournment thereof and the number of votes that may be cast at the Court Meeting will be determined by reference to the register of members of ARRIS at 6:00 p.m. (Eastern Time) on [           ], 2019 or, if the Court Meeting is adjourned, at 6:00 p.m. (Eastern Time) on the date which is 10 days before the date fixed for reconvening the adjourned meeting. Changes to the register of members after the relevant time shall be disregarded in determining the rights of any person to attend, speak and vote at the Court Meeting.
Beneficial Holder Record Date
Only Beneficial Holders as of the close of business on [           ], 2018, will be entitled to direct their broker, bank, trust or other nominee how to vote their ARRIS ordinary shares at the Court Meeting.
Joint Holders
In the case of joint holders of ARRIS ordinary shares that are Shareholders of Record, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in ARRIS’s register of members.

Corporate Representatives
As an alternative to appointing a proxy, any Shareholder of Record that is a corporation or other entity may appoint one or more corporate representatives who may exercise on its behalf all its powers as a shareholder, provided that if two or more valid appointments are received in respect of the same share in relation to the same meeting, the one which is last sent shall be treated as replacing and revoking the other or others. If ARRIS is unable to determine which is last sent, the one which is last received shall be so treated. If ARRIS is unable to determine either which is last sent or which is last received, none of such appointments shall be treated as valid in respect of such share.
Voting on a Poll
In accordance with ARRIS’s articles of association and the directions of the Court, the vote on the Scheme will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. As soon as practicable after the Court Meeting, the results of the voting at the Court Meeting and the number of votes cast for and against and the number of votes actively withheld in respect of each resolution will be made available online at ir.arris.com and a Form 8-K reporting such results will be filed with the Securities and Exchange Commission.
YOUR VOTE IS IMPORTANT
Your vote at the Court Meeting is very important. It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of holders of the Scheme Shares (as defined in the Scheme). You are encouraged to submit your votes as instructed in Court Meeting Proxy Card or voting instructions for the Court Meeting as soon as possible.
Dated [           ], 2018
Herbert Smith Freehills LLP
Solicitors for the Company

ARRIS INTERNATIONAL PLC
(a public limited company having its registered office at Victoria Road, Saltaire, West Yorkshire,
England BD18 3LF and incorporated in England and Wales with company number 9551763)
NOTICE OF GENERAL MEETING
TO BE HELD [           ], 2019
To the Shareholders of ARRIS International plc (the “Company” or “ARRIS”):
NOTICE IS HEREBY GIVEN that a GENERAL MEETING of ARRIS will be held at [           ] on [           ], 2019 at [     a.m./p.m.] (or as soon thereafter as the Court Meeting (as defined in the proxy statement of which this notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions in connection with the proposed acquisition by CommScope Holding Company, Inc. (“CommScope”) of all of the issued and to be issued ordinary shares of ARRIS pursuant to the terms of a Bid Conduct Agreement and a court-sanctioned scheme of arrangement (the “Acquisition”), one of which is a special resolution and one of which is an ordinary resolution:
SPECIAL RESOLUTION: ARTICLES AMENDMENT PROPOSAL
To consider and, if thought fit, authorize, for the purpose of giving effect to the scheme of arrangement (the “Scheme”) between ARRIS and the holders of the Scheme Shares (as defined in the Scheme), the directors of ARRIS (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect and to amend the articles of association of ARRIS as set forth in the proxy statement that follows this notice.
ORDINARY RESOLUTION (NON-BINDING):
TRANSACTION-RELATED COMPENSATION PROPOSAL
To consider and, if thought fit, approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, on an advisory, non-binding basis, the compensation to be paid or become payable to ARRIS’s named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable as more fully described in the proxy statement accompanying this notice.
In accordance with ARRIS’s articles of association, all proposals will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. As soon as practicable after the General Meeting, the results of the voting at the General Meeting and the number of votes cast for and against and the number of votes actively withheld in respect of each resolution will be made available online at ir.arris.com and a Form 8-K reporting such results will be filed with the Securities and Exchange Commission.
The Articles Amendment Proposal will be proposed as a special resolution, which means, provided that a quorum is present, the Articles Amendment Proposal will be approved if 75% or more of the voting rights represented in person or by proxy at the meeting are cast in favor thereof. Approval of the Articles Amendment Proposal is a condition to the closing of the Acquisition, and as such the Scheme will not become effective if the Articles Amendment Proposal is not approved at the General Meeting.
The Transaction-Related Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, the Transaction-Related Compensation Proposal will be approved if a simple majority of the voting rights represented in person or by proxy at the meeting are cast in favor thereof. Because the vote on this compensation proposal is advisory in nature only, it will not be binding on the ARRIS Board of Directors (the “Board”). Approval of the Transaction-Related Compensation Proposal is not required in order to complete the Acquisition or for the Scheme to become effective.

These matters are more fully described (and the full text of each proposal is set out) in the proxy statement that follows this notice, which shall be deemed to form part of this notice. The Board believes that all the proposals being put to the shareholders would promote the success of ARRIS for the benefit of its shareholders as a whole. The Board unanimously recommends that you vote “FOR” each of the Articles Amendment Proposal and the Transaction-Related Compensation Proposal.
Shareholders whose names appear in the register of members of ARRIS are referred to in this notice, and in the attached proxy statement, as “Shareholders of Record.” Only Shareholders of Record at 6:00 p.m. (Eastern time) on [           ], 2019 (the “Voting Record Time”), are entitled to attend and vote at the General Meeting, and they may vote in person at the General Meeting or they may appoint another person or persons, whether a shareholder of ARRIS or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the General Meeting. If the General Meeting is adjourned, the Voting Record Time will be at 6:00 p.m. (Eastern Time) on the date which is 10 days before the date fixed for reconvening the adjourned meeting. Changes to entries on ARRIS’s register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the General Meeting.
In the case of joint holders of ARRIS ordinary shares that are Shareholders of Record, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in ARRIS’s register of members.
As an alternative to appointing a proxy, any Shareholder of Record that is a corporation or other entity may appoint one or more corporate representatives who may exercise on its behalf all its powers as a shareholder, provided that if two or more valid appointments are received in respect of the same share in relation to the same meeting, the one which is last sent shall be treated as replacing and revoking the other or others. If ARRIS is unable to determine which is last sent, the one which is last received shall be so treated. If ARRIS is unable to determine either which is last sent or which is last received, none of such appointments shall be treated as valid in respect of such share
Shareholders who own ARRIS ordinary shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (“DTC”)) or otherwise are held in “street name” by a broker, bank, trust or other nominee, are referred to in this notice and in the attached proxy statement as “Beneficial Holders.” Only Beneficial Holders as of the close of business on [           ], 2018, will be entitled to direct their broker, bank, trust or other nominee how to vote their ARRIS ordinary shares at the General Meeting. If you are a Beneficial Holder, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your ARRIS ordinary shares and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the ordinary shares as proxy for the Shareholder of Record. You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your ARRIS ordinary shares.
All Shareholders of Record and Beneficial Holders at the close of business on [           ], 2018, the notice record date for the General Meeting, and Shareholders of Record at the Voting Record Time will receive notice of the General Meeting.
A proxy card labeled “General Meeting Proxy Card,” for the General Meeting, has been provided with this notice to Shareholders of Record. Instructions for its use are set out on the proxy card. To be valid, completed proxy cards should be completed and returned in accordance with the instructions set out on the form. It is requested that the General Meeting Proxy Card (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the prepaid envelope provided or that your proxy be submitted by telephone or through the Internet as soon as possible, and not later than [     a.m./p.m.] on [           ], 2019.
A space has been included in the General Meeting Proxy Card to allow Shareholders of Record to specify the number of shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the General Meeting to represent a Shareholder of Record. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact Morrow Sodali LLC at 470 West Avenue, Stamford, CT 06902, Shareholders Call Toll Free: (800) 662-5200, Banks and Brokers Call Collect: (203) 658-9400 or E-mail: Arris.info@morrowsodali.com.

Completion and return of a proxy card, or the appointment of a proxy electronically, will not prevent a holder of ARRIS ordinary shares who is a Shareholder of Record at the Voting Record Time from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, if such holder of ordinary shares wishes and is entitled to do so as described in the accompanying proxy statement.
Beneficial Holders of ARRIS ordinary shares will receive voting instructions from their broker, bank, trust or other nominee for the General Meeting. Beneficial Holders should follow the directions provided by their broker, bank, trust or other nominee regarding how to instruct such person to vote their ARRIS ordinary shares. Please note that holders of ARRIS ordinary shares through a broker, bank, trust or other nominee may be required to submit voting instructions to their applicable broker, bank, trust or nominee at or prior to the deadline applicable for the submission by Shareholders of Record and such holders should, therefore, follow the separate instructions that will be provided by such person.
If you are a Beneficial Holder then, as a matter of English law, your name is not entered in ARRIS’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the General Meeting, you must become a Shareholder of Record by arranging for the completion of a stock transfer form by the applicable Shareholder of Record in respect of the ARRIS ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to ARRIS’s transfer agent, Computershare Trust Company, N.A., prior to the Voting Record Time. Beneficial Holders who wish to attend and vote directly at the General Meeting should take care to send such stock transfer form in respect of their ordinary shares to permit processing to be completed by Computershare Trust Company, N.A. prior to the Voting Record Time.
If you have returned a proxy card or otherwise voted, you may revoke prior instructions and cast your vote by following the procedures described in the accompanying proxy statement.
YOUR VOTE IS IMPORTANT
Your vote at the General Meeting is very important. Whether or not you plan to attend the General Meeting, please submit the General Meeting Proxy Card or voting instructions for the General Meeting as soon as possible. For specific instructions on voting, please refer to the proxy statement accompanying this notice of meeting or the proxy cards and voting instructions included with the proxy voting materials.
BY ORDER OF THE BOARD OF DIRECTORS
Patrick Macken, Senior Vice President, General Counsel and Secretary
Suwanee, Georgia
[           ], 2018

PROXY STATEMENT
i

ii

SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You are urged to read carefully the remainder of this proxy statement, including the attached annexes and the other documents to which ARRIS refers to herein and documents incorporated by reference into this proxy statement, as this section does not provide all the information that might be important to you with respect to the Acquisition, the Scheme and the other matters being considered at the General Meeting or the Court Meeting. Page references have been included to direct you to a more complete description of the topics presented in this summary.
The Companies (See page 28)
ARRIS International plc
ARRIS International plc (“ARRIS” or the “Company”) is a global entertainment, communications, and networking technology and solutions provider. It operates in three business segments, Customer Premises Equipment (“CPE”), Network & Cloud and Enterprise Networks, specializing in enabling service providers including cable, telephone, and digital broadcast satellite operators and media programmers to deliver media, voice, IP data services and Wi-Fi to their subscribers and enabling enterprises to experience constant, wireless and wired connectivity across complex and varied networking environments.
ARRIS International plc is a holding company that was incorporated under the laws of England and Wales in 2015. ARRIS’s principal executive offices are located at 3871 Lakefield Drive, Suwanee, Georgia 30024, and its telephone number at that address is +1 (678) 473-2000. ARRIS ordinary shares, £0.01 nominal value per share (the “Ordinary Shares”), are traded on the NASDAQ Global Select Market under the symbol “ARRS.”
Additional information about ARRIS and its subsidiaries is included in documents incorporated by reference in this proxy statement. See “Where You Can Find Additional Information” beginning on page 88.
CommScope Holding Company, Inc.
CommScope Holding Company, Inc. (“CommScope”) is a global leader in providing infrastructure solutions for the core, access and edge layers of communications networks. CommScope’s portfolio includes robust and innovative wireless and fiber optic solutions for today’s evolving digital lifestyle. CommScope’s talented and experienced global team helps customers increase bandwidth; maximize existing capacity; improve network response time and performance; and simplify technology migration. CommScope’s solutions are found in some of the largest venues and outdoor spaces; in data centers and buildings of all shapes, sizes and complexities; at wireless cell sites; in telecom central offices and cable television headends; in fiber-to-the-X deployments; and in airports, trains, and tunnels. Vital networks around the world run on CommScope solutions.
CommScope was incorporated in Delaware in 2010 in connection with the acquisition by it of CommScope, Inc., and CommScope or its predecessors has operated the CommScope business since 1976. CommScope’s principal executive offices are located at 1100 CommScope Place, SE, Hickory, North Carolina 28602, and its telephone number is (828) 324-2200. CommScope’s common stock is traded on the NASDAQ Global Select Market under the symbol “COMM.”
The Acquisition (See page 28)
On November 8, 2018, ARRIS entered into a Bid Conduct Agreement (the “Acquisition Agreement”) with CommScope, pursuant to which CommScope will, upon the terms and conditions therein, acquire all of the issued and to be issued Ordinary Shares of ARRIS (the “Acquisition”) for $31.75 per Ordinary Share (the “Per Share Consideration”). Upon the terms and conditions set forth in the Acquisition Agreement, which has been unanimously approved by the ARRIS board of directors (the “Board”), CommScope has agreed to acquire all of the issued and to be issued Ordinary Shares (other than shares owned by (i) CommScope or any direct or indirect wholly-owned subsidiary of CommScope or (ii) ARRIS or any direct or indirect wholly-owned subsidiary of ARRIS) by means of a court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the Companies Act 2006 (the “Companies Act”) (provided that the parties reserve the right under the Acquisition Agreement to effect the acquisition by means of a contractual takeover offer as defined in section 974 of the Companies Act in certain circumstances). At the effective time of the Scheme (the “Effective Time”), each Ordinary Share then outstanding shall automatically be transferred from ARRIS shareholders in accordance with the Scheme and the Acquisition Agreement to CommScope (or a subsidiary or nominee thereof), and the ARRIS shareholders shall cease to have any rights with respect to their Ordinary Shares, except their right to receive the Per Share Consideration, without interest. Following completion of the Acquisition, Ordinary Shares will no longer be publicly traded, and the ARRIS shareholders prior to the Acquisition will cease to have any ownership interest in ARRIS. The terms and conditions of the Acquisition are contained in the Acquisition Agreement, which is attached as Annex A to this proxy statement, and the Scheme, which is attached as Annex B to this proxy statement. Please carefully read the Acquisition Agreement and the Scheme as they contain the legal terms that govern the Acquisition.
Treatment of ARRIS’s Equity-Based Awards (See page 63)
Pursuant to the terms of the Acquisition Agreement, each award of ARRIS restricted stock units and outstanding warrant generally will be treated as follows upon the Effective Time:
Restricted Stock Units.   Except as summarized in “The Acquisition — Treatment of ARRIS’s Equity-Based Awards in the Acquisition” beginning on page 63 and subject to certain exceptions, the Acquisition Agreement provides that, at the Effective Time, 50% of each ARRIS unvested time-based vesting restricted stock unit or similar award (“ARRIS RSU”) will become vested and cancelled and converted into the right to receive an amount in cash equal to the Per Share Consideration multiplied by the number of Ordinary Shares so accelerated thereunder, and the remaining 50% of such ARRIS RSUs will be converted into CommScope restricted stock units (or, in the case of cash awards of ARRIS, comparable cash awards of CommScope), but otherwise will remain subject to the original terms and vesting schedule associated with such ARRIS RSU; provided, that, CommScope may elect to increase the portion of such ARRIS RSUs that are accelerated and settled in cash at the Effective Time. At the Effective Time, all non-employee director ARRIS RSUs and all remaining ARRIS RSUs (including all ARRIS RSUs with performance-based vesting conditions and all ARRIS RSUs that have previously vested prior to the Effective Time, but which have not at such time otherwise been settled) will become fully vested and cancelled and converted into the right to receive an amount in cash equal to the Per Share Consideration multiplied by the number of Ordinary Shares subject to such ARRIS RSUs, with performance for the “performance-based” ARRIS RSUs deemed to be satisfied at the target level for all such ARRIS RSUs other than those granted in 2018, for which performance will be deemed satisfied at a level which results in performance vesting at 150% of target.
Warrants.   With respect to each outstanding warrant to purchase Ordinary Shares, the Acquisition Agreement provides that ARRIS will use commercially reasonable efforts to cause such warrants to automatically, at the Effective Time, be converted into the right to receive an amount in cash equal to the Per Share Consideration minus the exercise price per Ordinary Share under such warrant multiplied by the number of Ordinary Shares exercisable for such exercise price thereunder. In the absence of documentation providing for such automatic conversion, the holders of the warrants would have the right to receive the applicable Per Share Consideration upon the valid exercise of the warrants.
U.S. Federal Income Tax Consequences (See page 57)
The receipt of cash in exchange for Ordinary Shares pursuant to the Acquisition will be a taxable transaction for U.S. federal income tax purposes. The receipt of cash by a U.S. holder (as defined under “The Acquisition — U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 57) generally will result in the recognition of gain or loss in an amount measured by the difference between the cash such U.S. holder receives for Ordinary Shares in the Acquisition and such U.S. holder’s adjusted tax basis in Ordinary Shares. A non-U.S. holder (as defined under “The Acquisition — U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 57) generally will not be subject to U.S. federal income tax with respect to the exchange of Ordinary Shares for cash in the Acquisition unless such non-U.S. holder has certain connections to the United States (as described in “The Acquisition — U.S.

Federal Income Tax Consequences of the Acquisition” beginning on page 57) or ARRIS is, or was during the relevant period, treated as a United States real property holding corporation for U.S. federal income tax purposes. Shareholders should refer to the discussion in the section entitled “The Acquisition — U.S. Federal Income Tax Consequences of the Acquisition,” beginning on page 57, and consult their own tax advisors for complete analysis of the U.S. federal, state, local and/or foreign tax consequences of the Acquisition that are applicable to them in light of their particular circumstances.
United Kingdom Tax Considerations (See page 60)
The transfer of Ordinary Shares by a UK Shareholder (as defined under “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60) in exchange for cash pursuant to the Acquisition will generally be treated as a disposal for the purposes of UK taxation of chargeable gains. A disposal of Ordinary Shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of capital gains.
A non-UK Shareholder (as defined under “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60) generally will not be subject to UK capital gains tax or corporation tax with respect to the exchange of Ordinary Shares for cash in the Acquisition unless such non-UK Shareholder has certain connections to the United Kingdom (as described in “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60).
Shareholders should refer to the discussion in the section entitled “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60 and consult their own tax advisors for complete analysis of the UK and/or foreign tax consequences of the Acquisition that are applicable to them in light of their particular circumstances.
The Court Meeting and the General Meeting; Board Recommendation (See pages 18 and 36)
The Court Meeting will be held at [           ] on [           ], 2019 at [    a.m./p.m.] and the General Meeting will be held at [           ] on [           ], 2019 at [    a.m./p.m.] (or as soon thereafter as the Court Meeting shall have concluded or been adjourned).
At the Court Meeting, ARRIS shareholders are being asked to consider and approve the Scheme (the “Court Scheme Proposal”).
At the General Meeting, ARRIS shareholders are being asked to consider and approve the following proposals:
1.
Articles Amendment Proposal:   To give the Board the authority to take all necessary action to carry the Scheme into effect and to amend the articles of association of ARRIS as described in “Articles Amendment Proposal” (see page 24).

2.
Transaction-Related Compensation Proposal:   To approve, on an advisory, non-binding basis, the compensation to be paid or to become payable to ARRIS’s named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable (see page 27).

The approval of the Court Scheme Proposal and the Articles Amendment Proposal is a condition to the closing of the Acquisition (the “Closing”), and as such the Scheme will not become effective if the Court Scheme Proposal is not approved at the Court Meeting and the Articles Amendment Proposal is not approved at the General Meeting. Completion of the Acquisition is not conditioned on approval of the Transaction-Related Compensation Proposal. Because the vote on this compensation proposal is advisory in nature only, it will not be binding on the Board. Accordingly, if the Court Scheme Proposal and the Articles Amendment Proposal are approved and the Acquisition is completed, the compensation may become payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote on the Transaction-Related Compensation Proposal.

The Acquisition is to be implemented by means of the Scheme. The procedure requires approvals by ARRIS shareholders at the Court Meeting and the General Meeting and sanction of the Scheme by the High Court of Justice of England and Wales (the “Court”).
After careful consideration, on November 7, 2018, the Board unanimously determined that the terms and provisions of the Acquisition Agreement and the Scheme and the actions required and contemplated thereby, including the Acquisition, will promote the success of ARRIS for the benefit of its shareholders as a whole. The Board unanimously recommends that shareholders vote “FOR” the Court Scheme Proposal, “FOR” the Articles Amendment Proposal and “FOR” the Transaction-Related Compensation Proposal. For a more complete description of the recommendation of the Board, see “The Acquisition —  Recommendation of the ARRIS Board of Directors” and “The Acquisition — Reasons for the Acquisition” each beginning on page 36.
Vote Required; Abstentions and Broker Non-Votes (See page 22)
Before the Court’s sanction can be sought for the Scheme, the Scheme must be approved by ARRIS shareholders at the Court Meeting. The Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time (expected to be 6:00 p.m. (Eastern time) on [           ], 2019) representing 75% or more in value of the Ordinary Shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy.
ARRIS shareholders are being asked to consider and approve the Articles Amendment Proposal at the General Meeting. This will be proposed as a special resolution, which means, provided that a quorum is present, the Articles Amendment Proposal will be approved if at least 75% of the votes cast are cast in favor thereof. The Articles Amendment Proposal will authorize the Board to implement the Scheme and to deal with certain ancillary matters including necessary amendments to ARRIS’s articles of association. ARRIS shareholders are also being asked to consider and approve, on a non-binding, advisory basis, the Transaction-Related Compensation Proposal at the General Meeting. The Transaction-Related Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast are in favor thereof.
An abstention occurs when a shareholder abstains from voting (either in person or by proxy) on one or more of the proposals. Broker non-votes occur when a broker, bank, trust or other nominee returns a proxy but does not have authority to vote on a particular proposal. In connection with the General Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum. As abstentions and broker non-votes are not considered votes cast under the Companies Act, for purposes of determining whether the Court Scheme Proposal, the Articles Amendment Proposal and Transaction-Related Compensation Proposal have been approved in accordance with the Companies Act, abstentions and broker non-votes will not have any effect on the outcome of the vote.
The votes on each proposal are separate and apart from the votes on the other proposals. Accordingly, you may vote to approve certain of the proposals and vote not to approve other proposals.
Record Dates (See page 18)
Shareholders whose name appears in the register of members of ARRIS are referred to in this proxy statement as “Shareholders of Record.” Shareholders of Record at 6:00 p.m. (Eastern time) on [           ], 2019 (the “Voting Record Time”), are entitled to attend and vote at the Court Meeting and the General Meeting. If the Court Meeting or the General Meeting are adjourned, the Voting Record Time will be at 6:00 p.m. (Eastern Time) on the date which is 10 days before the date fixed for reconvening the adjourned meeting. Changes to entries on ARRIS’s register of members after the Voting Record Time will be disregarded in determining the rights of any person to attend or vote at the Court Meeting and the General Meeting.
Shareholders who own Ordinary Shares for which Cede & Co. is the registered holder (as nominee for The Depository Trust Company (“DTC”)) or whose interests in Ordinary Shares are held in “street name” by a broker, bank, trust or other nominee, are referred to in this proxy statement as “Beneficial Holders.”

Only Beneficial Holders at the close of business on [           ], 2018 (the “Beneficial Holder Record Date”) will have the right to direct their broker, bank, trust or other nominee how to vote their Ordinary Shares at the Court Meeting and the General Meeting.
Shareholders of Record and Beneficial Holders at the close of business on [           ], 2018 (the “Notice Record Date”) and all Shareholders of Record at the Voting Record Time will receive notice of the Court Meeting and the General Meeting.
As of  [           ], 2018 there were [    ] Ordinary Shares outstanding, held by [    ] Shareholders of Record.
Opinion of Financial Advisor (See page 39 and Annex C)
ARRIS retained Evercore Group L.L.C. (“Evercore”) to act as its financial advisor in connection with the Acquisition. At a meeting of the Board on November 7, 2018, Evercore rendered an oral opinion to the Board, subsequently confirmed in its written opinion dated November 7, 2018, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Evercore’s written opinion, the Per Share Consideration was fair, from a financial point of view, to the holders of Ordinary Shares entitled to receive such Per Share Consideration.
The full text of Evercore’s written opinion dated November 7, 2018 is attached as Annex C to this proxy statement and is incorporated by reference in its entirety into this proxy statement. Evercore’s opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Evercore in rendering its opinion. You are encouraged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was directed to the Board and addresses only the fairness from a financial point of view of the Per Share Consideration to the holders of Ordinary Shares entitled to receive such Per Share Consideration, as of the date of the opinion, and not any other aspects of the Per Share Consideration or the Acquisition.
Interests of the ARRIS Directors and Executive Officers in the Acquisition (See page 47)
When considering the recommendation of the Board that you vote “FOR” the Court Scheme Proposal, “FOR” the Articles Amendment Proposal, and “FOR” the Transaction-Related Compensation Proposal, you should be aware that certain of the ARRIS directors and executive officers may have interests in the Acquisition that may be different from, or in addition to, your interests as a shareholder generally. The members of the Board also were aware of these interests in, among other matters, approving the Acquisition Agreement, the Scheme and the Acquisition and in recommending that the Acquisition Agreement, the Scheme and the Acquisition be approved by the ARRIS shareholders. See the sections entitled “The Acquisition — Background of the Acquisition,” “The Acquisition — Recommendation of ARRIS Board of Directors” and “The Acquisition — Reasons for the Acquisition” beginning on pages29, 36 and 36, respectively. You should take these interests into account in deciding whether to vote “FOR” the proposals described in this proxy statement.
These interests are described in more detail in “The Acquisition — Interests of the ARRIS Directors and Executive Officers in the Acquisition” beginning on page 47, including the compensation that may become payable in connection with the Acquisition to ARRIS’s named executive officers, which is the subject of a non-binding, advisory vote of ARRIS’s shareholders and is quantified therein. The dates used to quantify these interests have been selected for illustrative purposes only and do not necessarily reflect the dates on which certain events will occur.
As of the Beneficial Holder Record Date, directors and executive officers of ARRIS and its affiliates had the right to vote approximately [    ] Ordinary Shares, or approximately [    ]% of the outstanding Ordinary Shares on that date.
Irrevocable Undertakings (See page 76)
In connection with the execution and delivery of the Acquisition Agreement, each of the directors of ARRIS has entered into an Irrevocable Undertaking in favor of CommScope agreeing, among other things, to vote his or her Ordinary Shares (or, where the director is a Beneficial Holder, to instruct his or her broker, bank, trust or other nominee to vote his or her Ordinary Shares) in favor of the Court Scheme Proposal and in favor of the Articles Amendment Proposal.

Financing of the Acquisition (See page 54)
CommScope estimates the total amount required to complete the Acquisition and the related fees, commissions and expenses will be approximately $8.3 billion. CommScope intends to fund the Acquisition with a combination of cash on hand and equity and debt financing. Concurrently with the signing of the Acquisition Agreement, CommScope entered into (i) an investment agreement (the “Investment Agreement”) with Carlyle Partners VII S1 Holdings, L.P. (the “Equity Investor”) to provide certain equity financing to CommScope and an equity commitment letter with Carlyle Partners VII, L.P. (the “Sponsor” and together with the Equity Investor and/or their respective affiliates, “Carlyle”) and the Equity Investor (with CommScope as an express third-party beneficiary thereof) (the “Equity Commitment Letter”) and (ii) a debt commitment letter with JPMorgan Chase Bank, N.A., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch and Deutsche Bank Securities Inc. to provide certain debt financing to CommScope (the “Debt Commitment Letter”) (such equity and debt financing, the “Financing”). In the Acquisition Agreement, CommScope agrees to use its reasonable best efforts to consummate the Financing and, if any portion of the Financing becomes unavailable, CommScope agrees to use its reasonable best efforts to promptly arrange alternative sources of financing (on terms not materially less favorable to CommScope). There is no financing condition to the Acquisition. However, in the event CommScope is unable to obtain the Financing and, as a result, ARRIS subsequently terminates the Acquisition Agreement, ARRIS shall be entitled to a reverse termination fee as its sole remedy as described below in “— Termination of the Acquisition Agreement; Termination Fees.”
Effective Time and Closing (See page 62)
Unless ARRIS and CommScope agree otherwise, completion of the Acquisition will take place on the second business day following satisfaction or waiver of all the conditions to completion of the Acquisition, except for those conditions that are to be satisfied at Closing.
The Scheme will be effective when an order from the Court sanctioning the Scheme is delivered to the Registrar of Companies in England and Wales (the “Registrar of Companies”).
ARRIS and CommScope currently expect the completion of the Acquisition to occur in the first half of 2019. However, as the Acquisition is subject to regulatory clearance, the sanction of the Court and the satisfaction or waiver of other conditions described in the Acquisition Agreement, it is possible that factors outside the control of ARRIS or CommScope could result in the Acquisition being completed at a later time or not at all.
Agreement Not to Solicit Other Offers; Change of Recommendation (See page 74)
ARRIS is not permitted, among other things, to solicit, initiate or knowingly facilitate or encourage any inquiries regarding, or the making or announcement of any proposal or offer that constitutes, or is reasonably likely to lead to, an Acquisition Proposal (as defined in the Acquisition Agreement), engage in or participate in any discussions or negotiations regarding any Acquisition Proposal or provide any non-public information regarding ARRIS or its subsidiaries for purposes of facilitating any acquisition proposal. Notwithstanding this limitation, ARRIS may, under certain circumstances, provide information to and participate in discussions or negotiations with third parties with respect to certain unsolicited alternative acquisition proposals that the Board has determined in good faith, after consultation with its outside financial advisors and legal counsel, (i) is reasonably likely to be consummated in accordance with its terms and (ii) would result in a Superior Proposal (as defined in the Acquisition Agreement). The Board may change its recommendation to ARRIS shareholders (subject to CommScope’s right to terminate the Acquisition Agreement following such change of recommendation and receive a termination fee as described below in “— Termination of the Acquisition Agreement; Termination Fees”) in response to an Acquisition Proposal that it has determined, after consultation with its outside financial advisors and legal counsel, constitutes a Superior Proposal or in the event of an Intervening Event (as defined in the Acquisition Agreement) if, after complying with certain “match” rights with respect thereto, the Board determines in good faith that the failure to take such action would be inconsistent with its statutory or fiduciary duties.

Conditions to Complete the Acquisition (See page 80)
The consummation of the Acquisition is subject to various closing conditions, including, among other things, (i) the approval by the ARRIS shareholders of the Court Scheme Proposal and the Articles Amendment Proposal, (ii) the sanction of the Scheme by the Court, (iii) the receipt of certain required regulatory approvals free of any burdensome conditions, or lapse of certain review periods with respect thereto (described immediately below), (iv) the absence of a Company Material Adverse Effect (as defined in the Acquisition Agreement), (v) the accuracy of representations and warranties (subject, in certain cases, to certain materiality or Company Material Adverse Effect qualifiers, as applicable) and (vi) the absence of legal restraints prohibiting or restraining the Acquisition.
Regulatory Approvals Required for the Acquisition (See page 61)
To complete the Acquisition, ARRIS and CommScope must make filings with and obtain authorizations, approvals or consents from a number of regulatory authorities. The Acquisition is subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). ARRIS and CommScope also derive revenues in other jurisdictions where antitrust clearances are or may be required, including the European Union, Chile, Mexico, Russia and South Africa.
While there is no financing condition to the Acquisition, the equity financing arrangement with Carlyle is also subject to the requirements of the HSR Act and the expiration or termination of the waiting period under the HSR Act with respect to such equity financing is a condition to the Closing of the Acquisition.
Termination of the Acquisition Agreement; Termination Fees (See page 82)
The Acquisition Agreement contains certain termination rights for ARRIS and CommScope, including if the Acquisition has not been consummated by June 30, 2019 (provided that such date is subject to three, one-month extensions in certain circumstances specified in the Acquisition Agreement, including to receive regulatory approvals) (such date, the “Long Stop Termination Date”).
Upon termination of the Acquisition Agreement under specified circumstances, ARRIS will be required to pay CommScope a termination fee, including a termination as a result of  (i) ARRIS breaching any of its representations, warranties, covenants, or agreements in the Acquisition Agreement and failing to cure such breach in accordance with the terms of the Acquisition Agreement; (ii) a change of the Board’s recommendation under circumstances described in the Acquisition Agreement; (iii) ARRIS breaching the no-solicitation covenant in any material respect; (iv) the Acquisition Agreement being terminated due to the Acquisition not having closed by the Long Stop Termination Date and an alternative proposal having been made and not withdrawn at least 20 business days prior to such termination; (v) the Scheme not being sanctioned by the Court or the requisite shareholder approvals not being obtained; or (vi) an alternative proposal being submitted to ARRIS and ARRIS failing to publicly recommend against such alternative proposal or publicly affirm its recommendation of the Acquisition. The termination fee required to be paid by ARRIS under these circumstances (the “Termination Fee”) will be $58 million, except that the Termination Fee shall be $29 million in the case of clause (v) above (unless an alternative proposal has been received prior to such termination and ARRIS enters into a definitive agreement with respect to an alternative proposal within 12 months of such termination that is subsequently consummated).
The Acquisition Agreement also provides that CommScope will be required to pay ARRIS a reverse termination fee of  $250 million (the “Reverse Termination Fee”) if  (i) CommScope breaches any of its representations, warranties, covenants, or agreements in the Acquisition Agreement and fails to cure such breach in accordance with the terms of the Acquisition Agreement; (ii) CommScope fails to close the Acquisition as a result of the full proceeds to be provided to CommScope by the Financing not being available on the date the Closing would have occurred, subject to ARRIS’s willingness to close and certain cure rights; or (iii) the Acquisition has not closed by the Long Stop Termination Date as a result of failure to obtain required antitrust approvals or a final, non-appealable order having been entered relating to antitrust laws that prohibits the consummation of the Acquisition.
In the event the Acquisition fails to close, the parties’ sole and exclusive remedy for any breach, loss or damage will be (i) the right to terminate the Acquisition Agreement and receive the Termination Fee or

Reverse Termination Fee, as applicable, to the extent payable under the Acquisition Agreement as summarized above (and any expenses and interest in the event such fee becomes due and is not paid) or (ii) to seek to enforce the obligations of the other party by a decree of specific performance, subject, in the case that ARRIS seeks specific performance of CommScope’s obligations to effect the Closing, to certain limitations and qualifications set forth in the Acquisition Agreement, including availability of the proceeds from the Financing.
Effect on ARRIS if the Acquisition is Not Completed (See page 29)
If the Court Scheme Proposal and the Articles Amendment Proposal are not both approved by ARRIS shareholders or if the Acquisition is not completed for any other reason, ARRIS shareholders will not receive any cash consideration for their Ordinary Shares. Instead, ARRIS will remain an independent public company and the Ordinary Shares will continue to be listed and traded on the NASDAQ Global Select Market.
No Appraisal or Dissenters’ Rights (See page 56)
ARRIS shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition.
When the Court’s sanction is sought for the Scheme, the Court will consider matters including whether the Scheme has been implemented in accordance with the Companies Act, whether the ARRIS shareholders were fairly represented at the Court Meeting, whether the majority of the ARRIS shareholders are acting bona fide and not coercing the minority and whether the Scheme is one that a reasonable shareholder would approve. Scheme Shareholders (defined below) are entitled to attend the Court hearing and make submissions to oppose the Scheme on the basis that the aforementioned requirements have not been satisfied. However, if and when the Court sanctions the Scheme and the Court order is delivered to the Registrar of Companies, all Scheme Shareholders will be bound by the terms of the Scheme.
Certain Scheme Defined Terms
“Scheme Shareholders” means the holders of Scheme Shares whose names appear in the register of members of ARRIS at the Scheme Record Time.
“Scheme Shares” means the Ordinary Shares: (i) in issue at the date of the Scheme document; (ii) (if any) issued after the date of the Scheme document and prior to the Voting Record Time; and (iii) (if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme; in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares.
“Scheme Record Time” means 6:00 p.m. (Eastern time) on the business day preceding the date of the Court hearing to sanction the Scheme.
“Excluded Shares” means (i) any Ordinary Shares which are registered in the name of or beneficially owned by CommScope, its subsidiaries or by any of their respective nominees; and (ii) any Ordinary Shares held in treasury.

Expected Timetable of Principal Events
All dates and times are based on ARRIS’s current expectations and are subject to change. Terms used but not defined in this “Expected Timetable of Principal Events” shall have the meanings given to them in the Scheme.
Notice Record Date for Court Meeting and General Meeting	[ ], 2018
Beneficial Holder Record Date for Court Meeting and General Meeting	[ ], 2018
Voting Record Time for Court Meeting and General Meeting	6:00 p.m. (Eastern time) on [ ], 2019
Latest time for receipt of Court Meeting Proxy Cards for Shareholders of Record (Beneficial Holders should follow the deadlines provided by their broker, bank, trust or other nominee)	[ ], 2019
Latest time for receipt of General Meeting Proxy Cards for Shareholders of Record (Beneficial Holders should follow the deadlines provided by their broker, bank, trust or other nominee)	[ ], 2019
Court Meeting	[ ], 2019
General Meeting	[ ], 2019
The following dates are indicative only and are subject to change(1):
Last day of dealings in and for the registration of transfers of Ordinary Shares	[ ], 2019
Scheme Record Time	6:00 p.m. (Eastern time) on [ ], 2019
Court hearing to sanction the Scheme	[ ], 2019
Scheme Effective Time	[ ], 2019
Cancellation of admission to trading of Ordinary Shares	[ ], 2019
Long Stop Termination Date	June 30, 2019(2)

(1)
These dates are indicative only and will depend, among other things, on the date upon which (i) the Court sanctions the Scheme and (ii) the Court order is delivered to the Registrar of Companies.

(2)
This is the latest date by which the Scheme may become effective. Pursuant to the terms of the Acquisition Agreement, the Long Stop Termination Date may be extended by three one-month increments in certain circumstances.

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND SHAREHOLDER MEETINGS
The following are some questions that ARRIS shareholders may have regarding the proposals being considered at the General Meeting and the Court Meeting and brief answers to those questions. ARRIS urges you to read carefully this entire proxy statement, including the annexes, and the other documents to which this proxy statement refers or incorporates by reference because the information in this section does not provide all the information that might be important to you.
Q:
What is the transaction for which I am being asked to vote?

A:
ARRIS and CommScope have entered into the Acquisition Agreement pursuant to which, subject to the terms and conditions thereof, CommScope will acquire all of the issued and to be issued Ordinary Shares of ARRIS. The Acquisition will be effected pursuant to the Scheme under the Companies Act. Subject to the terms and conditions set forth in the Acquisition Agreement and the Scheme, at the Effective Time, each Ordinary Share issued and outstanding that is subject to the Scheme will be transferred to CommScope in exchange for the right to receive $31.75 in cash.

Q:
How does the Acquisition consideration compare to the market price of ARRIS’s Ordinary Shares prior to the announcement of the Acquisition?

A:
The Acquisition consideration of  $31.75 per Ordinary Share in cash represents a premium of approximately 14.2% to the closing price of the Ordinary Shares on November 7, 2018, the last trading day prior to the announcement of the Acquisition Agreement, and a premium of approximately 27.1% to the 30-trading day volume weighted average share price ending as of that date. The Acquisition consideration of  $31.75 per Ordinary Share in cash represents a premium of approximately 40.9% to the closing price of the Ordinary Shares on October 23, 2018, the last trading day prior to the publication of rumors of the Acquisition, and a premium of approximately 27.0% to the 30-trading day volume weighted average share price ending as of that date.

Q:
Why are there two ARRIS shareholder meetings?

A:
The Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between ARRIS and its shareholders who are Scheme Shareholders on the register of members of ARRIS at the Scheme Record Time under Part 26 of the Companies Act. The procedure requires approval of the Scheme by ARRIS shareholders at a meeting that is convened by the Court, which we refer to as the Court Meeting. The ARRIS shareholders will vote on the Court Scheme Proposal at the Court Meeting as described in “Court Scheme Proposal” beginning on page 22.

The Acquisition also requires approval of the Articles Amendment Proposal which is a proposal to amend ARRIS’s articles of association to allow the Board to carry the Scheme into effect. This proposal will not be presented at the Court Meeting. Therefore, ARRIS is also holding a General Meeting at which ARRIS shareholders will vote on the Articles Amendment Proposal (as well as on the Transaction-Related Compensation Proposal).
Q:
What are ARRIS shareholders being asked to consider and approve?

A:
ARRIS shareholders are being asked to consider and approve the following matters:

1.
Court Scheme Proposal:   To approve the Scheme at the Court Meeting.

2.
Articles Amendment Proposal:   To give the Board the authority to take all necessary action to carry the Scheme into effect and to amend the ARRIS articles of association as described in “Articles Amendment Proposal” on page 24 at the General Meeting.

3.
Transaction-Related Compensation Proposal:   To approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on an advisory, non-binding basis, the compensation to be paid or become payable to ARRIS’s named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable.

As more particularly described in “Court Scheme Proposal” and “The Court Meeting and the General Meeting” on pages 22 and 18, respectively, the Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between ARRIS and its shareholders who are Scheme Shareholders on the register of members of ARRIS at the Scheme Record Time under Part 26 of the Companies Act. The procedure requires approval by ARRIS shareholders at the Court Meeting and the sanction of the Scheme by the Court.
Court Meeting:   The purpose of the Scheme is to provide for CommScope to acquire all of the issued and to be issued Ordinary Shares of ARRIS. This is to be achieved by the automatic transfer of all of the outstanding Scheme Shares at the Scheme Record Time to CommScope or its subsidiary or nominee, including any issuer of depositary receipts falling within Section 67(6) and Section 93(3) of the United Kingdom Finance Act 1986 (a “DR Nominee”), in consideration for which CommScope will pay the Per Share Consideration on the basis set out in the Scheme. Before the Court’s sanction can be sought for the Scheme, the Court Scheme Proposal must be approved by ARRIS shareholders at the Court Meeting. The resolution must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time (expected to be 6:00 p.m. (Eastern time) on [           ], 2019) representing 75% or more in value of the Ordinary Shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy. The approval of the Court Scheme Proposal is a condition to the Closing of the Acquisition, so if the Court Scheme Proposal is not approved, the Acquisition cannot be completed.
General Meeting:   ARRIS shareholders also are being asked to consider and approve the Articles Amendment Proposal and the Transaction-Related Compensation Proposal at the General Meeting. The Articles Amendment Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75% of the votes cast are cast in favor thereof. The Articles Amendment Proposal will authorize the Board to implement the Scheme and to deal with certain ancillary matters including necessary amendments to ARRIS’s articles of association. Approval of the Articles Amendment Proposal is required for consummation of the Acquisition. The approval of the Articles Amendment Proposal is a condition to the Closing of the Acquisition, so if the Articles Amendment Proposal is not approved, the Acquisition cannot be completed.
The Transaction-Related Compensation Proposal will be proposed as an ordinary resolution, which means, provided that a quorum is present, such proposal will be approved if a simple majority of the votes cast are in favor thereof. In addition, as the proposal is non-binding, the result of the vote will not require the Board to take any action. Completion of the Acquisition is not conditioned on approval of the Transaction-Related Compensation Proposal. Because the vote on this compensation proposal is advisory in nature only, it will not be binding on the Board. Accordingly, if the Court Scheme Proposal and the Articles Amendment Proposal are approved and the Acquisition is completed, the compensation may become payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.
Q:
Why am I receiving two proxy cards and voting instructions for two meetings?

A:
As described above, ARRIS shareholders are being asked to consider and approve resolutions at both the Court Meeting and the General Meeting. Each copy of this document mailed to Shareholders of Record is accompanied by two proxy cards with instructions for voting. The proxy card labeled “Court Meeting Proxy Card” corresponds to the Court Meeting, and the proxy card labeled “General Meeting Proxy Card” corresponds to the General Meeting. Beneficial Holders will receive voting instructions from their broker, bank, trust or other nominee with instructions on how to vote for each meeting.

Your vote is very important. It is important that, for the Court Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the holders of the Scheme Shares at the Court Meeting. You are encouraged to submit a proxy card or voting instructions for BOTH the Court Meeting and the General Meeting as soon as possible.

If you have not received two proxy cards or voting instructions for both meetings, please contact Morrow Sodali LLC at 470 West Avenue, Stamford, CT 06902, Shareholders Call Toll Free: (800) 662-5200, Banks and Brokers Call Collect: (203) 658-9400 or E-mail: Arris.info@morrowsodali.com.
Q:
How does the Board recommend that shareholders vote?

A:
The Board has unanimously determined that the terms and provisions of the Acquisition Agreement and the Scheme and the actions required and contemplated thereby, including the Acquisition, would promote the success of ARRIS to the benefit of its shareholders as a whole and, accordingly, recommends that shareholders vote:

•
“FOR” the Court Scheme Proposal;

•
“FOR” the Articles Amendment Proposal; and

•
“FOR” the Transaction-Related Compensation Proposal.

For a more complete description of the recommendation of the Board with respect to these proposals, see “The Acquisition — Recommendation of the ARRIS Board of Directors;” and “The Acquisition — Reasons for the Acquisition” each beginning on page 36.
Q:
When and where are the Court Meeting and the General Meeting?

A:
The Court Meeting will be held at [           ] on [           ], 2019 at [    a.m./p.m.] and the General Meeting will be held at [           ] on [           ], 2019 at [    a.m./p.m.] (or as soon thereafter as the Court Meeting shall have concluded or been adjourned).

Q:
Who can receive notice of, attend and vote at the Court Meeting and General Meeting?

A:
Each Shareholder of Record or Beneficial Holder as of the Notice Record Date and each Shareholder of Record at the Voting Record Time will receive notice of the Court Meeting and the General Meeting.

Only Shareholders of Record at the Voting Record Time will be entitled to attend and vote on the resolutions to be put to the shareholders at the Court Meeting and the General Meeting. Each Beneficial Holder as of the Beneficial Holder Record Date will be entitled to direct his or her broker, bank, trust or other nominee how to vote such Ordinary Shares on the resolutions to be put to the shareholders at the Court Meeting and the General Meeting. At the Beneficial Holder Record Date, there were [    ] Ordinary Shares outstanding and entitled to vote at each of the Court Meeting and the General Meeting. If either meeting is adjourned, only those Shareholders of Record at 6:00 p.m. (Eastern time) on the date which is 10 days before the date fixed for reconvening adjourned meeting will be entitled to attend and vote.
Shareholders of Record may be asked to present valid picture identification, such as a driver’s license or passport, to attend the shareholder meetings. If you are a Beneficial Holder as of the Beneficial Holder Record Date and wish to attend the Court Meeting and/or the General Meeting, you will need to bring evidence of your interest in Ordinary Shares in the form of a currently dated letter from your broker, bank, trust or other nominee and proof of your identity (such as a driver’s license or passport). On verification of such evidence, you will be admitted to the Court Meeting and/or the General Meeting, but may not vote at the Court Meeting and/or the General Meeting unless you are a Shareholder of Record or hold a valid proxy from a Shareholder of Record as of the Voting Record Time.
If you are Beneficial Holder, as a matter of English law, your name is not entered in ARRIS’s register of members. Accordingly, if you wish to vote directly (i.e., in your own name) at the Court Meeting and/or the General Meeting, you must become a Shareholder of Record by arranging for the completion of a stock transfer form by the applicable Shareholder of Record in respect of the Ordinary Shares that you wish to be transferred in your name of record, pay any related UK stamp duty, if applicable, and send the completed stock transfer request form and related documentation to ARRIS’s transfer agent, Computershare Trust Company, N.A., prior to the Voting Record Time.

Beneficial Holders who wish to vote directly at the Court Meeting and/or the General Meeting should take care to send such stock transfer form in respect of their Ordinary Shares to permit processing to be completed by Computershare Trust Company, N.A. prior to the Voting Record Time.
All communications concerning Shareholder of Record accounts, including address changes, name changes, share transfer requirements and similar issues, can be handled by contacting Computershare Trust Company, N.A. at +1.866.490.6056 (toll free), +1.781.575.2774 (toll), or in writing at P.O. Box 43078 Providence, RI 02940-3078 or in writing by overnight delivery at 250 Royall Street, Canton, MA 02021.
Q:
If my Ordinary Shares are held in “street name” by my broker, bank, trust or other nominee, will my broker, bank, trust or other nominee vote my Ordinary Shares for me?

A:
If your Ordinary Shares are registered in the name of Cede & Co. (as nominee for DTC) or are held in “street name” through a broker, bank, trust or other nominee as a custodian, you are referred to in this proxy statement as a “Beneficial Holder.” Only Beneficial Holders as of the Beneficial Holder Record Date may direct their broker, bank, trust or other nominee how to vote at the General Meeting and the Court Meeting. Please follow the voting instructions provided by your broker, bank, trust or other nominee. Please note that you may not vote Ordinary Shares held as a Beneficial Holder by returning a proxy card or voting instruction directly to ARRIS. You may only vote Ordinary Shares held as a Beneficial Holder in person at the General Meeting or the Court Meeting if you obtain a “legal proxy” from your broker, bank, trust or other nominee.

Unless a Beneficial Holder instructs his or her broker, bank, trust or other nominee how to vote his or her Ordinary Shares, Ordinary Shares held by such Beneficial Holder will NOT be voted on any of the proposals presented at the General Meeting or the Court Meeting.
Q:
What are the effects of abstentions and broker non-votes at the meetings?

A:
An abstention occurs when a shareholder abstains from voting (either in person or by proxy) on one or more of the proposals. Broker non-votes occur when a broker, bank, trust or other nominee returns a proxy but does not have authority to vote on a particular proposal. Brokers, banks, trusts and other nominees will not have discretionary authority to vote on any of the proposals at the Court Meeting or the General Meeting, so they will only be able to vote shares for which they have received voting instructions from the Beneficial Holders. If you are a Beneficial Holder, you should therefore provide your broker, bank, trust or other nominee with instructions as to how to vote your Ordinary Shares for each proposal.

In connection with the Court Meeting, abstentions and broker non-votes will not be considered votes cast and will, therefore, not have any effect on the outcome of the vote at the Court Meeting.
In connection with the General Meeting, abstentions and broker non-votes will be considered in determining the presence of a quorum but will not be considered as votes cast. Abstentions and broker non-votes will have no effect on the outcome of the Articles Amendment Proposal or the Transaction-Related Compensation Proposal.
Q:
What happens if the Acquisition is not completed?

A:
If the Court Scheme Proposal and the Articles Amendment Proposal are not both approved by ARRIS shareholders or if the Acquisition is not completed for any other reason, ARRIS shareholders will not receive any cash consideration for their Ordinary Shares. Instead, ARRIS will remain an independent public company and ARRIS Ordinary Shares will continue to be listed and traded on the NASDAQ Global Select Market. Under the Acquisition Agreement, ARRIS or CommScope may be required to pay the other party a termination fee if the Acquisition Agreement is terminated under certain circumstances. See “The Acquisition Agreement — Termination Fees” beginning on page 83.

Q:
Will I be subject to U.S. or UK federal income tax upon the exchange of ARRIS Ordinary Shares for cash pursuant to the Acquisition?

A:
If you are a U.S. holder (as defined in “The Acquisition — U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 57, the exchange of Ordinary Shares for cash pursuant to the Acquisition generally will require you to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount of cash you received for Ordinary Shares pursuant to the Acquisition and your adjusted tax basis in the related Ordinary Shares. A non-U.S. holder (as defined in “The Acquisition — U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 57) generally will not be subject to U.S. federal income tax with respect to the exchange of Ordinary Shares for cash in the Acquisition unless such non-U.S. holder has certain connections to the United States or (as described in “The Acquisition — U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 57) ARRIS is, or was during the relevant period, treated as a United States real property holding corporation for U.S. federal income tax purposes. Because particular circumstances may differ, ARRIS recommends that you consult your own tax advisor for complete analysis of the U.S. federal, state, local and/or foreign tax consequences of the Acquisition that are applicable to you. A more complete description of the U.S. federal income tax consequences of the Acquisition is provided under “The Acquisition — U.S. Federal Income Tax Consequences of the Acquisition” beginning on page 57.

If you are a UK Shareholder (as defined under “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60) the exchange of Ordinary Shares for cash pursuant to the Acquisition will generally be treated as a disposal for the purposes of UK taxation of chargeable gains. A disposal of ordinary shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of capital gains. A non-UK Shareholder (as defined under “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60) generally will not be subject to UK capital gains tax or corporation tax with respect to the exchange of Ordinary Shares for cash in the Acquisition unless such non-UK Shareholder has certain connections to the United Kingdom (as described in “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60).
Shareholders should refer to the discussion in the section entitled “The Acquisition — UK Tax Consequences of the Acquisition” beginning on page 60 and consult their own tax advisors for complete analysis of the UK and/or foreign tax consequences of the Acquisition that are applicable to them in light of their particular circumstances.
Q:
Are ARRIS shareholders entitled to appraisal or dissenters’ rights?

A:
No, ARRIS shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition.

Q:
What do I need to do now?

A:
After you have carefully read this proxy statement and the attached annexes, please respond by completing, signing and dating the relevant proxy cards or voting instruction form, as applicable, and returning them in the enclosed postage-paid envelope or by submitting your proxy or voting instructions by telephone or through the Internet as soon as possible so that your Ordinary Shares will be represented and voted at the Court Meeting and General Meeting.

If you are a Shareholder of Record, please sign BOTH of the proxy cards exactly as your name appears on such cards. If your Ordinary Shares are owned jointly, each joint owner should sign the relevant proxy cards. In the case of joint holders of Ordinary Share who are Shareholders of Record, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names of the holders stand in ARRIS’s register of members. If a Shareholder of Record is a corporation, limited liability company, partnership or other entity, the relevant proxy cards should be signed in the full corporate, limited liability company, partnership or other entity name by a duly authorized person. If the relevant proxy cards are signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment.
If you are a Beneficial Holder, please refer to your voting instructions or the information forwarded by your broker, bank, trust or other nominee to see which voting options are available to you.
The Internet and telephone proxy submission procedures are designed to verify your holdings and to allow you to confirm that your instructions have been properly recorded.
If you are a Shareholder of Record at the Voting Record Time, neither the submission of a proxy or voting instructions, nor the method by which you submit a proxy or voting instructions, will in any way limit your right to vote at the Court Meeting and General Meeting if you later decide to attend the meeting in person. If you are a Beneficial Holder as of the Beneficial Holder Record Date, you must obtain a legal proxy, executed in your favor, from the Shareholder of Record through which your shares are held, to be able to vote at the Court Meeting and General Meeting.
Q:
How will my Ordinary Shares be voted if I complete my proxy or voting instructions?

A:
All Ordinary Shares entitled to vote and represented by properly completed proxies received prior to the Court Meeting and General Meeting, and not revoked, will be voted at the Court Meeting and General Meeting as instructed on the proxies or voting instructions.

If you are a Shareholder of Record and properly complete, sign and return your proxy cards, but do not indicate how your Ordinary Shares should be voted on a matter, the Ordinary Shares represented by your proxy will be voted as the Board recommends and, therefore:
•
“FOR” the Court Scheme Proposal;

•
“FOR” the Articles Amendment Proposal; and

•
“FOR” the Transaction-Related Compensation Proposal.

Broker non-votes occur when shares held by a bank, broker, trust or other nominee are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular resolution and does not have discretionary authority to vote on that resolution. If you are a Beneficial Holder and you do not submit voting instructions to your broker, bank, trust or other nominee, your broker, bank, trust or other nominee may generally vote your shares in its discretion only on routine matters. Because each of the resolutions being considered at the Court Meeting and the General Meeting are considered non-routine, your broker, bank trust or nominee will not have the discretion to vote your shares unless you provide voting instructions.
Q:
Can I revoke my proxy or voting instructions or change my vote after I have delivered my proxy or voting instructions?

A:
Yes. If you are a Shareholder of Record, you can do this in any of the three following ways:

•
by sending a written notice to the Secretary of ARRIS at ARRIS International plc, 3871 Lakefield Drive, Suwanee, Georgia 30024 in time to be received before the deadline for the receipt of proxy cards for such meeting, stating that you would like to revoke your proxy;

•
by completing, signing and dating another proxy card and returning it by mail in time to be received before the deadline for the receipt of proxy cards for the Court Meeting and General Meeting or by submitting a later dated proxy via the Internet or telephone, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•
by attending the meeting and voting in person (simply attending the meeting without voting will not revoke your proxy or change your vote).

If you are a Beneficial Holder, you should contact your broker, bank, trust or other nominee for instructions on how to do so.

Q:
Who can answer my questions?

A:
If you have any questions about the Acquisition or how to submit your proxy or voting instructions or if you need additional copies of this proxy statement, the enclosed proxy cards or voting instructions forms, you should contact:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
E-mail: Arris.info@morrowsodali.com
No other methods of communication from shareholders will be accepted. You may not use any electronic address provided in this proxy statement or any related documents to communicate with ARRIS for any purposes other than those expressly stated.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
Any statements contained in this proxy statement, and the documents to which ARRIS refers you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by ARRIS or on its behalf, including statements using terms such as “may,” “expect,” “anticipate,” “intend,” “estimate,” “believe,” “plan,” “continue,” “could be,” or similar variations thereof, constitute forward-looking statements. These forward-looking statements may include statements with respect to the financial condition, results of operations, financial projections and business of ARRIS and the proposed transaction with CommScope, including statements that are based on current expectations, estimates, forecasts, and projections. These and any other statements in this document that are not statements about historical facts are “forward-looking statements.” ARRIS cautions shareholders that forward-looking statements made by it are not guarantees of future performance and that a variety of factors could cause actual results to differ materially from the anticipated results or other expectations expressed in ARRIS’s forward-looking statements. Important factors that could cause results or events to differ from current expectations include:
•
the ability to complete the Acquisition, including (i) the ability to obtain requisite regulatory, Court and shareholder approval and the satisfaction of the other conditions to the consummation of the Acquisition and (ii) the ability of CommScope to obtain the Financing necessary to consummate the Acquisition;

•
the potential impact of the announcement or consummation of the transaction on relationships, including with vendors, customers and employees;

•
possible effects on the market price of the Ordinary Shares if the parties fail to complete the Acquisition;

•
uncertainties associated with the Acquisition that could adversely affect ARRIS’s business, results of operations and financial condition;

•
a diversion of a significant amount of management time and resources devoted towards the completion of the Acquisition;

•
restrictions on the conduct of ARRIS’s business set forth in the Acquisition Agreement;

•
possible delay, postponement or cancellation of certain business opportunities ARRIS might otherwise pursue absent the pending Acquisition;

•
limitations on ARRIS’s ability to pursue alternatives to the Acquisition set forth in the terms of the Acquisition Agreement;

•
potential litigation instituted against ARRIS and its directors challenging the proposed Acquisition; and

•
the others described in the risk factors set forth in Item 1A, Part II, “Risk Factors” of ARRIS’s Quarterly Report on Form 10-Q filed on November 8, 2018.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the operations, performance, development and results of ARRIS’s business. In providing forward-looking statements, ARRIS expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

THE COURT MEETING AND THE GENERAL MEETING
The Court Meeting
Date, Time and Place of the Court Meeting
The Court Meeting will be held at [           ] on [           ], 2019 at [    a.m./p.m.]
Purpose of the Court Meeting
The Court Meeting is being held to allow shareholders to consider and, if thought fit, approve the Scheme. The purpose of the Scheme is to provide for CommScope to acquire all of the issued and to be issued Ordinary Shares of ARRIS. This is to be achieved by means of an automatic transfer of all of the outstanding Scheme Shares at the Scheme Record Time to CommScope or its subsidiary or a DR Nominee, in consideration for which CommScope will pay the Per Share Consideration on the basis set out in the Scheme. Before the Court’s sanction can be sought for the Scheme, the Scheme requires the approval of the Court Scheme Proposal by ARRIS shareholders at the Court Meeting.
The General Meeting
Date, Time and Place of the General Meeting
The General Meeting will be held at [           ] on [           ], 2019 at [    a.m./p.m.] (or as soon thereafter as the Court Meeting shall have concluded or been adjourned).
Purpose of the General Meeting
The General Meeting is being held to allow shareholders to consider and, if thought fit, approve the Articles Amendment Proposal and the Transaction-Related Compensation Proposal. The Articles Amendment Proposal will be proposed as a special resolution, and the Transaction-Related Compensation Proposal will be proposed as an ordinary resolution.
•
Articles Amendment Proposal:   To give the Board the authority to take all necessary action to carry the Scheme into effect and to amend the ARRIS articles of association as described in “Articles Amendment Proposal” below at the General Meeting.

The approval of the Articles Amendment Proposal is a condition to the Closing of the Acquisition, and as such the Scheme will not become effective if the Articles Amendment Proposal is not approved at the General Meeting.
•
Transaction-Related Compensation Proposal:   To approve, in accordance with Section 14A of the Exchange Act, on an advisory, non-binding basis, the compensation to be paid or become payable to ARRIS’s named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable.

The approval of the Transaction-Related Compensation Proposal is not a condition to the Closing of the Acquisition. In addition, as the proposal is non-binding, the result of the vote will not require the Board to take any action. Subject to the satisfaction or waiver of the other conditions to the Closing of the Acquisition, the Scheme will become effective and the compensation may be paid or become payable whether or not the Transaction-Related Compensation Proposal is approved at the General Meeting.
Voting at the Court Meeting and the General Meeting
Each Shareholder of Record and each Beneficial Holder at the close of business on the Notice Record Date ([           ], 2018) and each Shareholder of Record at the Voting Record Time will receive notice of the Court Meeting and the General Meeting.

Each Shareholder of Record at the Voting Record Time (expected to be 6:00 p.m. (Eastern time) on [           ], 2019) will be entitled to attend and vote on all resolutions to be put to the shareholders at the Court Meeting and the General Meeting or they may appoint another person or persons, whether a shareholder of ARRIS or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Court Meeting and the General Meeting. If either meeting is adjourned, only those Shareholders of Record at 6:00 p.m. (Eastern time) on the date which is 10 days before the reconvening of the adjourned meeting will be entitled to attend and vote.
If you are a Beneficial Holder, only your broker, bank, trust or other nominee that is a Shareholder of Record can vote your Ordinary Shares, and the vote cannot be cast unless you either (i) provide instructions to your broker, bank, trust or other nominee or (ii) obtain a legal proxy by contacting your broker, bank, trust or other nominee, which entitles you to vote the Ordinary Shares as proxy for the Shareholder of Record. Each Beneficial Holder on the Beneficial Holder Record Date (the close of business on [           ], 2018) will be entitled to direct his or her broker, bank, trust or other nominee how to vote such Ordinary Shares on all resolutions to be put to the shareholders at the Court Meeting and the General Meeting. You should follow the directions provided by your broker, bank, trust or other nominee regarding how to instruct such person to vote your Ordinary Shares.
If you are a Beneficial Holder as of the Beneficial Holder Record Date and wish to attend the Court Meeting and/or the General Meeting, you will need to bring evidence of your interest in Ordinary Shares in the form of a currently dated letter from your broker, bank, trust or other nominee and proof of your identity. On verification of such evidence, you will be admitted to the Court Meeting and/or the General Meeting but may not vote at the Court Meeting and/or the General Meeting unless you are a Shareholder of Record as of the Voting Record Time or hold a valid legal proxy from a Shareholder of Record as of the Voting Record Time.
At the Court Meeting and the General Meeting, voting will be by way of poll and each Shareholder of Record present in person or by proxy will be entitled to one vote for each Ordinary Share held by such Shareholder of Record as of the Voting Record Time.
A quorum, which is the presence of at least two persons entitled to vote upon the business to be transacted in respect of a majority of the issued Ordinary Shares, present in person or by proxy for a shareholder or a duly authorized representative of a corporation or other entity that is a shareholder, must be present in order to hold the General Meeting. If you are a Shareholder of Record, your shares held as of the Voting Record Time will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the General Meeting. For the Court Meeting, the Court must be satisfied that the votes cast are a fair and reasonable representation of the opinion of the holders of the Scheme Shares.
It is important that, for the Court Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the holders of the Scheme Shares. You are therefore strongly urged to sign and return your Court Meeting Proxy Card or voting instructions for the Court Meeting and your General Meeting Proxy Card or voting instructions for the General Meeting as soon as possible. The completion and return of the proxy cards will not prevent a Shareholder or Record from attending, voting and speaking at either the Court Meeting or the General Meeting, or any adjournment thereof, in person if you are entitled to do so.
If you are a Beneficial Holder, as a matter of English law, your name will not be entered in ARRIS’s register of members. Accordingly, if you wish to vote directly (i.e., in your own name) at the Court Meeting and/or the General Meeting, you must arrange for the completion of a stock transfer form by the applicable Shareholder of Record in respect of such Ordinary Shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation to ARRIS’s transfer agent, Computershare Trust Company, N.A., prior to the Voting Record Time. Beneficial Holders who wish to vote directly at the Court Meeting and/or General Meeting should take care to send such stock transfer form in respect of their Ordinary Shares to permit processing to be completed by Computershare Trust Company, N.A. prior to the Voting Record Time.

Proxies
Each copy of this proxy statement mailed to Shareholders of Record is accompanied by two proxy cards with instructions for voting. The proxy card labeled “Court Meeting Proxy Card” corresponds to the Court Meeting, and the proxy card labeled “General Meeting Proxy Card” corresponds to the General Meeting. You should complete and return BOTH proxy cards accompanying this document to ensure that your vote is counted at both meetings, or at any adjournment or postponement of the meetings, regardless of whether you plan to attend the meetings. You may also authorize a proxy to vote your Ordinary Shares by telephone or through the Internet as instructed on the proxy cards.
A space has been included in the proxy cards to allow Shareholders of Record to specify the number of shares in respect of which that proxy is to be appointed. A proxy need not be a Shareholder of Record, but such proxy must attend the relevant shareholder meeting to represent a Shareholder of Record. A separate proxy card should be used for each proxy appointment. If you require additional proxy cards, please contact Morrow Sodali LLC at 470 West Avenue, Stamford, CT 06902, Shareholders Call Toll Free: (800) 662-5200, Banks and Brokers Call Collect: (203) 658-9400 or E-mail: Arris.info@morrowsodali.com.
If you are a Beneficial Holder as of the Beneficial Holder Record Date, you must direct your broker, bank, trust or other nominee to vote, in accordance with the voting instructions you have received from your broker, bank, trust or other nominee.
If you are a Shareholder of Record as of the Voting Record Time, you can revoke your proxy or voting instructions or change your vote after you have delivered your proxy or voting instructions in any of the following ways:
•
by sending a written notice to the Secretary of ARRIS at the address set forth below in time to be received before the deadline for receipt of proxy cards for the Court Meeting and General Meeting, stating that you would like to revoke your proxy;

•
by completing, signing and dating another proxy card and returning it by mail in time to be received before the deadline for receipt of proxy cards for the Court Meeting and General Meeting or by submitting a later dated proxy via the Internet or telephone, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

•
by attending the meeting and voting in person (simply attending the meeting without voting will not revoke your proxy or change your vote).

Written notices of revocation and other communications about revoking your proxy should be addressed to:
ARRIS International plc
3871 Lakefield Drive, Suwanee, Georgia 30024
Attention: Company Secretary
If you are a Beneficial Holder as of the Beneficial Holder Record Date, you should contact your broker, bank, trust or other nominee for instructions on how to revoke your voting instructions.
All Ordinary Shares represented by valid proxies that ARRIS receives through this solicitation, and that are not revoked, will be voted in accordance with the instructions on the proxies.
If you are a Shareholder of Record and you fail to make a specification on your proxy cards as to how you want your shares voted before signing and returning it, your proxy will be voted in accordance with the Board’s recommendation, “FOR” the Court Scheme Proposal, “FOR” the Articles Amendment Proposal and “FOR” the Transaction-Related Compensation Proposal.
Solicitation of Proxies
ARRIS will bear its own costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement to shareholders and the retention of any information agent or other service provider in connection with the Acquisition. This proxy solicitation is being made by ARRIS on behalf of the Board. ARRIS has hired Morrow Sodali LLC to assist in the solicitation of proxies. ARRIS has agreed to pay Morrow Sodali LLC a fee of  $20,000 plus payment of certain fees and expenses for its services to solicit proxies. In addition to this mailing, proxies may be solicited by directors, officers or employees of ARRIS or its affiliates in person or by telephone or electronic transmission. None of the directors, officers or employees will be directly compensated for such services.
In accordance with applicable regulations, ARRIS also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to Beneficial Holders of Ordinary Shares.
Other Matters
The Board is not currently aware of any business to be acted upon at the shareholder meetings other than the matters described in this proxy statement. If, however, other matters are properly brought before the meetings, the persons appointed as proxies will have discretion to vote or act on those matters as in their judgment will promote the success of ARRIS to the benefit of its shareholders as a whole.

COURT SCHEME PROPOSAL
Scheme
The following section of this proxy statement explains, among other things, the effect of the Scheme and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.
The Acquisition is to be implemented by means of a Court-sanctioned scheme of arrangement between ARRIS and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Scheme requires approval of the Scheme by ARRIS shareholders at the Court Meeting (the Court Scheme Proposal) and the approval of the Articles Amendment Proposal as a special resolution by ARRIS shareholders at the General Meeting. The Scheme also requires the sanction of the Court following these approvals. The Scheme is set out in full in Annex B of this proxy statement.
The purpose of the Scheme is to provide for CommScope to acquire all of the issued and to be issued ordinary share capital of ARRIS. This is to be achieved by means of an automatic transfer of all Scheme Shares outstanding at the Scheme Record Time to CommScope or its subsidiary or a DR Nominee, in consideration for which CommScope will pay the Per Share Consideration on the basis set out in the Scheme.
Sanction of the Scheme by the Court
Under the Companies Act, the Scheme also requires the sanction of the Court. The hearing by the Court to sanction the Scheme is currently expected to be held on [            ], 2019, subject to the prior satisfaction or waiver of the other conditions to the Closing, which are summarized in the section of this proxy statement titled “The Acquisition Agreement — Conditions to the Acquisition” beginning on page 80, other than those that are by their terms to be satisfied at Closing. Scheme Shareholders are entitled to attend the Court hearing, should they wish to do so, in person or through counsel.
Following sanction of the Scheme by the Court, the Scheme will become effective in accordance with its terms upon a copy of the Court order being delivered to the Registrar of Companies for registration. This is presently expected to occur as soon as practicable following the Court hearing to sanction the Scheme, being on the same day if practicable and on the next UK business day if not.
Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including all Beneficial Holders at the Scheme Record Time), irrespective of whether or not they attended or voted in favor of, or against, the Scheme at the Court Meeting or in favor of, or against, or abstained from voting on the special resolution at the General Meeting.
If the Scheme does not become effective on or prior to the Long Stop Termination Date (or such later date as may be agreed by ARRIS and CommScope and as the Court may approve (if such approval is required)), the Scheme will not become effective.
Required Vote
The Court Scheme Proposal must be approved by a majority in number of the Shareholders of Record as of the Voting Record Time (expected to be 6:00 p.m. (Eastern time) on [           ], 2019), representing 75% or more in value of the Ordinary Shares at the Voting Record Time, in each case, present and voting (and entitled to vote), either in person or by proxy.
Approval of the Court Scheme Proposal is required for the consummation of the Acquisition.

Recommendation of the Board
The Board unanimously determined that the terms and provisions of the Acquisition Agreement and the Scheme and the actions required and contemplated thereby, including the Acquisition, will promote the success of ARRIS for the benefit of its shareholders as a whole. The Board unanimously recommends that shareholders vote “FOR” the Court Scheme Proposal. For a more complete discussion of the Board’s recommendation, see “The Acquisition — Recommendation of the ARRIS Board of Directors” and “The Acquisition — Reasons for the Acquisition” each beginning on page 36.
When considering the recommendation of the Board that you vote “FOR” the Court Scheme Proposal, you should be aware that certain of the ARRIS directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a shareholder generally. The members of the Board were also aware of these interests in, among other matters, recommending that you vote “FOR” the Court Scheme Proposal. These interests are described in more detail in “The Acquisition — Interests of the ARRIS Directors and Executive Officers in the Acquisition” beginning on page 47.

ARTICLES AMENDMENT PROPOSAL
Amendment to the ARRIS Articles of Association
It is proposed, pursuant to the Articles Amendment Proposal, that the articles of association of ARRIS be amended to ensure that any Ordinary Shares issued after the Voting Record Time in respect of the Court Meeting and on or prior to the Scheme Record Time will be subject to the Scheme. It is also proposed to amend the articles of association so that any Ordinary Shares issued to any person other than CommScope or its nominees after the Scheme Record Time will be automatically acquired by CommScope on the same terms of the Acquisition (other than terms as to timings and formalities). These provisions will avoid any person (other than CommScope or its nominees) being left with Ordinary Shares after the Scheme becomes effective.
Special Resolution to be Proposed at the General Meeting
For the reasons described above, ARRIS is requesting its shareholders adopt the following resolution at the General Meeting, which is a special resolution:
THAT for the purpose of giving effect to the scheme of arrangement dated [           ], 2018 (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chairman of this meeting, in its original form or subject to any modification, addition, or condition as may be agreed between the Company and CommScope and approved or imposed by the Court (the Scheme):
(A)
the directors of the Company (or a duly authorised committee of the directors) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)
with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 126:

“126. Scheme of Arrangement
126.1
In this article, references to the Scheme are to the Scheme of Arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares (as defined in the Scheme) dated [           ], 2018 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court (as defined in the Scheme) and mutually acceptable to the Company and CommScope Holding Company, Inc. (the “Buyer”), each acting reasonably and in good faith, and save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

126.2
Notwithstanding either any other provision of these articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any shares (other than to the Buyer or its nominee(s)) on or after the Voting Record Time (as defined in the Scheme) but at or before the Scheme Record Time (as defined in the Scheme), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

126.3
Notwithstanding any other provision of these articles, if any shares are issued to any person (other than to the Buyer or its nominee(s)) (the “New Member”) after the Scheme Record Time (the “Disposal Shares”), such Disposal Shares shall be issued on the terms that the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme has become (or becomes) effective in accordance with its terms, be obliged, upon the Scheme becoming effective or, if later, upon the issue of the Disposal Shares, to transfer immediately all of its Disposal Shares free of all encumbrances to the Buyer (or as the Buyer may otherwise direct in writing to the Company) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the payment by or on behalf of the Buyer to the New Member of an amount in cash for each Disposal Share equal to the consideration that the New Member would have been entitled to had each Disposal Share been a Scheme Share.
126.4
On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Time (as defined in the Scheme), the value of the consideration per Disposal Share to be paid under paragraph (126.3) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company or an independent investment bank selected by the Company may determine to ensure (as nearly as may be) parity of treatment with that provided for by paragraph (126.3) above. References in this article to shares shall, following such adjustment, be construed accordingly.

126.5
To give effect to any transfer required by this article, the Company may appoint any person as attorney and/or agent for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Buyer (or its nominee) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney or agent be necessary or desirable to vest the Disposal Shares in the Buyer (or its nominee) and pending such vesting to exercise all such rights attaching to the Disposal Shares as the Buyer may direct. If an attorney or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of the Buyer) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed in writing by the Buyer. The Company may give good receipt for the purchase price of the Disposal Shares and may register the Buyer as holder of the Disposal Shares and issue to it certificate(s) for the same. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Disposal Shares. [Unless otherwise set forth in the Scheme, the Buyer shall settle the consideration due to the New Member pursuant to paragraph 126.3 above by sending a cheque drawn on a US clearing bank (or shall procure that such a cheque is sent) in favour of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) for the purchase price of such Disposal Shares, as described in paragraph 126.3 above (and adjusted pursuant to paragraph 126.4 above, as applicable), as soon as practicable and in any event no later than 14 days after the date on which the Disposal Shares are issued to the New Member.]

126.6
If the Scheme shall not have become effective by the date referred to in clause [6.2] of the Scheme (or such later date, if any, as the Buyer and the Company may agree and the Court may approve (if such approval is required)), this article shall be of no effect.

126.7
Notwithstanding any other provision of these articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the effective date of the Scheme other than to the Buyer and/or its nominees pursuant to the Scheme.”

Required Vote
The Articles Amendment Proposal will be proposed as a special resolution, which means, provided that a quorum is present, such proposal will be approved if at least 75% of the votes cast are cast in favor thereof.
The approval of the Articles Amendment Proposal is a condition to the Closing of the Acquisition, and as such the Scheme will not become effective if the Articles Amendment Proposal is not approved at the General Meeting.

Recommendation of the Board
The Board unanimously determined that the terms and provisions of the Acquisition Agreement and the Scheme and the actions required and contemplated thereby, including the Acquisition, will promote the success of ARRIS for the benefit of its shareholders as a whole. The Board unanimously recommends that shareholders vote “FOR” the Articles Amendment Proposal. For a more complete discussion of the Board’s recommendation, see “The Acquisition — Reasons for the Acquisition” and “The Acquisition — Recommendation of the ARRIS Board of Directors” each beginning on page 36.
When considering the recommendation of the Board that you vote “FOR” the Articles Amendment Proposal, you should be aware that certain of the ARRIS directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a shareholder generally. The members of the Board were also aware of these interests in, among other matters, recommending that you vote “FOR” the Articles Amendment Proposal. These interests are described in more detail in “The Acquisition — Interests of the ARRIS Directors and Executive Officers in the Acquisition” beginning on page 47.

TRANSACTION-RELATED COMPENSATION PROPOSAL
Advisory Approval of the Compensation Payments to Named Executive Officers
In accordance with Section 14A of the Exchange Act, ARRIS is providing its shareholders with the opportunity to cast an advisory, non-binding vote at the General Meeting on the compensation that may be paid or become payable to its named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable. For a more detailed summary of the compensation payments, see “The Acquisition — Interests of the ARRIS Directors and Executive Officers in the Acquisition — Named Executive Officer Golden Parachute Compensation” beginning on page 47. As required by Section 14A of the Exchange Act, ARRIS is asking its shareholders to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to ARRIS’s named executive officers in connection with the completion of the Acquisition, as disclosed pursuant to Item 402(t) of Regulation S-K in the tables in the section of the proxy statement entitled “The Acquisition — Interests of the ARRIS Directors and Executive Officers in the Acquisition — Named Executive Officer Golden Parachute Compensation,” including the associated narrative discussion, are hereby APPROVED on an advisory (non-binding) basis.”
Required Vote
Provided that a quorum is present, the Transaction-Related Compensation Proposal will be passed if a simple majority of the votes cast at the meeting (in person or by proxy) are cast in favor of this proposal.
Completion of the Acquisition is not conditioned on approval of the Transaction-Related Compensation Proposal. Because the vote on this compensation proposal is advisory in nature only, it will not be binding on the Board. Accordingly, if the Court Scheme Proposal and the Articles Amendment Proposal are approved and the Acquisition is completed, the compensation may become payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote.
Recommendation of the Board
The Board unanimously determined that the terms and provisions of the Acquisition Agreement and the Scheme and the actions required and contemplated thereby, including the Acquisition and the compensation that may be paid or become payable to ARRIS’s named executive officers in connection with the Acquisition and the agreements and understandings pursuant to which such compensation may be paid or become payable, will promote the success of ARRIS for the benefit of its shareholders as a whole. The Board unanimously recommends that shareholders vote “FOR” the Transaction-Related Compensation Proposal. See “The Acquisition — Recommendation of the Board of Directors” and “The Acquisition — Reasons for the Acquisition” each beginning on page 36 for a more detailed discussion of the Board’s recommendation.
When considering the recommendation of the Board that you vote “FOR” the Transaction-Related Compensation Proposal, you should be aware that certain of the ARRIS directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a shareholder generally. The members of the Board were also aware of these interests in, among other matters, recommending that you vote “FOR” the Transaction-Related Compensation Proposal. These interests are described in more detail in “The Acquisition — Interests of the ARRIS Directors and Executive Officers in the Acquisition” beginning on page 47, including the compensation that is the subject of this proposal in “The Acquisition — Interests of the ARRIS Directors and Executive Officers in the Acquisition — Named Executive Officer Golden Parachute Compensation” beginning on page 47.

THE ACQUISITION
This discussion of the Acquisition is qualified in its entirety by reference to the Acquisition Agreement and the Scheme, which are attached to this proxy statement as Annex A and Annex B, respectively, and incorporated into this proxy statement by reference. You should read the entire Acquisition Agreement and Scheme carefully as they are the legal documents that govern the Acquisition.
Parties Involved in the Acquisition
ARRIS International plc
ARRIS International plc is a global entertainment, communications, and networking technology and solutions provider. It operates in three business segments, CPE, Network & Cloud and Enterprise Networks, specializing in enabling service providers including cable, telephone, and digital broadcast satellite operators and media programmers to deliver media, voice, IP data services and Wi-Fi to their subscribers and enabling enterprises to experience constant, wireless and wired connectivity across complex and varied networking environments.
ARRIS International plc is a holding company that was incorporated under the laws of England and Wales in 2015. ARRIS’s principal executive offices are located at 3871 Lakefield Drive, Suwanee, Georgia 30024, and its telephone number at that address is +1 (678) 473-2000. ARRIS Ordinary Shares are traded on the NASDAQ Global Select Market under the symbol “ARRS.”
Additional information about ARRIS and its subsidiaries is included in documents incorporated by reference in this proxy statement. See “Where You Can Find Additional Information” beginning on page 88.
CommScope Holding Company, Inc.
CommScope Holding Company, Inc. is a global leader in providing infrastructure solutions for the core, access and edge layers of communications networks. CommScope’s portfolio includes robust and innovative wireless and fiber optic solutions for today’s evolving digital lifestyle. CommScope’s talented and experienced global team helps customers increase bandwidth; maximize existing capacity; improve network response time and performance; and simplify technology migration. CommScope’s solutions are found in some of the largest venues and outdoor spaces; in data centers and buildings of all shapes, sizes and complexities; at wireless cell sites; in telecom central offices and cable television headends; in fiber-to-the-X deployments; and in airports, trains, and tunnels. Vital networks around the world run on CommScope solutions.
CommScope was incorporated in Delaware in 2010 in connection with the acquisition by it of CommScope, Inc., and CommScope or its predecessors has operated the CommScope business since 1976. CommScope’s principal executive offices are located at 1100 CommScope Place, SE, Hickory, North Carolina 28602, and its telephone number is (828) 324-2200. CommScope’s common stock is traded on the NASDAQ Global Select Market under the symbol “COMM.”
Certain Effects of the Acquisition
Upon the terms and subject to the conditions of the Acquisition Agreement and the Scheme, at the Effective Time, CommScope will directly or indirectly acquire all of the issued and to be issued Ordinary Shares of ARRIS. As a result of the Acquisition, ARRIS will become a direct or indirect wholly-owned subsidiary of CommScope. ARRIS will de-list the Ordinary Shares from the NASDAQ Global Select Market and de-register under the Exchange Act as soon as reasonably practicable following the Effective Time and, following such time, no longer will be a publicly-traded company and no longer will file periodic reports or other materials with the SEC. If the Acquisition is consummated, you will not own any Ordinary Shares, and instead will only be entitled to receive the Per Share Consideration described in “— Acquisition Consideration” beginning on page 29.
The Acquisition will be effective when an order from the Court sanctioning the Scheme is delivered to the Registrar of Companies, which will only occur following the satisfaction or waiver of all of the conditions to Closing.

Effect on ARRIS if the Acquisition is Not Completed
If the Court Scheme Proposal and the Articles Amendment Proposal are not both approved by shareholders or if the Acquisition is not completed for any other reason, ARRIS shareholders will not receive any cash consideration for their Ordinary Shares. Instead, ARRIS will remain an independent public company, the Ordinary Shares will continue to be listed and traded on the NASDAQ Global Select Market and ARRIS will continue to file periodic reports and other materials with the SEC.
Furthermore, if the Acquisition is not consummated, and depending on the circumstances that caused the Acquisition not to be consummated, it is possible that the price of the Ordinary Shares will decline significantly. If that were to occur, it is uncertain when, if ever, the price of the Ordinary Shares would return to the price at which they trade as of the date of this proxy statement.
There can be no assurance as to the effect of these risks and opportunities on the future value of your Ordinary Shares. If the Acquisition is not consummated, the Board will continue to evaluate and review ARRIS’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to enhance shareholder value. There can be no assurance that any other transaction acceptable to ARRIS will be offered or that ARRIS’s business, prospects or results of operation will not be adversely impacted.
In addition, under specified circumstances under the Acquisition Agreement, ARRIS or CommScope may be required to pay the other party a termination fee upon termination of the Acquisition Agreement. See “The Acquisition Agreement — Termination Fees” beginning on page 83.
Acquisition Consideration
At the Effective Time, each outstanding Ordinary Share (other than shares owned by (i) CommScope or any other direct or indirect wholly-owned subsidiary of CommScope or (ii) ARRIS or any direct or indirect wholly-owned subsidiary of ARRIS) automatically shall be transferred from the ARRIS shareholders in accordance with the Scheme and the Acquisition Agreement to CommScope, and the ARRIS shareholders shall cease to have any rights with respect to their Ordinary Shares, except their right to receive the Per Share Consideration of  $31.75, without interest.
ARRIS also has agreed to use commercially reasonable efforts to cause outstanding warrants to purchase Ordinary Shares to automatically, at the Effective Time, be converted into the right to receive an amount in cash equal to the Per Share Consideration minus the exercise price per Ordinary Share under such warrant multiplied by the number of Ordinary Shares exercisable for such exercise price thereunder. As of the Beneficial Holder Record Date, there were warrants outstanding to purchase [    ] Ordinary Shares, with a weighted average exercise price of  $[    ]. In the absence of documentation providing for such automatic conversion, the holders of the warrants would have the right to receive the applicable Per Share Consideration upon the valid exercise of the warrants.
After the Acquisition is completed, you will have the right to receive the Per Share Consideration, but you will no longer have any rights as an ARRIS shareholder as a result of the Acquisition.
Background of the Acquisition
The Board routinely meets with ARRIS’s senior management to review and discuss strategic opportunities available to ARRIS to enhance shareholder value. These strategy discussions generally include a review of areas of anticipated and potential organic growth through product enhancement or new product developments, acquisition opportunities that may accelerate ARRIS’s growth, potential minority investments in companies with developing technology that ARRIS is currently or considering using in connection with its products and services, the sale of product lines that are no longer material components of ARRIS’s long-range plan and restructuring opportunities within ARRIS’s businesses to create greater efficiency and profitability. In addition to these on-going strategic reviews, ARRIS has been approached from time to time by third parties, including CommScope and the various sponsors discussed below, to discuss a potential investment in or purchase of ARRIS. However, none of ARRIS’s prior discussions regarding potential business combination transactions with other interested parties had progressed beyond preliminary stages or resulted in a value better than the Per Share Consideration. Over the past two years,

Evercore assisted ARRIS in its review of certain of these opportunities (as described below) and discussed with the Board a range of other strategic alternatives available to ARRIS. On October 20, 2018, ARRIS formally engaged Evercore to serve as its financial advisor in connection with a sale of ARRIS after consideration of Evercore’s qualifications and its prior work for ARRIS.
During 2017, ARRIS was contacted by a number of companies that expressed an interest in potentially making a significant investment in or acquiring ARRIS. One of the companies that met with ARRIS in 2017 was Carlyle, which reached out to Bob Stanzione, ARRIS’s Executive Chairman, in February 2017 to express an interest in learning more about ARRIS. A meeting among representatives of Carlyle, Bruce McClelland, ARRIS’s Chief Executive Officer, Dave Potts, ARRIS’s Chief Financial Officer, and Mr. Stanzione was held at ARRIS’s headquarters in Suwanee, Georgia in late April 2017, at which meeting ARRIS provided a general overview of the company and the industry in which it operates. There was no further communication with Carlyle following that meeting until August 2017.
Messrs. McClelland, Stanzione and Potts, in February 2017, also had dinner with a representative of Sponsor A in Atlanta. At the dinner, Sponsor A expressed an interest in learning more about ARRIS. The parties entered into a Non-Disclosure Agreement (a “NDA”). This NDA, and the other NDAs described in this “Background of the Acquisition” section, included customary standstill provisions. All of these standstill provisions automatically terminated upon the announcement of the execution of the Acquisition Agreement, other than under the NDA with Sponsor D, with respect to which Sponsor D did not negotiate a termination provision. However, the NDA with Sponsor D does not contain a provision that prohibits it from asking for a waiver of the standstill provisions. Representatives of Sponsor A and ARRIS subsequently met in Atlanta in April 2017. At the meeting, Mr. McClelland provided an overview of ARRIS, including its current long-range financial plan, and the representatives from Sponsor A discussed its approach to investing in and managing portfolio companies. There were no additional discussions with Sponsor A until September 2017, when Mr. McClelland had dinner with representatives of Sponsor A in New York. At the dinner, Sponsor A introduced a Senior Managing Director who recently had relocated and now had responsibility for Sponsor A’s technology investments. A follow-up meeting was scheduled for the end of September in New York. At that meeting, Messrs. McClelland, Stanzione and Potts reviewed with Sponsor A representatives information on ARRIS’s operations, the industry and its current long-range financial plan. ARRIS’s pending acquisition of Ruckus Wireless (“Ruckus”) also was discussed. Following the meeting, Sponsor A requested additional information from ARRIS, which was provided to it in October 2017. After providing the information, there were no further discussions with Sponsor A, and Sponsor A never provided any further indication of interest in investing in or acquiring ARRIS.
In July 2017, Sponsor B contacted a representative from Evercore and requested a meeting with ARRIS management to learn more about ARRIS and potential opportunities between the companies. A preliminary meeting was held with Sponsor B in New York in late-July, where Messrs. McClelland, Stanzione and Potts and representatives from Evercore met with representatives of Sponsor B, and Messrs. McClelland, Stanzione and Potts and representatives from Sponsor B exchanged high-level information about their respective businesses and operating philosophies. Following this meeting, Sponsor B sent to a representative from Evercore a presentation outlining the potential benefits of an acquisition of ARRIS by Sponsor B and requesting an additional meeting. Prior to providing additional information, ARRIS required Sponsor B to enter into a NDA. Messrs. McClelland, Stanzione and Potts and representatives from Evercore then met with representatives of Sponsor B in Atlanta in late September 2017. At that meeting, Messrs. McClelland, Stanzione and Potts and representatives from Sponsor B reviewed, among other things, more detailed information on ARRIS’s business, its industry and its current long-range financial plan, as well as an update on the pending Ruckus acquisition. Following the September 2017 meeting, Sponsor B requested additional information from ARRIS, including additional financial information, as well as information relating to other potential follow-on strategic opportunities. This additional information was provided by ARRIS in early October 2017. On October 24, 2017, a representative from Sponsor B contacted a representative from Evercore to state that Sponsor B was not going to proceed with making any offer to acquire ARRIS at that time as it did not think it could offer a “meaningful premium” to the then-current trading price for the Ordinary Shares, which as of that date closed at $28.12 per share. Sponsor B cited the risks associated with the closing of the Ruckus acquisition as a significant factor in its decision.

In light of the on-going discussions with Sponsor A and Sponsor B, in late August 2017, Mr. Stanzione reached out to representatives of Carlyle to see if they had interest in continuing the discussions from earlier in the Spring of 2017. The parties entered into a NDA and had a preliminary call to discuss the current state of ARRIS’s business in early September 2017. A follow-up meeting was held in Atlanta on September 22, 2017, where Messrs. McClelland, Stanzione and Potts provided Carlyle with additional information about ARRIS’s current operations and plans and the parties discussed a potential acquisition of, or investment in, ARRIS by Carlyle. Representatives from Evercore also attended this meeting. After this meeting, on September 25, 2017, a Carlyle representative called Mr. Stanzione and requested permission, under the terms of the NDA, to reach out to representatives of CommScope about the possibility of combining ARRIS and CommScope.
In response to the request made by Carlyle, on September 25, 2017, Mr. McClelland spoke with Eddie Edwards, President and CEO of CommScope, to confirm CommScope’s interest in discussing a combination of the two companies. Mr. Edwards informed Mr. McClelland that CommScope would be interested. Following that phone call, Messrs. Stanzione and McClelland met with Frank Drendel, Chairman of CommScope, at an industry event held in New York City, and discussed bringing the two companies together. Following that meeting, ARRIS and CommScope entered into a NDA. On October 5, 2017, Messrs. Stanzione, McClelland and Potts had a conference call with Messrs. Drendel and Edwards, during which the same ARRIS materials that had been previously presented to Carlyle were reviewed and discussed. On November 3, 2017, Messrs. Drendel and Edwards had a follow-up call with Messrs. Stanzione and McClelland, during which they informed them that CommScope was not interested in continuing discussions regarding a possible combination of the two companies at that time. Representatives from Carlyle contacted a representative from Evercore on November 6, 2017, to confirm that they were not interested in pursuing a transaction at that time as well.
The Board was regularly informed of the various discussions with the parties during 2017 and received advice from counsel, including ARRIS’s outside UK counsel, Herbert Smith Freehills (“HSF”), and its U.S. outside counsel, Troutman Sanders LLP (“Troutman”), on various matters related to a potential takeover offer, including how a takeover could be structured under UK law, the director’s statutory duties to ARRIS with respect to reviewing any takeover offer received and the use of special committees of the Board under UK law to evaluate and potentially negotiate any takeover offer. The updates and legal guidance were provided at the Board’s regularly scheduled meeting held in August 2017, as well as a special telephonic meeting of the Board held on October 11, 2017, to specifically update the Board with respect to the ongoing discussions. It was specifically noted at the October 11th meeting that no offers to acquire ARRIS had been communicated to ARRIS or its representatives as of the date of the meeting.
ARRIS did not have any engagement with CommScope, Carlyle, Sponsor A or Sponsor B for the remainder of 2017.
On December 1, 2017, ARRIS completed its acquisition of Ruckus and immediately began the integration of that business into ARRIS. At its regularly scheduled meeting held on December 5, 2017, the Board reviewed with senior management integration plans with respect to Ruckus and received an update on ARRIS’s strategy to further enhance shareholder value following the Ruckus acquisition.
The Board also held discussions during 2017 with Evercore regarding the range of strategic alternatives available to ARRIS and Evercore’s preliminary financial analysis of ARRIS.
In February 2018, a representative from Sponsor B contacted a representative from Evercore to state that Sponsor B had a new senior partner in charge of Sponsor B’s technology portfolio and, now that the Ruckus acquisition was completed, Sponsor B was interested in reconsidering a transaction with ARRIS. As a result, a meeting between Sponsor B representatives, ARRIS senior management and representatives from Evercore was held by video conference on April 16, 2018. The ARRIS representatives provided Sponsor B with ARRIS’s 2018 budget, an update on its long-range financial plan and generally discussed the questions raised by Sponsor B in advance of the meeting.
Subsequent to the April 16th meeting, Sponsor B made a number of additional due diligence requests of ARRIS, to which ARRIS responded. The Sponsor B representatives, ARRIS senior management and representatives from Evercore held a video conference on April 30, 2018, and an in-person meeting in

New York on May 16, 2018, to further discuss the information provided by ARRIS. On May 24, 2018, a representative from Sponsor B contacted a representative from Evercore and made a verbal indication of interest in pursuing a deal to acquire ARRIS in the range of  $30.00 to $32.00 per share in cash.
A telephonic meeting of the Board was held on May 28, 2018 to review and discuss the verbal indication of interest received from Sponsor B. Following the Board meeting, at the direction of the Board, representatives of Evercore delivered feedback to Sponsor B that ARRIS would be interested in working towards a deal above the $32.00 per share high-end of the offer indicated by Sponsor B.
In May 2018, a representative from Sponsor C reached out to Mr. McClelland to schedule a meeting for Sponsor C to learn more about ARRIS. The meeting was initially scheduled to be held in Atlanta, Georgia in late June 2018, but Sponsor C later requested to reschedule the meeting for September 2018.
In response to the feedback from ARRIS on its indication of interest, Sponsor B submitted additional due diligence requests to ARRIS for information it believed was necessary to potentially make an offer to ARRIS above the range of its prior verbal indication of interest. During June 2018, ARRIS continued to provide information to Sponsor B in response to its requests. A meeting among Sponsor B, ARRIS and representatives from Evercore was held in New York on June 14, 2018 to further discuss the information that had been provided to Sponsor B. After this meeting, Sponsor B provided to a representative of Evercore a new verbal indication of interest of  $30.50 per share in cash.
The Board held a special meeting on July 2, 2018 to review the revised indication of interest from Sponsor B. Representatives from Evercore reviewed Sponsor B’s proposal, and an additional investment bank reviewed with the Board its views with respect to what it thought a company such as Sponsor B might be willing to pay for ARRIS. The additional investment bank had been asked by ARRIS management to provide this review in order to assure that the Board received more than one independent perspective on potential value of ARRIS. While this investment bank was aware that ARRIS had received an indication of interest from Sponsor B, it was not aware of the price. The Board also discussed other strategic alternatives for shareholder value creation including organic growth opportunities, fundamental restructuring and the current private equity landscape. After discussion, the Board authorized a counter-proposal to Sponsor B of  $31.00 per share. At the direction of the Board, representatives from Evercore delivered such counter-proposal to Sponsor B. Following additional discussions with Sponsor B over the next several days, on July 11, 2018, the Sponsor B representative called a representative from Evercore to state that the Sponsor B representative did not believe that Sponsor B and ARRIS would be able to come to terms on an offer. As a result, ARRIS and Sponsor B agreed to terminate discussions.
In July 2018, an investment banker contacted ARRIS to inform it that representatives of Sponsor D and Sponsor E were interested in meeting with ARRIS. As a result, on September 25, 2018, Messrs. Stanzione, McClelland and Potts met with representatives of Sponsor D in Atlanta, Georgia. Representatives from Sponsor E originally were scheduled to attend that meeting, but ultimately rescheduled and did not meet with ARRIS until October 2018. Prior to the meeting, ARRIS and Sponsor D also entered into a NDA, and ARRIS provided Sponsor D with the same materials that were previously provided to Sponsor C. Although the representative from Sponsor D expressed interest at the meeting regarding a potential investment in or acquisition of ARRIS, the representative subsequently called Mr. McClelland on November 6, 2018, to inform him that Sponsor D was not interested in pursuing the opportunity at that time.
On August 15, 2018, Mr. Drendel contacted Mr. Stanzione and indicated that CommScope had a renewed interest in a potential combination of the two companies. CommScope and ARRIS executed a new NDA on that date, and CommScope provided to Mr. Stanzione CommScope’s view on the strategic merits of a potential combination, which included strengthening the offering of the combined company by creating end-to-end broadband access, small cell and enterprise solutions, and strengthening its position in future growth segments, and the parties began their due diligence process. On August 24, 2018, members of the two senior management teams held an in-person meeting to discuss the potential combination and the information provided by ARRIS. Following the meeting, CommScope submitted additional diligence questions to ARRIS focusing on CPE, capital expenditures and ARRIS’s financials, which were responded to by ARRIS in early September 2018. Andy Heller, the Board’s lead independent director, was informed of CommScope’s renewed interest following the communication between Mr. Drendel and Mr. Stanzione on

August 15, 2018. The full Board was informed of CommScope’s renewed interest at a special meeting held on September 4, 2018 (that was primarily called for other purposes).
On September 12, 2018, CommScope conveyed a non-binding written proposal to acquire 100% of the Ordinary Shares for a mix of cash and CommScope stock (with a significant majority of the consideration consisting of cash) that, based on the trading price for CommScope common stock at the time, would have represented $30.00 per share and a 14.2% premium to ARRIS’s closing price on September 12, 2018 of $26.26 per share. On September 13, 2018, CommScope communicated some of the financial assumptions supporting its preliminary proposal, in particular a forecasted pro forma tax rate of 25% to 30% and pre-tax cost synergies of  $100 million.
Also, on September 12, 2018, Messrs. McClelland, Stanzione and Potts met with representatives from Sponsor C in Atlanta, Georgia. ARRIS provided a company overview and discussed materials provided to Sponsor C prior to the meeting.
On September 16, 2018, the Board held a special meeting to discuss CommScope’s preliminary proposal. Members of senior management and representatives from Evercore participated in the discussion. Representatives from Evercore summarized CommScope’s non-binding proposal and CommScope’s stated strategic rationale for the new combined company. Representatives from Evercore then reviewed its preliminary financial analysis of ARRIS and the proposed transaction. The Board also discussed with senior management and the Evercore representatives other strategic alternatives available to ARRIS, including an overview of the potential buyer landscape, noting the prior conversations ARRIS had in 2017 and 2018 with the sponsors discussed above. Following discussions, the Board authorized senior management and Evercore to continue to engage with CommScope in order to negotiate a higher price. After the Board meeting, Mr. McClelland called Mr. Edwards and communicated that ARRIS’s analysis of CommScope’s proposal indicated significant value creation for CommScope that supported a higher valuation of ARRIS shares.
During the period between September 16, 2018 and October 13, 2018, ARRIS senior management engaged in extensive due diligence discussions with CommScope in an effort to improve CommScope’s initial proposal. On September 19, 2018, CommScope submitted diligence requests to ARRIS focused on CPE and Enterprise market trends, intellectual property, business performances, competitive dynamics and operations. On September 20, 2018, ARRIS began to make available to CommScope’s representatives and its advisors certain non-public information regarding ARRIS via a virtual data room. CommScope submitted multiple diligence requests in the following weeks.
On September 26, 2018, tax advisors to ARRIS and CommScope met in Atlanta, Georgia to discuss the tax implications of a possible combination. Based on the meeting and subsequent discussion, CommScope and ARRIS concluded that the combined pro forma non-GAAP tax rate (not calculated under generally accepted accounting principles as applied in the United States (“GAAP”)) would be higher as compared to ARRIS’s current stand-alone non-GAAP tax rate. However, some of the tax attributes ARRIS would contribute in a transaction would help to partially offset that increase.
On September 27, 2018, Sponsor C sent Messrs. McClelland and Potts a list of additional questions regarding ARRIS, which ARRIS responded to in writing on October 3, 2018.
On October 4, 2018, ARRIS senior management and representatives from Evercore met to prepare for an in-person meeting with CommScope. The following day, members of ARRIS senior management, members of CommScope senior management and the companies’ respective financial advisors met to discuss market dynamics, business plans and operations. At the meeting, CommScope reiterated its interest in a transaction with ARRIS, stressing the strategic merits and cultural fit of the two companies. Following that meeting, on October 6, 2018, CommScope submitted follow-up diligence questions, to which ARRIS management responded on October 9, 2018 and communicated its high-level expectations with regard to third and fourth quarter 2018 financial performance, as well as its perspective on the potential impacts of the recently enacted U.S. tariffs on the import of certain products from China, in order to ensure that any revised proposal from CommScope was informed by current business dynamics.
On October 11, 2018, CommScope submitted a revised non-binding written proposal to acquire 100% of the Ordinary Shares at a price of  $31.50 per share in an all-cash transaction. The revised offer price represented a 37.9% premium to ARRIS’s closing market price on October 11, 2018 of  $22.85 per share. In accordance with CommScope’s directives, CommScope’s financial advisor indicated to representatives from Evercore that J.P. Morgan had provided CommScope with preliminary financing terms to fund the transaction and that the CommScope board of directors also was considering a potential equity investment by Carlyle in CommScope to fund a portion of the transaction.
The Board held a special meeting on October 13, 2018 to receive an update on the negotiations with CommScope and to consider the revised offer. As part of its review of the revised offer, the Board reviewed with senior management current expectations with respect to third quarter 2018 results, the expected forecast for the fourth quarter and significant macro developments affecting the business, including continued and growing complexity over China trade tariffs, as well as global market declines, which resulted in the share prices of ARRIS and CommScope declining by 13% and 19%, respectively, since September 12, 2018. Representatives from Evercore reviewed its preliminary financial analysis of ARRIS and the proposed transaction. The Board authorized Mr. McClelland to reach back out to Mr. Edwards to seek a higher offer price.
Following the Board meeting, Mr. McClelland called Mr. Edwards, as authorized by the Board, to inform Mr. Edwards that, while the Board was generally supportive of the proposed combination, he felt that unanimous support of the Board would require a higher offer price. After additional discussion, Mr. Edwards agreed to an offer of  $31.75 per ARRIS share in an all cash transaction subject to completion of due diligence, confirmation of financing and the negotiation of a definitive agreement between the parties. Following the call, Mr. McClelland informed the Board of the increase in the offer and that the parties intended to immediately begin negotiations on a definitive agreement at the revised offer price.
On October 14, 2018, CommScope delivered additional due diligence requests to ARRIS, and then, on October 16, 2018, CommScope’s counsel submitted a first draft of the Acquisition Agreement to ARRIS and its counsel. The first draft of the Acquisition Agreement proposed, among other provisions, (a) that all ARRIS RSUs would be assumed by CommScope, (b) a termination fee would be payable by ARRIS in the event of termination of the Acquisition Agreement due to (i) expiration of the Long Stop Termination Date (if a there is a pending alternative acquisition proposal), (ii) failure by ARRIS to obtain the requisite shareholder votes, (iii) failure to obtain the sanctioning order with respect to the Scheme, (iv) breach of the Acquisition Agreement by ARRIS or (v) a change in recommendation by the Board, (c) a termination fee would be payable by CommScope in the event of termination of the Acquisition Agreement due to (i) breach of the Acquisition Agreement by CommScope or (ii) CommScope’s failure to obtain the Financing and (d) that the termination fee payable by CommScope would be two times the amount of the termination fee payable by ARRIS. On October 19, the outside counsels for ARRIS and CommScope began negotiation of the Acquisition Agreement, which continued through the signing of the agreement. These negotiations included the delivery by ARRIS’s counsel of an initial revised draft of the Acquisition Agreement on October 23, 2018 and subsequent conference calls between the parties’ respective counsels on October 30, 2018 and November 4, 2018. The key items under the Acquisition Agreement that were negotiated during this period included the treatment of ARRIS RSUs, the scope of the restrictions on the conduct of ARRIS’s business prior to Closing, the circumstances under which each of ARRIS and CommScope would be required to pay a termination fee in the event of a termination of the Acquisition Agreement and the amount of the respective termination fees.
ARRIS began to post materials responsive to the additional CommScope due diligence requests on October 15, 2018 and continued to respond to the initial and follow-on due diligence requests from that date through the execution of the Acquisition Agreement. In addition, during the week beginning October 19th, ARRIS management and CommScope management engaged in numerous due diligence calls. The respective advisors of ARRIS and CommScope also attended some of these calls.
In early October 2018, ARRIS was contacted by an investment banker to again discuss a potential meeting with Sponsor E regarding Sponsor E’s potential interest in ARRIS. ARRIS and Sponsor E executed a NDA, and Mr. McClelland met with representatives from Sponsor E in New York City on October 18, 2018. At that meeting Mr. McClelland provided an overview of ARRIS and presented similar financial information as had previously been shared with CommScope, Sponsor C and Sponsor D. No formal indication of interest was provided by Sponsor E.
On October 24, 2018, media outlets published a story regarding a potential transaction between CommScope and ARRIS. As a result of the market rumors, at the request of ARRIS management, a representative from Evercore engaged with the UK Takeover Panel to inform them of the negotiations between the parties. The UK Takeover Panel verbally confirmed to a representative from Evercore that they agreed with ARRIS’s position that the UK Takeover Code would not apply to the proposed transaction. A representative from Sponsor B contacted a representative from Evercore regarding the rumored acquisition, but, at the direction of ARRIS management and consistent with customary practice, Evercore informed Sponsor B that they would not comment on the rumor.
On October 29, 2018, the Compensation Committee of the Board (the “Compensation Committee”) met telephonically. The Board previously had delegated to the Compensation Committee administration of ARRIS’s stock incentive plans, including the 2016 Stock Incentive Plan. The Compensation Committee reviewed with Troutman, and the Compensation Committee’s independent compensation consultant, Longnecker & Associates, the terms of the ARRIS stock incentive plans and terms of the outstanding equity awards that would be impacted by the proposed transaction. The Compensation Committee discussed with its advisors various alternatives for treatment of the outstanding equity awards in the proposed transaction, including the pros and cons of such alternatives, as well as potential payments that ARRIS’s senior management might receive if the change in control provisions in their employment agreements were triggered following the acquisition.
Later in the day on October 29, 2018, the Board also met telephonically to receive an update on the potential transaction. Members of senior management discussed the due diligence materials provided to CommScope and the discussions between the parties since the last Board meeting on October 13th. In addition, members of senior management and representatives of Evercore discussed with the Board the terms of the draft debt commitment papers provided by CommScope for the proposed transaction and the proposed terms of the potential equity investment by Carlyle in CommScope. ARRIS’s outside counsel reviewed with the Board the material terms of the draft Acquisition Agreement, a copy of which was provided to the Board to review in advance of the meeting, discussed the significant open issues between the parties in the draft Acquisition Agreement and reviewed the Irrevocable Undertaking being requested by CommScope from each director. The Chairwoman of the Compensation Committee provided a report on the Compensation Committee meeting held earlier in the day and the Compensation Committee’s recommended treatment for outstanding ARRIS equity awards in the proposed transaction, as well as other compensation and benefit related issues under discussion in the proposed transaction.
From October 29th through November 7th, ARRIS management, CommScope management and the companies’ respective legal advisors continued to discuss the due diligence materials provided by ARRIS. ARRIS management, CommScope management and the companies’ respective advisors also continued to negotiate the terms of the Acquisition Agreement and the Irrevocable Undertakings. On November 6, 2018, Mr. McClelland called Mr. Edwards to resolve open issues in the Acquisition Agreement related to the payment of a termination fee or reimbursement of expenses by ARRIS under certain circumstances in the event the Acquisition Agreement was terminated. Mr. Edwards stated that he would consider Mr. McClelland’s proposals to resolve the issues.
On November 6, 2018, a media outlet published a story regarding a potential transaction between ARRIS and CommScope. The story speculated that the offer price would be above $31.00 per share. In response to the story, a representative of Sponsor C contacted a representative from Evercore regarding the rumored acquisition, but the representative from Evercore, at the direction of ARRIS management and consistent with customary practice, informed Sponsor C that they would not comment on the rumor.
On November 7, 2018, the Board held a special meeting in Atlanta, Georgia. Senior management of ARRIS provided an update on the discussions between ARRIS and CommScope since the Board’s meeting on October 29th, including an update on CommScope’s proposed financing for the proposed transaction, including the equity investment by Carlyle in CommScope. As part of the meeting, representatives from HSF and Troutman reviewed the current terms of the Acquisition Agreement and the Irrevocable Undertakings, specifically noting the changes in the material open issues reviewed with the Board previously. The representatives from HSF also discussed with the Board the statutory duties owed by the directors in connection with approving and entering into the agreement with CommScope, the requirement under the Companies Act for all directors to declare, in advance of voting on the proposed transaction, any interests he or she may have in the proposed transaction, and the prohibition under the Companies Act from ARRIS providing certain “financial assistance” in connection with any takeover bid and how that prohibition would be applied to the proposed termination fee and/or reimbursement of expenses payable by ARRIS under the Acquisition Agreement in certain circumstances. At the request of the Board, representatives from Evercore reviewed its financial analysis of ARRIS and the proposed transaction and rendered an oral opinion to the Board, subsequently confirmed in its written opinion dated November 7, 2018, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Evercore’s written opinion, the Per Share Consideration was fair, from a financial point of view, to the holders of Ordinary Shares entitled to receive such Per Share Consideration. In connection with the delivery of the Evercore opinion, representatives of Evercore informed the Board that in the two-year period prior to its engagement by ARRIS on October 20, 2018, Evercore did not provide any investment banking services to CommScope and its affiliates for which Evercore received any compensation. Following lengthy discussion regarding the proposed transaction and related matters, the Board unanimously approved the proposed transaction and entering into the Acquisition Agreement on substantially the terms reviewed at the meeting and recommended that the shareholders approve the Acquisition.
On November 7, 2018, CommScope advised ARRIS that its board of directors had approved the transaction.
Following the ARRIS and CommScope Board approvals, the parties finalized the terms of the Acquisition Agreement, Scheme and related documents and executed the Acquisition Agreement on November 8, 2018. ARRIS and CommScope issued a joint press release announcing the execution of the Acquisition Agreement early on the morning of November 8, 2018.
Recommendation of the ARRIS Board of Directors
All members of the Board, after consulting with ARRIS’s outside legal counsel and financial advisors and after review and consideration of various factors described in the section below entitled “— Reasons for the Acquisition” beginning on page 36, (i) approved the execution, delivery and performance by ARRIS of the Acquisition Agreement and the Scheme and the consummation of the transactions contemplated thereby, (ii) determined that the proposed Acquisition would promote the success of ARRIS for the benefit of its shareholders as a whole and (iii) directed that the proposals presented in this proxy statement be submitted to ARRIS’s shareholders.
The Board recommends that you vote (i) “FOR” the Court Scheme Proposal; (ii) “FOR” the Articles Amendment Proposal; and (iii) “FOR” the Transaction-Related Compensation Proposal.
When you consider the Board’s recommendation, you should be aware that the directors and executive officers have interests in the Acquisition that may be different from, or in addition to, the interests of shareholders generally. The Board was aware of these interests and considered them when making its recommendation. Certain interests were disclosed to the Board in accordance with the Companies Act and each of those items was approved by the Board, with the interested person abstaining. These interests are described below under “— Interests of the ARRIS Directors and Executive Officers in the Acquisition” beginning on page 47.
Reasons for the Acquisition
At a meeting duly called and held on November 7, 2018, after careful consideration at this and prior Board meetings, the Board unanimously approved the Acquisition Agreement and the Scheme and determined that the proposed Acquisition would promote the success of ARRIS for the benefit of its shareholders as a whole. The Board also resolved that the Acquisition Agreement and the Scheme be submitted for consideration to ARRIS’s shareholders at the Court Meeting and the General Meeting and to recommend that the shareholders vote to approve each of the proposals presented in this proxy statement.
In reaching its decision, the Board consulted with senior management and its outside financial and legal advisors at various times and considered a number of factors, including the following principal factors (not in any relative order of importance) that the Board believes support its decision:

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the all-cash Per Share Consideration will provide ARRIS shareholders with immediate fair value, in cash, for their Ordinary Shares, while avoiding long-term business risk, and while also providing such shareholders with certainty of value for their Ordinary Shares;

•
the Per Share Consideration of  $31.75 per Ordinary Share in cash represents a premium of approximately 40.9% to the closing price of the Ordinary Shares on October 23, 2018, the last trading day prior to the publication of rumors of the Acquisition, and a premium of approximately 27.0% to the 30-trading day volume weighted average share price ending as of that date;

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the Board’s belief that the Acquisition is more favorable to the ARRIS shareholders than the alternatives to the Acquisition, which belief was formed based on the Board’s review, with the assistance of management and advisors, of potential strategic alternatives available to ARRIS;

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the Board’s understanding of the business, operations, financial conditions, earnings and prospects of ARRIS, including the prospects of ARRIS as an independent entity;

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the Board’s belief that ARRIS employees generally will experience greater mobility, skill development and opportunities for advancement, given the larger operational and innovation platform of the combined company following the Acquisition;

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given the complimentary nature of the products and services provided by ARRIS and CommScope, the Board’s belief that the combined company will continue to serve ARRIS customers, and this lack of overlap will decrease the risk that the Acquisition will have a significant impact on communities where ARRIS operates;

•
Evercore’s oral opinion delivered to the Board, and subsequently confirmed in its written opinion dated November 7, 2018, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Evercore’s written opinion, the Per Share Consideration was fair, from a financial point of view, to the holders of Ordinary Shares entitled to receive such Per Share Consideration and Evercore’s related financial analyses presented to the Board in connection with the delivery of its oral opinion. You are urged to read Evercore’s written opinion, which is set forth in its entirety in Annex C to this proxy statement, and the discussion of the opinion and Evercore’s analyses in the section of this proxy statement entitled “The Acquisition — Opinion of Financial Advisor” beginning on page 39;

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the likelihood that the Acquisition would be completed based on, among other things (not necessarily in order of relative importance):

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the fact that the Acquisition Agreement provides that, in the event of a failure of the Acquisition to be consummated under certain circumstances, CommScope will pay ARRIS a $250 million Reverse Termination Fee, without ARRIS having to establish any damages;

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the receipt of an executed Debt Commitment Letter, Equity Commitment Letter and Investment Agreement from CommScope’s sources of Financing for the Acquisition, the terms thereof and the reputation of the debt and equity financing sources, which, in the reasonable judgment of the Board, increase the likelihood of such Financings being completed;

•
the level of effort that CommScope must use under the Acquisition Agreement to obtain the proceeds of the Financing on the terms and conditions described in the Debt Commitment Letter, the Equity Commitment Letter and the Investment Agreement, including using its reasonable best efforts to consummate the Financing or arrange alternative sources of Financing;

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ARRIS’s right to seek specific performance to cause the Acquisition to be consummated under certain circumstances;

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the fact that each of the directors of ARRIS, in their capacity as ARRIS shareholders, have entered into an Irrevocable Undertaking in favor of CommScope agreeing to support the Acquisition;

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that the Long Stop Termination Date under the Acquisition Agreement allows for sufficient time to complete the Acquisition; and

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the complimentary nature of the products and services provided by both ARRIS and CommScope and the effect this has on required competition filings;

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ARRIS’s ability, under certain circumstances, to terminate the Acquisition Agreement in order to enter into an agreement providing for a Superior Proposal; provided, that, ARRIS may be required to pay a Termination Fee in an amount up to $58 million to CommScope under certain circumstances, and the Board concluded such fee would not have a material impact on ARRIS and was reasonable in the context of comparable transactions and in light of the overall terms of the Acquisition Agreement, including the Per Share Consideration;

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ARRIS’s ability, under the Acquisition Agreement, to withhold, withdraw, qualify or modify the Board’s recommendation under certain circumstances, subject to CommScope’s resulting right to terminate the Acquisition Agreement and receive a Termination Fee from ARRIS; and

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that none of ARRIS’s prior discussions regarding potential business combination transactions with other interested parties had progressed beyond preliminary stages or resulted in a value better than the Per Share Consideration and publicly reported rumors of a transaction with CommScope did not generate any additional proposals.

The Board also considered a variety of potentially negative factors in its deliberations concerning the Acquisition, including the following (not in any relative order of importance):
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the Acquisition would preclude ARRIS’s shareholders from having the opportunity to participate in the future performance of its assets, future earnings growth and future appreciation of the value of Ordinary Shares;

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the significant costs involved in connection with entering into the Acquisition Agreement and the Scheme and completing the Acquisition and the substantial time and effort of management required to complete the Acquisition and related disruptions to the operation of ARRIS’s business;

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the restrictions on the conduct of ARRIS’s business prior to the completion of the Acquisition, which, subject to specific exceptions, could delay or prevent it from undertaking business opportunities that may arise or any other actions it would otherwise take with respect to its operations absent the pending completion of the Acquisition;

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the announcement and pendency of the Acquisition, or failure to complete the Acquisition, may cause substantial harm to relationships with ARRIS’s employees, vendors and customers;

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the possibility that the $58 million or $29 million, as applicable, Termination Fee payable by ARRIS upon the termination of the Acquisition Agreement under certain circumstances could discourage other potential acquirers from making a competing bid to acquire ARRIS;

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that, while ARRIS expects that the Acquisition will be consummated, there can be no assurance that all conditions to the parties’ obligations to complete the Acquisition will be satisfied, and, as a result, the Acquisition may not be consummated;

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that an all-cash transaction would be taxable to ARRIS shareholders that are U.S. holders for U.S. federal income tax purposes and may be taxable to ARRIS shareholders that are UK shareholders;

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the risk that the Financing for the consummation of the Acquisition might not be obtained; and

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that ARRIS’s directors and executive officers have interests in the Acquisition that are different from, or in addition to, those of ARRIS’s shareholders.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes the material factors considered by the Board. In view of the variety of factors considered in connection with its evaluation of the Acquisition, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.
Opinion of Financial Advisor
ARRIS retained Evercore to act as its financial advisor in connection with the Acquisition. As part of this engagement, ARRIS requested that Evercore evaluate whether the Per Share Consideration is fair, from a financial point of view, to the holders of Ordinary Shares entitled to receive such Per Share Consideration. At a meeting of the Board on November 7, 2018, Evercore rendered an oral opinion to the Board, subsequently confirmed in its written opinion dated November 7, 2018, to the effect that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in Evercore’s written opinion, the Per Share Consideration was fair, from a financial point of view, to the holders of Ordinary Shares entitled to receive such Per Share Consideration.
The full text of Evercore’s written opinion dated November 7, 2018 is attached as Annex C and is incorporated by reference in its entirety into this proxy statement. Evercore’s opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Evercore in rendering its opinion. You are encouraged to read Evercore’s opinion carefully and in its entirety. Evercore’s opinion was directed to the Board and addresses only the fairness from a financial point of view of the Per Share Consideration to the holders of Ordinary Shares entitled to receive such Per Share Consideration, as of the date of the opinion, and not any other aspects of the Per Share Consideration or the Acquisition. The summary of the Evercore opinion set forth below is qualified in its entirety by reference to the full text of the opinion.
In connection with rendering its opinion, Evercore, among other things:
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reviewed certain publicly-available business and financial information relating to ARRIS that Evercore deemed to be relevant, including publicly available research analysts’ estimates;

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reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to ARRIS prepared and furnished to Evercore by management of ARRIS;

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reviewed certain non-public projected financial and operating data relating to ARRIS under alternative business assumptions prepared and furnished to Evercore by management of ARRIS, including the Management Projections (defined below under “— Certain Financial Projections” beginning on page 45);

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discussed the past and current operations, financial projections and current financial condition of ARRIS with management of ARRIS (including their views on the risks and uncertainties of achieving such projections);

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reviewed the reported prices and the historical trading activity of the Ordinary Shares;

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compared the financial performance of ARRIS and its stock market trading multiples with those of certain other publicly traded companies that Evercore deemed relevant;

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reviewed a draft of the Acquisition Agreement, dated November 6, 2018, which Evercore assumed was in substantially final form and from which Evercore assumed the final form would not vary in any respect material to its analysis; and

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performed such other analyses and examinations and considered such other factors that Evercore deemed appropriate.

For purposes of its analysis and opinion, Evercore assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by Evercore, and Evercore assumed no liability therefor. With respect to the projected financial data relating to ARRIS referred to above, Evercore assumed that they were reasonably prepared and that the Management Projections reflected the best currently available estimates and good faith judgments of management of ARRIS as to the future financial performance of ARRIS under the business assumptions reflected therein. Evercore expressed no view as to any projected financial data relating to ARRIS or the assumptions on which they were based.
For purposes of rendering its opinion, Evercore assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Acquisition Agreement would be true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Acquisition Agreement and that all conditions to the consummation of the Acquisition will be satisfied without material waiver or modification thereof. Evercore further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Acquisition would be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on ARRIS or the consummation of the Acquisition or materially reduce the benefits to the holders of the Ordinary Shares of the Acquisition.
Evercore did not make or assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of ARRIS, nor was Evercore furnished with any such appraisals, nor did Evercore evaluate the solvency or fair value of ARRIS under any state, federal or non-U.S. laws relating to bankruptcy, insolvency or similar matters. Evercore’s opinion necessarily was based upon information made available to Evercore as of the date of the opinion and financial, economic, market and other conditions as they existed and as could be evaluated on the date of the opinion. It is understood that subsequent developments may affect Evercore’s opinion and that Evercore does not have any obligation to update, revise or reaffirm its opinion.
Evercore was not asked to pass upon, and expressed no opinion with respect to, any matter other than the fairness to the holders of the Ordinary Shares, from a financial point of view, of the Per Share Consideration. Evercore did not express any view on, and its opinion does not address, the fairness of the proposed Acquisition to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of ARRIS, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of ARRIS, or any class of such persons, whether relative to the Per Share Consideration or otherwise. Evercore assumed that any modification to the structure of the Acquisition will not vary in any respect material to its analysis.
Evercore’s opinion did not address the relative merits of the Acquisition as compared to other business or financial strategies that might be available to ARRIS, nor did it address the underlying business decision of ARRIS to engage in the Acquisition. Evercore’s opinion did not constitute a recommendation to the Board or to any other persons in respect of the Acquisition, including as to how any holder of the Ordinary Shares should vote or act in respect of the Acquisition. Evercore expressed no opinion as to the price at which the Ordinary Shares will trade at any time. Evercore is not a legal, regulatory, accounting or tax expert and has assumed the accuracy and completeness of assessments by ARRIS and its other advisors with respect to legal, regulatory, accounting and tax matters.
Summary of Material Financial Analyses
The following is a brief summary of the material financial analyses that were reviewed with the Board on November 7, 2018. The summary of Evercore’s financial analyses described below is not a complete description of the analyses underlying its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description.
In arriving at its opinion, Evercore did not draw, in isolation, conclusions from or with regard to any factor or analysis considered by it. Rather, Evercore made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses. Considering selected portions of the analyses and reviews in the summary set forth below, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Evercore’s opinion.

For purposes of its analyses and reviews, Evercore considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of ARRIS. No company used in Evercore’s analyses and reviews as a comparison is identical to ARRIS, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions used in Evercore’s analyses and reviews. The estimates contained in Evercore’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Evercore’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Evercore’s analyses and reviews are inherently subject to substantial uncertainty.
The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Evercore’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Evercore’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Evercore’s analyses and reviews.
Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 1, 2018 and is not necessarily indicative of current market conditions.
Discounted Cash Flow Analysis
As part of its analysis, Evercore performed a discounted cash flow analysis, which is a method used to estimate the implied present value of an asset by calculating the present value of the estimated future cash flows to be generated by that asset. The present value of those future cash flows is then obtained by discounting those future cash flows or amounts by a discount rate.
Evercore’s discounted cash flow analysis was intended to estimate the implied present value, as of October 31, 2018, of  (1) the unlevered, after-tax free cash flows that ARRIS would generate during the period from October 31, 2018 through December 31, 2021, plus (2) the estimated terminal value of ARRIS as of December 31, 2021, using the perpetuity growth methodology. Evercore conducted its discounted cash flow analysis based on the Management Projections.
Under the perpetuity growth methodology, Evercore estimated a terminal value for ARRIS by applying a perpetuity growth rate of negative 0.5% to positive 1.5%, which Evercore selected based on its professional judgment and experience, to the estimated unlevered free cash flow for the 12-month period ended December 31, 2021. The cash flows and terminal value were then discounted to present value using a range of discount rates from 10.0% to 11.0% based on an estimate of ARRIS’s weighted average cost of capital. Evercore estimated ARRIS’s weighted average cost of capital based on application of the capital asset pricing model, details regarding the capitalization of ARRIS and the companies included in the selected publicly-traded companies analysis and its professional judgment given the nature of ARRIS’s business and its industry. The resulting range of implied enterprise values for ARRIS was then reduced by the amount of ARRIS’s estimated net debt (calculated by ARRIS management as debt less cash and cash equivalents) as of October 31, 2018 and the amount of ARRIS’s noncontrolling interests (provided by ARRIS management as the noncontrolling interest balance as of October 31, 2018), to produce a range of implied equity values for ARRIS. This analysis indicated implied equity values per Ordinary Share for ARRIS as of October 31, 2018 of approximately $28.24 to $39.38.

Selected Publicly Traded Companies Analysis
Evercore reviewed publicly available financial and market information for ARRIS and the selected public companies listed in the table below, which were the companies Evercore deemed most relevant to consider in relation to ARRIS, based on Evercore’s professional judgment and experience.
Selected Public Companies
Customer Premises Equipment	Network & Cloud	Enterprise Networks
NETGEAR, Inc.	Cisco Systems, Inc.	Hewlett Packard Enterprise Company
TiVo Corporation	Nokia Corporation	Arista Networks, Inc.
Technicolor S.A.	LM Ericsson Telephone Company	NetApp, Inc.
	Juniper Networks, Inc.	Citrix Systems, Inc.
	Ciena Corporation	F5 Networks, Inc.
	Casa Systems, Inc.	Ubiquiti Networks, Inc.
	ADTRAN, Inc.	NetScout Systems, Inc.
	Kudelski Group	Extreme Networks, Inc.
	Harmonic Inc.	Radware Ltd.
Evercore reviewed the total enterprise value (“TEV”) of the selected public companies (based on market capitalizations as of November 1, 2018 and balance sheet inputs as of each such companies’ most recent public filings that disclosed balance sheet inputs) as a multiple of estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the next 12-month period, or the ratio of TEV over EBITDA (the “TEV/EBITDA Ratio”). Evercore also reviewed the market capitalizations of the selected public companies as of November 1, 2018 as a multiple of estimated earnings of such companies for the next 12-month period, or the ratio of market capitalization over earnings (the “Market Capitalization/Net Income Ratio”).
Evercore reviewed the historical TEV/EBITDA Ratios and the share prices of ARRIS as a multiple of its estimated earnings per share for the next 12-month period, or the ratio of share price over earnings (the “P/E Ratio”), which Evercore determined to be a proxy for the Market Capitalization/Net Income Ratio based on its professional judgment and experience, based on consensus estimates for the 5-year period prior to October 23, 2018, the last full trading day prior to media leaks regarding the Acquisition.
	TEV/EBITDA Ratio	P/E Ratio
ARRIS
5-Year Mean	7.3x	10.0x
5-Year Median	7.3x	9.9x
Evercore reviewed publicly available financial and market information for the selected public companies. Based on Evercore’s professional judgment and experience, Evercore determined that Technicolor S.A. was the most relevant public company to consider in the CPE industry in relation to ARRIS. Other than with respect to TiVo Corporation, Technicolor S.A., Kudelski Group, Harmonic Inc., NetScout Systems, Inc. and Extreme Networks, Inc. (each of which did not have a positive net cash balance as of the date of each such company’s most recent public filing that disclosed balance sheet inputs), the Market Capitalization/Net Income Ratios of the selected public companies were calculated by excluding the impact of after-tax interest income on such companies’ excess cash and excluding net cash from such companies’ market capitalizations. The financial projections of the selected publicly-traded companies used by Evercore for these analyses were based on publicly-available estimates from research analysts. Median, mean, high and low TEV/EBITDA Ratios and Market Capitalization/Net Income Ratios for the selected public companies calculated by industry are set forth in the table below. Based on Evercore’s professional judgment and experience, Evercore determined that the TEV/EBITDA Ratios and/or Market Capitalization/Net Income Ratios of certain of the selected public companies were not meaningful (including the Market Capitalization/Net Income Ratio of Technicolor S.A.) as such companies had minimal or negative profitability and therefore are not incorporated into the calculations in the table below.

	TEV/EBITDA Ratio	Market Capitalization/ Net Income Ratio
Customer Premises Equipment
Mean	8.8x	14.6x
Median	9.4x	14.6x
High	12.5x	19.4x
Low	4.5x	9.8x
Network & Cloud:
Mean	10.1x	15.3x
Median	9.9x	15.2x
High	14.0x	16.8x
Low	8.6x	13.5x
Enterprise Networks
Mean	11.3x	16.6x
Median	11.2x	17.1x
High	20.1x	26.1x
Low	3.6x	7.4x
Evercore estimated a reference range of TEV/EBITDA Ratios of 6.5x to 8.5x for the next 12-month period based on its review of the TEV/EBITDA Ratios for the selected public companies for the next 12-month period, the historical TEV/EBITDA Ratios of ARRIS for the 5 year period prior to October 23, 2018, the last full trading day prior to media leaks regarding the Acquisition, and its experience and professional judgment. Evercore applied this range of multiples to Non-GAAP EBITDA (defined below under “— Certain Financial Projections” beginning on page 45) for the next 12-month period (“NTM Non-GAAP EBITDA”). Evercore calculated NTM Non-GAAP EBITDA by adding the product of two-thirds multiplied by projected Non-GAAP EBITDA for the fourth quarter of 2018 as provided by ARRIS management and the product of ten-twelfths multiplied by projected Non-GAAP EBITDA for 2019 as set forth in the Management Projections. This analysis indicated implied equity values per Ordinary Share for ARRIS as of October 31, 2018 of approximately $23.05 to $32.80.
Evercore estimated a reference range of Market Capitalization/Net Income Ratios of 9.0x to 11.0x for the next 12-month period based on its review of the Market Capitalization/Net Income Ratios for the selected public companies for the next 12-month period, the historical P/E Ratio of ARRIS for the 5-year period prior to October 23, 2018, the last full trading day prior to media leaks regarding the Acquisition, and its experience and professional judgment. Evercore applied this range of multiples to Adjusted EPS (defined below under “— Certain Financial Projections” beginning on page45) for the next 12-month period (“NTM Adjusted EPS”). Evercore calculated NTM Adjusted EPS by adding the product of two-thirds multiplied by projected Adjusted EPS for the fourth quarter of 2018 as provided by ARRIS management and the product of ten-twelfths multiplied by projected Adjusted EPS for 2019 as set forth in the Management Projections. This analysis indicated implied equity values per Ordinary Share for ARRIS as of October 31, 2018 of approximately $31.22 to $38.16.
Other Factors
Evercore also reviewed and considered other factors, which were not considered part of its financial analyses in connection with rendering its opinion, but were referenced for informational purposes, including, among other things, the precedent premia, illustrative leveraged buyout, analysts’ price targets and 52-week trading range analyses described below.
Premiums Paid Analysis
Evercore reviewed and analyzed premiums paid in precedent all-cash transactions in the technology industry with transaction values over $1 billion where the target was based in the U.S. or Europe since January 2008. Based on its professional judgment and premiums in such precedent transactions, Evercore applied a reference range of premiums of 20% to 50% to the Ordinary Share price as of October 23, 2018, the last full trading day prior to media leaks regarding the Acquisition, of  $22.54. This analysis indicated implied equity values per Ordinary Share for ARRIS as of October 23, 2018 of approximately $27.05 to $33.81.
Illustrative Leveraged Buyout Analysis
Evercore performed an illustrative leveraged buyout analysis to determine the prices at which a financial sponsor might effect a leveraged buyout of ARRIS. Evercore conducted its illustrative leveraged buyout analysis based on financial projections for the fiscal years 2019 to 2021 from the Management Projections and financial projections for the fiscal years 2022 and 2023 extrapolated based on the Management Projections for the prior years. Evercore assumed a transaction Closing date of December 31, 2018. Evercore selected the leverage multiple, financing terms, exit multiple, fees and target internal rate of return based upon the application of its professional judgment and experience.
The following table summarizes Evercore’s analysis, with the implied value per Ordinary Share:
Source of Financial Projections Through FY2023	Illustrative Sponsor Required IRR	Total Gross Leverage	Exit LTM TEV/ Adj. EBITDA Multiples	Implied Value Per Ordinary Share
Management Projections(1)	20.0% – 25.0%	6.0x	7.0x – 9.0x	$25.92 – $33.33

(1)
Financial projections for fiscal years 2019 to 2021 were provided in the Management Projections, and financial projections for fiscal years 2022 and 2023 were extrapolated based on the Management Projections for the prior fiscal years.

Analyst Price Targets
Evercore reviewed publicly available share price targets of research analysts who reported price targets since the latest earnings release of ARRIS and known to Evercore as of October 23, 2018, the last full trading day prior to media leaks regarding the Acquisition, noting that the low and high Ordinary Share price targets ranged from $22.00 to $38.00 for ARRIS.
52-Week Trading Range
Evercore reviewed historical trading prices of Ordinary Shares during the 52-week period ended October 23, 2018, the last full trading day prior to media leaks regarding the Acquisition, noting that the low and high closing prices during such period ranged from $22.54 to $29.97 for ARRIS.
Miscellaneous
ARRIS entered into an engagement letter with Evercore pursuant to which Evercore would serve as ARRIS’ financial advisor in connection with the exploration of a potential sale of ARRIS. Under the terms of the engagement letter, Evercore is entitled to receive (1) an opinion fee of  $6 million, regardless of the conclusion reached therein, which was earned upon delivery of its fairness opinion and which is fully creditable against any success fee payable and (2) a success fee, currently estimated to total approximately $51 million, which will be paid promptly upon consummation of the Acquisition. In addition, ARRIS has agreed to reimburse Evercore quarterly, and upon consummation of the Acquisition or upon termination of the Acquisition Agreement, for its reasonable expenses (including legal fees, expenses and disbursements) incurred in connection with its engagement and to indemnify Evercore and any of its affiliates, or any of the members, partners, officers, directors, advisors, representatives, employees, agents, or controlling persons, if any, of Evercore or any such affiliate, against certain liabilities and expenses arising out of Evercore’s engagement, any services performed by Evercore in connection therewith or any transaction contemplated thereby.
Prior to the engagement, Evercore and its affiliates provided financial advisory services to ARRIS and received fees for the rendering of these services, including the reimbursement of expenses, including, during the two-year period prior to the date of Evercore’s fairness opinion, having acted as financial advisor to

ARRIS for which Evercore received compensation of approximately $250,000. During the two-year period prior to the date of Evercore’s fairness opinion, no material relationship existed between Evercore and its affiliates and CommScope and its affiliates pursuant to which compensation was received by Evercore or its affiliates as a result of such a relationship. Evercore may provide financial or other services to CommScope and any of its affiliates in the future (but not in connection with the Acquisition or the Financing) and in connection with any such services Evercore may receive compensation.
In the ordinary course of business, Evercore or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of ARRIS, CommScope and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.
The issuance of Evercore’s opinion was approved by an opinion committee of Evercore.
The Board engaged Evercore to act as a financial advisor based on its qualifications, expertise, reputation and knowledge of and its familiarity with ARRIS’s business and affairs and the industry in which ARRIS operates. Evercore is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements and valuations for corporate and other purposes.
Certain Financial Projections
ARRIS does not, as a matter of course, develop or publicly disclose long-term projections or internal projections of its future financial performance, financial condition or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates, other than the revenue, net income and adjusted net income projections previously provided in its quarterly earnings releases. However, in connection with ARRIS’s evaluation of the possible Acquisition, ARRIS prepared and provided the Board and its advisors, including Evercore, in performing its financial analyses, including the financial analyses summarized under “— Opinion of Financial Advisor” beginning on page 39, with certain non-public, unaudited, stand-alone financial projections prepared by management and not for public disclosure, which are referred to herein as the Management Projections.
The following table summarizes the Management Projections:
	2019E	2020E	2021E
Sales	$7,109	$7,311	$7,554
Gross Margin	$2,123	$2,236	$2,386
Gross Margin %	29.9%	30.6%	31.6%
Operating Expenses(1)	$1,382	$1,416	$1,475
% of Revenue	19.4%	19.4%	19.5%
DOI(2)	$741	$820	$911
Margin %	10.4%	11.2%	12.1%
Non-GAAP EBITDA(3)	$928	$1,015	$1,108
Margin %	13.1%	13.9%	14.7%
Adjusted EPS(4)	$3.60	$4.27	$5.10
Diluted Shares	173.0	162.0	151.0

(1)
Operating Expenses refers to selling, general & administrative expense and research & development and excludes amortization of intangible assets, restructuring charges, acquisition, integration and other costs.

(2)
DOI refers to Gross Margin less Operating Expenses.

(3)
Non-GAAP EBITDA refers to earnings before interest, taxes, depreciation and amortization of intangible assets; plus equity compensation expense and any other non-GAAP adjustments such as restructuring or impairments.

(4)
Adjusted EPS refers to GAAP earnings per share plus the per share impact of amortization of intangible assets, equity compensation, other non-GAAP adjustments such as restructuring or impairments (net of tax) and certain other tax adjustments.

The Management Projections were not prepared with a view to public disclosure and are included in this proxy statement only because such information was made available as described above. The Management Projections were not prepared with a view to compliance with GAAP, the published guidelines of the Securities and Exchange Commission (“SEC”) regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, Ernst & Young, ARRIS’s independent auditor, has not examined, reviewed, compiled or otherwise applied procedures to, the Management Projections and, accordingly, assumes no responsibility for, and expresses no opinion on, such Management Projections. The Management Projections included in this proxy statement have been prepared by, and are the responsibility of, ARRIS’s management. The Management Projections were prepared solely for internal use of ARRIS and Evercore and are subjective in many respects.
Although a summary of the Management Projections is presented with numerical specificity, such summary reflects numerous variables, assumptions and estimates as to future events made by ARRIS management that ARRIS management believed were reasonable at the time the Management Projections were prepared, taking into account the relevant information available to management at the time. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. Important factors that may affect actual results and cause the Management Projections not to be achieved are described in the risk factors set forth in Item 1A, Part II, “Risk Factors” of ARRIS’s Quarterly Report on Form 10-Q filed on November 8, 2018. However, these factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Management Projections. In addition, the Management Projections do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Acquisition. As a result, there can be no assurance that the Management Projections will be realized, and actual results may be materially better or worse than those contained in the Management Projections. Since the Management Projections cover multiple years, that information by its nature becomes less predictive with each successive year. The inclusion of this information should not be regarded as an indication that the Board, ARRIS, Evercore, CommScope (including its Financing sources) or any other recipient of this information considered, or now considers, the Management Projections to be material information of ARRIS or that actual future results will necessarily reflect the Management Projections, and the Management Projections should not be relied upon as such. The summary of the Management Projections is not included in this proxy statement in order to induce any shareholder to vote in favor of the proposals to be voted on at the Court Meeting and the General Meeting or to influence any shareholder to make any investment decision with respect to the Acquisition.
The Management Projections should be evaluated, if at all, in conjunction with the historical financial statements, risk factors and other information regarding ARRIS contained in its public filings with the SEC. See “Where You Can Find Additional Information” beginning on page 88.
Except to the extent required by applicable federal securities laws, ARRIS does not intend, and expressly disclaims any responsibility, to update or otherwise revise the Management Projections to reflect circumstances existing after the date when ARRIS prepared the Management Projections or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the Management Projections are shown to be in error. By including in this proxy statement a summary of certain financial projections, none of ARRIS, any of its representatives or advisors (including Evercore) or CommScope (including its Financing sources) makes any representation to any person regarding the ultimate performance of ARRIS compared to the information contained in such Management Projections and should not be read to do so.
In light of the foregoing factors and the uncertainties inherent in the Management Projections, shareholders are cautioned not to unduly rely on the Management Projections included in this proxy statement.
Certain of the measures included in the Management Projections may be considered non-GAAP financial measures, as noted. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by ARRIS may not be comparable to similarly titled amounts used by other companies.
Interests of the ARRIS Directors and Executive Officers in the Acquisition
When considering the recommendation of the Board that you vote “FOR” the Court Scheme Proposal, “FOR” the Articles Amendment Proposal and “FOR” the Transaction-Related Compensation Proposal, you should be aware that certain of the ARRIS directors and executive officers have interests in the Acquisition that may be different from, or in addition to, your interests as a shareholder generally. The members of the Board were aware of these interests in, among other matters, recommending that the ARRIS shareholders approve the Court Scheme Proposal, the Articles Amendment Proposal and the Transaction-Related Compensation Proposal. See the sections entitled “The Acquisition — Background of the Acquisition,” “The Acquisition — Recommendation of ARRIS Board of Directors” and “The Acquisition — Reasons for the Acquisition” beginning on pages 29, 36 and 36, respectively.
These interests are described in more detail below, and certain of them, including compensation that may become payable in connection with the Acquisition to ARRIS’s named executive officers, which is the subject of a non-binding, advisory vote of ARRIS shareholders, are quantified in the narrative below. See “Transaction-Related Compensation Proposal” beginning on page 27. The dates used below to quantify these interests have been selected for illustrative purposes only and do not necessarily reflect the dates on which certain events will occur.
Treatment of ARRIS’s Equity-Based Awards in the Acquisition
As of November 15, 2018, there are approximately 9,232,978 outstanding unvested ARRIS RSUs. Of these ARRIS RSUs, (i) approximately 8,146,928 are unvested service-based awards that generally vest in four equal annual installments (subject to differing vesting periods in certain circumstances resulting from acquisitions or other special situations) (“Service-Based RSUs”), (ii) approximately 1,027,550 are performance-based awards that generally vest based upon the performance of the Ordinary Shares relative to the Nasdaq Composite Index over a three-year performance period (“Performance-Based RSUs”) and (iii) approximately 58,500 are unvested service-based awards granted to non-employee directors.
The Acquisition Agreement provides that each ARRIS RSU will either be accelerated and converted into the right to receive the Per Share Consideration (the “Accelerated RSUs”) for each Ordinary Share subject to such Accelerated RSU or be assumed or replaced by CommScope (the “Assumed RSUs”) as described in “The Acquisition Agreement — Treatment of ARRIS’s Equity-Based Awards in the Acquisition” beginning on page 63. As provided in the Acquisition Agreement, the Accelerated RSUs generally consist of: (i) ARRIS RSUs granted to non-employee directors, (ii) Performance-Based RSUs (which will be deemed to have been satisfied at 100% of target for awards granted in 2016 and 2017 and at 150% of target for awards granted in 2018), (iii) ARRIS RSUs granted to former employees of C-COR, Inc. (which ARRIS acquired in 2008, “C-COR”) and (iv) one half of the other Service-Based RSUs. In addition, the Acquisition Agreement provides that all of the Service-Based RSUs held by two ARRIS executives, Robert Stanzione and David Potts, will be treated as Assumed RSUs (however, CommScope has the option to instead treat such ARRIS RSUs as Accelerated RSUs under the Acquisition Agreement). The Compensation Committee may also consider accelerating a portion of the ARRIS RSUs held by certain of ARRIS’s other executive officers so that such ARRIS RSUs are settled in 2018, in order to (i) reduce the reduction in their awards that would be necessary to avoid the imposition of an excise tax under Section 280G of the Internal Revenue Code (the “Code”) and (ii) preserve certain tax deductions for ARRIS. These accelerated ARRIS RSUs, if any, will only include ARRIS RSUs that would otherwise be considered Accelerated RSUs under the Acquisition Agreement, if not for the early settlement.
Role of the Compensation Committee
The stock incentive plans under which the ARRIS RSUs were issued generally provide that the Compensation Committee of the Board can determine how to treat outstanding awards under certain circumstances, including in the event of a change in control. In considering whether and how to modify outstanding awards, the Compensation Committee was advised by Longnecker & Associates, Inc., who the Compensation Committee previously had determined was independent.

The Compensation Committee concluded that it would be inequitable to convert Performance-Based RSUs into performance-based restricted stock units of CommScope because of the significant differences between ARRIS and CommScope and how the performance criteria might, or might not, be satisfied, following the Effective Time. The Compensation Committee also considered a range of percentages of target vesting for the Performance-Based RSUs. Ultimately, the Compensation Committee approved (which approval was subsequently confirmed by the Board with respect to Messrs. Stanzione and McClelland) the percentages of target vesting described above and approved the conversion of all Performance-Based RSUs into service-based restricted stock units of CommScope.
In order to assure that the decisions by the Compensation Committee did not impact the Per Share Consideration, the Compensation Committee did not make any decisions with respect to ARRIS RSUs until after the Per Share Consideration had been fully negotiated between ARRIS and CommScope.
Following the Compensation Committee’s approvals as described above, in order to facilitate its Financing and reduce dilution, CommScope requested that a greater portion of the ARRIS RSUs be paid at the Effective Time. This resulted in the decision to accelerate all of the Performance-Based RSUs and other Accelerated RSUs described above and one-half of the Service-Based RSUs as set forth in the Acquisition Agreement.
Assumed RSUs and Accelerated RSUs of the ARRIS Executive Officers and Directors
The table below sets forth the number of ARRIS RSUs that will be considered Accelerated RSUs in the Acquisition that are held by each of ARRIS’s executive officers and directors as of November 15, 2018 and the value of these ARRIS RSUs in the Acquisition, based on the Per Share Consideration.
Name	Number of Performance-Based RSUs to be Accelerated	Number of Service- Based RSUs to be Accelerated	Value of Accelerated RSUs
Andrew B. Barron(1)	0	6,500	$206,375
Tim Bryan(1)	0	6,500	$206,375
James A. Chiddix(1)(2)	0	29,900	$949,325
Andrew T. Heller(1)(3)	0	16,950	$538,162.50
Jeong H. Kim(1)(4)	0	10,700	$339,725
Bruce McClelland	228,440	76,353	$9,677,177.75
Timothy R. O’Loughlin	69,510	22,306	$2,915,158
David B. Potts(5)	120,173	0	$3,815,492.75
Lawrence Robinson	92,568	31,823	$3,949,414.25
Barton Y. Shigemura(1)	0	6,500	$206,375
Robert J. Stanzione(5)	205,503	0	$6,524,720.25
Doreen A. Toben(1)(6)	0	14,500	$460,375
Debora J. Wilson(1)(7)	0	20,050	$636,587.50
David A. Woodle(1)(8)	0	59,600	$1,892,300
Daniel T. Whalen	52,595	25,515	$2,479,992.50
Karen Renner	0	6,200	$196,850
Stephen McCaffery	60,740	21,619	$2,614,898.25
James R. Brennan	74,525	25,709	$3,182,429.5
Ian Whiting	0	41,970	$1,332,547.50
Patrick W. Macken	52,938	18,437	$2,266,156.25
Victoria P. Brewster	40,550	13,926	$1,729,613

(1)
The ARRIS RSUs consist of Non-Employee Director RSUs.

(2)
For Mr. Chiddix, 23,400 of these ARRIS RSUs are already fully vested, but with settlement deferred. The settlement of these ARRIS RSUs will be accelerated at the Effective Time.

(3)
For Mr. Heller, 10,450 of these ARRIS RSUs are already fully vested, but with settlement deferred. The settlement of these ARRIS RSUs will be accelerated at the Effective Time.

(4)
For Mr. Kim, 4,200 of these ARRIS RSUs are already fully vested, but with settlement deferred. The settlement of these ARRIS RSUs will be accelerated at the Effective Time.

(5)
Assumes that all Service-Based RSUs held by Mr. Potts and Mr. Stanzione are treated as Assumed RSUs.

(6)
For Ms. Toben, 8,000 of these ARRIS RSUs are already fully vested, but with settlement deferred. The settlement of these ARRIS RSUs will be accelerated at the Effective Time.

(7)
For Ms. Wilson, 13,550 of these ARRIS RSUs are already fully vested, but with settlement deferred. The settlement of these ARRIS RSUs will be accelerated at the Effective Time.

(8)
For Mr. Woodle, 53,100 of these ARRIS RSUs are already fully vested, but with settlement deferred. The settlement of these ARRIS RSUs will be accelerated at the Effective Time.

The table below sets forth the number of Service-Based RSUs that are held by each of ARRIS’s executive officers and directors as of November 15, 2018 that will be considered Assumed RSUs in the Acquisition.
Name	Service-Based RSUs to be Assumed
Andrew B. Barron	0
Tim Bryan	0
James A. Chiddix	0
Andrew T. Heller	0
Jeong H. Kim	0
Bruce McClelland	76,353
Timothy R. O’Loughlin	22,306
David B. Potts(1)	82,296
Lawrence Robinson	31,822
Barton Y. Shigemura	0
Robert J. Stanzione(1)	114,358
Doreen A. Toben	0
Debora J. Wilson	0
David A. Woodle	0
Daniel T. Whalen	25,514
Karen Renner	6,200
Stephen McCaffery	21,618
James R. Brennan	25,708
Ian Whiting	41,970
Patrick W. Macken	18,436
Victoria P. Brewster	13,925

(1)
Assumes that all Service-Based RSUs held by Mr. Potts and Mr. Stanzione are treated as Assumed RSUs.

Existing Employment Arrangements with Executive Officers
ARRIS or one of its wholly-owned subsidiaries has employment agreements with each of its executive officers. These employment agreements provide for enhanced severance benefits in the event that the executive officer’s employment is terminated by ARRIS for any reason other than “cause,” death or disability, or the executive terminates his or her agreement for “good reason,” in each case, within twelve months of a change in control (or, in the case of Mr. Stanzione, in the event Mr. Stanzione’s employment is terminated by ARRIS for any reason other than “good cause,” or Mr. Stanzione terminates his agreement because there has been a material diminution in his position after a change of control that exists at any time after six months after the change of control), which we refer to as a “qualifying termination.” However, Mr. McCaffery’s employment agreement does not provide such protections in the event of a change in control and is, therefore, not described below. The Acquisition will constitute a change in control for purposes of each executive’s employment agreement.
The employment agreement for each executive, other than the employment agreements for Messrs. McClelland, Stanzione and Potts, provides that, in the event of a qualifying termination, the executive will be entitled to:
•
a lump sum payment equal to one times his base salary as of the date of termination;

•
a lump sum payment equal to one times the average annual cash bonus paid to such executive for the two fiscal years immediately preceding the date of termination (and the pro rata portion of any partial year); and

•
all benefits under ARRIS’s various benefit plans, including group healthcare, dental and life, for a period equal to twelve months from the date of such executive’s termination (except that Messrs. Whalen and Whiting and Ms. Renner may instead receive an amount in cash equal to the cost of providing Messrs. Whalen or Whiting or Ms. Renner, respectively, with such benefits).

The employment agreement for Mr. McClelland provides that, in the event of a qualifying termination, Mr. McClelland will be entitled to:
•
a lump sum payment equal to two times his base salary as of the date of termination;

•
a lump sum payment equal to two times the average incentive cash bonus paid to such executive for the two fiscal years immediately preceding the date of termination (and the pro rata portion of any partial year);

•
for the twenty-four months immediately following Mr. McClelland’s qualifying termination, an amount in cash equal to cost of providing Mr. McClelland with life insurance coverage;

•
for the earlier of twenty-four months following Mr. McClelland’s qualifying termination or Mr. McClelland becoming eligible for group medical insurance coverage under another employer’s plan, an amount in cash equal to the excess of  (i) cost to continue participation in any medical plan in which Mr. McClelland and/or his eligible dependents would be entitled under COBRA, over (ii) the amount Mr. McClelland would have had to pay for such coverage if he remained employed by ARRIS; and

•
for the twenty-four months immediately following Mr. McClelland’s qualifying termination, an amount in cash equal to cost of providing Mr. McClelland with group disability coverage if he had remained employed by ARRIS.

The employment agreement for Mr. Stanzione provides that, in the event of a qualifying termination, for a period of three years from the qualifying termination (the “Severance Period”) Mr. Stanzione will be entitled to receive:
•
his base salary on a semi-monthly basis beginning with the first semi-monthly payroll date after the qualifying termination and continuing through the Severance Period in accordance with the ordinary payroll practices of ARRIS;

•
a bonus for each fiscal year (and a pro rata amount for each partial fiscal year) in the Severance Period in an amount equal to the annual average of the three highest full-year bonuses received by Mr. Stanzione for the five full fiscal years immediately preceding the qualifying termination (or a pro rata amount of said bonus for any partial fiscal year in the Severance Period), which will be paid after the end of such fiscal year or partial year and within two and one-half  (2 1∕2) months thereafter; and

•
benefits under any retirement plan, health plan, or other similar executive benefit plan or arrangement generally made available by ARRIS from time to time to its senior executives on a monthly basis through the Severance Period.

The employment agreement for Mr. Potts provides that, in the event of a qualifying termination, Mr. Potts will be entitled to:
•
a lump sum payment equal to two times his base salary as of the date of termination;

•
a lump sum payment equal to two times the average annual cash bonus paid to Mr. Potts for the two fiscal years immediately preceding the date of termination (and the pro rata portion of any partial year); and

•
all benefits under ARRIS’s various benefit plans, including group healthcare, dental and life, for a period equal to twenty-four months from the date of Mr. Potts’s termination.

The lump sum payments described above are payable as soon as administratively practicable and within 30 days following such executive’s termination, and the benefits to be provided under ARRIS’s various benefit plans will be provided no less frequently than monthly.
The employment agreements for each of Messrs. McClelland, Stanzione and Whalen and Ms. Renner provide that severance benefits payable thereunder are subject to a reduction to the extent necessary to avoid triggering excise taxes under Section 4999 of the Code (a “cutback”). The employment agreement for each of Messrs. Robinson, O’Loughlin, Brennan, Macken and Whiting and Mrs. Brewster provides that the executive is entitled to receive the greater of on an after-tax basis (i) severance benefits payable thereunder or (ii) the severance benefits reduced to avoid the imposition of excise taxes under Section 4999 of the Code (a “modified cutback”). The employment agreement for Mr. Potts provides that if payments owed to him as a result of termination of employment following a change in control would be subject to the excise tax under Section 4999 of the Code, then ARRIS would pay Mr. Potts the amount of such excise tax and any penalties and interest, in addition to any federal or state income taxes, penalties and interest imposed by reason of such payments (a “gross up”).
In addition, pursuant to the terms of the employment agreements, other than the employment agreement for Messrs. McClelland, Whalen, and Whiting, and Ms. Renner, upon a qualifying termination, all of the executive’s outstanding restricted stock grants under the ARRIS Plans, if any, will immediately vest. The employment agreements for Messrs. McClelland, Whalen, and Whiting, and Ms. Renner provide that upon a qualifying termination (and in the case of Mr. Whiting, provided the buyer in the transaction does not assume or provide a substitute award for any of Mr. Whiting’s outstanding equity grants, and all outstanding equity awards are to be terminated and paid), all time-based equity awards will immediately vest, performance-based equity awards will immediately vest with respect to an amount as determined by the Board or the Compensation Committee, and all other equity awards not then vested will be forfeited. In accordance with the grant agreements relating to the ARRIS RSUs, any Assumed RSUs will vest in full if, prior to the first anniversary of the Closing, a participant’s employment is terminated by CommScope without cause, or by particpant for good reason, as such terms are defined in the grant agreements.
As part of each executive officer’s employment agreement, during the executive officer’s employment with ARRIS and for a period of time thereafter (twelve months, except in the case of Messrs. McClelland, Stanzione, Whalen, and Whiting, which period shall be twenty-four months, thirty-six months, eighteen months, and eighteen months, respectively), the executive officer will not (i) perform services which are the same or similar to those he provided to ARRIS and which support any business which competes with the business of ARRIS (except that such requirement does not apply to Mr. Whiting) or (ii) solicit actual or prospective vendors or customers, or employees or independent contractors, of ARRIS. In addition, pursuant to each executive’s employment agreement, other than Mr. Stanzione’s employment agreement, during the executive officer’s employment with ARRIS and thereafter, each executive officer will not disclose any trade secrets of ARRIS. The employment agreements for Messrs. Whalen, Whiting and Renner also prohibit Messrs. Whalen, Whiting and Renner from using any of confidential or proprietary information belonging to ARRIS for any reason not connected to his or her employment with ARRIS during his or her employment and for a period of five years thereafter.

If any executive officer other than Mr. Stanzione or Mr. Whiting breaches any of the non-competition or non-solicitation restrictions or discloses any trade secrets, ARRIS will be entitled to receive from executive the profits received by executive upon lapse of the restrictions on any grant or restricted stock to the extent such restrictions lapsed, subsequent to six months prior to the termination of executive’s employment. In addition, receipt of benefits by Messrs. McClelland, Whalen, Whiting and Ms. Renner will be conditional on such executive executing and delivering to ARRIS a release in the customary form then being used by ARRIS, which may include non-disparagement and confidentiality agreements, releasing any and all claims against ARRIS with respect to all matters arising out of executive’s employment with ARRIS (subject to certain exceptions) no later than 30 days following executive’s termination of employment. If such executive does not do so, the executive officer will not receive any further payments and, except in the case of Mr. Whiting, the executive officer will repay any payments previously received.
The employment agreements for the executives, other than the employment agreement for Messrs. Whalen and Whiting and Ms. Renner, provide that the non-competition and non-solicitation provisions contained therein are not applicable at any time that ARRIS is in breach of the executive’s employment agreement and following 30 days of being notified of the same, fails to cure such breach. In the event ARRIS cures such breach, the non-competition and non-solicitation provisions shall continue pursuant to their terms as if such breach never occurred.
Named Executive Officer Golden Parachute Compensation
The table below provides information about certain compensation for each ARRIS named executive officer that is based on or otherwise relates to the Acquisition. The amounts in the table were calculated using outstanding equity holdings as of November 15, 2018, and a price per Ordinary Share of  $31.75, which is the Per Share Consideration, and assumes the Acquisition closed on November 15, 2018. The compensation summarized in the table and footnotes below will be the subject of a non-binding, advisory vote of ARRIS’s shareholders, as described above in “Transaction-Related Compensation Proposal” beginning on page 27. This compensation will be paid whether or not the Transaction-Related Compensation Proposal is approved at the General Meeting.
The amounts in the table are estimates based on multiple assumptions that may not actually occur, including assumptions described in this proxy statement. In addition, certain amounts will vary depending on the actual Effective Time, which is presently expected to occur in the first half of 2019. For purposes of the table below, it is assumed that each named executive officer’s employment is terminated on November 15, 2018, by ARRIS without cause or by the executive officer for good reason following a change in control, as those terms are defined in the named executive officer’s employment agreement with ARRIS. However, it is unknown if any of the named executive officers will incur a termination of employment in connection with the Acquisition. As a result, the actual amounts, if any, to be received by an applicable individual may differ in material respects from the amounts set forth below.
Name	Cash(1) ($)	Equity(2) ($)	Perquisites/Benefits(3) ($)	Other(4) ($)	Total ($)
Robert J. Stanzione, Executive Chairman	5,924,228	10,155,586	122,400	—	16,202,214
Bruce McClelland, Chief Executive Officer	3,094,057	12,101,385	—	48,000	15,243,442
David B. Potts, Executive Vice President and Chief Financial Officer	2,165,912	6,428,391	48,000	—	8,642,303
Timothy O’Loughlin, President, North American Sales	839,184	3,623,374	24,000	—	4,486,558
Lawrence Robinson, President, Customer Premises Equipment	924,049	4,959,763	24,000	—	5,907,812

(1)
The cash payment payable to Mr. Stanzione consists of  (i) salary continuation for a period of three years and (ii) a bonus for each fiscal year (pro rata for each partial fiscal year) during the three-year severance period in an amount equal to the average of the highest three full-year bonuses received for the five full fiscal years immediately preceding the termination date. The cash payment payable to Messrs. McClelland and Potts consists of a lump sum cash payment equal to (a) two times annual base salary as of the termination date plus (b) two times the average annual cash bonus paid for the two fiscal years immediately preceding the date of termination (and a pro rata portion for any partial year). The cash payment payable to Messrs. O’Loughlin and Robinson consists of a lump sum cash payment equal to (a) one times annual base salary as of the termination date plus (b) one times the average annual cash bonus paid for the two fiscal years immediately preceding the date of termination (and a pro rata portion for any partial year). Each of the named executive officers is entitled to his cash payment only upon a “double trigger” (i.e. qualifying termination within one year, or, in the case of Mr. Stanzione, a qualifying termination following a change in control).
(2)
Amounts in table above represent the value of accelerated equity upon a “double trigger” and includes full vesting and settlement of all outstanding ARRIS RSUs with Performance Based-RSUs granted in 2018 vesting at 150% and all remaining ARRIS RSUs vesting at 100%. The outstanding ARRIS RSUs accelerated for this purpose for Messrs. Stanzione, McClelland, Potts, O’Loughlin and Robinson are 319,861; 381,146; 202,469; 114,122; and 156,213 respectively.

The table below sets forth the value of accelerated equity that would accelerate in connection with the Acquisition pursuant to the terms of the Acquisition Agreement, but assuming no subsequent qualifying termination.
Name	Accelerated Equity (“Single Trigger”) ($)
Robert J. Stanzione	6,524,720
Bruce McClelland	9,677,178
David B. Potts	3,815,493
Timothy O’Loughlin	2,915,158
Lawrence Robinson	3,949,398
Under the terms of the Acquisition Agreement, unvested Performance-Based RSUs will vest and be settled at the Effective Time with awards granted in 2016 and 2017 vesting at 100% and 2018 vesting at 150%. Subject to the following sentence, pursuant to the terms of the Acquisition Agreement, 50% of each Named Executive Officer’s Service-Based RSUs will vest and be settled at the Effective Time with the remaining 50% assumed and converted to CommScope awards, except that all Executive Service-Based RSUs granted to Mr. Potts and Mr. Stanzione will be treated as Assumed RSUs. CommScope may, in its sole discretion, elect to treat any Assumed RSUs, including the Executive Service-Based RSUs, as Accelerated RSUs.
(3)
Mr. Stanzione is entitled, for a three-year period, to benefits under any retirement plan, health plan, or other similar executive benefit plan or arrangement generally made available by ARRIS from time to time to its senior executives. Mr. Potts is entitled to continued benefits for a period of twenty-four (24) months. Mr. Potts’s continued benefits shall consist of all benefits under ARRIS’s various benefit plans, including group healthcare, dental, and life. Messrs. O’Loughlin and Robinson are entitled to all benefits under ARRIS’s various benefit plans, including group healthcare, dental, and life, for a period of twelve (12) months. These continued benefits shall be provided on a monthly basis. Each of the named executive officers is only entitled to his continued benefits upon a “double trigger.” The benefit amounts calculated in this column are based on estimates, and actual amounts may significantly differ.

(4)
Mr. McClelland is entitled to continued benefits for a period of twenty-four (24) months. Mr. McClelland’s continued benefits shall consist of life insurance and disability coverage as well as company-subsidized COBRA premiums. Mr. McClelland’s continued benefits shall be payable as an amount in cash. Mr. McClelland is only entitled to his continued benefits upon a “double trigger.”

Indemnification and Insurance
Pursuant to the terms of the Acquisition Agreement, ARRIS’s current directors and executive officers will be entitled to continuation of their current indemnification and coverage under directors’ and officers’ liability insurance. This indemnification and insurance coverage is further described in “The Acquisition Agreement — Indemnification; Directors’ and Officers’ Insurance” beginning on page 85.

Continuing Employees
The Acquisition Agreement provides that, for a period of one year following the Effective Time, each employee of ARRIS and its subsidiaries who continues to be employed by ARRIS, who we refer to as a continuing employee, will receive (i) the same base salary and bonus opportunity as provided immediately prior to the Effective Time and (ii) benefits no less favorable in the aggregate than benefits provided immediately prior to the Effective Time, in each case, subject to certain exceptions; provided, that in the sole discretion of CommScope, from January 1, 2020 until the first anniversary of the Acquisition, such benefits may be replaced with benefits which are substantially comparable in the aggregate to the benefits provided to similarly situated employees of CommScope and its subsidiaries, excluding, in all of the foregoing cases, change of control, sale, retention or similar bonus arrangements, equity, or equity-linked compensation and any compensation or benefits triggered in whole or in part by the consummation of the transactions contemplated by the Acquisition Agreement. See “The Acquisition Agreement — Employee Benefit Matters” beginning on page79 for further discussion of employee benefit matters related to any executive officers who remain as continuing employees.
Other Interests
In addition to the interests described above, in advance of the Board’s approval of the Acquisition, consistent with the Companies Act, (i) Mr. Stanzione disclosed that he is a director of NCTA — The Internet & Television Association, as is Mr. Drendel, the Chairman of CommScope, (ii) Mr. Stanzione disclosed he currently holds a small amount of CommScope common stock (less than 1% of the outstanding shares); (iii) Mr. McClelland disclosed that CommScope has expressed interest to him with respect to the possibility that he would work for the combined company following the Acquisition as a senior officer, although no substantive discussion had taken place as to this possibility at such time, and (iv) Mr. Bryan disclosed that he is the Chief Executive Officer of the National Rural Television Cooperative and that he has held various business discussions with Stephen Gray, a director of CommScope. Each of these items was approved by the Board, with the interested person abstaining.
In connection with the execution and delivery of the Acquisition Agreement, each of the directors of ARRIS has entered into an Irrevocable Undertaking in favor of CommScope agreeing, among other things, to vote his or her Ordinary Shares (or, where the director is a Beneficial Holder, to instruct his or her broker, bank, trust or other nominee to vote his or her Ordinary Shares) in favor of the Court Scheme Proposal and in favor of the Articles Amendment Proposal. See “The Acquisition Agreement —  Irrevocable Undertakings” beginning on page 76 for further discussion.
Financing of the Acquisition
CommScope estimates that the total amount required to complete the Acquisition and the related fees, commissions and expenses will be approximately $8.3 billion. CommScope intends to fund the Acquisition and the related fees, commissions and expenses with a combination of cash on hand, the issuance of equity and new financing. Concurrently with the signing of the Acquisition Agreement, CommScope entered into (i) the Investment Agreement with the Equity Investor and the Equity Commitment Letter with Sponsor and the Equity Investor (with CommScope as an express third party beneficiary thereof) and (ii) the Debt Commitment Letter with the commitment parties named therein. In the Acquisition Agreement, CommScope agrees to use its reasonable best efforts to consummate the Financing and, if any portion of the Financing becomes unavailable, CommScope agrees to use its reasonable best efforts to promptly arrange alternative sources of financing (on terms not materially less favorable to CommScope). There is no financing condition to the Acquisition. However, in the event CommScope is unable to obtain the Financing and, as a result, ARRIS subsequently terminates the Acquisition Agreement, ARRIS shall be entitled to the Reverse Termination Fee as its sole remedy.
Debt Commitment Letter
In connection with the Acquisition Agreement, CommScope and its wholly-owned subsidiary, CommScope, Inc., entered into the Debt Commitment Letter, dated November 8, 2018, with JPMorgan Chase Bank, N.A., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands Branch and Deutsche Bank Securities

Inc. (together with any additional debt financing sources party to the Debt Commitment Letter, the “Commitment Parties”), pursuant to which the Commitment Parties have agreed to provide a portion of the financing necessary to fund the consideration to be paid pursuant to the terms of the Acquisition Agreement, to repay, redeem, defease or otherwise discharge certain third-party indebtedness of ARRIS and to pay fees and expenses related to the foregoing (the “Debt Financing”).
The Debt Financing is anticipated to consist of the following:
•
a senior secured incremental term loan facility in an aggregate principal amount of up to $5.5 billion plus, to the extent the lenders party to CommScope, Inc.’s existing term loan facility do not consent to certain amendments to such facility to permit the Acquisition and the Financing, an additional amount of term loans that is sufficient to repay and replace in full the aggregate principal amount of term loans outstanding under the existing term loan credit agreement at the Closing of the Acquisition;

•
an asset-based revolving credit facility in an aggregate principal amount of approximately $750 million; and

•
senior unsecured notes yielding up to $1.0 billion in gross cash proceeds (the “Notes”) and/or, to the extent that the issuance of such Notes yields less than $1.0 billion in gross cash proceeds or such cash proceeds are otherwise unavailable to consummate the Acquisition, loans under a senior unsecured bridge loan facility yielding up to $1.0 billion in gross cash proceeds (less the gross cash proceeds received from the Notes and available for use (if any)).

The funding of the Debt Financing is contingent on the satisfaction or waiver of certain conditions set forth in the Debt Commitment Letter, including, without limitation:
•
execution and delivery of definitive documentation consistent with the Debt Commitment Letter;

•
the absence of a Company Material Adverse Effect;

•
the accuracy of certain representations;

•
consummation of the Acquisition substantially concurrently with the initial borrowing under the credit facilities (without giving effect to any modifications, amendments, consents or waivers to the Acquisition Agreement that, taken together, are material and adverse to the lenders that have not been approved by the Commitment Parties);

•
the refinancing or repayment of certain existing indebtedness of ARRIS, CommScope and/or their respective subsidiaries substantially concurrent with the initial funding of the applicable credit facilities;

•
the Commitment Parties’ receipt of  (i) certain historical financial statements of CommScope and its consolidated subsidiaries and ARRIS and its consolidated subsidiaries and (ii) pro forma combined financial statements for CommScope, ARRIS and their respective consolidated subsidiaries;

•
consummation of the preferred equity financing substantially concurrently with the initial funding of the credit facilities;

•
the execution of certain guarantees and the creation of security interests;

•
the receipt of customary closing documents and deliverables, including “know-your-customer” information;

•
the payment of certain fees and expenses in connection with the debt financing; and

•
with respect to the unsecured bridge facility, (i) the use of commercially reasonable efforts to prepare a customary preliminary offering memorandum and (ii) affording the Commitment Parties at least 15 consecutive calendar days after the delivery of the preliminary offering memorandum to place the Notes with qualified purchasers thereof.

The Debt Commitment Letter will terminate on the earliest of five business days after the Long Stop Termination Date, the date that the Acquisition Agreement is terminated, and the date of Closing of the Acquisition with or without the use of the Debt Financing.
This proxy statement does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
Investment Agreement and Equity Commitment Letter
On November 8, 2018, CommScope entered into the Investment Agreement with the Equity Investor relating to the issuance and sale to Carlyle of 1,000,000 shares of CommScope’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for an aggregate purchase price of  $1.0 billion, or $1,000 per share.
The closing of the transaction contemplated by the Investment Agreement, and the issuance of the Series A Preferred Stock, is conditioned upon the Closing of the Acquisition and the Debt Financing in all material respects in accordance with the terms of the Acquisition Agreement and Debt Commitment Letter, as applicable, and certain other customary closing conditions, including, among others, (i) obtaining clearance under the HSR Act for the transaction contemplated by the Investment Agreement, (ii) obtaining approval from The NASDAQ Stock Market for the listing of any shares of CommScope’s common stock issuable upon conversion of the Series A Preferred Stock, (iii) the absence of a Company Material Adverse Effect and (iv) the accuracy of specified representations and warranties made by CommScope and Carlyle in the Investment Agreement.
The Investment Agreement may be terminated by mutual written consent of CommScope and Carlyle. The Investment Agreement may also be terminated by either CommScope or Carlyle, as applicable, if  (i) the Closing of the Acquisition has not occurred on or prior to the date that is five business days after the Long Stop Termination Date, (ii) any order permanently restraining, enjoining or otherwise prohibiting consummation of the transaction contemplated by the Investment Agreement becomes final and non-appealable or (iii) there has been a breach of any representation, warranty, covenant or agreement made by the other party in the Investment Agreement, which breach or failure to be true would give rise to the failure of the condition to closing under the Investment Agreement relating to the accuracy of the representations and warranties of such party or compliance by such party with its obligations under the Investment Agreement, subject to a cure period.
This proxy statement does not constitute an offer to sell or the solicitation of an offer to buy the Series A Preferred Stock or any other securities and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Series A Preferred Stock will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
On November 8, 2018, CommScope entered into the Equity Commitment Letter with Sponsor and the Equity Investor (with CommScope as an express third party beneficiary thereof). Pursuant to the Equity Commitment Letter, and subject to the terms and conditions thereof, Sponsor has committed to provide the amounts set forth therein to the Equity Investor for the purpose of funding the amounts contemplated by the Investment Agreement.
No Appraisal or Dissenters’ Rights
ARRIS shareholders are not entitled to appraisal or dissenters’ rights in connection with the Acquisition.

When the Court’s sanction is sought for the Scheme, the Court will consider matters including whether the Scheme has been implemented in accordance with the Companies Act, whether the ARRIS shareholders were fairly represented at the shareholder meetings, whether the majority of the ARRIS shareholders are acting bona fide and not coercing the minority and whether the Scheme is one that a reasonable shareholder would approve. Scheme Shareholders are entitled to attend the Court hearing and make submissions to oppose the Scheme on the basis that the aforementioned requirements have not been satisfied. However, if and when the Court sanctions the Scheme and the Court order is delivered to the Registrar of Companies, all Scheme Shareholders will be bound by the terms of the Scheme.
U.S. Federal Income Tax Consequences of the Acquisition
The following general discussion sets forth the material U.S. federal income tax consequences of the Acquisition to U.S. holders and non-U.S. holders (each as defined below) who receive cash in exchange for Ordinary Shares pursuant to the Acquisition. This discussion is for general informational purposes only and does not purport to be a complete analysis of all potential tax consequences of the Acquisition. This discussion is based upon the Code, the regulations promulgated thereunder and court and administrative rulings and decisions, all as in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations, and any such change or differing interpretation may be applied retroactively, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. There can be no assurance the Internal Revenue Service, referred to as the “IRS,” or a court will not take a contrary position to that discussed below regarding the tax consequences of the Acquisition. This discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any U.S. federal laws other than those pertaining to income tax, such as estate and gift tax laws. This discussion also does not address any tax consequences under the unearned income Medicare contribution tax pursuant to Section 1411 of the Code.
This discussion is limited to holders of Ordinary Shares who hold such shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder in light of such holder’s particular circumstances. In addition, this discussion does not address the U.S. federal income tax consequences to holders subject to special rules under the U.S. federal income tax laws, including, without limitation:
•
U.S. expatriates and former citizens or long-term residents of the United States;

•
persons holding Ordinary Shares that are subject to the alternative minimum tax;

•
U.S. holders whose functional currency is not the U.S. dollar;

•
persons holding Ordinary Shares as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•
banks, thrifts, and other financial institutions;

•
insurance companies;

•
brokers or dealers in stocks and securities, or currencies;

•
traders in securities that elect to apply a mark-to-market method of accounting;

•
controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax;

•
S corporations, partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities (and investors therein);

•
real estate investment trusts, mutual funds and regulated investment companies;

•
tax-exempt organizations or governmental organizations;

•
persons deemed to sell their Ordinary Shares under the constructive sale provisions of the Code;

•
persons who own an equity interest, actually or constructively, in CommScope;

•
persons who hold or received their Ordinary Shares pursuant to the exercise of any employee stock option, through a tax qualified retirement plan or otherwise as compensation; and

•
retirement plans, individual retirement accounts and other tax-deferred accounts.

If a partnership (including any entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) holds Ordinary Shares, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. If a holder is a partner in a partnership holding Ordinary Shares, the holder should consult its tax advisors.
Tax Consequences to U.S. Holders
Definition of a U.S. Holder
For purposes of this discussion, a “U.S. holder” is any beneficial owner of Ordinary Shares that for U.S. federal income tax purposes is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity classified as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized to control all substantial decisions of the trust, or (2) has a valid election in effect to be treated as a “United States person” for U.S. federal income tax purposes.

Effect of the Acquisition
The receipt of cash by a U.S. holder in exchange for Ordinary Shares in the Acquisition will be a taxable transaction for U.S. federal income tax purposes. The amount of any gain or loss realized by a U.S. holder who receives cash for Ordinary Shares in the Acquisition generally will equal the difference, if any, between the amount of cash received for such shares and the U.S. holder’s adjusted tax basis in such shares. A U.S. holder’s adjusted tax basis in a share generally will be equal to the amount the U.S. holder paid for the share. Gain or loss and holding period will be determined separately for each block of Ordinary Shares (that is, Ordinary Shares acquired at the same cost in a single transaction) exchanged for cash in the Acquisition. Any gain or loss realized by a U.S. holder upon the receipt of cash in exchange for an Ordinary Share in the Acquisition generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. holder has held such share for more than one year at the effective time of Acquisition. Otherwise, such gain or loss will be short-term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are generally taxable at a reduced rate. The deductibility of capital losses is subject to limitations.
Tax Consequences to Non-U.S. Holders
Definition of a Non-U.S. Holder
For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of Ordinary Shares that is neither a U.S. holder nor an entity or arrangement classified as a partnership for U.S. federal income tax purposes.

Effect of the Acquisition
A non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of cash in exchange for Ordinary Shares in the Acquisition unless:
•
the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, such gain is attributable to a permanent establishment maintained by the non-U.S. holder in the United States);

•
the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of ARRIS Ordinary Shares in the Acquisition, and certain other requirements are met; or

•
ARRIS is or has been treated as a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Acquisition or the period that the non-U.S. holder held Ordinary Shares and the non-U.S. holder held (actually or constructively) more than five percent of Ordinary Shares at any time during such period.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates, generally in the same manner as if such non-U.S. holder were a U.S. holder. A non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30%, or lower rate specified in an applicable income tax treaty, on such effectively connected gain, as adjusted for certain items.
Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as may be specified under an applicable income tax treaty), which may be offset by U.S.-source capital losses of the non-U.S. holder (even though the individual is not considered a resident of the United States), provided the non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, the determination of whether ARRIS is a USRPHC depends on the fair market value of its United States real property interests relative to the fair market value of its other trade or business assets and its United States and foreign real property interests. ARRIS believes it was not a USRPHC for U.S. federal income tax purposes during the five-year period ending on the date of the Acquisition.
Non-U.S. holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Payments made in exchange for Ordinary Shares generally will be subject to information reporting unless the holder is an “exempt recipient” and may also be subject to backup withholding at a rate of 24%. To avoid backup withholding, U.S. holders that do not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. A non-U.S. holder that provides the applicable withholding agent with an applicable IRS Form W-8, as appropriate, generally will establish an exemption from backup withholding. A holder may find an IRS Form W-9 or an appropriate IRS Form W-8 at the Internal Revenue Service’s website at www.IRS.gov.
Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a holder’s U.S. federal income tax liability, provided the relevant information is timely furnished to the IRS.
The foregoing discussion of U.S. federal income tax consequences is not intended to constitute a complete description of all tax consequences relating to the Acquisition. The tax consequences of the Acquisition to an ARRIS shareholder will depend upon the facts of the shareholder’s particular situation. Because individual circumstances may differ, ARRIS shareholders are urged to consult with their own tax advisor regarding the applicability of the rules discussed above and the particular tax effects of the Acquisition, including the application of state, local, non-U.S. and non-income tax laws.

UK Tax Consequences of the Acquisition
The comments set out below summarize the material aspects of the United Kingdom taxation treatment of shareholders who are resident and, in the case of individuals, domiciled for tax purposes in the UK (“UK Shareholders”) and shareholders who are not UK resident or domiciled (“non-UK Shareholders”). They are based on current UK legislation and what is understood to be current HM Revenue and Customs practice, both of which are subject to change, possibly with retrospective effect.
These comments are not intended to be, nor should they be considered to be, legal or tax advice to any particular shareholder. They do not address all of the tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under the laws of England and Wales. They are intended as a general guide and apply only to shareholders who hold their Ordinary Shares as an investment (other than under a personal equity plan or individual savings account or as part of a self-invested personal pension or other pension plan) and who are the absolute beneficial owners of their Ordinary Shares. These comments do not deal with certain types of shareholders such as charities, trusts, dealers in securities, persons holding or acquiring shares in the course of a trade, persons who have or could be treated for tax purposes as having acquired their Ordinary Shares by reason of their employment, collective investment schemes, and insurance companies.
Shareholders are encouraged to consult an appropriate independent professional tax advisor in respect of their tax position.
UK Shareholders — Taxation of Chargeable Gains
UK Shareholders whose Ordinary Shares are transferred pursuant to the Scheme in consideration for the Per Share Consideration will be disposing of them for the purposes of UK taxation of chargeable gains. A disposal of Ordinary Shares by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available exemptions and reliefs (such as the annual exempt amount for individuals, currently £11,700, and indexation allowance for corporate shareholders), give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of capital gains.
If an individual UK Shareholder who is subject to income tax at either the higher or the additional rate becomes liable to UK capital gains tax on the disposal of Ordinary Shares, the applicable rate of such tax will be 20%. For an individual UK Shareholder who is subject to income tax at the basic rate and liable to UK capital gains tax on such disposal, the applicable rate would be 10% (except to the extent that the aggregate of the gain that is subject to tax and the individual’s taxable income for the year exceeds the higher rate income tax threshold, in which case the amount of such excess will be subject to capital gains tax at the rate of 20%). As noted above, the capital gains tax annual exempt amount, if applicable, will result in the first £11,700 of gains being tax free.
A corporate UK Shareholder will generally be subject to corporation tax at the rate of 19% on any chargeable gain realized on its disposal of Ordinary Shares. As noted above, in addition to any other applicable exemptions and reliefs, such a shareholder may be able to claim indexation allowance for the period up to December 31, 2017 (but not thereafter) to reduce the amount of any chargeable gain on disposal (although indexation allowance may not be used to increase the amount of a capital loss).
Non-UK Shareholders — Taxation of Chargeable Gains
An individual non-UK Shareholder that does not conduct any trade, profession or vocation in the UK to which the shares are attributable should not be liable to UK capital gains tax on capital gains realized on the sale of his or her Ordinary Shares pursuant to the Scheme.
A corporation which is a non-UK Shareholder should not be liable for UK corporation tax on chargeable gains realized on the sale of its Ordinary Shares pursuant to the Scheme unless it carries on a trade in the UK through a permanent establishment to which the shares are attributable.
Stamp Duty and Stamp Duty Reserve Tax (“SDRT”)
Any stamp duty and SDRT payable as a result of the transfer of the Ordinary Shares under the Scheme will not be payable by the ARRIS shareholders.

Regulatory Approvals Required for the Acquisition
General
ARRIS and CommScope have generally agreed to use their reasonable best efforts to comply with all regulatory notification requirements and obtain all regulatory approvals required to consummate the Acquisition and the other transactions contemplated by the Acquisition Agreement and the Scheme. These approvals include the expiration or termination of the applicable waiting period under the HSR Act and approvals under certain other non-U.S. antitrust laws. Although the parties expect that all required regulatory clearances and approvals will be obtained, ARRIS cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the Acquisition, including the requirement to divest assets, or require changes to the terms of the Acquisition Agreement, which CommScope may not agree to do or have an obligation to do.
HSR Act and U.S. Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the Acquisition cannot be completed until ARRIS and CommScope each file a notification and report form under the HSR Act and the applicable waiting period thereunder has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration of a 30-calendar day waiting period following the parties’ filing of their respective HSR Act notification forms or the early termination of that waiting period. ARRIS and CommScope filed their respective HSR Act pre-transaction notifications on November 27, 2018 under the HSR Act.
At any time before or after the consummation of the Acquisition, notwithstanding the expiration or termination of the waiting period under the HSR Act, the DOJ or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Acquisition, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Acquisition, and notwithstanding the expiration or termination of the waiting period under the HSR Act, various states with antitrust laws could take such action under any applicable antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Acquisition or seeking divestiture of substantial assets of the parties. In any of such events, CommScope may not agree to take such actions and, under the Acquisition Agreement, need not necessarily take such actions, in which case, the Acquisition may not occur (provided that CommScope may be required to pay the Reverse Termination Fee if such waiting periods are not terminated or expired or other antitrust approvals are not obtained). See “The Acquisition Agreement — Termination;” “The Acquisition Agreement — Termination Fees” beginning on pages 82 and 83, respectively. Private parties also may seek to take legal action under the antitrust laws under certain circumstances.
While there is no financing condition to the Acquisition, the equity financing arrangement with Carlyle is also subject to the requirements of the HSR Act, and the expiration or termination of the waiting period related to the equity financing arrangement is a condition to the Acquisition (provided that CommScope may be required to pay the Reverse Termination Fee if such waiting period is not terminated or expired). Carlyle filed its HSR Act pre-transaction notifications on [               ], 2018 under the HSR Act.
Non-U.S. Antitrust Matters
The Acquisition also will require filings with and (if applicable) approvals from the European Commission of a merger notification under the E.U. Merger Regulation and under the antitrust laws of Russia, South Africa, Chile and Mexico. The parties expect that relevant pre-transaction notifications or filings will be made with the European Commission and in Russia, South Africa, Chile and Mexico.
Timing of Regulatory Approvals
ARRIS currently anticipates that all regulatory approvals (other than the approval of the Court of the Scheme) will be received in the first half of 2019, although the receipt of approvals and their timing cannot be assured or predicted at this time.

THE ACQUISITION AGREEMENT
The following describes certain aspects of the Acquisition, including material provisions of the Acquisition Agreement. The following description of the Acquisition Agreement is subject to, and qualified in its entirety by reference to, the Acquisition Agreement and the Scheme, which are attached to this proxy statement as Annex A and Annex B, respectively, and are incorporated by reference in this proxy statement. You are urged to read the Acquisition Agreement and the Scheme carefully and in their entirety, as they are the legal documents governing the Acquisition.
The Acquisition Agreement has been included in this proxy statement to provide you with information regarding the terms of the Acquisition. It is not intended to provide you with any other factual or financial information about ARRIS or CommScope or any of their respective affiliates or businesses. Information about ARRIS and CommScope can be found elsewhere in this proxy statement and in the other filings each of ARRIS and CommScope has made with the SEC, which are available without charge at http://www.sec.gov. See “Where You Can Find Additional Information” beginning on page 88.
Terms of the Acquisition
CommScope has agreed to acquire all of the issued and to be issued Ordinary Shares (excluding Ordinary Shares held by ARRIS or by CommScope or their subsidiaries) by means of the Scheme. However, under certain circumstances, the parties reserved the right to effect the Acquisition by means of a contractual takeover offer as described in Section 974 of the Companies Act. At the Effective Time, each Ordinary Share then outstanding shall automatically be transferred from ARRIS shareholders to CommScope, and the ARRIS shareholders shall cease to have any rights with respect to their Ordinary Shares, except their right to receive the Per Share Consideration of  $31.75 per Ordinary Share, without interest.
Scheme Effective Time and Closing of the Acquisition
Unless the parties agree otherwise, the completion of the Acquisition will take place on the second business day after all conditions to the completion of the Acquisition have been satisfied or waived. The Acquisition will be effective when an order from the Court sanctioning the Scheme is delivered to the Registrar of Companies.
ARRIS and CommScope currently expect the completion of the Acquisition to occur in the first half of 2019. However, as the Acquisition is subject to regulatory clearances, Court approval and the satisfaction or waiver of other conditions described in the Acquisition Agreement, it is possible that factors outside the control of ARRIS and CommScope could result in the Acquisition being completed at a later time or not at all.
Transfer of Shares and Payment of Per Share Consideration
At the Effective Time, all Ordinary Shares at the Scheme Record Time (excluding Ordinary Shares held by ARRIS or by CommScope or their subsidiaries) shall be automatically transferred to CommScope (or one of its direct or indirect wholly-owned subsidiaries) or a DR Nominee in exchange for the right to receive the Per Share Consideration.
At or prior to the Effective Time, CommScope will deposit with Computershare Trust Company N.A. (the “Paying Agent”) for the benefit of the holders of Scheme Shares whose names appear in the register of members at the Scheme Record Time (the Scheme Shareholders), the cash necessary for the Paying Agent to pay the Per Share Consideration pursuant to the Acquisition Agreement.
The Per Share Consideration to which each Scheme Shareholder is entitled (less any required tax withholdings) will be transferred to each Scheme Shareholder by the Paying Agent from the deposited cash in accordance with the Scheme, pursuant to a customary paying agent agreement to be entered into between CommScope and the Paying Agent. As of the Scheme Record Time, each holding of Ordinary Shares credited to any stock account in DTC will be disabled, and all Ordinary Shares will be removed from DTC in due course.

ARRIS, CommScope and the Paying Agent may deduct and withhold from the Per Share Consideration and the amounts payable with regard to the ARRIS RSUs and the outstanding warrants to purchase Ordinary Shares, such amounts as so required under applicable tax law. If ARRIS, CommScope or the Paying Agent withholds any such amounts, these amounts will be remitted to the applicable governmental entity and will be treated as having been paid to the ARRIS shareholders (or holder of ARRIS RSUs or warrants, as applicable) from whom they were withheld.
Treatment of ARRIS’s Equity-Based Awards in the Acquisition
Pursuant to the Acquisition Agreement, at the Effective Time, the ARRIS RSUs will either be (i) accelerated and converted into the right to receive cash or (ii) be converted and assumed or replaced by CommScope as described below:
Accelerated RSUs
The following ARRIS RSUs outstanding immediately prior to the Effective Time will be considered “Accelerated RSUs”:
•
ARRIS RSUs granted to non-employee directors of ARRIS (“Non-Employee Director RSUs”);

•
ARRIS RSUs previously subject to performance-based vesting requirements, the Performance Based RSUs;

•
ARRIS RSUs granted to former C-COR employees in connection with ARRIS’s acquisition of C-COR and that are fully vested (“C-COR RSUS”); and

•
One-half  (or such higher percentage as determined by CommScope) of the other ARRIS RSUs that are not Non-Employee Director RSUs, Performance-Based RSUs, or C-COR RSUs (the “Accelerated Service-Based RSUs”).

The Accelerated RSUs shall, at the Effective Time, automatically be cancelled and converted into the right to receive cash equal to the product of  $31.75 multiplied by the number of Ordinary Shares subject to such Accelerated RSUs, less applicable taxes required to be withheld. For purposes of the foregoing, each Performance-Based RSU that is outstanding immediately prior to the Effective Time will be deemed to have satisfied its performance-based vesting conditions, (i) at the target level with respect to Performance-Based RSUs issued prior to 2018, and (ii) at a level that results in performance vesting at 150% of the target level with respect to Performance-Based RSUs issued in 2018. Any Performance-Based RSUs that would not vest based on those performance-based vesting requirements shall be cancelled as of the Effective Time without payment and shall have no further force or effect.
The Compensation Committee may also consider accelerating a portion of the ARRIS RSUs held by certain of ARRIS’s executive officers so that such ARRIS RSUs are settled in 2018, in order to (i) reduce the reduction in their awards that would be necessary to avoid the imposition of an excise tax under Section 280G of the Code and (ii) preserve certain tax deductions for ARRIS. These accelerated ARRIS RSUs, if any, will only include ARRIS RSUs that would otherwise be considered Accelerated RSUs under the Acquisition Agreement, if not for the early settlement. See “The Acquisition — Interests of ARRIS Directors and Executive Officers in the Acquisition;” “The Acquisition Agreement — Treatment of ARRIS’s Equity Based Awards in the Acquisition” beginning on pages 47 and 63, respectively.
Assumed RSUs
The ARRIS RSUs outstanding immediately prior to the Effective Time that are not Accelerated RSUs, the Assumed RSUs, will remain outstanding and shall, automatically at the Effective Time, be converted and assumed or replaced by CommScope in accordance with the terms and conditions of the applicable stock plan or award agreement evidencing such ARRIS RSUs, which will include any service-based vesting conditions and other relevant payment terms and conditions, but each Assumed RSU will be denominated and settled in shares of CommScope common stock, and the number of shares of CommScope common stock subject to an Assumed RSU will equal the product of  (i) the number of Ordinary Shares subject to the Assumed RSU immediately prior to the Effective Time, multiplied by (ii) the quotient obtained by dividing (x) $31.75 by (y) the volume weighted average price per share of CommScope common stock over the twenty trading days on the NASDAQ exchange immediately preceding the Effective Time.
However, if any Assumed RSU constitutes a cash-based award entitling the grantee thereof to cash payments equal to the value of an established number of Ordinary Shares upon the settlement thereof at vesting in lieu of Ordinary Shares (a “Phantom RSU”), then such Phantom RSU will not be converted into the right to receive CommScope common stock, but will instead be converted into the right to receive a cash payment equal to the product of  (i) the closing price of CommScope common stock on such settlement date (or the immediately prior trading day, if the settlement date is not a trading day), multiplied by (ii) the number of shares of CommScope common stock into which such Phantom RSUs would have otherwise been converted. Phantom RSUs shall otherwise be converted and treated as an Assumed RSU, including continuing to be subject the terms and conditions of the applicable stock plan and award agreement evidencing such Phantom RSU, including any service-based vesting conditions and other relevant payment terms and conditions.
Notwithstanding the foregoing description, all ARRIS RSUs outstanding immediately prior to the Effective Time and granted to David Potts and Robert Stanzione that are not Non-Employee Director RSUs, Performance-Based RSUs or C-COR RSUs (the “Executive Service Based RSUs”) will, at the Effective Time, be treated as Assumed RSUs, though CommScope may, in its sole discretion, elect to treat all Executive Service Based RSUs as Accelerated RSUs.
As noted above, CommScope may, in its sole discretion, elect to treat more than one-half of the Service-Based RSUs that were not granted to David Potts or Robert Stanzione as Accelerated RSUs, in which case they would be fully vested and payable and settled in cash as described above under the heading “Accelerated RSUs.”
ARRIS Employee Stock Purchase Plan
ARRIS has agreed to take all actions with respect to ARRIS’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”) reasonably necessary to ensure that the current option period thereunder scheduled to end on April 30, 2019 (the “Final Option Period”) ends on the earlier of  (i) April 30, 2019, or (ii) on a date prior to, but as close as is practicable to, the date of Closing. ARRIS also has agreed to take all actions with respect to the ESPP reasonably necessary to provide that (i) no new option period under the ESPP commences, (ii) no individual participating in, or eligible to participate in, the ESPP will be permitted to increase the rate of the participant’s payroll deductions thereunder or to commence new contributions or to make other non-payroll contributions to the ESPP and (iii) the ESPP and all outstanding rights thereunder as of immediately prior to the Effective Time shall terminate at or prior to the Effective Time.
Treatment of Warrants in the Acquisition
With respect to each warrant to purchase Ordinary Shares that is outstanding, vested, exercisable and unexercised as of immediately prior to the Effective Time, ARRIS has agreed to use its commercially reasonable efforts to obtain documentation to ensure that such warrant shall automatically be cancelled and converted at the Effective Time into the right to receive an amount in cash, without interest, equal to the product of  (i) the excess, if any, of  $31.75 over each exercise price per Ordinary Share under such warrant, multiplied by (ii) the number of Ordinary Shares subject to such warrant with such exercise price.
In the absence of documentation providing for such automatic conversion, ARRIS agreed to provide certain required notices to the holders thereof, and the holders of the warrants would have the right to receive the applicable Per Share Consideration upon the valid exercise of such warrants.
Director Resignations
ARRIS agreed to use its reasonable best efforts to obtain and deliver to CommScope at Closing evidence reasonably satisfactory to CommScope of the resignation, effective as of the Effective Time, of those directors of ARRIS or subsidiaries of ARRIS designated by CommScope to ARRIS in writing at least five business days prior to the Closing.

Amendment of Articles of Association
The Acquisition Agreement provides that the ARRIS articles of association shall be amended in connection with Acquisition, subject to shareholder approval, as described in “Articles Amendment Proposal” beginning on page 24.
Representations and Warranties
The Acquisition Agreement contains customary representations and warranties of ARRIS with respect to its authority, business and customary representations and warranties of CommScope with respect to its authority, solvency and financing commitments. The representations and warranties in the Acquisition Agreement do not survive the Effective Time.
ARRIS has made representations and warranties to CommScope regarding, among other things:
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corporate matters, including qualification, due organization, equity interest in subsidiaries and capitalization;

•
authority relative to execution and delivery of the Acquisition Agreement and the absence of conflicts with, or violations of, organizational documents or other obligations as a result of the Acquisition;

•
governmental filing requirements;

•
SEC filings and financial statements contained in those filings;

•
internal controls and disclosure controls and procedures;

•
the absence of certain changes or events;

•
litigation and undisclosed liabilities;

•
employee benefit plans;

•
compliance with applicable laws and permits;

•
takeover statutes;

•
environmental laws and regulations;

•
tax matters;

•
employment and labor matters;

•
intellectual property;

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insurance;

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real properties;

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material contracts;

•
finders or brokers;

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personal properties;

•
product liabilities and recalls;

•
data security and privacy protections;

•
compliance with anti-bribery laws; and

•
export controls and sanctions.

CommScope has made representations and warranties to ARRIS regarding, among other things:
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corporate matters, including qualification and due organization ;

•
authority relative to execution and delivery of the Acquisition Agreement and the absence of conflicts with, or violations of, organizational documents or other obligations as a result of the transaction;

•
governmental filing requirements;

•
the absence of litigation;

•
validity and enforceability of the commitment letters and the Investment Agreement;

•
sufficiency of funds;

•
the absence of any breach or default under the commitment letters or Investment Agreement;

•
the absence of contingencies related to the funding of the financing other than as set forth in the Debt Commitment Letter, the Equity Commitment Letter or the Investment Agreement;

•
finders or brokers;

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solvency of CommScope; and

•
absence of certain agreements with shareholders or compensation or employment arrangements.

Certain of the representations and warranties in the Acquisition Agreement are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the Acquisition Agreement, a “Company Material Adverse Effect” means a change, circumstance, development, event, effect or occurrence that, individually or in the aggregate, has or would reasonably be expected to (i) have a material adverse effect on the financial condition, assets (including intangible assets and rights), operations, cash flows, liabilities, business or results of operations of ARRIS and its subsidiaries taken as a whole or (ii) prevent or materially delay or materially impede the ability of ARRIS to consummate the Acquisition. In determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur with respect to ARRIS, for purposes of clause (i) only, the parties will disregard effects resulting from:
1.
(A) changes generally affecting the economy, credit, capital or financial markets or political conditions in the United States or elsewhere in the world, including changes in interest and exchange rates, (B) changes that are the result of acts of war (whether or not declared), armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), armed hostilities, sabotage or terrorism or (C) epidemics, pandemics, earthquakes, hurricanes, tornados or other natural disasters;

2.
general conditions in the industries in which ARRIS and its subsidiaries operate;

3.
changes or effects from the announcement or pendency of the Acquisition Agreement (including any litigation arising from allegations of any breach of fiduciary duty or violation of applicable law relating to the Acquisition Agreement or the transactions contemplated by the Acquisition Agreement, the disclosure thereof or the solicitation of proxies);

4.
future changes or prospective changes in any law or GAAP or interpretation or enforcement thereof;

5.
any failure by ARRIS to meet any internal or public projections or forecasts or estimates of revenues or earnings for any period; provided, that the exception in this clause shall not prevent or otherwise affect a determination that any effect(s) underlying such failure has resulted in, or contributed to, a material adverse effect;

6.
a decline in the price or trading volume of the Ordinary Shares on the NASDAQ Global Select Market; provided, that the exception in this clause shall not prevent or otherwise affect a determination that any effect(s) underlying such decline has resulted in, or contributed to, a material adverse effect; and

7.
any change or announcement of a potential change in the credit rating of ARRIS or any of its subsidiaries; provided, that the exception in this clause shall not prevent or otherwise affect a determination that any effect(s) underlying such failure has resulted in, or contributed to, a material adverse effect.

However, the exceptions laid out in clauses (1), (2) and (4), may be considered in determining whether a Company Material Adverse Effect has or would reasonably be expected to occur to the extent disproportionately affecting ARRIS and its subsidiaries, taken as a whole, compared to other companies operating in the industries in which ARRIS and its subsidiaries operate.
The representations, warranties and covenants of ARRIS contained in the Acquisition Agreement have been made solely for the benefit of CommScope and the representations, warranties and covenants of CommScope have been made solely for the benefit of ARRIS. In addition, such representations, warranties and covenants have been qualified by ARRIS’s Exchange Act disclosures and by specifically confidential disclosures made to CommScope in the disclosure letter delivered in connection with the Acquisition Agreement. Such representations and warranties are made only as of the date of the Acquisition Agreement or such other date as is specified in the Acquisition Agreement and were included in the Acquisition Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Acquisition Agreement is included with this proxy statement only to provide investors with information regarding the terms of the Acquisition Agreement, and not to provide investors with any other factual information regarding ARRIS and CommScope or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ARRIS, CommScope or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in ARRIS’s or CommScope’s public disclosures. The Acquisition Agreement should not be read alone but should instead be read in conjunction with the other information regarding ARRIS and CommScope that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that each party files with the Securities and Exchange Commission. See “Where You Can Find Additional Information” beginning on page 88.
Conduct of Business Pending the Acquisition
ARRIS has undertaken customary covenants that place restrictions on it and its subsidiaries until the Effective Time or, if earlier, the Acquisition Agreement terminates. ARRIS has agreed to operate its business only in the ordinary course of business consistent with past practice and in compliance with all applicable laws and has agreed to use reasonable efforts to preserve intact its material business organizations and maintain in all material respects existing relations and goodwill with governmental entities, suppliers, employees and business associates.
ARRIS has also agreed that, with certain exceptions as may be required by law, by the Acquisition Agreement, as contemplated by the Scheme, or as set forth in disclosure schedules to the Acquisition Agreement, and except with CommScope’s prior written consent, ARRIS will not, and will not permit any of its respective subsidiaries to, among other things, undertake the following actions:
•
amend its applicable governing documents;

•
merge, enter into any scheme of arrangement or bid conduct agreement or other similar arrangement, or consolidate with any other person or restructure, reorganize or completely or partially liquidate ARRIS or any of its subsidiaries;

•
acquire any corporation, partnership or other business organization or any assets constituting a division or business line of any person or any equity interests of any person or enter into any joint venture or similar arrangement;

•
issue, sell, pledge or otherwise encumber or subject to any lien (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), dispose of, grant, transfer, or authorize the issuance, sale, pledge, encumbrance or subjecting to any lien, disposition, grant or transfer of any shares of capital stock (other than (A) the issuance of Ordinary Shares upon the vesting of outstanding ARRIS RSUs (and dividend equivalents thereon, if applicable), (B) the issuance of Ordinary Shares pursuant to the ESPP, (C) in connection with the outstanding warrants, or (D) the issuance or transfer of common stock or other equity interests by a wholly-owned subsidiary of ARRIS to ARRIS or another wholly-owned subsidiary in the ordinary course of business and in a manner that would not have any material tax consequences);
•
make or forgive any loans, advances or capital contributions to or investments in any person (other than to any wholly-owned subsidiary of ARRIS in the ordinary course of business and in a manner that would not have any material tax consequences) other than extending trade credit to customers and advancing business expenses to employees, in each case, in the ordinary course of business consistent with past practice;

•
declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its shares or other equity interests (except for cash dividends paid by any wholly-owned subsidiary of ARRIS or to any other wholly-owned subsidiary in the ordinary course of business consistent with past practice) or enter into any agreement with respect to the voting of its capital stock or other equity interests;

•
reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock (other than the acquisition of any Ordinary Shares tendered by current or former employees or directors in order to pay taxes in connection with the vesting of ARRIS RSUs);

•
incur any indebtedness or guarantee such indebtedness of another person (except with respect to obligations of wholly-owned subsidiaries of ARRIS in the ordinary course of business and in a manner that would not have any material tax consequences), or issue or sell any debt securities or warrants or other rights to acquire any debt security of ARRIS or any of its subsidiaries, except for (A) indebtedness for borrowed money under ARRIS’s existing revolving credit facility, (B) loans or advances to wholly-owned subsidiaries and (C) other indebtedness in an amount not to exceed an aggregate principal amount of  $15 million;

•
authorize or make any capital expenditures in excess of  $40 million in the aggregate, except for (A) expenditures set forth in the disclosure schedules to the Acquisition Agreement or (B) expenditures made in response to any emergency, whether caused by war, terrorism, weather events, public health events, outages, operational incidents or otherwise;

•
make any material changes with respect to any method of tax or financial accounting policies or procedures, except as required by changes in GAAP or law or by a governmental entity;

•
except with respect to any litigation, audit, claim, action or other proceeding related to tax returns or tax liability, settle or compromise any litigation, audit, claim, action or other proceedings against ARRIS or any of its subsidiaries other than settlements or compromises of any litigation, audit, claim, action or other proceedings where (A) the amount paid in settlement or compromise does not exceed $25 million individually or $100 million in the aggregate (including for such purpose a reasonable estimate of anticipated royalties or similar obligations) or (B) the amount paid in settlement does not exceed the amount reserved against such matter in ARRIS’s most recent financial statements and, in each case, such settlement or compromise does not include any criminal liability, material injunctive relief or obligation to be performed by ARRIS or any of its subsidiaries other than the payment of money damages;

•
other than in the ordinary course of business or to the extent required by law, make any material tax election, file any material amended income tax return, settle or compromise any material amount of tax liability, enter into any closing agreement with respect to any material amount of tax or surrender any right to claim a refund for a material amount of tax;

•
transfer, sell, lease, license, mortgage, pledge or otherwise encumber or subject to a lien (other than a lien permitted under the Acquisition Agreement), surrender, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any assets, product lines or businesses, with a value in excess of  $50 million in the aggregate, except for (A) sales and non-exclusive licenses of products and services in the ordinary course of business, (B) any abandonment of intellectual property in the ordinary course of business, (C) dispositions of obsolete or worthless assets, (D) non-renewal of any lease of real property that has expired by its terms or the termination of a lease of real property that is not a material lease and (E) transfers among ARRIS and its wholly-owned subsidiaries in the ordinary course of business;
•
(A) grant, increase or provide any retention, change of control, severance or termination payments or benefits to any director, consultant or employee, except, in the case of employees who are not executive officers of ARRIS, in the ordinary course of business consistent with past practice or as required by pre-existing arrangements, (B) increase in any manner the compensation, bonus or benefits of, or make, grant or amend in any respect any equity awards (including changing the vesting criteria thereof) to, or grant or increase any bonuses to, any director, consultant or employee, except (1) in the case of employees or consultants who are not executive officers of ARRIS, in the ordinary course of business consistent with past practice or as is not material in the aggregate and (2) in the case of employees who are executive officers of ARRIS, increases in base salary in connection with ARRIS’s usual and customary annual review in 2019, so long as any such increases are consistent with past practice, (C) except as required by law or as required by agreements, plans, programs or arrangements already in effect, establish, adopt, terminate or amend any material Benefit Plan (as defined in the Acquisition Agreement) (other than routine changes to welfare plans or the Pension Plan (as defined in the Acquisition Agreement) made in the ordinary course of business consistent with past practice) or accelerate the vesting or payment of any compensation or equity or funding of any Benefit Plan (except (x) as required in connection with the termination of the Pension Plan or (y) pursuant to the terms thereof as currently in effect), (D) change any actuarial or other assumptions used to calculate funding obligations with respect to any Benefit Plan or to change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP or (E) except as required by law, establish, adopt, enter into or amend any collective bargaining agreement, labor union, plan, trust, fund, policy or arrangement for the benefit of any current or former directors, consultants, officers or employees or any of their beneficiaries; provided, however, that notwithstanding anything to the contrary in the foregoing clauses (A)-(E), ARRIS shall not, and shall not permit any subsidiary, without the prior written consent of CommScope, to issue any new ARRIS RSUs (including Phantom RSUs), options, stock appreciation rights, performance units, restricted shares (or equity) or other equity-based or equity-related awards;

•
grant a license of any material intellectual property other than in the ordinary course of business consistent with past practice;

•
allow any lapse or abandonment of any material intellectual property, or any registration or grant thereof, or any application related thereto to which, or under which, ARRIS or any subsidiary has any ownership interest, excluding any such lapse or abandonment made by ARRIS or any subsidiary thereof in the exercise of its reasonable business judgment;

•
enter into any transaction with any affiliate of ARRIS (other than any of its subsidiaries in the ordinary course of business and in a manner that would not have any material tax consequences) or named executive officer of ARRIS (or any immediate family member or affiliate of the foregoing) providing for payments by or to ARRIS or any subsidiary thereof in excess of $120,000, other than the agreements expressly contemplated by the Acquisition Agreement;

•
enter into any contract that would require payment to or give rise to any rights (other than notice) to such other party or parties in connection with the transactions contemplated by the Acquisition Agreement;

•
institute any general layoff of employees, implement any early retirement plan or announce the planning of such a program that would constitute a “mass layoff” or “plant closing” (as defined under the Worker Adjustment and Retraining Notification Act of 1988 and similar state and local laws);

•
implement any broad-based early retirement plan or announce the planning of such a program;

•
enter into any new line of business outside of its existing business or renew or enter into any non-compete or exclusivity agreement that would restrict or limit, in any material respect, the operations of ARRIS or any of its subsidiaries;

•
(A) other than new contracts with customers or suppliers in the ordinary course of business consistent with past practice, enter into any contract that would have been a Material Contract (as defined in the Acquisition Agreement) had it been entered into prior to the Acquisition Agreement or (B) other than in the ordinary course of business consistent with past practice or expirations of any such contract in the ordinary course of business consistent with past practice in accordance with the terms of such contract, amend, modify, supplement, waive, terminate, assign, convey, subject to a lien or otherwise transfer, in whole or in part, rights or interest pursuant to or in any Material Contract;

•
other than renewals in the ordinary course of business, amend, modify, terminate, cancel or let lapse a material insurance policy (or reinsurance policy) or self-insurance program, unless simultaneous with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing or self-insurance programs, in each case, providing coverage equal to or greater than the coverage under the terminated, canceled or lapsed policies for substantially similar premiums, as applicable, are in full force and effect;

•
not exercise any rights under Section 5 or Section 6 of ARRIS’s articles of association or otherwise adopt or implement any “poison pill” or other shareholder rights plan (or otherwise issue any Rights (as defined in ARRIS’s current articles of association) or similar interests or rights); or

•
agree, authorize or commit to do any of the foregoing.

Financing
CommScope agreed to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or advisable to obtain the Financing described below:
•
debt financing for the Acquisition on the terms and conditions contained in the Debt Commitment Letter and the related fee letter; and

•
equity financing for the Acquisition on the terms and conditions contained in the Investment Agreement and the Equity Commitment Letter.

Under the Acquisition Agreement, reasonable best efforts of CommScope with respect to the Financing includes using reasonable best efforts with regard to:
•
maintaining in effect the financing commitments set forth in the Debt Commitment Letter, the related fee letter, the Equity Commitment Letter and the Investment Agreement and complying with all of its obligations thereunder;

•
negotiating, entering into and delivering definitive agreements with respect to the debt financing reflecting terms and conditions no less favorable to CommScope than those contained in the Debt Commitment Letter so that such agreements are in effect no later than Closing; and

•
satisfying, or causing the satisfaction of  (or, if deemed advisable by CommScope, obtaining a waiver of), as promptly as practicable and on a timely basis, all conditions to the financing and the definitive agreements related thereto that are within the control of CommScope.

With respect to the equity financing, CommScope agreed to use its reasonable best efforts to make all required notices and filings and obtain all required approvals (or expiration of waiting periods) with respect to the equity financing or the other transactions contemplated by the equity financing under certain antitrust laws as soon as practicable and in any event by or before the Long Stop Termination Date. However, CommScope and its affiliates are not required to divest any assets or grant any other concessions in connection therewith. If all conditions to the obligations of CommScope have been satisfied or waived under the Acquisition Agreement, CommScope agreed to use its reasonable best efforts to cause the funding of the full amount of the Financing required to consummate the transactions contemplated by the Acquisition Agreement at the Closing and agreed to enforce its rights under the Financing commitments.
CommScope has agreed, upon ARRIS’s reasonable request, to keep ARRIS reasonably informed of all material developments concerning the efforts to obtain the Financing and to satisfy the conditions thereof, including giving ARRIS prompt notice of any material adverse change with respect to the Financing. Without limiting the foregoing, CommScope agreed to notify ARRIS promptly if at any time prior to the Closing:
•
any financing commitment expires or is terminated, withdrawn, repudiated or rescinded in any material respect;

•
CommScope becomes aware of any actual material breach or default by any party to the Financing commitments or any definitive document related to the Financing of any material provisions of the Financing commitments or any definitive document related to the Financing;

•
CommScope receives any written notice or other formal, bona fide communication from any person with respect to any (A) actual or threatened breach, default, termination, withdrawal, repudiation or rescission by any party to the Financing commitments or any definitive document related to the Financing of any material provisions of the Financing commitments or any definitive document related to the Financing or (B) material dispute or disagreement between or among any parties to the Financing commitments with respect to the obligation to fund the Financing or the amount of the Financing to be funded at the Closing; or

•
for any reason CommScope no longer believes in good faith that it will be able to obtain all or any portion of the Financing on the terms and conditions contemplated by the Financing commitments or the definitive documents related to the Financing;

provided, that CommScope will not be required to disclose any information that is subject to attorney-client or similar privilege if CommScope uses its reasonable best efforts to disclose such information in a way that would not waive such privilege.
Prior to the Closing, CommScope may not amend, modify, supplement, replace or agree to any waiver under the Financing commitments without ARRIS’s prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed) if such amendment, modification, supplement, replacement or waiver to be made to any provision of or remedy under the Financing commitments would:
•
reduce the aggregate amount of the Financing below an amount sufficient to satisfy the payment obligations of CommScope under the Acquisition Agreement (unless replaced with new debt or equity financing or CommScope has sufficient other available sources of cash);

•
impose new or additional conditions to the Financing or otherwise expand, amend or modify any of the conditions to the Financing in a manner materially adverse to the interests of ARRIS; or

•
otherwise expand, amend, modify or waive any provision of the Financing commitments in a manner that in any such case could reasonably be expected to (i) delay or prevent the funding of all or any portion of the Financing (or satisfaction of the conditions to the Financing) at Closing, (ii) delay or impair the availability of the Financing at Closing or impede the satisfaction of the conditions to obtaining the Financing at Closing, (iii) adversely impact the ability of CommScope to enforce its rights against the Financing sources or any other parties to the financing commitments or the definitive agreements with respect thereto or (iv) adversely affect the ability of CommScope to timely consummate the Acquisition.

Under the Acquisition Agreement, ARRIS has agreed to use its reasonable best efforts, and cause its representatives to use their reasonable best efforts, to cooperate with CommScope as reasonably requested by CommScope in connection with the arrangement of the debt financing at CommScope’s sole cost and expense. This cooperation will include using reasonable best efforts to:
•
make appropriate officers reasonably available for participation in meetings, presentations, due diligence sessions, road shows, lender meetings, ratings agencies sessions and meetings with Financing sources and investors or other customary syndication activities;

•
furnish CommScope agreed upon financial information and other financial information as reasonably requested by CommScope;

•
assist with preparation of customary materials to be used in connection with the arrangement of the debt financing, including confidential information memoranda, private placement memoranda, offering memoranda, road show materials, credit agreements and other documents used in customary marketing and syndication efforts;

•
provide all information reasonably requested by CommScope and the debt financing sources regarding customary know-your-customer information;

•
assist in the preparation of, and executing and delivering, security and pledge documents and other financing documents as may be reasonably requested by CommScope, though no liens or security interests shall attach or otherwise become effective prior to the Closing;

•
provide all relevant information with respect to the collateral and providing access to CommScope and any debt financing sources to allow them to conduct audit examinations and appraisals with respect to such collateral and to facilitate the creation, perfection and enforcement of liens securing the financing and otherwise facilitating the pledging of collateral owned by ARRIS and its subsidiaries as reasonably requested by CommScope;

•
assist with the preparation of, and execute and deliver, customary closing certificates and customary legal opinions;

•
provide a customary certificate of ARRIS, executed by the individual who is the chief financial officer or an officer serving the equivalent function of ARRIS, with respect to (A) solvency matters and (B) certain financial information in the offering documents not otherwise covered by the required “comfort” letters;

•
provide requested authorization letters to the debt financing sources (including with respect to the absence of material non-public information in the public side version of documents distributed to prospective lenders and a “10b-5” representation);

•
take all reasonable actions as may be required or reasonably requested by CommScope in connection with the repayment of all indebtedness of ARRIS and its subsidiaries (including any hedging arrangements) and the release of related liens, including providing customary pay-off letters;

•
issue customary management representation letters as necessary to obtain the requisite “comfort” letters and to cause its independent auditors to assist and cooperate with CommScope in connection with the debt financing, including by (A) providing consent to offering memoranda that include or incorporate ARRIS’s consolidated financial information and its reports thereon, customary auditors reports and customary “comfort” letters, (B) providing reasonable assistance in the preparation of pro forma financial statements and (C) attending accounting due diligence sessions;

•
establish bank and other accounts and blocked account agreements and lock-box arrangements to the extent necessary in connection with the debt financing;

•
take all corporate actions, subject to the occurrence of the Closing, reasonably requested by CommScope that are necessary or customary to permit the consummation of the debt financing, including with respect to issuances of any securities, and to permit the proceeds thereof to be made available at the Closing to consummate the Acquisition;

•
cooperating with the due diligence requests, to the extent customary and reasonable, in connection with the debt financing; and

•
take all actions reasonably requested by CommScope to satisfy all conditions applicable to CommScope set forth in the Financing commitments.

However, subject to limited exceptions, the Acquisition Agreement does not require ARRIS to cooperate with respect to the Financing to the extent that it would:
•
require ARRIS to pay any commitment or other fees or reimburse any expenses prior to the Closing in connection with the Financing;

•
unreasonably interfere with the ongoing business or operations of ARRIS or its subsidiaries;

•
require ARRIS to enter into or approve any agreement or other documentation effective prior to the Closing or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Closing;

•
require ARRIS or any subsidiary or any of their respective boards of directors (or equivalent bodies) to approve or authorize the financing if such approval or authorization is effective prior to the Closing;

•
require any action that would conflict with or violate the organizational documents of ARRIS or any applicable laws or orders or the contracts governing the existing indebtedness of ARRIS;

•
cause any representation or warranty or covenant in the Acquisition Agreement to be breached by ARRIS;

•
cause any director, officer, employee or shareholder of ARRIS to take any action that could reasonably be expected to result in personal liability to such director, officer, employee or shareholder;

•
provide access to or disclose information that would jeopardize any attorney-client privilege of ARRIS (provided that ARRIS shall provide such information that does not violate such privilege and notify CommScope as to the nature and, to the extent possible without violating such privilege, substance of the information being covered by such privilege); or

•
prepare separate financial statements for any subsidiary or change any fiscal period or prepare any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice.

Under the Acquisition Agreement, CommScope has agreed to reimburse ARRIS for all of its fees and expenses (including fees and expenses of counsel and accountants) reasonably incurred by ARRIS and any of its subsidiaries in connection with any cooperation contemplated in connection with the Financing and to indemnify and hold harmless ARRIS, its subsidiaries and its and their representatives against any losses incurred as a result of, or in connection with, such cooperation or the Financing and any information used in connection therewith (other than information related to ARRIS provided by or on behalf of ARRIS for use in connection with any Financing offering documents, and except to the extent such amounts result from the bad faith, gross negligence, willful misconduct or material breach of the Acquisition Agreement).
Existing Indebtedness
ARRIS has agreed to cooperate with CommScope and take all actions reasonably necessary to effect at the Closing (A) the prepayment or discharge of any obligations owed by ARRIS and any affiliate pursuant to (i) ARRIS’s current credit facility and any related loan document and (ii) to the extent requested by CommScope, any interest rate or currency swaps or other hedging agreements, and (B) the termination of all liens on ARRIS’s or its affiliates’ assets or properties securing their obligations owed under the terms of the current credit facility and any related loan document (and, if applicable, any interest rate or currency swaps or other hedging agreements requested by CommScope to be terminated). At the Effective Time, CommScope shall provide or shall cause to be provided the funds to effect such prepayment, which may be obtained from the proceeds from the Financing.
Solicitation of Acquisition Proposals; Change of Recommendation
As of the date of the Acquisition Agreement, ARRIS was required to immediately cease any discussions or negotiations with any persons that may have been ongoing with respect to any acquisition proposals. In addition, until the Effective Time or, if earlier, the termination of the Acquisition Agreement, ARRIS may not:
•
initiate, solicit or knowingly encourage any inquiries or the making or announcement of any proposal or offer that constitutes an acquisition proposal or is reasonably likely to lead to any acquisition proposal;

•
engage in or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data concerning ARRIS or its subsidiaries to any person relating to or for purposes of facilitating, any acquisition proposal;

•
enter into any agreement or agreement in principle with respect to any acquisition proposal (other than a confidentiality agreement); or

•
otherwise knowingly facilitate any effort or attempt to make an acquisition proposal.

However, if ARRIS receives a written acquisition proposal from any person that did not result from a material breach of its obligations under the Acquisition Agreement, ARRIS may:
•
contact such person to clarify the terms and conditions of such proposal;

•
engage in discussions or negotiations with such person, and provide non-public information concerning ARRIS subject to an acceptable confidentiality agreement (provided that ARRIS promptly makes available to CommScope any material non-public information concerning ARRIS provided to such person if not previously made available to CommScope), if the Board, prior to taking any such actions, (x) determines in good faith (after consultation with outside legal counsel) that failure to take such action would be inconsistent with the Board’s statutory or fiduciary duties under applicable law and (y) determines in good faith (after consultation with outside legal counsel and a financial advisor) that such acquisition proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal; and

•
authorize, approve, adopt, recommend or otherwise declare advisable an acquisition proposal, if the Board determines in good faith (after consultation with outside legal counsel and a financial advisor) that such acquisition proposal is a Superior Proposal and the failure to take such action would be inconsistent with the Board’s statutory or fiduciary duties under applicable law.

Except as permitted by the terms of the Acquisition Agreement as described below, ARRIS has agreed in the Acquisition Agreement that the Board will not: (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to do so) in a manner adverse to CommScope, the Board’s recommendation to approve the proposals in this proxy statement, or approve or recommend (or publicly propose or resolve to do so) another acquisition proposal; or (ii) cause or permit ARRIS to enter into any alternative acquisition agreement relating to an acquisition proposal.
Notwithstanding the foregoing, at any time before the Effective Time, ARRIS may terminate the Acquisition Agreement and enter into an alternative acquisition agreement with respect to a Superior Proposal, so long as ARRIS complies with certain terms of the Acquisition Agreement, including, in the case of termination, paying a Termination Fee to CommScope. See “— Termination Fees” below. In addition, if at any time prior to the Effective Time there is an Intervening Event (defined below) or ARRIS receives a Superior Proposal, the Board may effect a change of its recommendation on the Acquisition or terminate the Acquisition Agreement if it believes in good faith, after consultation with outside counsel, that failure to do so would be inconsistent with its fiduciary obligations under applicable law so long as

ARRIS complies with certain terms of the Acquisition Agreement, including, in the case of termination, paying a Termination Fee to CommScope. See “— Termination Fees” below. However, prior to effecting a change of recommendation in connection with a Superior Proposal, an Intervening Event or terminating the Acquisition Agreement in connection therewith:
•
ARRIS must notify CommScope at least 72 hours in advance of its intention to effect a change of recommendation or to terminate the Acquisition Agreement;

•
in respect of a Superior Proposal, ARRIS must notify CommScope of the identity of the person making such Superior Proposal and the material terms of such Superior Proposal and attach the most current version of such agreement;

•
in respect of an Intervening Event, ARRIS must notify CommScope that an Intervening Event has occurred, the details of such Intervening Event and basis upon which the Board believes such an effect constitutes an Intervening Event giving rise to termination or change of recommendation rights;

•
after providing such notice and prior to taking any such action, ARRIS must negotiate in good faith with CommScope (to the extent CommScope desires to negotiate) during such 72-hour period to make revisions in the terms of the Acquisition Agreement as would permit the Board not to make a change of recommendation or terminate the Acquisition Agreement; and

•
the Board must have considered in good faith any changes to the Acquisition Agreement and the commitment letters (or related Financings) in a manner that would form a contract if accepted by ARRIS and shall have determined in good faith, after consultation with its outside counsel, that failure to effect such a change of recommendation or terminate the Acquisition Agreement, would still be inconsistent with the Board’s statutory or fiduciary duties under applicable law, and, with respect to a Superior Proposal, must have determined in good faith that the Superior Proposal would still constitute a Superior Proposal if such changes were given effect.

Nothing in the Acquisition Agreement prevents ARRIS from complying with its disclosure obligations under any applicable law with regard to an acquisition proposal, including taking and disclosing to its shareholders a position contemplated by Rules 14d-9 and 14e-2(a) under the Exchange Act or making any similar communication to its shareholders. However, any statements made by the Board pursuant to Rule 14e-2(a) under the Exchange Act or Rule 14d-9 under the Exchange Act shall be subject to the terms and conditions of the Acquisition Agreement and any such disclosure (other than a “stop, look and listen” communication pursuant to Rule 14d9-f under the Exchange Act) shall be deemed a change of recommendation unless the Board expressly reaffirms its recommendation to the ARRIS shareholders in favor of the approval of the Acquisition in such disclosure and expressly rejects any applicable acquisition proposal.
For purposes of the Acquisition Agreement, an “acquisition proposal” means (i) any proposal, offer, inquiry or indication of interest with respect to a scheme, merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, share exchange, business combination or similar transaction involving ARRIS or any of its subsidiaries or (ii) any acquisition by any person or group of persons (as defined under Section 13 of the Exchange Act), resulting in, or any proposal, offer, inquiry or indication of interest that if consummated (including by tender offer, share exchange or in any other manner) would result in, any person or group of persons (as defined under Section 13 of the Exchange Act) becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, more than 20% of all outstanding equity securities of ARRIS (by vote or value), or more than 20% of the consolidated net revenues, net income or total assets (the percentage of total assets will be calculated by fair value) of ARRIS and its subsidiaries, in each case, other than the transactions contemplated by the Acquisition Agreement.
For purposes of the Acquisition Agreement, a “Superior Proposal” is an acquisition proposal (with the percentages set forth in the definition of such term changed from 20% to 50%) not solicited in violation of the Acquisition Agreement that the Board has determined in its good faith judgment is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial, regulatory, timing and other aspects of the proposal (including the financing thereof) and the person making the proposal, and if consummated, would result in a transaction more likely to promote the success of ARRIS for the benefit of its shareholders as a whole than the transaction contemplated by the Acquisition Agreement.
For purposes of the Acquisition Agreement, an “Intervening Event” is any effect that was not known or reasonably foreseeable to the Board as of or prior to November 8, 2018 (or if known, the consequences of which were not known or reasonably expected to occur), which effect becomes known to or reasonably foreseeable by (or the consequences of which become known to, or reasonably expected to occur by) the Board after the execution of the Acquisition Agreement; provided, however, that in no event shall (A) the receipt, existence or terms of an acquisition proposal or any matter relating thereto or consequence thereof constitute an Intervening Event or (B) (1) any changes in the market price or trading volume of the shares of ARRIS or (2) ARRIS meeting, failing to meet or exceeding published or unpublished revenue or earnings projections, in each case in and of itself, constitute an Intervening Event (it being understood that with respect to clause (B) the facts or occurrences giving rise or contributing to such change or event may be taken into account when determining an Intervening Event to the extent otherwise satisfying this definition).
Shareholder Approval
ARRIS has agreed to prepare and file with the SEC this proxy statement relating to the Court Meeting and the General Meeting (together, the “Shareholders Meetings”). If ARRIS determines it is required to file any document other than this proxy statement with the SEC, then ARRIS will promptly prepare and file such other required filing with the SEC.
ARRIS agreed to take all lawful and reasonable action necessary to convene the meetings of shareholders as promptly as reasonably practicable after the date of mailing of this proxy statement to consider and vote upon approval of the Court Scheme Proposal, the Articles Amendment Proposal and the Transaction-Related Compensation Proposal. However, ARRIS may postpone or adjourn the Court Meeting or the General Meeting (or either one of them) (a) with the consent of CommScope; (b) for the absence of a quorum, but only for a reasonable amount of time to obtain a quorum, (c) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which (i) is ordered by the Court or (ii) the Board has determined in good faith after consultation with outside counsel is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by ARRIS shareholders prior to such meetings, (d) to allow reasonable additional time to solicit additional proxies; (e) if required by law or the Court or (f) if, within five business days prior to any scheduled meeting date, the Board determines in good faith, after consultation with outside legal counsel, that the Shareholders Meetings should be postponed, adjourned or re-convened in order for the directors to comply with their statutory or fiduciary duties under applicable law, but any postponement, adjournment or re-convening occurring under the circumstances described in this clause (f) shall in no event be longer than ten business days (or, if shorter, 14 calendar days) after the date of the previously scheduled meetings.
Irrevocable Undertakings
In connection with the execution and delivery of the Acquisition Agreement, each of the ARRIS directors entered into an Irrevocable Undertaking in favor of CommScope to vote his or her Ordinary Shares in favor of the resolutions to be proposed at the Court Meeting, the General Meeting and any other meeting of the holders of any class of ARRIS’s shares of which the applicable director is a member to consider or approve the Scheme (or, if the Acquisition is implemented by way of contractual takeover offer as described in Section 974 of the Companies Act, to accept or procure acceptance of that takeover offer) in respect of each of his or her own entire beneficial holdings of Ordinary Shares (the “Director Irrevocable Undertakings”), representing, in the aggregate, approximately [    ]% of the issued and outstanding Ordinary Shares on the Beneficial Holder Record Date.
The Director Irrevocable Undertakings will terminate (i) if CommScope confirms to ARRIS in writing that it does not intend to proceed with the Acquisition; (ii) the Acquisition Agreement is validly terminated in accordance with its terms; (iii) the Acquisition is not completed by the Long Stop Termination Date or (iv) any other offer (including by way of scheme of arrangement of ARRIS) for all of the issued share capital of ARRIS is made which is declared wholly unconditional or otherwise becomes effective.

Scheme
The Acquisition will be effected by means of the Scheme. For a summary of the Scheme, please refer to “Court Scheme Proposal” beginning on page 22, and for the full terms of the Scheme, please refer to the Scheme attached as Annex B to this proxy statement.
ARRIS and CommScope have agreed to implement the Scheme in accordance with the terms of the Acquisition Agreement, subject to the parties’ ability to agree to consummate the transactions contemplated by the Acquisition as a contractual takeover offer as described in Section 974 of the Companies Act under certain circumstances. ARRIS has, for the purposes of implementing the Scheme, instructed a senior barrister from Erskine Chambers and has agreed to provide CommScope a summary of any advice given by such barrister to the extent that: (i) such advice is material to the implementation of the Scheme; and (ii) the disclosure of such advice could not reasonably be expected to be prejudicial to ARRIS or to any of its directors, officers, employees or members or to result in the loss of any applicable privilege.
As long as CommScope has cooperated with ARRIS with respect to the filing of the proxy statement and the submission of the Scheme, as soon as reasonably practicable, ARRIS shall (i) prepare any document required to be prepared in connection with the Scheme for the purposes of the Court Meeting or the hearing with the Court to sanction the Scheme (the “Court Documentation”) and (ii) take all other actions reasonably necessary to call, convene, hold and conduct the Shareholders Meetings and, subject to obtaining the required votes from shareholders and the satisfaction or waiver of the conditions to the Closing, otherwise take all actions reasonably necessary to seek the sanction of the Court to the Scheme.
CommScope agreed to (A) prior to the hearing at which the Court sanctions the Scheme, prepare and deliver to the senior barrister from Erskine Chambers an undertaking from CommScope to the Court that, subject to the satisfaction or waiver of the conditions to Closing set forth in the Acquisition Agreement, it will be bound by the terms of the Scheme applicable to it and (B) subject to the satisfaction or waiver of the conditions to Closing set forth in the Acquisition Agreement, appear by counsel at the Court sanction hearing to be bound by, and undertake to be bound by, the terms of the Scheme. ARRIS agreed to give such undertakings as are required by the Court in connection with the Scheme. ARRIS and CommScope agreed to take all such reasonable steps as are within their power to ensure that such documents that they are responsible for are finalized in sufficient time to permit application to the Court by ARRIS to be made for leave to convene the Court Meeting and for such documents to be mailed, though the parties agree that ARRIS will not proceed with or hold the hearing at which the Court sanctions the Scheme until following the time as all of the conditions set forth in the Acquisition Agreement are satisfied.
ARRIS agreed to notify CommScope of any matter of which it becomes aware that would reasonably be expected to delay or prevent the filing of the Court Documentation. Each party agreed to offer and afford all reasonable cooperation, information and assistance as may be reasonably requested by the other party in respect of the preparation of any document required for the implementation of the Scheme. CommScope agreed to accept (and procure that its directors accept) responsibility for all the information in the Scheme documents provided in this proxy statement relating to themselves, CommScope and statements of opinion or expectation of CommScope in relation to the Acquisition.
Filings; Other Actions; Notification
ARRIS and CommScope agreed to cooperate with each other and use reasonable best efforts to ensure all things reasonably necessary, proper or advisable to consummate the Acquisition and the other transactions contemplated by the Acquisition Agreement as soon as practicable and in any event before the Long Stop Termination Date, including effecting the regulatory filings described under “The Acquisition —  Regulatory Approvals Required for the Acquisition” beginning on page 61 and to obtain as promptly as practicable the expiration or termination of any applicable waiting period, and to obtain all necessary actions, non-actions, waivers, consents, registrations, approvals, permits and authorizations that may be required, necessary or advisable to be obtained from any third party or any governmental entity with respect to such filings in order to consummate the Acquisition.

ARRIS and CommScope have agreed, subject to certain exceptions and applicable law, to:
•
furnish the other, upon request, with all information as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of CommScope, ARRIS or their respective affiliates in connection with the Acquisition;

•
keep the other reasonably apprised of the status of matters relating to completion of the Acquisition;

•
not permit any of its officers or any other representatives to participate in any meeting with any governmental entity in respect of any inquiry with respect to the Acquisition unless it consults with the other party in advance and, to the extent permitted by that governmental entity, gives the other party the opportunity to attend and participate;

•
provide any information, documents or filing or any supplementary information, document or filings reasonably requested or required by any governmental entity with jurisdiction over any applicable antitrust laws (a “governmental antitrust entity”), as promptly as practicable;

•
cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry or proceeding, judicial or administrative, by a governmental antitrust entity with respect to the Acquisition;

•
use reasonable best efforts to avoid the entry or enactment of any injunction that would restrain, prevent, enjoin, prohibit or materially delay the consummation of the Acquisition; and

•
contest, resist, defend and resolve any lawsuit or other legal proceeding challenging the Acquisition Agreement or the consummation of the Acquisition, and, if any injunction is issued or becomes reasonably foreseeable that would make consummation of the Acquisition in accordance with the terms of the Acquisition Agreement unlawful or that would restrain, prevent, enjoin, prohibit or materially delay consummation of the Acquisition, use reasonable best efforts to take all steps necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, so as to permit the consummation of the Acquisition on a schedule as close as possible to that contemplated by the Acquisition Agreement.

Notwithstanding the above, CommScope will not be required to divest any of its assets or businesses or agree to do so, and CommScope will not be required to permit ARRIS to sell or divest any of its assets or businesses, alter its business or make other material concessions to obtain any approvals, in each case, except in connection with requirements under antitrust laws, and, even then, CommScope does not have to divest assets or businesses of it or ARRIS, license, hold separate or enter into similar arrangements with respect to CommScope’s respective assets or the assets of ARRIS or conduct of business arrangements or terminate any existing relationships, contractual rights or obligations, if such actions, individually or in the aggregate, would or would reasonably be expected to (1) result in any material limitation, restriction or prohibition on the ability of CommScope to acquire, hold or exercise full rights of ownership (including with respect to voting) of ARRIS, its subsidiaries or their respective assets as contemplated pursuant to the Acquisition Agreement, (2) result in a material reduction in the reasonably anticipated benefits (financial or otherwise) to CommScope of the Acquisition or (3) materially diminish the commercial value of, or result in an impact that is materially adverse to, the assets, business, results of operation or condition (financial or otherwise) of, either ARRIS or CommScope. Any of the effects in (1) through (3) is referred to as a “Burdensome Condition.” In addition, CommScope generally has authority to direct and control the strategy of making antitrust and competition filings and seeking the requisite approvals.

Employee Benefit Matters
With respect to ARRIS employees, CommScope has agreed that, after the completion of the Acquisition, it will:
•
during the one year following the Acquisition, provide all employees of ARRIS or any of its wholly-owned subsidiaries, while employed by ARRIS or any of its subsidiaries, with (i) the same base salary or hourly wage rates and annual target bonus opportunity as provided immediately prior to the Effective Time, and (ii) benefits no less favorable in the aggregate to the benefits provided to the employees immediately prior to the Effective Time; provided, that, in the sole discretion of CommScope, from January 1, 2020 until the first anniversary of the Acquisition, such benefits may be replaced with benefits which are substantially comparable in the aggregate to the benefits provided to similarly situated employees of CommScope and its subsidiaries, in all cases of clauses (i) and (ii), excluding change of control, sale, retention or similar bonus arrangements, equity, or equity-linked compensation and any compensation or benefits triggered in whole or in part by the consummation of the transactions contemplated by the Acquisition Agreement;

•
during the one year following the Acquisition, provide all employees of ARRIS or any of its wholly-owned subsidiaries who are terminated during the one year period following the Closing with severance benefits in accordance with and subject to the terms of the severance plans applicable to such employee as of November 8, 2018, or, if greater, in an amount equal to any severance payable to such employee pursuant to an employment agreement or similar contract between the employee and ARRIS or one of its subsidiaries; provided, that the foregoing shall not increase or extend any benefits payable pursuant to any written agreement;

•
use commercially reasonable efforts to cause any employee benefit plans in which ARRIS employees and the employees of its subsidiaries participate to take into account for purposes of eligibility, vesting and benefit accrual thereunder (other than any benefit accrual under any defined benefit pension plans or other defined benefit plans or nonqualified retirement plans), service by ARRIS employees and the employees of its subsidiaries as if such service were with CommScope, to the same extent such service was credited under a comparable plan of ARRIS or any of its subsidiaries (except to the extent it would result in a duplication of benefits); and

•
use commercially reasonable efforts to (except to the extent it would result in a duplication of benefits): (i) waive any pre-existing conditions to the extent such pre-existing conditions were waived under benefit plans of ARRIS as of the date of the Acquisition Agreement, and (ii) give credit in the year in which the employees first participate in any employee benefit plans of CommScope and its subsidiaries for any copayments, deductibles and out-of-pocket limits for paid by ARRIS employees and eligible dependents in such year.

ARRIS agreed to take all actions reasonably requested by CommScope that may be reasonably necessary or appropriate to (i) adopt resolutions to terminate one or more employee benefit plans as of the Effective Time, (ii) cause benefit accruals under any employee benefit plans to cease as of the Effective Time, (iii) cause, at CommScope’s cost, the continuation on and after the Effective Time of any contract, arrangement or insurance policy relating to any employee benefit plan for such period as may be requested by CommScope or (iv) at CommScope’s cost, facilitate the merger of any employee benefit plan into any employee benefit plan maintained by CommScope or its subsidiaries if requested by CommScope.
To the extent reasonably practicable, prior to making any broad-based written or oral communications to ARRIS employees pertaining to compensation or benefit matters that are affected by the Acquisition, ARRIS has agreed to provide CommScope with a copy of the intended communication, and CommScope shall have a reasonable period of time to review and comment on the communication, and the parties shall cooperate in providing any such mutually agreeable communication.
No later than five business days after the Closing, CommScope has agreed to file with the SEC one or more appropriate registration statements with respect to all Assumed RSUs and all CommScope common stock that may be issued in connection with the Assumed RSUs, in each case, other than those issued as replacement awards under CommScope’s Amended and Restated 2013 Long-Term Incentive Plan, for which a registration statement is already effective. CommScope has agreed to use commercially reasonable efforts to maintain the effectiveness of such registration statement(s) for so long as Assumed RSUs remain outstanding.
The agreements made by ARRIS and CommScope related to matters described above were included for the sole benefit of the parties to the Acquisition Agreement and do not create any third-party beneficiary or other rights in favor of any other person, including current or future ARRIS employees. After the Closing, CommScope will not be precluded from terminating the employment of any employee at any time after the Closing or be required to make any payment of compensation or provision of benefits to any such person thereafter.
Conditions to the Acquisition
The respective obligations of ARRIS and CommScope to consummate the Acquisition are subject to the satisfaction or waiver of the following conditions:
•
ARRIS shall have obtained requisite approval of its shareholders of the Court Scheme Proposal and the Articles Amendment Proposal;

•
(i) the waiting period applicable to the consummation of the Acquisition under the HSR Act shall have expired or been earlier terminated; (ii) the approvals applicable to the consummation of the Acquisition under European Union merger control regulations shall have been obtained; and (iii) the consents, approvals, or clearances under other applicable antitrust laws with respect to the Acquisition shall have been obtained or any applicable waiting period thereunder shall have been terminated or shall have expired;

•
as of the Closing, no court or other governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Acquisition; and

•
the Court sanction hearing shall have occurred, and the Court shall have sanctioned the Scheme and shall have approved the delivery to the Registrar of Companies of a copy of the order of the Court sanctioning the Scheme under section 899 of the Companies Act.

The obligations of CommScope to effect the Acquisition are also subject to the satisfaction or waiver by CommScope at or prior to the Effective Time of the following additional conditions:
•
ARRIS’s representations and warranties in the Acquisition Agreement regarding organization, capitalization, authority to consummate the Acquisition, absence of the occurrence of a Company Material Adverse Effect, applicability of any Takeover Statutes and brokers and finders must be true and correct in all respects as of the date of the Acquisition Agreement and as of the Closing as if made on and as of such date;

•
ARRIS’s other representations and warranties set forth in the Acquisition Agreement, disregarding all qualifications and exceptions relating to materiality or Company Material Adverse Effect, must be true and correct as of the date of the Acquisition Agreement and as of the Closing as if made on and as of such date (or, if given as of an earlier date, at and as of such earlier date), except where the failure to be true and correct does not and is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect;

•
ARRIS has performed in all material respects its obligations under the Acquisition Agreement to be performed by it at or prior to the Closing;

•
ARRIS has delivered to CommScope a certificate signed by its Chief Executive Officer or Chief Financial Officer certifying that all the above conditions with respect to the representations and warranties and performance of the obligations of ARRIS have been satisfied;

•
from the date of the Acquisition Agreement until the Effective Time, there has not occurred a Company Material Adverse Effect;

•
the final day of the marketing period (described below) with respect to the Financing has occurred;

•
the waiting period applicable to the consummation of the equity financing under the HSR Act shall have expired or been earlier terminated; and

•
as of the Closing, no court or other governmental antitrust entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) under any antitrust law (whether with respect to the Acquisition or the equity financing) that imposes or would reasonably be expected to impose, individually or in the aggregate, a Burdensome Condition.

The obligations of ARRIS to effect the Acquisition are also subject to the satisfaction or waiver by ARRIS at or prior to the Effective Time of the following additional conditions:
•
the representations and warranties of CommScope set forth in the Acquisition Agreement must be true and correct as of the date of the Acquisition Agreement and as of the Closing as though made on and as of such date (except to the extent they speak as of an earlier date, in which case they shall be true and correct as of such earlier date) except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, does not, or is not reasonably likely to, prevent the consummation of the Acquisition;

•
CommScope has performed in all material respects its obligations under the Acquisition Agreement to be performed by it at or prior to the Closing; and

•
CommScope has delivered to ARRIS a certificate signed by CommScope’s Chief Executive Officer or Chief Financial Officer certifying that all the above conditions with respect to the representations and warranties and performance of the obligations of CommScope have been satisfied.

One of the conditions to CommScope’s obligations to effect the Acquisition under the Acquisition Agreement listed above is that the marketing period with respect to the Financing shall have expired. The term “marketing period” means the first period of 17 consecutive calendar days throughout and at the end of which (i) ARRIS shall have supplied CommScope with certain “required information” (including financial and other pertinent information regarding ARRIS) that is and remains “compliant” (each as defined in the Acquisition Agreement) for the entire 17 calendar day period, and (ii) the mutual conditions and antitrust conditions to the parties’ obligations with respect to the consummation of the transactions contemplated by the Acquisition Agreement shall have been satisfied or waived (other than the Court sanctioning the Scheme), except for those conditions that by their nature can only be satisfied by deliveries made at the Closing, and nothing has occurred and no condition exists that would cause any of the conditions to CommScope’s obligations to consummate the transactions contemplated by the Acquisition Agreement (other than the running of the marketing period) to fail to be satisfied assuming the Closing were to be scheduled for any time during such 17-consecutive calendar-day period.
The marketing period will not be considered to have commenced if any of the required information provided at the commencement of the marketing period ceases to be compliant during the 17-day period or otherwise does not include the required information during the 17-day period. The 17-day period shall not include November 21, 2018, November 22, 2018 and November 23, 2018 (which dates shall be excluded for purposes of calculating the consecutive nature and the number of days in such 17-day period) and, if such 17-day period has not ended on or prior to December 19, 2018, then it will not start until at the earliest January 2, 2019. If the marketing period has not ended on or before February 12, 2019, then it will not start earlier than the later of  (a) the date on which the audited financial statements for the year ended December 31, 2018 for ARRIS have been filed with the SEC and (b) February 28, 2019. If the 17-day period has not ended on or prior to August 16, 2019, then it will be deemed to not commence earlier than September 3, 2019. Notwithstanding the foregoing, the marketing period will end on any earlier date on which the debt financing is obtained.

The conditions to each of the parties’ obligations to complete the Acquisition are for the sole benefit of such party and may be waived by such party in whole or in part (to the extent permitted by applicable laws).
Termination
The Acquisition Agreement may be terminated, the Acquisition may be abandoned and the Scheme may be withdrawn at any time prior to the Effective Time, whether before or after the required shareholder votes have been obtained, by mutual written consent of ARRIS and CommScope by action of their respective boards of directors.
The Acquisition Agreement also may be terminated, the Acquisition may be abandoned and the Scheme may be withdrawn at any time prior to the Effective Time by action of the board of directors of either CommScope or ARRIS if:
•
the Acquisition has not been consummated by the Long Stop Termination Date;

•
upon the Scheme not being sanctioned at the Court sanction hearing and CommScope not electing within ten business days of the date of such hearing, to implement the Acquisition by means of a takeover offer;

•
the Shareholders Meetings shall have been held and completed and the required shareholder votes shall not have been obtained at such Shareholders Meetings and, in either case, CommScope and ARRIS shall not have elected, within ten business days of the date of the relevant meeting, to implement the Acquisition by means of a takeover offer; or

•
any order permanently restraining, enjoining or otherwise prohibiting consummation of the Acquisition shall become final and non-appealable (whether before or after the required shareholder votes have been obtained).

However, the termination rights described in the preceding bullet points will not be available to any party whose breach of its obligations under the Acquisition Agreement was the primary cause thereof.
The Acquisition Agreement may be terminated, the Acquisition may be abandoned and the Scheme may be withdrawn prior to the Effective Time by ARRIS if:
•
subject to compliance with the Acquisition Agreement, the Board effects a change of recommendation either as a result of an Intervening Event or a Superior Proposal not solicited in material violation of the Acquisition Agreement;

•
if there has been a breach of any representation, warranty, covenant or agreement made by CommScope in the Acquisition Agreement, or any such representation and warranty of CommScope became untrue after the date of the Acquisition Agreement, which breach or failure to be true would give rise to the failure of the condition to Closing relating to the accuracy of the representations and warranties of CommScope or compliance by CommScope with its obligations under the Acquisition Agreement, and such breach or failure cannot be cured or, if curable, is not cured prior to the earlier of  (i) 30 calendar days after written notice thereof is given by ARRIS to CommScope and (ii) the date that is three business days prior to the Long Stop Termination Date; provided, that ARRIS will not have the right to terminate if ARRIS is then in breach of any of its representations, warranties, covenants or other agreements so as would result in the conditions to the obligation of CommScope to consummate the Acquisition not to be satisfied; or

•
if all applicable conditions to the obligations of CommScope to consummate the Acquisition have been satisfied, CommScope fails to consummate the transactions contemplated by the Acquisition Agreement (including preventing the Court sanction hearing from being held or the sanctioning order of the Court from being granted) because of a failure with respect to the Financing being funded and ARRIS has sent irrevocable written notice to CommScope at least three business days prior to the termination that it stands ready, willing and able to consummate the transactions contemplated by the Acquisition Agreement and cooperates with CommScope to effect the consummation of the transactions contemplated by the Acquisition Agreement during such three business day notice period; provided, that during such notice period no party shall be entitled to terminate the Acquisition Agreement for failure to close by the Long-Stop Termination Date.

The Acquisition Agreement may be terminated, the Acquisition may be abandoned and the Scheme may be withdrawn prior to the Effective Time by CommScope if:
•
if either (x) the Board shall have made a change of recommendation or shall have approved or recommended to the ARRIS shareholders an acquisition proposal or (y) ARRIS or the Board shall have materially breached the no-shop provisions of the Acquisition Agreement;

•
ARRIS, within ten business days of a tender or exchange offer constituting an acquisition proposal relating to securities of ARRIS having been commenced, fails to publicly recommend against such tender or exchange offer, or ARRIS fails to publicly reaffirm its recommendation of the Acquisition within ten business days after the date any acquisition proposal or any material modification thereto is first publicly commenced, publicly announced, distributed or disseminated to the ARRIS shareholders upon a request to do so by CommScope (provided that if the Shareholders Meetings are scheduled to be held within ten business days from the date of commencement of such tender or exchange offer or such public disclosure of an acquisition proposal or material modification, promptly and in any event prior to the date which is two business days before the date on which the Shareholders Meetings are scheduled to be held) or otherwise takes any action prohibited by the Acquisition Agreement with respect to a change in recommendation; or

•
there has been a breach of a representation, warranty, covenant or agreement made by ARRIS in the Acquisition Agreement or any such representation and warranty becomes untrue after the date of the Acquisition Agreement, which breach or failure to be true would give rise to the failure of the condition to Closing relating to the accuracy of the representations and warranties of ARRIS or compliance by it with its obligations under the Acquisition Agreement, and such breach or failure to be true cannot be cured or, if curable, is not cured prior to the earlier of (i) 30 calendar days after written notice thereof is given by CommScope to ARRIS and (ii) the date that is three business days prior to the Long Stop Termination Date (provided that CommScope will not have the right to terminate if it is then in breach of any of its representations, warranties, covenants or other agreements so as would result in the conditions to the obligation of ARRIS to consummate the Acquisition not to be satisfied).

Termination Fees
ARRIS is required to pay CommScope a termination fee if:
•
(i) the Acquisition Agreement is terminated as a result of the failure to close by the Long Stop Termination Date, and (ii) any person has made a publicly announced acquisition proposal after the date of the Acquisition Agreement but prior to such termination and such acquisition proposal has not been withdrawn at least 20 business days prior to such termination;

•
the Acquisition Agreement is terminated because the Court failed to grant a sanctioning order with respect to the Scheme, or the required shareholder votes were not received at either of the Shareholders Meetings;

•
the Acquisition Agreement is terminated as a result of a breach by ARRIS; or

•
the Acquisition Agreement is terminated because the Board effects a change of recommendation or breaches the no-shop covenants of the Acquisition Agreement.

The termination fee due to CommScope will be $58 million with respect to a termination pursuant to either the first, third or fourth bullet above and $29 million with respect to a termination fee pursuant to the second bullet above (each payment, a “Termination Fee”). However, if, in the case of a termination pursuant to the second bullet above, (i) any person has made a publicly announced acquisition proposal after the date of the Acquisition Agreement but prior to the Court sanctioning hearing or prior to the Shareholders Meetings (as applicable), and such acquisition proposal has not been withdrawn at least five business days prior to such Court sanctioning hearing or Shareholders Meetings, as applicable, (ii) within twelve months after such termination, ARRIS shall have entered into a definitive agreement with respect to any acquisition proposal and (iii) ARRIS has consummated an acquisition proposal for which a definitive agreement was entered into during such 12 month period, then the Termination Fee will be $58 million, less the $29 million to the extent previously paid.
CommScope must pay ARRIS a termination fee of  $250 million, minus the amount of any reimbursement and indemnification obligations in connection with the arrangement of the Financing (the “Reverse Termination Fee”), in the event the Acquisition Agreement is terminated because:
•
the Closing has not occurred by the Long Stop Termination Date or there was a final antitrust related order prohibiting the Acquisition and, in either case, any of the conditions to the Closing relating to antitrust matters are not satisfied or waived at the time of termination and all other conditions to the Closing were satisfied or waived at the time of termination;

•
the Acquisition Agreement is terminated as a result of a breach by CommScope; or

•
if all applicable conditions to the obligations of CommScope to consummate the Acquisition have been satisfied, CommScope fails to consummate the transactions contemplated by the Acquisition Agreement (including preventing the Court sanction hearing from being held or the sanctioning order from being granted) because of a failure with respect to the Financing being funded and ARRIS has sent irrevocable written notice to CommScope at least three business days prior to the termination that it stands ready, willing and able to consummate the transactions contemplated by the Acquisition Agreement and cooperates with CommScope to effect the consummation of the transactions contemplated by the Acquisition Agreement during such three business day notice period.

Expenses
Except for (i) expense reimbursements with respect to ARRIS’s cooperation with respect to CommScope’s Financing arrangements and (ii) expense reimbursements owed to the other party with respect to any suit commenced to collect a termination fee due under the Acquisition Agreement, all costs and expenses incurred in connection with the Acquisition Agreement and the transactions contemplated by the Acquisition Agreement and the Financing shall be paid by the party incurring such expense, whether or not the Acquisition is consummated.
Remedies
In the event the Acquisition fails to close, each of CommScope and ARRIS’s sole and exclusive remedy for any breach, loss or damage will be (i) the right to terminate the Acquisition Agreement and receive the Termination Fee or Reverse Termination Fee, as applicable, to the extent payable under the Acquisition Agreement as summarized above (and any expenses and interest in the event such fee becomes due and is not paid) or (ii) to seek to enforce the obligations of the other party by a decree of specific performance, subject, in the case that ARRIS seeks specific performance of CommScope’s obligations to effect the closing, to certain limitations and qualifications set forth in the Acquisition Agreement, including availability of the proceeds from the Financing.
The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Acquisition Agreement and to enforce specifically the terms of the Acquisition Agreement in addition to any other remedy to which they are entitled at law or in equity. The Acquisition Agreement explicitly allows ARRIS to seek specific performance of CommScope’s obligation to consummate the Acquisition and the Scheme only in the event that (i) the Acquisition has not been validly terminated in accordance with the Acquisition Agreement; (ii) all mutual conditions to Closing and all of CommScope’s conditions to Closing been satisfied (other than those to be satisfied at Closing), (iii) the Financing arrangements have been funded or will be funded at Closing, (iv) ARRIS has irrevocably confirmed in writing to CommScope that if specific performance is granted, the sanctioning order is granted and the Financing is funded, then the Closing will occur and (v) CommScope has failed to consummate the Closing within two business days following delivery of notice pursuant to the prior clause (iv). However, ARRIS will not be allowed to receive both a grant of specific performance and the Reverse Termination Fee under any circumstances.

Indemnification; Directors’ and Officers’ Insurance
CommScope agreed to indemnify and hold harmless, to the fullest extent permitted under applicable law (and CommScope also agreed to advance expenses therefor as incurred to the fullest extent permitted under applicable law), each present and former director and officer of ARRIS and its wholly-owned subsidiaries (collectively, the “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), arising out of or related to such Indemnified Parties’ service as a director or officer of ARRIS or its subsidiaries, or services performed or alleged to have been performed by such persons at the request of ARRIS or its subsidiaries, in each case, at or prior to the Effective Time.
Under the Acquisition Agreement, CommScope agreed to maintain for a period of six years after the Effective Time ARRIS’s current directors’ and officers’ liability insurance policies, or policies of at least the same limits and containing other terms not less favorable in the aggregate than the current policy, with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time, except that CommScope is not required to incur aggregate expense for such six year period greater than 300% of the annual premium most recently paid by ARRIS prior to the date of the Acquisition Agreement (the “Maximum Amount”).
ARRIS may purchase a “tail policy” with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time with regard to Indemnified Parties. In no event shall the cost of such policy purchased by ARRIS exceed the Maximum Amount, and if a “tail policy” is purchased, it will satisfy CommScope’s obligations with respect to the directors’ and officers’ insurance described above.
Access; Notice
Subject to certain exceptions, ARRIS agreed to, upon reasonable prior written notice, afford CommScope and its Financing sources and their respective authorized representatives reasonable access to ARRIS and information concerning its business, properties and personnel as may reasonably be requested.
ARRIS also agrees to notify CommScope promptly, and in any event within two business days, of becoming aware of any material data breach or breach of security involving ARRIS, or its facilities, systems, infrastructure or data, or, to the extent related to ARRIS’s systems or third-party systems serving ARRIS, any of its customer’s or other business partner’s information or data. ARRIS agrees to cooperate and provide to CommScope all information and updates relating thereto reasonably requested by CommScope and otherwise keep CommScope apprised of any ARRIS investigation, handling and remediation thereof.
Modification or Amendment
Subject to applicable law, the parties may modify the Acquisition Agreement by written agreement at any time prior to the Effective Time. However, after the receipt of the required ARRIS shareholder approvals, no amendment may be made, which, by law or in accordance with the rules of any relevant stock exchange, requires further approval by ARRIS shareholders unless the vote or approval by them in accordance with the law or rule of relevant stock exchange is obtained with respect to the effectiveness of the amendment. Additionally, certain amendments that would substantively modify the provisions of the Acquisition Agreement related to the Financing sources in a manner that adversely impacts any Financing source requires the consent of the affected Financing source or sources.
Governing Law
The Acquisition Agreement is governed by Delaware law, except that (i) the provisions of the Acquisition Agreement related to the implementation and effect of the Scheme or, if applicable, a takeover offer, are governed by English law and (ii) any disputes regarding the debt Financing sources will be governed by New York law (other than the definition of  “Company Material Adverse Effect,” which would be governed by the laws of the State of Delaware). The Scheme will be governed by English law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of November 15, 2018, certain information with respect to the Ordinary Shares that may be deemed beneficially owned by each director of ARRIS, each named executive officer of ARRIS, and by all directors and executive officers as a group.
Beneficial Owner(1)	Shares Beneficially Owned(2)	Shares that may be Acquired within 60 Days	Percentage (%)
Andrew B. Barron	5,700	—	*
J. Timothy Bryan	18,200	—	*
James A. Chiddix	55,500	23,400	*
Andrew T. Heller	35,100	10,450	*
Jeong H. Kim	36,885	4,200	*
Bruce McClelland	246,061	—	*
Timothy R. O’Loughlin	26,919	—	*
David B. Potts	96,319	—	*
Lawrence Robinson	87,266	—	*
Barton Y. Shigemura	0	—	*
Robert J. Stanzione	920,423	—	*
Doreen A. Toben	23,140	8,000	*
Debora J. Wilson	64,300	13,550	*
David A. Woodle	81,451	53,100	*
All directors and executive officers as a group including the above-named persons (21 persons)	1,740,123	134,205	1.065%

*
Percentage of shares beneficially owned does not exceed one percent.

(1)
Each person has sole investment power and sole voting power with respect to the securities beneficially owned by such person.

(2)
Includes shares that the beneficial owner has the right to acquire within 60 days of November 15, 2018, as shown in the second column.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS
The following table sets forth information as of November 15, 2018, with respect to each person who is known by the management of ARRIS to be a beneficial owner in respect of more than 5% of ARRIS’s outstanding Ordinary Shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power and the information below is based upon Securities and Exchange Commission filings by the person.
Beneficial Owner	Amount of Beneficial Ownership	Percentage
The Vanguard Group, Inc.(1)	15,057,355	8.7%
BlackRock, Inc.(2)	14,511,015	8.3%
Hotchkis and Wiley Capital Management, LLC(3)	11,220,871	6.5%
Alphabet, Inc.(4)	9,703,500	5.6%

(1)
According to the most recent Schedule 13G filed with the SEC on February 8, 2018, Vanguard Group, Inc. has sole voting power with respect to 93,398 shares, shared voting power with respect to 21,881 shares, sole dispositive power with respect to 14,956,106 shares, and shared dispositive power with respect to 101,249 shares. The address for The Vanguard Group, Inc. is 100 Vanguard Blvd, Malvern, PA 19355.

(2)
According to the most recent Schedule 13G filed with the SEC on January 30, 2018, BlackRock, Inc. has sole voting power with respect to 13,812,487 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(3)
According to the most recent Schedule 13G filed with the SEC on February 14, 2018, Hotchkis and Wiley Capital Management, LLC has sole voting power with respect to 10,086,871 shares. The address for Hotchkis and Wiley Capital Management, LLC is 725 S. Figueroa Street 39th Floor, Los Angeles, CA 90017.

(4)
The address for Alphabet, Inc. is 1600 Amphitheatre Parkway, Mountain View, California 94043.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2019
ANNUAL GENERAL MEETING OF SHAREHOLDERS
If the Acquisition is completed, ARRIS will not hold an Annual General Meeting of Shareholders in 2019. If the Acquisition is not completed, you will continue to be entitled to attend and participate in ARRIS’s Annual General Meeting of Shareholders, and ARRIS will hold a 2019 Annual General Meeting of Shareholders, in which case ARRIS will provide notice of or otherwise publicly disclose the date on which such 2019 Annual General Meeting of Shareholders will be held. If the 2019 meeting is held, shareholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for ARRIS’s 2019 Annual General Meeting of Shareholders in accordance with Rule 14a-8 under the Exchange Act and ARRIS’s articles of association, as described below.
Shareholder proposals for resolutions intended to be presented at the 2019 Annual General Meeting of Shareholders must have been received by ARRIS at its principal executive offices by November 23, 2018, in order to be considered for inclusion in ARRIS’s proxy statement and proxy relating to the 2019 Annual General Meeting of Shareholders. Additionally, the proxy solicited by the Board for the 2019 Annual General Meeting of Shareholders will confer discretionary authority to vote on any shareholder-proposed resolution presented at that meeting that is not included in ARRIS’s proxy statement and proxy relating to the 2019 Annual General Meeting of Shareholders.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
ARRIS files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.
ARRIS will make available a copy of its public reports, without charge, on its website (www.arris.com) as soon as reasonably practicable after ARRIS files the reports electronically with the SEC. In addition, you may obtain a copy of the reports, without charge and by first class mail or other equally prompt means within one business day of ARRIS’s receipt of request, by contacting ARRIS at the following address and phone number: ARRIS International plc, Attention: Corporate Secretary, 3871 Lakefield Drive, Suwanee, Georgia 30024, +1 (678) 473-2000.
The SEC allows ARRIS to “incorporate by reference” into this proxy statement documents that it files with the SEC. This means that ARRIS can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that ARRIS files with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference into this proxy statement. ARRIS incorporates by reference the documents listed below and any documents filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Court Meeting and the General Meeting:
•
ARRIS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed March 1, 2018,

•
ARRIS’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018 and September 30, 2018, filed March 1, 2018, August 8, 2018 and November 8, 2018, respectively,

•
ARRIS’s Definitive Proxy Statement filed March 23, 2018, and

•
ARRIS’s Current Reports on Form 8-K, filed March 20, 2018, April 5, 2018, May 4, 2018, June 1, 2018 and November 8, 2018.

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by ARRIS or any other person. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, and the mailing of this proxy statement to shareholders does not and will not create any implication to the contrary.
ARRIS has supplied all information relating to ARRIS, and CommScope has supplied all of the information relating to CommScope and the Financing sources contained in “Summary — Parties Involved in the Acquisition,” “Summary — Financing of the Acquisition,” “The Acquisition — Parties Involved in the Acquisition” and “The Acquisition — Financing of the Acquisition” beginning on pages  1, 6, 28 and 54, respectively.
HOUSEHOLDING OF SHAREHOLDER MATERIALS
Unless ARRIS has received contrary instructions, ARRIS may send a single copy of this proxy statement and related notices to any household at which two or more shareholders reside if it believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate set of proxy cards or voting instructions. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce expenses.
If you would like to receive your own set of this proxy statement and related notices, follow the instructions described below.
If you are a Shareholder of Record, please contact Morrow Sodali LLC at 470 West Avenue, Stamford, CT 06902, Shareholders Call Toll Free: (800) 662-5200, Banks and Brokers Call Collect: (203) 658-9400 or E-mail: Arris.info@morrowsodali.com, to inform ARRIS of your request. If you are a Beneficial Holder, please contact your bank, broker, trust or other nominee directly.

ANNEX A

BID CONDUCT AGREEMENT

AMONG

COMMSCOPE HOLDING COMPANY, INC.

AND

ARRIS INTERNATIONAL PLC

DATED AS OF NOVEMBER 8, 2018

A-i

A-ii

BID CONDUCT AGREEMENT
BID CONDUCT AGREEMENT (hereinafter called this “Agreement”), dated as of November 8, 2018, between CommScope Holding Company, Inc., a Delaware corporation (“Buyer”) and ARRIS International plc, a company organized under the laws of England and Wales (the “Company”).
RECITALS
WHEREAS, the respective boards of directors of each of Buyer and the Company have approved entering into this Agreement and the transactions contemplated hereby (including the Acquisition) upon the terms and subject to the conditions set forth in this Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of Buyer to enter into this Agreement, each of the directors of the Company has entered into Irrevocable Undertakings in favor of Buyer agreeing, among other things, to support the transactions contemplated by this Agreement and certain other matters (collectively, the “Irrevocable Undertakings”); and
WHEREAS, Buyer and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:
ARTICLE I

Method of Acquisition; Closing; Effective Time
1.1 Method of Acquisition.   Upon the terms and subject to the conditions set forth in this Agreement, Buyer (or one of its direct or indirect wholly-owned subsidiaries) or, if HMRC grants the confirmation described in Section 6.22, then, at Buyer’s discretion and direction, its DR Nominee shall acquire the entire issued and to be issued ordinary shares of the Company (the “Acquisition”) pursuant to the scheme of arrangement substantially in the form attached as Exhibit A, with or subject to any modification, addition or condition which (a) Buyer and the Company mutually agree and which is approved and imposed by the High Court of Justice in England and Wales (the “Court”, and such scheme of arrangement, as so modified, amended or conditioned, the “Scheme”) or (b) which is otherwise imposed by the Court and mutually acceptable to Buyer and the Company each acting reasonably and in good faith, in each case, in accordance with the provisions of the United Kingdom Companies Act 2006 (the “Companies Act”), the provisions of this Agreement and Schedule 1 hereto (or, under the circumstances specified in Exhibit A and/or Schedule 1, pursuant to a Takeover Offer, and subject to sufficient acceptances of the Takeover Offer, pursuant to the compulsory squeeze-out provisions of Part 28 of the Companies Act, as described in more detail in Exhibit A and/or Schedule 1). For purposes of this Agreement, “DR Nominee” means such company falling within Section 67(6) and Section 93(3) of the Finance Act 1986 as Buyer may in its sole discretion appoint, in a manner which is consistent with the submission to HMRC described in Section 6.22.
1.2 Closing.   Unless otherwise mutually agreed in writing between the Company and Buyer, and subject to Section 3.1, the consummation of the closing of the Acquisition (the “Closing”) shall take place at the offices of Alston & Bird LLP, Bank of America Plaza, Suite 4000, 101 South Tryon Street, Charlotte, North Carolina, 28280, at 7:00 a.m. (Eastern Time) on the second (2nd) business day following the satisfaction or waiver in accordance with this Agreement of all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied on the Closing Date (including, without limitation, those steps described in Section 3.1), but subject to the fulfillment or waiver of those conditions). The date on which the Closing actually occurs is referred to as the “Closing Date.” For purposes of this Agreement, the term “business day” shall mean any day ending at 11:59 p.m. (Eastern Time) other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York or London.

ARTICLE II

Articles of Association
2.1 Articles of Association.   Subject to and conditional on: (i) the Scheme having been approved by the Company’s shareholders at the Court Meeting; and (ii) the special resolutions set forth in Exhibit B hereto (the “Special Resolutions”) having been approved by the Company’s shareholders at the General Meeting, including, in each case, any adjournment of such meetings, the articles of association of the Company shall be amended in connection with the Acquisition pursuant to the amendment thereto set forth in the Special Resolutions (the “Amendment to the Articles”).
ARTICLE III

Effective Time
3.1 Effective Time.   On the Closing Date, in connection with the Closing, the Company and Buyer shall file, or cause to be filed, the Sanctioning Order with the Registrar of Companies of England and Wales as set forth in more detail in Exhibit A and Schedule 1 (such time as the Sanctioning Order is so filed, the “Effective Time”). At the Effective Time, or as soon as reasonably practicable thereafter, the Company’s Register of Members will be updated in accordance with the provisions of this Agreement and the Scheme to reflect the transfer of the Ordinary Shares as contemplated hereby.
ARTICLE IV

Effect of the Acquisition
4.1 Effect on Ordinary Shares.   At the Effective Time, as a result of the Acquisition and without any action on the part of the holder of any ordinary shares of the Company, each ordinary share of the Company, £0.01 nominal value per share (an “Ordinary Share” or, collectively, the “Ordinary Shares”) in issue at 6.00 p.m. (New York time) on the date immediately prior to the date of the hearing at which the Court sanctions the Scheme under section 899 of the Companies Act (the “Court Sanction Hearing”), or such later time as the Company, Buyer and the Court may mutually agree (the “Scheme Record Time”) other than any Ordinary Shares beneficially held by Buyer or any direct or indirect wholly owned Subsidiary of Buyer and Ordinary Shares beneficially held by the Company or any direct or indirect wholly owned Subsidiary of the Company, and in each case not held on behalf of third parties (the “Excluded Shares”), shall be transferred to Buyer (or one of its direct or indirect wholly-owned subsidiaries) or, in the circumstances described in Section 1.1, its DR Nominee with full title guarantee, free from all Liens (other than those arising under generally applicable securities Laws) and together with all rights at the Effective Time or thereafter attached thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any), in exchange for the right to receive $31.75 per Ordinary Share in cash (the “Per Share Acquisition Consideration”), without interest, as more fully described in Section 4.2(a). At the Effective Time, as a result of the Acquisition and without any action on the part of the holder of any Ordinary Shares of the Company, all of the Ordinary Shares shall be, by virtue of the Scheme, transferred to Buyer (or one of its direct or indirect wholly-owned subsidiaries) or, in the circumstances described in Section 1.1, to its DR Nominee as described in the preceding sentence.
4.2 Payment of Consideration.
(a) Paying Agent.   At or prior to the Effective Time, Buyer shall deposit, or shall cause to be deposited, with Computershare Trust Company N.A. (the “Paying Agent”) for the benefit of the holders of Scheme Shares as of the Scheme Record Time, other than with respect to Excluded Shares, a cash amount in immediately available funds necessary for the Paying Agent to make payments under Section 4.1 (such cash amount being hereinafter referred to as the “Exchange Fund”).
(b) Payment Procedures.   The Per Share Acquisition Consideration to which each Scheme Shareholder is entitled (less any required Tax withholdings as provided in Section 4.2(d)) will be transferred to such Person by the Paying Agent from the Exchange Fund pursuant to the agreement entered into between Buyer and Paying Agent with respect to such role hereunder (on customary terms) and in accordance with the Scheme, with all checks to be dispatched as soon as possible and, in any event, not later than the 14th day following the Effective Time to the Person entitled to it at the address as appearing in the register of members of the Company at the Scheme Record Time and made in U.S. dollars. As from the Scheme Record Time, each holding of Ordinary Shares credited to any stock account in the Depository Trust Company (“DTC”) will be disabled and all Ordinary Shares will be removed from DTC in due course. None of the Company, Buyer, any nominee(s) of Buyer or any of their respective agents shall be responsible for any loss or delay in the transmission of checks or payments sent by the Paying Agent as described above, and such payments shall be sent at the risk of the Person entitled to it. For the purposes of this Agreement,
“Scheme Shares” has the meaning given to it in the Scheme;
“Scheme Shareholders” has the meaning given to it in the Scheme; and
“Person” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.
(c) Special Payment Procedures for DTC.   Prior to the Effective Time, Buyer and the Company shall cooperate to establish procedures with the Paying Agent and DTC to ensure that the Scheme Shares held of record by DTC or its nominee will receive payment in immediately available funds in accordance with the Scheme and any other applicable Laws.
(d) Withholding Rights.   Each of Buyer, the Company and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable in respect of the Ordinary Shares, Company RSUs, Charter Warrants and Comcast Warrants transferred or terminated in the Acquisition such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), United Kingdom Tax Law or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld by Buyer, the Company or the Paying Agent, as the case may be, such withheld amounts (i) shall be remitted by Buyer, the Company or the Paying Agent, as applicable, to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement and/or the Scheme as having been paid to the Scheme Shareholder, or the holder of the Company RSUs, the Charter Warrants and Comcast Warrants, in respect of which such deduction and withholding was made by Buyer, the Company or the Paying Agent, as the case may be.
4.3 Treatment of Warrants and Restricted Stock Units.
(a) Restricted Stock Units.   For purposes of this Agreement, “Company RSU” means each restricted stock unit, stock award, other similar equity award, or award denominated in Ordinary Shares and payable in cash or Ordinary Shares or the value of which is determined with reference to the value of Ordinary Shares and payable in cash or Ordinary Shares, issued by the Company under the Stock Plans or otherwise, which will include any Company restricted stock units issued in 2016 with performance-based vesting requirements and a vesting date in 2019 (which will remain outstanding and treated as described herein, subject to the holder’s continued employment with the Company or any of its Subsidiaries until the Effective Time).
(i) Immediately prior to the Effective Time, each Company RSU that is outstanding and unvested immediately prior to the Effective Time, will be deemed to have satisfied its performance-based vesting conditions, if any, (x) at target, with respect to such Company RSUs other than those issued in 2018 and (y) at a level that results in performance vesting at 150% of target, with respect to such Company RSUs issued in 2018, and
(A) all Company RSUs outstanding immediately prior to the Effective Time that were granted to non-employee directors (the “Non-Employee Director RSUs”) shall be fully vested and payable as described below with respect to all of the Ordinary Shares subject to such Non-Employee Director RSUs; and

(B) all Company RSUs outstanding immediately prior to the Effective Time that previously were subject to performance-based vesting requirements (the “Performance-Based RSUs”) shall be fully vested and payable as described below with respect to all of the Ordinary Shares subject to such Performance-Based RSUs, in each case, assuming the satisfaction of the performance-based vesting conditions in accordance with (x) and (y) above; and
(C) all Company RSUs outstanding immediately prior to the Effective Time that were granted to former C-COR employees in connection with the Company’s acquisition of C-COR and are fully vested as of the date of this Agreement (the “C-COR RSUs”) shall be payable as described below with respect to all of the Ordinary Shares subject to such C-COR RSUs; and
(D) all Company RSUs outstanding immediately prior to the Effective Time other than Non-Employee Director RSUs, Performance-Based RSUs or C-COR RSUs (the “Service-Based RSUs”) shall be fully vested and payable as described below with respect to one-half  (or such higher percentage as determined by Buyer as described below) of the Ordinary Shares subject to each vesting tranche of such Service-Based RSUs; and
(E) all remaining Service-Based RSUs outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, be converted and assumed or replaced by Buyer (as so assumed or replaced, an “Assumed RSU”) in accordance with Section 4.3(a)(ii) and (iii) below and subject to continued service-based vesting.
The Non-Employee Director RSUs, the Performance-Based RSUs, the C-COR RSUs and the Service-Based RSUs described in Section 4.3(a)(i)(D) are collectively referred to hereafter as the “Accelerated RSUs.”
The Accelerated RSUs outstanding immediately prior to the Effective Time shall, at the Effective Time, automatically and without any further required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of  (i) the Per Share Acquisition Consideration, multiplied by (ii) the number of Ordinary Shares subject to such Accelerated RSUs, less applicable Taxes required to be withheld with respect to such payment. For avoidance of doubt, any Accelerated RSUs (or portions thereof) previously subject to performance-based vesting conditions for which the performance criteria is not deemed satisfied in accordance with the first sentence of this Section 4.3(a)(i) shall be cancelled as of the Effective Time without payment therefor and, to such extent, shall have no further force or effect.
(ii) At the Effective Time, each Assumed RSU that remains outstanding and subject to continued service-based vesting shall, automatically and without any required action on the part of the holder thereof, be converted and assumed or replaced by Buyer, in accordance with, and remaining subject to, the terms and conditions of the Stock Plan and award agreement by which it is evidenced, including any service-based vesting conditions and other relevant payment terms and conditions, except that (i) each Assumed RSU shall be denominated and settled solely in shares of Buyer common stock, par value $0.01 per share (“Buyer Common Stock”), and (ii) the number of shares of Buyer Common Stock subject to an Assumed RSU shall be equal to the product of (A) the number of Ordinary Shares subject to the Assumed RSU immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio and rounded to the nearest whole share. For purposes of this Agreement, the term “Exchange Ratio” shall mean the quotient obtained by dividing the Per Share Acquisition Consideration by the volume weighted average price per share of Buyer Common Stock over the twenty (20) trading days of Buyer Common Stock on Nasdaq immediately preceding the date on which the Effective Time occurs.
(iii) Notwithstanding Section 4.3(a)(ii), any Assumed RSUs that are Phantom Company RSUs (the “Assumed Phantom Company RSUs”) shall not be converted into the right, upon the settlement thereof, to receive Buyer Common Stock, but shall instead be converted into the right, upon the settlement thereof, to receive a cash payment equal to the closing price of Buyer

Common Stock on such settlement date (or the immediately prior trading day, if the settlement date is not a trading day), multiplied by the number of shares of Buyer Common Stock into which such Assumed Phantom Company RSUs would, but for this Section 4.3(a)(iii), have otherwise been converted (but shall otherwise be converted and treated as described in Section 4.3(a)(ii), including continuing to otherwise be subject the terms and conditions of the Stock Plan and award agreement by which such Assumed Phantom Company RSU is evidenced, including any service-based vesting conditions and other relevant payment terms and conditions).
(iv) Notwithstanding any other provision of this Section 4.3(a), to the extent outstanding as of immediately prior the Effective Time, the Company RSU described on Section 4.3(a)(iv) of the Company Disclosure Letter will be treated as described on Section 4.3(a)(iv) at the Effective Time.
(v) Notwithstanding any other provision hereof Buyer shall retain the discretion to have more than one half of any Service-Based RSUs (or portion thereof) treated as Accelerated RSUs rather than Assumed RSUs, in which event such Service-Based RSUs (or portion thereof) that would have otherwise been Assumed RSUs shall be fully vested and payable and settled in cash as described in Section 4.3(a)(i) (in lieu of the conversion thereof into awards denominated in Buyer Common Stock as described in Section 4.3(a)(ii)). In addition, Buyer may determine, in its sole discretion, that the Buyer Common Stock subject to any Assumed RSU shall be issued (x) pursuant to Buyer’s assumption and conversion, in accordance with the Exchange Ratio, of a portion of the share reserve under a Stock Plan, (y) from the available share reserve under Buyer’s Amended and Restated 2013 Long-Term Incentive Plan (as amended and restated effective February 21, 2017 or as may be further amended following the date hereof), or (z) by a combination thereof.
(b) Company ESPP.   The Company shall, promptly following the date hereof, take all actions with respect to the Company’s Amended and Restated Employee Stock Purchase Plan, as amended (the “Company ESPP”), as may be reasonably necessary to provide that (i) the current option period scheduled to end on April 30, 2019 (the “Final Option Period”) shall end (and all shares purchased in such offering period shall be delivered and distributed) on the earlier of  (x) the date the Final Option Period is scheduled to end, or (y) a date prior to, but as close as is practicable to, the Closing Date, (ii) no new option period under the Company ESPP shall commence after the date of this Agreement, (iii) no individual participating in, or eligible to participate in, the Company ESPP shall be permitted (x) to increase the rate of his or her payroll deductions thereunder from the rate in effect on the date of this Agreement, or to commence new contributions or (y) to make other non-payroll contributions to the Company ESPP on or following the date of this Agreement, and (iv) the Company ESPP, and all outstanding rights thereunder as of immediately prior to the Effective Time, shall terminate at or prior to the Effective Time.
(c) Warrants.   With respect to each warrant to purchase Ordinary Shares pursuant to the Comcast Warrant Agreement and Charter Warrant Agreement that is outstanding, vested, exercisable and unexercised as of immediately prior to the Effective Time, the Company shall use its commercially reasonable efforts to obtain documentation to ensure that such warrant shall, automatically and without any further required action on the part of the holder thereof, be cancelled and converted at the Effective Time into the right to receive an amount in cash, without interest, equal to the product of (i) the excess, if any, of the Per Share Acquisition Consideration over each exercise price per Ordinary Share under such Comcast Warrant Agreement or Charter Warrant Agreement (as applicable), multiplied by (ii) the number of Ordinary Shares subject to such Comcast Warrant Agreement and Charter Warrant Agreement (as applicable) with such exercise price (and, with respect to any such Comcast Warrant Agreement or Charter Warrant Agreement that has multiple exercise prices, the sum of the foregoing equation as performed for each such exercise price thereunder), in each case, as of immediately prior to the Effective Time. In the absence of such documentation, the Company shall provide the notices contemplated by terms of the Comcast Warrant Agreement or Charter Warrant Agreement (as applicable).
(d) Payment of Equity Incentive Amounts.   Buyer will take all actions necessary so that, at or as soon as administratively practicable (and no later than 15 days) after the Effective Time, (i) the Company shall pay or cause to be paid to each holder of Accelerated RSUs the amounts to which such holder is entitled (less applicable Tax withholding) as determined in accordance with Section 4.3(a) through the Company’s or applicable Subsidiary’s payroll and (ii) Buyer shall prepare and distribute to each holder of Assumed RSUs written notice evidencing such assumption. In the event that the Company has insufficient cash to make such payment to each holder of Accelerated RSUs, Buyer shall pay such amounts or provide to the Company sufficient cash to pay such amounts. To the extent any amounts described in this Section 4.3(d) relate to a Company RSU that constitutes nonqualified deferred compensation subject to Section 409A of the Code, Buyer will pay, or caused to be paid, such amounts at the earliest time permitted under the terms of the applicable agreement, plan or arrangement relating to such Company RSU that will not trigger a tax or penalty under Section 409A of the Code.
(e) Corporate Actions.   At or prior to the Effective Time, the Board of Directors of the Company or the Compensation Committee of the Company, as applicable, shall adopt resolutions and will take such other appropriate actions as are reasonably necessary to implement the above provisions of this Section 4.3 and to terminate the Company ESPP and, except to the extent relating to an Assumed RSU elected to be satisfied therefrom by Buyer in accordance with Section 4.3(a)(v)(x), all Stock Plans, in each case, at or prior to the Effective Time. Without limiting the foregoing, the Company shall take all actions that are reasonably necessary to ensure that, as of the Effective Time, the Company is not bound by any options, warrants, restricted stock units, stock appreciation rights, units or other right, awards or arrangements that would entitle any Person after the Effective Time to beneficially own any Ordinary Shares (or any derivative securities thereof) or to receive any payments in respect thereof, except with respect to the Comcast Warrants, the Charter Warrants and as otherwise expressly provided in this Agreement or the Scheme.
4.4 Adjustments to Prevent Dilution.   Notwithstanding anything in this Agreement to the contrary, in the event that the Company changes the number of Ordinary Shares or securities convertible or exchangeable into or exercisable for Ordinary Shares issued and outstanding prior to the Effective Time, or changes the Ordinary Shares into a different number or class of securities, as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer or other similar transaction, or a stock dividend with a record date within such period shall have been declared, the Per Share Acquisition Consideration shall be equitably adjusted to reflect such change and provide the holders of Ordinary Shares the same economic effect as contemplated by this Agreement prior to such event, and, as so adjusted, shall, from and after the date of such event, be the Per Share Acquisition Consideration; provided, however, nothing in this Section 4.4 shall be construed to permit the Company, any Subsidiary of the Company or any Person to take any such action except to the extent consistent with, and not otherwise prohibited or restricted by, the terms of this Agreement; provided, further, any exercise under the Comcast Warrant Agreement or the Charter Warrant Agreement shall not result in any adjustment under this Section 4.4.
4.5 No Liability.   To the fullest extent permitted by applicable Law, none of Buyer, the Company, or the Paying Agent will be liable to any shareholders of the Company or other Person in respect of any cash properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Laws.
ARTICLE V

Representations and Warranties
5.1 Representations and Warranties of the Company.   Except as set forth in (i) the Company Reports filed with the Securities and Exchange Commission (the “SEC”) prior to the date hereof  (excluding (x) any risk factor disclosures set forth under the heading “Risk Factors” and (y) any disclosure of risks included in any “forward-looking statements” disclaimer or any other disclosures that are similarly predictive, cautionary or forward-looking in nature (collectively, the “Excluded Disclosure”)); or (ii) the corresponding sections or subsections of the disclosure letter delivered to Buyer by the Company prior to or simultaneously with entering into this Agreement (the “Company Disclosure Letter”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent on its face); provided, in the case of clause (i) above, nothing in the Company Reports shall be deemed to modify or qualify the representations and warranties set forth in Section 5.1(b)(i), (c), (d), (j) or (r), the Company hereby represents and warrants to Buyer as follows:
(a) Organization, Good Standing and Qualification.   The Company is a public limited company duly organized and validly existing under the Laws of England and Wales. Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Significant Subsidiaries is a legal entity duly incorporated or organized, validly existing and in good standing (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States) under the Laws of the jurisdiction of its incorporation or organization. Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company and the Significant Subsidiaries has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted. Each of the Company and the Significant Subsidiaries is duly qualified or licensed to do business and is in good standing (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States) as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except where any such failure to be so qualified or licensed or in good standing is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Buyer complete and correct copies of the Company’s and the Significant Subsidiaries’ articles of association, certificates of incorporation and bylaws or comparable organizational and governing documents, each as amended to the date of this Agreement, and each as so provided or made available is in full force and effect on the date of this Agreement. The Company is not in violation of its Articles of Association. None of the Significant Subsidiaries is in violation of its articles of association, certificates of incorporation and bylaws or comparable organizational and governing documents. As used in this Agreement, the term
(i) “Affiliate” means, when used with respect to any Person, any other Person who is an “affiliate” of that Person within the meaning of Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”);
(ii) “Other Subsidiary” means each Subsidiary of the Company other than the Significant Subsidiaries;
(iii) “Significant Subsidiary” means each Subsidiary set forth on Exhibit 21 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017;
(iv) “Subsidiary” means, with respect to any Person, any other Person of which at least a majority of economic interests or the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries; and
(v) “Company Material Adverse Effect” means a change, circumstance, development, event, effect or occurrence (“Effects”) that, individually or in the aggregate with all such other Effects, has or would reasonably be expected to (I) have a material adverse effect on the financial condition, assets (including intangible assets and rights), operations, cash flows, liabilities, business or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that, for purposes of this clause (I) only, “Company Material Adverse Effect” shall not include Effects on such financial condition, assets (including intangible assets and rights), operations, cash flows, liabilities, business or results of operations to the extent arising out of or attributable to any of the following:
(A) (1) changes generally affecting the economy, credit, capital or financial markets or political conditions in the United States or elsewhere in the world, including changes in interest and exchange rates, (2) changes that are the result of acts of war (whether or not declared), armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), armed hostilities, sabotage or terrorism or (3) epidemics, pandemics, earthquakes, hurricanes, tornados or other natural disasters;

(B) general conditions in the industries in which the Company and its Subsidiaries operate;
(C) changes or effects from the announcement or pendency of this Agreement (including any litigation arising from allegations of any breach of fiduciary duty or violation of Law relating to this Agreement or the transactions contemplated by this Agreement, the disclosure thereof or the solicitation of proxies);
(D) changes or prospective changes in any Law or GAAP or interpretation or enforcement thereof after the date hereof;
(E) any failure by the Company to meet any internal or public projections or forecasts or estimates of revenues or earnings for any period; provided that the exception in this clause shall not prevent or otherwise affect a determination that any Effect(s) underlying such failure has resulted in, or contributed to, a Company Material Adverse Effect;
(F) a decline in the price or trading volume of the Ordinary Shares on the NASDAQ Global Select Market (“Nasdaq”); provided that the exception in this clause shall not prevent or otherwise affect a determination that any Effect(s) underlying such decline has resulted in, or contributed to, a Company Material Adverse Effect; and
(G) any change or announcement of a potential change in the credit rating of the Company or any of its Subsidiaries; provided that the exception in this clause shall not prevent or otherwise affect a determination that any Effect(s) underlying such failure has resulted in, or contributed to, a Company Material Adverse Effect;
provided, further, that, with respect to clauses (A), (B) and (D), such Effects do not disproportionately adversely affect the Company and its Subsidiaries, taken as a whole, compared to other companies operating in the industries in which the Company and its Subsidiaries operate, or (II) prevent or materially delay or materially impede the ability of the Company and its Subsidiaries to consummate the transactions contemplated hereby.
(b) Capital Structure; Subsidiaries.
(i) As of the close of business on November 6, 2018 (the “Capitalization Date”), 173,844,943 Ordinary Shares were issued and outstanding. Since the close of business on the Capitalization Date, the Company has not issued any Ordinary Shares other than pursuant to the settlement of Company RSUs or the exercise of the Comcast Warrants or the Charter Warrants. All of the Ordinary Shares have been validly allotted and are validly issued, fully paid up and issued without violation of any preemptive rights. Section 5.1(b)(i) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the close of business on the Capitalization Date, of the aggregate number of Ordinary Shares subject to or otherwise deliverable in connection with the settlement of Company RSUs, including (x) the number of vested and unvested Company RSUs, (y) the number of vested but deferred Company RSUs and (z) the number of Company RSUs constituting cash-based awards entitling the grantee thereof to cash payments equal to the value of an established number of Ordinary Shares thereunder upon the settlement thereof at vesting (in lieu of Ordinary Shares) (a “Phantom Company RSU”). The Company has provided or made available to Buyer correct and complete books and records of the Company reflecting the related time vesting periods, performance vesting periods and target performance levels applicable to such Company RSUs (including the Phantom Company RSUs), and the equity incentive plan of the Company or a Subsidiary of the Company (each such plan, a “Stock Plan” and collectively, the “Stock Plans”) pursuant to which such Company RSUs were granted (including a delineation of the number of Company RSUs granted under each such Stock Plan). As of the date hereof, there are warrants to purchase up to 1,357,143 Ordinary Shares at an exercise price of  $22.19 per Ordinary Share issued, vested and outstanding pursuant to the Comcast Warrant Agreement (the “Comcast Warrants”) and there are no other warrants or other rights to acquire Ordinary Shares outstanding, issuable, exercisable or eligible for future vesting or exercise, under the Comcast Warrant Agreement. As of the date hereof, there are warrants to purchase an aggregate of up to 850,000 Ordinary Shares at an exercise price of  $28.54 per Ordinary Share issued, vested and outstanding pursuant to the Charter Warrant Agreement (the “Vested Charter Warrants”). Other than the Vested Charter Warrants and the warrants to purchase up to 2,500,000 Ordinary Shares at an exercise price of  $26.14 that are eligible for vesting on December 31, 2018 in accordance with Annex A of the Charter Warrant Agreement (the “Unvested Charter Warrants” and, together with the Vested Charter Warrants, the “Charter Warrants”), there are no other warrants or other rights to acquire Ordinary Shares outstanding, issuable, exercisable or eligible for future vesting or exercise, under the Charter Warrant Agreement. The total number of Ordinary Shares reserved for issuance under the Company ESPP is 3,820,630. Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the outstanding shares of capital stock or other equity securities of each of the Company’s Significant Subsidiaries is duly authorized, validly issued or allotted, fully paid and nonassessable. Except as set forth in Section 5.1(b)(i)(a) of the Company Disclosure Letter, each outstanding share of capital stock or other equity security of each of the Company’s Significant Subsidiaries is owned by the Company or by a direct or indirect wholly owned Subsidiary of the Company, free and clear of any lien, charge, hypothecation, mortgage, security interest, option, right of first refusal, preemptive right, community property interest, easement, covenant or other restriction or title, pledge, security interest, claim or other encumbrance or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) (each, a “Lien”) except for such transfer restrictions of general applicability as may be provided under the Securities Act and other applicable securities Laws, other than any such de minimis number of shares of capital stock that are required by the applicable Law of any jurisdiction to be held by other persons and Permitted Liens. Except as set forth in this Section 5.1(b) or in Section 5.1(b)(i) of the Company Disclosure Letter, there are (1) no outstanding share capital or shares of capital stock of, or other equity or voting interest in, the Company or any of its Significant Subsidiaries, (2) no outstanding securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or share capital of, or other equity or voting interest in, the Company or any of its Significant Subsidiaries, (3) no outstanding options, stock or share appreciation rights, warrants, restricted stock or share units, rights or other commitments or agreements to acquire from the Company or any of its Significant Subsidiaries, or that obligates the Company or any of its Significant Subsidiaries to issue, any share capital or capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for share capital or shares of capital stock of, or other equity or voting interest in, the Company or any of its Significant Subsidiaries, (4) no obligations of the Company or any of its Subsidiaries to grant, extend or enter into any subscription, option, warrant, call or other right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any share capital or capital stock of, or other equity or voting interest (including any voting debt) in, the Company or any of its Significant Subsidiaries, (5) no outstanding restricted shares, restricted stock or share units, stock or share appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights of the Company or any of its Significant Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of any share capital or capital stock of, or other securities or ownership interests, in the Company or any of its Significant Subsidiaries (the items in clauses (1), (2), (3), (4) and (5), together with the capital stock of the Company, being referred to collectively as “Company Securities”) and (6) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of the Company Securities. There are no outstanding Contracts of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. Upon any issuance of any Ordinary Shares in accordance with the terms of the Stock Plans, such Ordinary Shares will be duly authorized, validly allotted, fully paid up and issued without violation of any preemptive rights. Neither the Company nor any of its Significant Subsidiaries has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the shareholders of the Company or any Significant Subsidiary on any matter. Neither the Company nor any of its Significant Subsidiaries is a party to any Contracts restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any Company Securities other than as set forth in Section 5.1(b)(i)(b) of the Company Disclosure Letter. For purposes of this Agreement, a wholly owned Subsidiary of the Company shall include any Subsidiary of the Company of which all of the shares of capital stock of such Subsidiary are owned by the Company (or a wholly owned Subsidiary of the Company). All outstanding Company RSUs can be converted and/or cancelled, as applicable, by their terms in accordance with Section 4.3(a) and such treatment will not violate Section 409A of the Code. The Company ESPP can be frozen and terminated by its terms in accordance with Section 4.3(b). Correct and complete copies of the Comcast Warrants and Charter Warrants have been provided or made available to Buyer. There are no dividends or distributions declared or accumulated but unpaid with respect to any shares of the capital stock or other equity interests of the Company. For purposes of this Agreement, (A) “Comcast Warrant Agreement” means that certain Warrant and Registration Rights Agreement, dated June 29, 2016, by and among ARRIS International plc, Comcast Cable Communications Management, LLC and any other holders of warrants issued thereunder and (B) “Charter Warrant Agreement” means that certain Warrant and Registration Rights Agreement, dated September 30, 2016, by and among ARRIS International plc, Charter Communications Operating, LLC and any other holders of warrants issued thereunder.
(ii) Section 5.1(b)(ii)(a) of the Company Disclosure Letter sets forth a correct, complete and accurate list as of the date hereof of each Subsidiary of the Company and the jurisdiction of organization thereof. Except for the Company’s Subsidiaries or as set forth on Section 5.1(b)(ii)(b) of the Company Disclosure Letter or as would not be material to the Company and its Subsidiaries, taken as a whole, the Company does not own, directly or indirectly, any capital stock of, or any equity, membership interest, partnership interest, joint venture interest, or other equity or voting interest in, or any interest convertible into or exchangeable for any of the foregoing. Except as would not be material to the Company and its Subsidiaries, taken as a whole, or as set forth in Section 5.1(b)(ii)(c) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any Person.
(iii) Each of the Company’s Other Subsidiaries is a legal entity duly incorporated or organized, validly existing and in good standing (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States) under the Laws of the jurisdiction of its incorporation or organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where any such failure to be so qualified or licensed or in good standing is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company’s Other Subsidiaries is duly qualified or licensed to do business and is in good standing (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States) as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except where any such failure to be so qualified or licensed or in good standing is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Other Subsidiaries is not in violation of its articles of association, certificates of incorporation and bylaws or comparable organizational and governing documents.
(iv) Each of the outstanding shares of capital stock or other equity securities of each of the Company’s Other Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and issued without violation of any preemptive rights, and such securities and the securities listed on Section 5.1(b)(ii)(b) of the Company Disclosure Letter are owned by the Company or by a direct or indirect wholly owned Subsidiary of the Company, free and clear of any Lien, except for such transfer restrictions of general applicability as may be provided under the Securities Act and other applicable securities Laws and Permitted Liens. There are no outstanding (A) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Other Subsidiary of the Company, (B) options, stock appreciation rights, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Other Subsidiary of the Company, (C) obligations of the Company or any of its Subsidiaries to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt) in, any Other Subsidiary of the Company (the items in clauses (A), (B) and (C), together with the capital stock of the Other Subsidiaries of the Company, being referred to collectively as “Other Subsidiary Securities”) or (D) other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Other Subsidiary Securities. There are no Contracts of any kind that obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding Other Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any Contracts restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any Other Subsidiary Securities other than Permitted Liens. Neither the Company nor any of its Subsidiaries thereof has outstanding any bonds, debentures, notes or other obligations having the right to vote (or convertible into, or exchangeable or exercisable for securities having the right to vote) with the stockholders of the Other Subsidiaries of the Company on any matter.
(c) Corporate Authority; Approval and Fairness; Opinion of Financial Advisor.
(i) The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute and deliver this Agreement and, subject only to (x) the approval (i) of a simple majority in number of the shareholders of the Company present and voting (and entitled to vote on such matters), either in person or by proxy at the meeting of shareholders of the Company (and any adjournment of such meeting) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme (the “Court Meeting”) and (ii) the shareholders of the Company present and voting (and entitled to vote on such matters), either in person or by proxy at the Court Meeting representing not less than 75% in value of the Ordinary Shares held by such shareholders present and voting at such Court Meeting (or any such adjournment) and (y) the passing of the Special Resolutions by the holders of at least 75% of the outstanding Ordinary Shares with respect to which votes are cast at the General Meeting in person (including by corporate representative) or by proxy (and held by way of a poll) and entitled to vote on such matters at a shareholders’ meeting duly called and held for such purpose (the “General Meeting” and, together with the Court Meeting, the “Shareholders Meetings”), each in accordance with the Laws of the England and Wales, any order of the Court, the Companies Act, the Exchange Act and related rules and regulations, the rules and regulations of Nasdaq and other applicable Laws (such approvals at the Court Meeting and the General Meeting, together, the “Company Requisite Votes”), to perform its obligations under this Agreement and to consummate the Acquisition and other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).
(ii) As of the date hereof, the Board of Directors of the Company has, (A) by resolutions duly adopted at a meeting duly called and held, which resolutions have not been rescinded, modified or withdrawn as of the time of the execution and delivery of this Agreement, by unanimous vote of those directors present (1) determined that the Acquisition and the entry into the Agreement would promote the success of the Company for the benefit of its members as a whole and (2) has resolved, subject to Section 6.2, to recommend the issuance of the Scheme Document Annex and the approval of the Scheme and the transactions contemplated by this Agreement to shareholders of the Company and the adoption of the Special Resolutions (including the Amendment to the Articles), in each case, to the holders of Ordinary Shares (the “Company Recommendation”), and (B) received the opinion of the Company’s financial advisor, Evercore Group L.L.C. (“Evercore”), for inclusion in the Scheme Document Annex, to the effect that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth therein, the Per Share Acquisition Consideration is fair, from a financial point of view, to the holders of the Ordinary Shares entitled to receive such Per Share Acquisition Consideration.
(iii) The Company Requisite Votes are the only votes of the holders of Ordinary Shares necessary to approve the Scheme and the Acquisition and adopt the Special Resolutions.
(d) Governmental Filings; No Violations; Certain Contracts.
(i) Except for (A) the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, (B) compliance with and filings or notifications (and expiration of waiting period) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), with respect to the Acquisition and the transactions contemplated hereby, (C) the applicable rules, regulations and requirements of Nasdaq, (D) the passing of the Company Requisite Votes and the receipt of the Sanctioning Order, (E) the filing of the Sanctioning Order with the Registrar of Companies of England and Wales, (F) the filings with, and (if applicable) approvals from, the European Commission of a merger notification under the EUMR and (G) the filings, and (if applicable) approvals, under the applicable Acquisition Antitrust Laws with respect to the Acquisition and the transactions contemplated hereby, no notices, reports or other filings are required to be made by the Company or any of its Subsidiaries with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Company or any of its Subsidiaries from, any governmental or regulatory authority, agency, commission, body, department, board, instrumentality, court, tribunal or arbitrator of competent jurisdiction or other legislative, executive or judicial governmental entity or any quasi-governmental authority, governmental or non-governmental self-regulatory organization, agency or authority, in each case whether federal, state, local, county, provincial, and whether domestic or foreign (each a “Governmental Entity”), in connection with the execution, delivery and performance of this Agreement by the Company and the consummation of the Acquisition and the other transactions contemplated hereby, except those that the failure to make or obtain is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii) Subject to obtaining the approvals described in Section 5.1(d)(i), the execution, delivery and performance of this Agreement by the Company does not, and the consummation of the Acquisition and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the articles of association of the Company or articles of association, certificates of incorporation and bylaws or comparable organizational and governing documents of any of the Company’s Subsidiaries, (B) except as set forth on Section 5.1(d)(ii) of the Company Disclosure Letter, with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or a default under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets, of the Company or any of its Subsidiaries pursuant to any agreement, lease, license, contract, note, bond, mortgage, permit, franchise, indenture or other instrument or obligation, in each case whether or not oral or written (each, a “Contract”) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of their respective properties are bound or any License of the Company or any of its Subsidiaries or (C) assuming compliance with the matters referred to in Section 5.1(d)(i), a violation of any Law or any rule or regulation of Nasdaq to which the Company or any of its Subsidiaries is subject, except, in the case of clause (B) or (C) above, for any such breach, violation, termination, default, creation, acceleration or change that is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e) Company Reports; Financial Statements.   Except as set forth in Section 5.1(e) of the Company Disclosure Letter:
(i) The Company has filed or furnished, as applicable, on a timely basis all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act on or after December 31, 2016 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished since the Applicable Date and those filed or furnished subsequent to the date hereof, including any amendments thereto, the “Company Reports”). Each of the Company Reports complied or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (or, if amended prior to the date hereof, as of the date of such amendment), the Company Reports did not, and any Company Reports filed or furnished with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments received from the SEC with respect to any of the Company Reports.
(ii) Since the Applicable Date, subject to any applicable grace periods, the Company has been and is in compliance in all material respects with the applicable provisions of  (A) the Sarbanes-Oxley Act and (B) the applicable listing and corporate governance rules and regulations of Nasdaq. As of the date of this Agreement, no executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.
(iii) Each of the consolidated financial statements included in or incorporated by reference into the Company Reports as amended prior to the date hereof  (including the related notes and schedules thereto) have been or will be, as the case may be, prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) (except as may be indicated in the notes thereto), consistently applied, and fairly present in all material respects, or, in the case of Company Reports filed after the date hereof, will fairly present in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the date thereof and the consolidated results of operations and cash flows and shareholders’ equity for the periods then ended (except (x) as may be indicated in the notes to such financial statements or (y) in the case of unaudited financial statements, for the fact that such financial statements may not contain certain footnotes and other presentation items, are subject to normal year-end adjustments or as otherwise permitted by Form 10-Q.
(iv) The Company has established and maintains a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act), which is reasonably designed to provide reasonable assurances regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (1) all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC and (2) all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports. Based on the most recent evaluation of internal controls over financial reporting prior to the date of this Agreement, management of the Company has disclosed to the Company’s auditors and the Audit Committee of the Board of Directors of the Company (a) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are, to the Knowledge of the Company, reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (b) any fraud or, to the Knowledge of the Company, any allegation of fraud that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them by the Public Company Accounting Oversight Board in Auditing Standard No. 2.
(f) Absence of Certain Changes.   Since December 31, 2017 through the date of this Agreement, the Company and its Subsidiaries have conducted their respective businesses in all material respects only in accordance with the ordinary course of such businesses, consistent with past practice, except in connection with this Agreement and the transactions contemplated herein. Since December 31, 2017 through the date of this Agreement, there has not been or occurred or there does not exist, as the case may be, any Effect that has had or would reasonably be expected to have, individually or in the aggregate with any other Effects, a Company Material Adverse Effect.
(g) Litigation; Liabilities.
(i) Except as set forth in Section 5.1(g) of the Company Disclosure Letter, as of the date of this Agreement, there are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings by or before any Governmental Entity (“Proceedings”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or against any of their respective properties or assets other than a Proceeding that is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii) As of the date of this Agreement, none of the Company nor any of its Subsidiaries nor any of their respective properties or assets is a party to or subject to any outstanding judgment, order, writ, rule, decision, injunction, decree or award of any Governmental Entity, arbitrator, or mediator or any settlement agreement or compliance agreement entered into connection with any Proceeding that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(iii) Neither the Company nor any of its Subsidiaries has any liabilities, indebtedness, commitments or obligations of any nature (whether accrued, absolute, contingent, matured, unmatured, known or unknown, fixed or otherwise) (“Liabilities”) which would be required to be reflected or reserved against on a consolidated balance sheet of the Company prepared in accordance with GAAP or the notes thereto, other than Liabilities (A) set forth or as reflected or reserved against in the Company’s consolidated balance sheets or disclosed in the notes thereto, included in the Company Reports filed prior to the date of this Agreement, (B) incurred in the ordinary course of business consistent with past practice since December 31, 2017, (C) that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or (D) under this Agreement and fees and expenses payable to any accountant, outside legal counsel or financial advisor which are incurred in connection with the negotiation of this Agreement or the consummation of the transactions contemplated by this Agreement (including the Acquisition).
(iv) The term “Knowledge” when used in this Agreement with respect to the Company shall mean the actual knowledge of those persons set forth in Section 5.1(g)(iv) of the Company Disclosure Letter after due inquiry of such person’s direct reports.
(h) Employee Benefits.
(i) As used herein, “Benefit Plans” shall mean all material benefit and/or compensation plans, contracts, policies or arrangements including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (whether or not subject to ERISA and including all plans of such type under foreign laws and foreign equivalents), and any and all other deferred compensation, retirement, severance, equity compensation, stock option, stock purchase, stock appreciation rights, stock unit, stock based, incentive, change in control, bonus, health and welfare insurance, fringe benefits, profit sharing and pension plans relating to or covering current or former employees of the Company and its Subsidiaries (the “Employees”), and any spouse, beneficiary, or alternate payee of any of the foregoing, under which there is or may be any Liabilities of the Company or any of its Subsidiaries whether or not such Benefit Plan is or is intended to be (A) arrived at through collective bargaining or otherwise, (B) funded or unfunded, (C) covered or qualified under the Code, ERISA or other applicable law, or (D) set forth in an employment agreement or consulting agreement. As used herein, “Non-U.S. Benefit Plans” shall mean Benefit Plans maintained outside of the United States primarily for the benefit of Employees working outside of the United States and “U.S. Benefit Plans” shall mean all Benefit Plans other than Non-U.S. Benefit Plans.
(ii) Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all U.S. Benefit Plans have been maintained in compliance with ERISA, the Code and any other applicable Laws. Without limiting the foregoing, neither the Company nor its Subsidiaries has any Liabilities under Code Section 4980H that, individually or in the aggregate, have had or are reasonably likely to have a Company Material Adverse Effect. Each U.S. Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or, if a prototype or volume submitter plan, opinion letter from the Internal Revenue Service (the “IRS”) on which the Company is entitled to rely, and, to the Knowledge of the Company, no circumstances exist as of the date hereof that would reasonably be expected to result in the loss of the qualification of such U.S. Benefit Plan under Section 401(a) of the Code. Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any U.S. Benefit Plan that could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA. Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all contributions due from the Company or any of its Subsidiaries or their employees with respect to each Benefit Plan have been timely made or have been properly accrued as Liabilities of the Company or a Subsidiary of the Company and properly reflected in the consolidated financial statements of the Company in accordance with the terms of the applicable Benefit Plan and GAAP.
(iii) Except as described in Section 5.1(h)(iii) of the Company Disclosure Letter, neither the Company, any of its Subsidiaries nor any other entity that, together with the Company or any of its Subsidiaries, is treated as a single employer under Section 414 of the Code or Section 4001 of ERISA (each, a “Company ERISA Affiliate”) maintains or contributes or has within the past six years maintained or contributed to a pension plan that is subject to subtitles C or D of Title IV of ERISA or Sections 412 or 430 of the Code (collectively a “Pension Plan”). With respect to each Pension Plan, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) no reportable event (within the meaning of Section 4043 of ERISA) that has occurred within the past six years or is reasonably expected to occur, (B) according to the latest actuarial information, has a certified Adjusted Funding Target Attainment Percentage (AFTAP) of at least 80% as determined as of the end of the most recent plan year under the rules prescribed by the Pension Protection Act of 2006, (C) the Company, its Subsidiaries and any Company ERISA Affiliate have made when due any required installments within the meaning of Section 430(j) of the Code and Section 303(j) of ERISA, (D) neither the Company, its Subsidiaries nor any Company ERISA Affiliate is required to provide security under Section 401(a)(29) of the Code, (E) all premiums (and interest charges and penalties for late payment, if applicable) have been paid when due to the Pension Benefit Guaranty Corporation (“PBGC”), (F) except as described in Section 5.1(h)(iii) of the Company Disclosure Letter, no filing has been made by the Company, any Subsidiary, or any Company ERISA Affiliate with the PBGC and no proceeding has been commenced by the PBGC to terminate any such Pension Plan and no condition exists which could reasonably be expected to constitute grounds for the termination of any such Pension Plan by the PBGC and (G) all assets, Liabilities and obligations related to any Pension Plan, any other defined benefit plan and any nonqualified deferred compensation plan (including any pension, lump sum, gratuity, annuity, indemnity, compensation or similar benefit provided or to be provided on or after retirement (including early retirement), death, disability or termination of employment based on service with an employer, termination indemnity and seniority premium arrangements and mandatory government arrangements) have been accurately accrued and reported in the Company’s consolidated financial statements in all material respects and in accordance with GAAP, where applicable.
(iv) The Company, its Subsidiaries and each Company ERISA Affiliate do not have, and have not in the last six years had, any obligation to contribute to any plan within the meaning of ERISA Sections 3(37) and 4001(a)(3) (a “Multiemployer Plan”). The Company, its Subsidiaries and each Company ERISA Affiliate do not and have not in the last six years, maintained or sponsored a plan sponsored by more than one employer within the meaning of ERISA Sections 4063 or 4063 or Code Section 413(c) (a “multiple employer plan”).
(v) There is no (and during the past two years there has been no) material Proceeding pending or, to the Knowledge of the Company, threatened relating to the Benefit Plans, other than routine claims for benefits. Except as described in Section 5.1(h)(v) of the Company Disclosure Letter, none of the Benefit Plans provide for medical, life or death benefits beyond termination of service or retirement, other than pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, any similar state or local Law or any foreign Law.
(vi) Neither the execution of this Agreement, the approval of the Scheme by holders of shares constituting the Company Requisite Votes nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) will (A), except as described in Section 5.1(h)(vi)(a) of the Company Disclosure Letter, (i) entitle any employee, officer, director or individual consultant of the Company or any Subsidiary of the Company to severance pay (other than severance pay required by any Law) or any increase in severance pay upon any termination of employment, (ii) result in, cause the vesting, exercisability or delivery of, or increase in the amount or value of, any payment, right or benefit to any employee, officer, director or individual consultant of the Company or any Subsidiary of the Company or result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or (iii) accelerate the time of payment or vesting or exercisability, or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other material obligation pursuant to, any of the Benefit Plans or (B) except as described in Section 5.1(h)(vi)(b) of the Company Disclosure Letter, result in an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code). Except as described in Section 5.1(h)(vi)(c) of the Company Disclosure Letter, no Benefit Plan provides for the gross-up or reimbursement of Taxes under Section 4999 of the Code or otherwise.
(vii) Except as is not and is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, all Non-U.S. Benefit Plans have been maintained in compliance with applicable local Law. With respect to each Non-U.S. Benefit Plan: (A) except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the fair market value of the assets of each funded Non-U.S. Benefit Plan, the liability of each insurer for any Non-U.S. Benefit Plan funded through insurance or the book reserve established for any Non-U.S. Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the projected benefit obligations and any Liabilities or obligations incurred through the Closing Date, with respect to all current or former participants in such plan according to the actuarial assumptions and valuations most recently used to determined employer contributions to such Non-U.S. Benefit Plan, and no transaction contemplated by this Agreement shall cause such assets or insurance obligations to be less than such benefit obligation and (B) each Non-U.S. Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Entity.

(viii) Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each U.S. Benefit Plan that is a non-qualified deferred compensation plan or arrangement within the meaning of Section 409A of the Code and not otherwise exempt from Code section 409A, and any underlying award, is in documentary and operational compliance in all material respects with Section 409A of the Code and all IRS guidance thereunder to the extent applicable to such U.S. Benefit Plan. Except as described in Section 5.1(h)(viii) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has agreed to reimburse or indemnify any participant in any Benefit Plan for any taxes, interest or penalties or other amounts imposed or accelerated under Section 409A of the Code (whether currently due or as may be triggered in the future).
(i) Compliance with Laws; Licenses.
(i) The businesses of each of the Company and its Subsidiaries have not been since the Applicable Date, and are not being, conducted in violation of any international, federal, state, local or foreign law, statute or ordinance, common law, constitution, treaty, convention or any rule, regulation, resolution, directive, code, ruling, edict, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license or permit or other similar requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (collectively, “Laws”), except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as contemplated by Section 5.1(i)(i) of the Company Disclosure Letter and as of the date hereof, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, nor has the Company or any of its Subsidiaries received written notice from any Governmental Entity stating an intention of such Governmental Entity to conduct the same, except for those the outcome of is not and which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since the Applicable Date, each of the Company and its Subsidiaries has obtained and is in compliance with all permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders issued or granted by a Governmental Entity (“Licenses”) necessary to own, lease or operate their properties and to conduct their businesses as presently conducted, each of which is valid and in full force and effect and is not subject to any pending or, to the Knowledge of the Company, threatened Proceedings to revoke, cancel, suspend, adversely modify, not renew or declare any such License invalid, except, in each case, which is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity alleging any violation by the Company or any of its Subsidiaries of any Licenses or the failure to have any required Licenses, that remains outstanding or unresolved, except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. As of the date hereof, the Company and its Subsidiaries are not conducting and do not have pending any investigation in connection with which outside legal counsel has been retained with respect to any actual, potential or alleged violation of any applicable Laws, except as to which, if any such violation under investigation in fact existed, such violation (or the remedy thereof) is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii) None of the Company, any of its Subsidiaries or any officer, director, agent, employee or other Person acting on their behalf, has, directly or indirectly (A) taken any action that would cause them to be in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “Foreign Corrupt Practices Act”) or other Anti-Corruption and Anti-Bribery Laws, (B) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (C) made, offered or authorized any unlawful payment, or other thing of value, to foreign or domestic government officials or employees or (D) made, offered or authorized any bribe, rebate, payoff, influence payment, kickback or similar payment in violation of the FCPA or other Anti-Corruption and Anti-Bribery Laws. “Anti-Corruption and Anti-Bribery Laws” shall mean the FCPA, as amended, any rules or regulations thereunder, or any other applicable United States or foreign anti-corruption or anti-bribery Laws or regulations (including the UK Bribery Act 2010). Neither the Company nor any of its Subsidiaries has at any time during the past five (5) years committed any violation of any Export and Import Control Laws, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. “Export and Import Control Laws” means all applicable Laws, regulations, or orders of any jurisdiction, including but not limited to the United States, related to imports, exports controls, boycotts, economic sanctions or trade embargoes. To the Knowledge of the Company and as of the date of this Agreement, neither the Company nor any of its Subsidiaries is or has been within the past five (5) years the target of any inquiry, investigation, settlement, plea agreement or enforcement action by a Governmental Entity involving an alleged or suspected violation of the FCPA, any other Anti-Corruption and Anti-Bribery Laws or any Export and Import Control Laws, except for such inquiries, investigations, settlements, plea agreements or enforcement actions that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has a customer or supplier relationship with or is a party to any Contract with any person or entity that is (a) on the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) list of specially designated nationals and blocked persons (the “SDN List”), (b) owned or controlled or acting on behalf of a Person on the SDN List, (c) otherwise the target of economic sanctions administered by OFAC or owned or controlled by, or acting on behalf of, such Person that is otherwise the target of economic sanctions administered by OFAC, or (d) listed on the U.S. Department of Commerce’s Denied Persons List or Entity List. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has a customer or supplier relationship with or is a party to any Contract with any person or entity that (i) has its principal place of business or the majority of its business operations (measured by revenues) located in a country subject to comprehensive sanctions (currently, Cuba, the Crimea Region of Ukraine, Iran, and North Korea); (ii) has been convicted of or charged with a felony relating to money laundering; or (iii) is under investigation by any Governmental Entity for money laundering.
(iii) Except as, individually or in the aggregate, is not and would not reasonably be expected to have a Company Material Adverse Effect, (A) the Company and each of its Subsidiaries has complied with (x) all terms and conditions of each of the Government Contracts and Government Contract Bid and (y) all statutory and regulatory requirements where and as applicable to each of the Government Contracts and the Government Contract Bids, (B) the representations, certifications and warranties made by the Company and/or its Subsidiaries with respect to each of the Government Contracts or Government Contract Bids were accurate as of their effective dates and (C) neither the Company nor its Subsidiaries has been excluded from participation in contracting with any Governmental Entity or received a substantially adverse or negative evaluation or rating that could reasonably be expected to adversely affect the evaluation by the Governmental Entity or other potential customers of bids or proposals for future Contracts with a Governmental Entity. “Government Contract” shall mean any (1) prime contract, grant agreement, cooperative agreement, or other Contract with a Governmental Entity to which the Company or any of its Subsidiaries is a party or (2) any subcontract under any such Contract listed in subpart (1) above to which the Company or any of its Subsidiaries is a party. “Government Contract Bid(s)” shall mean any quotations, bids and/or proposals for awards of new Contracts with a Governmental Entity.
(j) Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition,” “interested stockholder,” “business combination” or other similar anti-takeover Law (each, a “Takeover Statute”) is applicable to the Company, the Ordinary Shares, the Acquisition or the other transactions contemplated by this Agreement. The Company does not have in effect any stockholder rights plan or “poison pill,” and, without limiting the foregoing, the Company has not exercised any rights under Sections 5 or 6 of its current articles of association and does not have any Rights Plan or Rights (as defined in its current articles of association) or similar plan outstanding or in effect. Representatives of the Company have participated in a conference call with the Executive of the Panel on Takeovers and Mergers in the United Kingdom on which the Executive has confirmed that it does not consider the Company to be subject to the jurisdiction of the Panel on Takeovers and Mergers in the United Kingdom.
(k) Environmental Matters.
(i) Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (A) the Company and its Subsidiaries are, and have at all times been, in compliance with applicable Environmental Laws, (B) the Company and its Subsidiaries possess, and have at all times possessed, all Licenses required under applicable Environmental Laws for the operation of their business, each of which is valid and in full force and effect and is not subject to any pending or, to the Knowledge of the Company, threatened Proceedings to revoke, cancel, suspend, adversely modify, not renew or declare any such License invalid nor, to the Knowledge of the Company, is there any reasonable basis for the revocation, cancellation, suspension, adverse modification, non-renewal or declaration of invalidity of any such License, (C) the use, handling, manufacture, treatment, processing, storage, generation, release, discharge and disposal of Hazardous Substances by the Company and its Subsidiaries comply, and have at all times, complied with all applicable Environmental Laws and there has been no presence, use, production, generation, sale, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of Hazardous Substances on, at, in or underneath any of the Owned Real Property or on, at, in or underneath any property formerly owned or operated by any Company or its Subsidiaries, (D) neither the Company nor any of its Subsidiaries has received from any Governmental Entity or any other Person any written claim, notice of violation or citation concerning any violation or alleged violation of, or Liability or alleged Liability under, any applicable Environmental Law during the four years preceding the date hereof, (E) there are no writs, injunctions, decrees, orders or judgments outstanding, or any Proceedings pending or, to the Knowledge of the Company, threatened, concerning compliance by the Company or any of its Subsidiaries with, or Liability of the Company or any Subsidiary under, any Environmental Law and (F) the Company and its Subsidiaries do not have any Liability under any applicable Environmental Laws.
(ii) As used herein, the term “Environmental Law” means any applicable Law, regulation, code, order, judgment, decree or injunction from any Governmental Entity concerning (A) the protection of human health as it relates to exposure to any Hazardous Substance or the protection of the environment, including air (both ambient air and indoor air), surface water, groundwater, drinking water, soil, land, stream sediments, surface or subsurface strata, plant and animal life, and natural resources or (B) the production, manufacture, transport, treatment, use, storage, handling, release or disposal of Hazardous Substances.
(iii) As used herein, the term “Hazardous Substance” means any substance listed, defined, designated, classified or regulated on the date hereof as hazardous, contaminant, toxic or a pollutant (or words of similar import) under any applicable Environmental Law, including asbestos, polychlorinated biphenyls, petroleum and petroleum products.
(l) Taxes.   Except as set forth in Section 5.1(l) of the Company Disclosure Letter:
(i) Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (A) all Tax Returns required to have been filed by the Company and each of its Subsidiaries have been timely filed (taking into account any applicable extensions), and each such Tax Return is complete and accurate; (B) all Taxes due and payable by the Company and each of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid, except for Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established in their financial statements in accordance with GAAP; and (C) the Company and each of its Subsidiaries has made adequate provision in its consolidated financial statements in accordance with GAAP for payment of all Taxes that are not yet due and payable.

(ii) There is no material audit, examination, investigation or other Proceedings pending or, threatened in writing against the Company or any of its Subsidiaries in respect of any Taxes. Each assessed deficiency resulting from any audit, examination or other Proceeding relating to Taxes by any Governmental Entity has been timely paid or otherwise finally resolved. There are no material Liens on any of the material assets of the Company or any of its Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax, other than Liens for Taxes not yet due and payable or being contested in good faith by appropriate proceedings and adequately reserved for in the latest audited financial statements included in the Company Reports.
(iii) The Company and each of its Subsidiaries has timely withheld and paid all amounts of Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, agent, creditor, stockholder, member, customer, supplier, nonresident or other third party, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(iv) Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of a material amount of income Taxes or agreed to any extension of time with respect to a material amount of income Tax assessment or deficiency which waiver or extension has not expired or been terminated.
(v) Neither the Company nor any of its Subsidiaries (A) is a party to any Tax allocation or sharing agreement or any material Tax indemnity agreement (other than any commercial Contracts entered in the ordinary course of business that do not relate primarily to Taxes), (B) has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date hereof that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or foreign Law), (C) within the previous six (6) years, is or has been a member of an affiliated group (other than a group the common parent of which is or was the Company) filing an affiliated, consolidated, combined or unitary Tax return, (D) has any material Liability for the Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulation §1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, or otherwise, (E) has engaged in any listed transaction described in Treasury Regulation §1.6011-4(b)(2) or (F) within the previous (6) years has received written notice from a Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns claiming that the Company or any such Subsidiary is or may be subject to taxation by that jurisdiction (except for any claims that would not reasonably be expected to be material) that has not been resolved.
(vi) No gain recognition agreements under Section 367 of the Code have been entered into with respect to the Company or any of its Subsidiaries that is currently in force.
(vii) Neither the Company nor any of its Subsidiaries organized in non-U.S. jurisdictions is treated as a U.S. corporation under Section 7874(b) of the Code.
(viii) Except as set forth in Section 5.1(l)(viii) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a “passive foreign investment company” within the meaning of Section 1297 of the Code or the Treasury Regulations promulgated thereunder (without regard to the provisions of Section 1297(d) of the Code).
(ix) Neither the Company nor Arris US Holdings Inc. is or has been within the five (5) year period described in Section 897(c)(1) of the Code a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code. None of the Subsidiaries organized in non-U.S. jurisdictions (other than any such Subsidiaries that are owned by any member of the Domestic Group) (and for the avoidance of doubt including any such Subsidiaries acquired or formed between the date hereof and the Closing Date) owns as of the date hereof nor will own as of the Closing Date any “United States real property interest” within the meaning of Section 897(c)(1) of the Code. Neither the Company nor any of its Subsidiaries has elected under Section 897(i) of the Code to be treated as a “domestic corporation.”
(x) Neither the Company nor any of its Subsidiaries has participated in or cooperated with an international boycott, within the meaning of Section 999 of the Code.

(xi) The Company has not made any election that would cause it to be treated as a domestic corporation for U.S. federal income tax purposes.
(xii) As used in this Agreement, (A) the term “Tax” (including, with correlative meaning, the term “Taxes”) includes all federal, state, local and foreign taxes, charges, fees, levies, imposts, duties, or other like assessments, including assessments for unclaimed property, as well as income, gross receipts, excise, production, employment, sales, use, transfer, intangible, recording, license, payroll, franchise, severance, documentary, stamp, occupancy, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, base erosion and anti-abuse (including taxes under Section 59A of the Code), transition (including taxes under Section 965 of the Code), estimated, or other tax or governmental fee of any kind whatsoever, or any amount in respect of unclaimed property or escheat, imposed by or required to be paid or withheld by the United States or any state, local or foreign government or subdivision or agency thereof, including any related interest, penalties and additions imposed thereon or with respect thereto, and (B) the term “Tax Return” includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns, and claims for refund, and any attachment thereto and amendment thereof) required to be supplied to a Governmental Entity relating to Taxes.
(xiii) Solely for purposes of Section 269B of the Code, no share or other beneficial ownership interest in the Company or any of its Subsidiaries organized in non-U.S. jurisdictions has been (or will be, as a result of a transaction occurring on or before the Closing Date), by reason of form of ownership, restrictions on transfers, or other terms and conditions, transferred or required to be transferred in connection with a transfer of any interest in a domestic entity for U.S. federal income tax purposes.
(xiv) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has a permanent establishment (within the meaning of an applicable Tax treaty) or other fixed place of business in any country other than where such entity is organized for any material Tax purpose, except as set forth in Section 5.1(l)(xiv) of the Company Disclosure Letter.
(xv) Except as set forth in Section 5.1(l)(xv) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a “controlled foreign corporation” within the meaning of Section 957(a) of the Code as it was published immediately prior to the enactment of Public Law No. 115-97 (12/22/2017).
(xvi) No material private letter rulings, technical advice memoranda, advance pricing agreements or similar agreements (other than closing agreements) or rulings relating to U.S. federal, state and foreign income Taxes have been received from any Governmental Entity by the Company or any of its Subsidiaries within the previous six (6) years.
(m) Labor Matters.
(i) Except as set forth in Section 5.1(m)(i)(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is as of the date of this Agreement a party to or otherwise bound by any collective bargaining agreement or other Contract with a labor union, labor organization, employee organization or works council. Neither the Company nor any of its Subsidiaries is the subject of any Proceedings asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or seeking to compel it to bargain with any labor union, labor organization, employee organization or works council, nor is there pending or, to the Knowledge of the Company, threatened, nor has there been since the Applicable Date any labor strike, dispute, walk-out, work stoppage, slow-down or lockout involving the Company or any of its Subsidiaries, except, in each case, as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 5.1(m)(i)(b) of the Company Disclosure Letter sets forth a true and correct list of each trade union, works council or other employee representative group, which, pursuant to applicable Law or agreement, must be notified or consulted or with which negotiations need to be conducted in connection with the transactions contemplated by this Agreement.

(ii) No material unfair labor practice complaint is pending against the Company or any of its Subsidiaries, has occurred since the Applicable Date or, to the Knowledge of the Company, is threatened in writing before the National Labor Relations Board or any other Governmental Entity.
(n) Intellectual Property.
(i) The Company and its Subsidiaries have sufficient rights to use all Intellectual Property necessary for or used, or held for use, in their businesses as conducted on the date hereof, and which is sufficient for their businesses as conducted on the date hereof, except, in each case, as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; provided that nothing in this sentence constitutes a representation and warranty as to non-infringement of any Intellectual Property owned by a third party. Except as set forth in Section 5.1(n) of the Company Disclosure Letter, no claim or other Proceeding has been asserted or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries concerning the ownership, validity, registerability, enforceability, infringement, use or licensed right to use any Intellectual Property except, in each case, as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, no person is infringing upon, misappropriating, or otherwise violating any Intellectual Property owned by the Company, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries does not infringe upon, misappropriate, or otherwise violate, and within the applicable statute of limitations periods has not infringed upon, misappropriated, or otherwise violated, any Intellectual Property owned by a third party, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, the consummation of the transactions contemplated hereby does not create any obligation of disclosure or provide any access by a third party to any software source code of the Company or a Subsidiary except, in each case, as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The consummation of the transactions contemplated hereby shall not impair the right, title or interest of the Company or any Subsidiary of the Company in or to any Intellectual Property owned or licensed by the Company and its Subsidiaries, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(ii) All right, title and interest in and to all Trademarks, Copyrights and Patents owned by the Company or its Subsidiaries as of the date hereof that are currently registered with or subject to a pending application for registration before any Governmental Entity or internet domain name registrar (collectively the “Company Registered IP”) are owned exclusively by the Company or its Subsidiaries free and clear of any Liens, except for Permitted Liens, are subsisting and, to the Knowledge of the Company, are valid and enforceable and in full force and effect, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. One or more of the Company or its Subsidiaries has made or caused to be made all necessary filings and paid all necessary registration, maintenance and renewal fees for the purpose of maintaining such Company Registered IP, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company or its Subsidiaries have taken reasonable steps to maintain, protect, and enforce the Intellectual Property owned by the Company and its Subsidiaries, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(iii) Subject to laws of local jurisdictions, each of the Company and its Subsidiaries has and follows a policy requiring all employees, independent contractors and consultants with access to its trade secrets and confidential information, or who assist in the development of Intellectual Property owned by or to be owned by any of the Company or its Subsidiaries, to execute confidentiality and invention assignment agreements in favor of the Company and its Subsidiaries, as applicable, pursuant to which he, she or it (A) agrees to protect the confidential information of the Company and its Subsidiaries and (B) assigns to the Company or one of its Subsidiaries all Intellectual Property created in the course of his, her or its employment or other relationship with the Company or one of its Subsidiaries, without further consideration or any restrictions or obligations on the use or ownership of such Intellectual Property, and such agreements are valid and enforceable in accordance with their terms, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(iv) None of the software owned by the Company and its Subsidiaries and, to the Knowledge of the Company, no software licensed to the Company or any of its Subsidiaries, incorporates or is combined or distributed with any open source, community source, shareware, freeware or other code, or is otherwise subject to any “copyleft” or other obligation or condition (including, any obligation or condition under any “open source” or similar license) in a manner that would reasonably be expected to result in such software being covered by any license, such as the GNU General Public License, or any other licensing regime, in each case that would condition the use, license, or distribution of any software owned by the Company or its Subsidiaries or require the Company or any of its Subsidiaries unintentionally or inadvertently to (A) disclose or distribute the source code for any software owned by the Company or its Subsidiaries, (B) license any software owned by the Company or its Subsidiaries for the purpose of making derivative works, (C) grant to any Person any rights or immunities under any Intellectual Property owned or exclusively licensed to the Company or any of its Subsidiaries or (D) distribute any software owned by the Company or its Subsidiaries at no charge or minimal charge, in each case, except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(v) For purposes of this Agreement, “Intellectual Property” means all intellectual property and proprietary rights and interests in any jurisdiction throughout the world, whether registered or unregistered, including and in and to the following: (A) trademarks, service marks, brand names, Internet domain names, Internet account names (including social networking and media names, IDs, identification numbers, and accounts), dialing and messaging short codes, logos, slogans, trade dress, trade names, business names, corporate names, and other indicia or other designations of source or origin, all applications and registrations for the foregoing, including all renewals of the same, and all common law rights thereto and goodwill associated therewith and symbolized thereby, in each case, that are subject to protection under applicable Law (collectively, “Trademarks”), (B) patents, statutory invention registrations, utility models, and industrial designs, and applications for any of the foregoing, including divisions, continuations, continuations-in-part, provisionals, renewals, revisions, extensions, re-examinations, continued prosecutions, and reissues thereof  (collectively, “Patents”), (C) inventions (whether patentable or unpatentable and whether or not reduced to practice), invention disclosures, shop rights, trade secrets and other proprietary confidential information, data, and know-how, including the trade secrets and other proprietary confidential information, data, and know-how in processes, technologies, techniques, protocols, methodologies, methods, business methods, ideas, customer lists, potential customer lists, supplier lists, algorithms, formulas, compositions, models, designs, drawings, specifications, architectures, layouts, lab journals, notebooks, engineering schematics, research and development information, technical data, pricing and cost information, and business, financial, and marketing plans, proposals, and methods, in each case, that are subject to protection under applicable Law, and (D) original works of authorship, including databases, data collections, and other compilations of information (including knowledge databases and customer databases), software (including source, object, and any other code variants thereof, including for any computer programs, applications, applets, compilers, assemblers, interfaces, utilities, diagnostics, tools, firmware, each of the foregoing in any form or format, and documentation (including user manuals and training materials) relating to any of the foregoing), copyrightable works, industrial designs and models, masks works, flow charts, manuals, training materials, website content, advertising content, and promotional materials, and including copyrights and copyright registrations and applications therefor, and all renewals, extensions, amendments, alternations, modifications, restorations, and reversions thereof, in each case, that are subject to protection under applicable Law, and any moral rights of any of the foregoing (collectively, “Copyrights”).

(o) Insurance.   Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (a) all insurance policies of the Company and its Subsidiaries are in full force and effect and are valid and enforceable and provide insurance in such amounts and against such risks as is sufficient to comply with applicable Law and there is no existing default or event which, with or without the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder; and (b) all premiums due with respect to such insurance policies have been paid.
(p) Real Property.
(i) Except in any such case as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or its applicable Subsidiary has good and valid title to each parcel of real property owned by the Company or any of its Subsidiaries (the “Owned Real Property”), free and clear of all Liens except for Permitted Liens.
(ii) Except in any such case as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or its applicable Subsidiary holds good and valid leasehold interests in the real property which is leased or subleased by the Company or any of its Subsidiaries (the “Leased Real Property”), free and clear of all Liens. Section 5.1(p)(ii) of the Company Disclosure Letter contains a true and complete list, as of the date hereof, of each parcel of Leased Real Property (A) that is one of the sixteen “larger leased sites” listed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 in its response to Item 2 thereof, (B) that contains a manufacturing facility or (C) with an annual rent payment in excess of  $2 million (collectively, the “Material Leased Real Property”). Each Contract of the Company or its applicable Subsidiary for the Material Leased Real Property, where such Contract constitutes a lease of real property establishing a leasehold estate under which the Company or its applicable Subsidiary is a tenant or subtenant (a “Material Lease”), is valid and binding on the Company and each of its Subsidiaries that is a party thereto (but in each case subject to the Bankruptcy and Equity Exception) and, to the Knowledge of the Company, each other party thereto and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no default (beyond applicable grace, notice and/or cure periods, if any) under any Material Lease by the Company or any of its Subsidiaries that is a party thereto, or to the Knowledge of the Company any other party thereto, and no event has occurred that with notice or lapse of time or both would constitute a default thereunder by the Company or any of its Subsidiaries that is a party thereto, or to the Knowledge of the Company any other party thereto, except in each case as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Complete and correct copies of each Material Lease and any material amendments thereto have been provided or made available to Buyer prior to the date hereof. Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no condemnation or eminent domain proceedings or compulsory purchase pending or, to the Knowledge of the Company, threatened with respect to the Owned Real Property or Material Leased Real Property that would interfere with the present use of the real property subject thereto by the Company or its Subsidiaries.
(q) Contracts.
(i) Except as listed on Section 5.1(q) of the Company Disclosure Letter, none of the Company or any of its Subsidiaries is a party to or bound by any Contract as of the date of this Agreement:
(A) that would be required to be filed by the Company with the SEC pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act that has not been so filed;
(B) (1) containing covenants of the Company or any of its Subsidiaries purporting to limit in any material respect any line of business, industry or geographical area in which the

Company or its Subsidiaries may operate or limiting the right of the Company or any of its Subsidiaries to compete with any Person or levying a fine, charge or other payment for doing so, or (2) limiting the right of the Company or any of its Subsidiaries pursuant to any “most favored nation” or “exclusivity” or “sole sourcing” provisions, in each case of the above other than (a) any such Contracts that may be cancelled without Liability to the Company or its Subsidiaries upon notice of 90 days or less or (b) where any such covenants or other provisions are not material to the Company or any of its Subsidiaries;
(C) that would be required to be disclosed by Section 404(a) of Regulation S-K under the Exchange Act;
(D) that contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets constituting a division or business line of any Person, in each case, other than acquisitions by the Company or any of its Subsidiaries of the foregoing that have a fair market value or purchase price of less than $30 million individually or $50 million in the aggregate;
(E) that contains any standstill or similar agreement pursuant to which the Company or any of its Subsidiaries currently is restricted from acquiring assets or securities of another Person;
(F) other than with respect to any partnership that is wholly owned by the Company or any wholly owned Subsidiary of the Company, any partnership, joint venture, joint product development (other than a development agreement for any customer entered into in the ordinary course of business) or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any joint product development, partnership or joint venture or that involves a sharing of revenues, profits, losses, costs or liabilities and is material to the Company and its Subsidiaries, taken as a whole, or in which the Company owns more than a 15% voting or economic interest, or any interest valued at more than $30 million without regard to percentage voting or economic interest;
(G) relating to or evidencing Indebtedness in excess of  $20 million individually or $40 million in the aggregate;
(H) that grants any rights of first refusal, rights of first negotiation or other similar rights to any Person with respect to the sale of any material assets of the Company and its Subsidiaries, taken as a whole, or of any Subsidiary or material business of the Company and its Subsidiaries;
(I) (1) entered into after December 31, 2017, and not yet consummated, for the acquisition or disposition, directly or indirectly (by scheme of arrangement, merger or otherwise), of assets or capital stock or other equity interests of any Person for aggregate consideration under such Contract in excess of  $50 million individually, or $100 million in the aggregate, other than purchases of inventory or similar assets in the ordinary course of business or (2) for any acquisition, directly or indirectly (by scheme of arrangement, merger or otherwise), of assets or capital stock or other equity interests of any Person, pursuant to which the Company or any of its Subsidiaries has continuing “earn out” or other similar contingent payment obligations (but excluding indemnification obligations with respect to breaches of representations, warranties or covenants);
(J) that is, except for licenses granted to customers of the Company in the ordinary course of business, (1) an agreement pursuant to which the Company or any of its Subsidiaries is licensed or is otherwise permitted by a third party to use any material Intellectual Property (other than any “commercially available off-the-shelf software package,” or other software licensed pursuant to a software “shrink wrap,” “click wrap,” or “click-through” license) or (2) an agreement pursuant to which a third party is licensed or is otherwise permitted to use any material Intellectual Property owned by the Company or any of its Subsidiaries, in each case of clauses (1) and (2) where such agreement is material to the business of the Company and its Subsidiaries, taken as a whole; and

(K) that by its express terms calls for aggregate payment or receipt by the Company and its Subsidiaries under such Contract of more than $25 million over the annual term of such Contract and is not terminable at will by any party upon ninety (90) days’ notice or less with no liability or further obligation thereunder (other than this Agreement, Contracts solely between or among any of the Company and any of its wholly-owned Subsidiaries, Contracts that are subject of another subsection of this Section 5.1(q) or any Material Leases);
(each such Contract required to be listed on Section 5.1(q) of the Company Disclosure Letter (whether or not so listed) is referred to herein as a “Material Contract”).
(ii) Each of the Material Contracts, Customer Contracts, Supplier Agreements and Distributor Contracts is valid and binding on the Company and each of its Subsidiaries that is a party thereto and, to the Knowledge of the Company, each other party thereto and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no default under any Material Contract, Customer Contract, Supplier Agreement or Distributor Contract by the Company or any of its Subsidiaries that is a party thereto, or to the Knowledge of the Company any other party thereto, and no event has occurred that with notice or lapse of time or both would constitute a default thereunder by the Company or any of its Subsidiaries that is a party thereto, or to the Knowledge of the Company any other party thereto, except in each case as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Complete and correct copies of each Material Contract, Customer Contract and Supplier Contract and any material amendments (in each case, excluding purchase orders in the ordinary course of business) thereto have been provided or made available to Buyer prior to the date hereof.
(iii) For purposes of this Agreement:
(A) “Indebtedness” means, with respect to the Company and any of its Subsidiaries, (1) indebtedness for borrowed money, or with respect to unearned advances of any kind, (2) all obligations evidenced by notes payable or by bonds, debentures, notes or similar instruments, (3) all capitalized lease obligations, (4) all obligations evidenced by letters of credit or surety bonds, but, in each case, only to the extent drawn, (5) all obligations under earn out obligations or arrangements creating any obligation with respect to the deferred purchase price of property other than trade payables and accrued expenses in the ordinary course of business, (6) obligations under any installment sale contracts or under conditional sale or other title retention agreements, (7) all obligations under interest rate or currency swaps, hedges or similar arrangements, (8) sale-leasebacks of long-term assets, (9) obligations related to the encumbering of assets, such as factoring receivables and (10) all guarantees, obligations, undertakings or arrangements having the economic effect of a guarantee of others of any Indebtedness or to maintain or cause to be maintained the financial position of others.
(B) “Permitted Lien” means (1) carrier’s, warehousemen’s, landlord’s, a mechanic’s, materialmen’s or similar Lien with respect to any amount not yet due and payable or which is being contested in good faith through appropriate Proceedings, (2) a Lien for current Taxes, assessments or other charges of a Governmental Entity not yet due and payable or which is being contested in good faith through appropriate proceedings, (3) a Lien securing rental payments under capital lease agreements, (4) an encumbrance and restriction on real property (including an easement, covenant, right of way or similar restriction of record) that does not materially interfere with the present uses of such real property or with the operation of the Company as conducted consistent with past practice, (5) zoning restrictions, easements, rights-of-way or other restrictions on the use of real property, (6) pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, or good faith deposits in connection with Contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business consistent with past practice, (7) non-exclusive licenses granted to third parties in the ordinary course of business by the Company or its Subsidiaries, (8) banker’s Liens and customary rights of set-off or similar rights and remedies of depository institutions as to deposit accounts or other funds maintained with such depository institution, (9) other non-monetary Liens that do not, individually or in the aggregate, materially interfere with the present use, or materially detract from the value of, the property encumbered thereby and (10) any Lien created under the Credit Agreement, dated March 27, 2013, as amended and restated as of June 18, 2015, and as further amended December 14, 2015, April 26, 2017, October 17, 2017 and December 20, 2017, among the Company, certain Subsidiaries of the Company, the lender parties thereto and Bank of America, N.A., as administrative Agent (the “Company Credit Agreement”).
(C) “Customer Contract” means any Contract providing for the purchase, licensing or support of the Company’s and its Subsidiaries’ products and services to which the Company or any of its Subsidiaries is a party or is bound as of the date of this Agreement with the top ten (10) customers (including such customer’s Affiliates) of each of the following segments (1) Customer Premises Equipment; (2) Network & Cloud; and (3) Enterprise, determined based on revenue attributable to such customer during the twelve (12) month period ended June 30, 2018.
(D) “Supplier Agreement” means any Contract to which the Company or any of its Subsidiaries is a party or is bound as of the date of this Agreement that is with any supplier (including such supplier’s Affiliates) of the Company or any Subsidiary or any other Person pursuant to which the Company and its Subsidiaries reasonably expect to make aggregate payments in excess of  $25 million in 2018.
(E) “Distributor Contract” means any Contract providing for the purchase, sale or distribution of the Company’s and its Subsidiaries’ products and services to which the Company or any of its Subsidiaries is a party or is bound as of the date of this Agreement with the top five (5) distributors (including such distributor’s Affiliates) of each of the following segments (1) Customer Premises Equipment; (2) Network & Cloud; and (3) Enterprise, determined based on revenue attributable to such distributor during the twelve (12) month period ended June 30, 2018.
(r) Brokers and Finders.   No broker, investment banker, financial advisor or other person, other than Evercore, is entitled to any broker’s, finder’s or financial advisor’s fee or commission in connection with the Acquisition and the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has provided to Buyer a true and correct copy of its engagement letter with Evercore relating to the Acquisition.
(s) Personal Property.   The machinery, equipment, furniture, fixtures and other tangible personal property and assets owned, leased or used by the Company or any of its Subsidiaries (the “Assets”) are, in the aggregate, sufficient and adequate to carry on their respective businesses in all material respects as presently conducted, and the Company and its Subsidiaries are in possession of and have good title to, or valid leasehold interests in or valid rights under Contract to use, such Assets that are material to the Company and its Subsidiaries, taken as a whole, free and clear of all Liens (except Permitted Liens), except as is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(t) Product Liabilities; Recalls; Warranties.   Except where the failure to comply therewith is not and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no, nor, to the Knowledge of the Company, is there currently under consideration any (a) product recall or (b) safety alert or notifications of defect relating to an alleged lack of safety or regulatory compliance. As of the date hereof, there are no product warranty claims pending by any customers against the Company or its Subsidiaries that have not been adequately reserved for in the Company’s financial statements or that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

(u) Data Security and Privacy.   The Company and its Subsidiaries take all reasonable steps in accordance with industry standards to protect the operation, confidentiality, integrity and security of the Company’s and its Subsidiaries’ products, services or lines of business, the Company’s and its Subsidiaries’ IT systems and websites and all information and transactions stored or contained therein or transmitted thereby against any unauthorized or improper use, access, transmittal, interruption, modification or corruption, and, to the Knowledge of the Company, there have been no breaches of the same in the past three (3) years which have had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries have policies and procedures in place designed to ensure compliance in all material respects (and require and monitor the compliance of applicable third parties) with all U.S., state, foreign and multinational Laws, reputable industry practice, standards, self-governing rules and policies and their own published, posted and internal agreements and policies (which are in conformance with reputable industry practice), including with respect to each of the following, to the extent applicable: (i) personally identifiable information (including name, address, telephone number, electronic mail address, social security number, bank account number or credit card number), sensitive personal information and any special categories of personal information regulated thereunder or covered thereby (“Personal Information”) (including such Personal Information of visitors who use the Company’s websites, suppliers, products, customers and distributors), whether any of same is accessed or used by the Company, its Subsidiaries or any of their business partners and (ii) maintaining a written information security program in compliance with Laws.
(v) No Other Buyer Representations or Warranties.   Except for the representations and warranties set forth in Section 5.2, the Company hereby acknowledges and agrees (each for itself and on behalf of its Subsidiaries and its and their respective directors, officers, employees, affiliates, advisors, agents or representatives) that neither Buyer nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to Buyer or any of its Subsidiaries or their respective business or operations, including with respect to any information provided or made available to the Company.
5.2 Representations and Warranties of Buyer.   Buyer hereby represents and warrants to the Company that:
(a) Organization, Good Standing and Qualification.   Buyer is a legal entity duly organized, validly existing and in good standing (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States) under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing (with respect to jurisdictions that recognize the concept of good standing) as a foreign corporation or other legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where any such failure to be so organized, validly existing, qualified, in good standing or to have such power or authority is not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impede the ability of Buyer to consummate the Acquisition and the other transactions contemplated by this Agreement.
(b) Corporate Authority.   No vote of holders of capital stock of Buyer is necessary to approve this Agreement, the Acquisition or the other transactions contemplated hereby. Buyer has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Acquisition. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c) Governmental Filings; No Violations; Etc.
(i) Except for (A) the receipt of the Sanctioning Order and the filing of the Sanctioning Order with the Registrar of Companies of England and Wales and complying with any other applicable requirements of the Companies Act and the rules and regulations promulgated thereunder,

(B) compliance with and filings or notifications (and expiration of waiting period) under the HSR Act with respect to the Acquisition and the Equity Financing and the transactions contemplated hereby or the Equity Commitments, (C) the filings with, and (if applicable) approvals from, the European Commission of a merger notification under the EUMR and (D) the filings, and (if applicable) approvals, under the other applicable Acquisition Antitrust Laws with respect to the Acquisition and the transactions contemplated hereby, no notices, reports or other filings are required to be made by Buyer with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Buyer from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the Acquisition and the other transactions contemplated hereby, except those that the failure to make or obtain are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impede the ability of Buyer to consummate the Acquisition and the other transactions contemplated by this Agreement.
(ii) Subject to obtaining the approvals described in Section 5.2(c)(i), the execution, delivery and performance of this Agreement by Buyer does not, and the consummation by Buyer of the Acquisition and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the certificate of incorporation, bylaws or comparable governing documents of Buyer or any of its Subsidiaries, (B) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or a default under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets, of Buyer or any of its Subsidiaries pursuant to, any Contracts to which Buyer or any of its Subsidiaries is a party or by which Buyer or any of its Subsidiaries or its or any of their respective properties are bound or (C) a violation of any Laws to which Buyer or any of its Subsidiaries is subject, except, in the case of clause (A), (B) or (C) above, for any breach, violation, termination, default, creation, acceleration or change that is not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impede the ability of Buyer to consummate the Acquisition or the other transactions contemplated by this Agreement.
(d) Litigation.   As of the date of this Agreement, there are no Proceedings pending or, to the Knowledge of Buyer, threatened against Buyer that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as are not, individually or in the aggregate, reasonably likely to prevent, materially delay or materially impede the ability of Buyer to consummate the Acquisition or the other transactions contemplated by this Agreement.
(e) Financing.
(i) Buyer has delivered to the Company true and complete executed copies of  (a) a debt commitment letter (including all exhibits, schedules and annexes thereto, and as amended, supplemented or replaced in compliance with this Agreement, the “Debt Commitment Letter”), dated as of the date hereof, between JPMorgan Chase Bank, N.A., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc. (the “Initial Commitment Parties”), Buyer and CommScope, Inc., pursuant to which and subject to the terms and conditions thereof, the Initial Commitment Parties have committed to lend the amounts set forth therein to Buyer for the purpose of funding the transactions contemplated by this Agreement and fees and expenses incurred in connection therewith (the provision of such funds as set forth therein, including the offering or private placement of debt securities contemplated by the Debt Commitment Letter and any related engagement letter, the “Debt Financing”), (b) the fee letter referenced in the Debt Commitment Letter (the “Fee Letter” and, together with the Debt Commitment Letter, the “Debt Financing Commitment”) redacted in a customary manner with respect to the fees, certain economic terms of the flex provisions and “securities demand” provisions and other customarily redacted provisions, which redacted information does not adversely affect the amount, availability or conditionality of the funding of the Debt Financing, (c) an Equity Commitment Letter (including all exhibits, schedules and annexes thereto, and as amended, supplemented or replaced in compliance with this Agreement, the “Sponsor Equity Commitment”), dated as of the date hereof, between Buyer, as an express third party beneficiary pursuant to Section 5 thereof, Carlyle Partners VII, L.P., a Delaware limited partnership (the “Sponsor”), and Carlyle Partners VII S1 Holdings, L.P., a Delaware limited partnership (together with any permitted transferees thereof, the “Equity Investor”) and (d) an Investment Agreement (including all exhibits, schedules and annexes thereto, and as amended, supplemented or replaced in compliance with this Agreement, the “Investment Agreement”, and together with the Sponsor Equity Commitment, the “Equity Commitments” and, together with the Debt Financing Commitment, the “Financing Commitments”), dated as of the date hereof, between the Equity Investor and Buyer. Pursuant to the Sponsor Equity Commitment, and subject to the terms and conditions thereof, Sponsor has committed to provide the amounts set forth therein to the Equity Investor for the purpose of funding the amounts contemplated by the Investment Agreement (the “Sponsor Equity Financing”). Pursuant to the Investment Agreement, and subject to the terms and conditions thereof, the Equity Investor has committed to provide the amounts set forth therein to Buyer for the purpose of funding the transactions contemplated by this Agreement and fees and expenses incurred in connection therewith (the “Buyer Equity Financing” and, together with the Sponsor Equity Financing, the “Equity Financing” and, together with the Debt Financing, the “Financing”). As of the date hereof, (i) the Financing Commitments and the commitments contained therein have not been terminated, withdrawn, repudiated, rescinded, amended, restated, supplemented or otherwise modified in any material respect and (ii) to the Knowledge of Buyer, no such termination, withdrawal, repudiation, rescission, amendment, restatement, modification or waiver is contemplated (other than amendments permitted by Section 6.14). As of the date of this Agreement, the Financing Commitments are in full force and effect and constitute the legal, valid and binding obligation of each of Buyer and, to the Knowledge of Buyer, the other parties thereto, enforceable in accordance with their respective terms against Buyer and, to the Knowledge of Buyer, the other parties thereto, subject in each case to the Bankruptcy and Equity Exception. There are no conditions precedent or contingencies related to the funding of the Financing pursuant to the Financing Commitments (including any “flex” provisions) other than as expressly set forth in or contemplated by the Financing Commitments. Assuming performance by the Company of its obligations that are required to be performed prior to the Closing, the aggregate proceeds to be disbursed pursuant to Financing Commitments will be sufficient, together with other sources of cash available to Buyer, to pay all of Buyer’s obligations under this Agreement, including the payment of the aggregate Per Share Acquisition Consideration and all fees, costs and expenses to be paid in connection therewith, including such fees, costs and expenses relating to the Financing. As of the date of this Agreement, to the Knowledge of Buyer and assuming the accuracy in all material respects of the representations and warranties set forth in Section 5.1 as of the Closing and satisfaction of all conditions set forth in Section 7.1 and Section 7.2 as of the Closing, no event has occurred or circumstance exists which, with or without notice, lapse of time or both, would (i) constitute a breach or default on the part of Buyer under the Financing Commitments or any other party to the Financing Commitments, (ii) constitute or result in a failure by Buyer to satisfy any of the terms or conditions set forth in the Financing Commitments, (iii) make any of the representations and warranties of Buyer set forth in the Financing Commitments inaccurate in any material respect or (iv) otherwise result in any portion of the Financing being unavailable (taking into account the Marketing Period). As of the date of this Agreement, assuming satisfaction of the conditions in Section 7.1 and Section 7.2 as of the Closing, Buyer does not have any reason to believe that any of the conditions to the Financing will not be satisfied or that the Financing will not be available to Buyer on the Closing Date. As of the date of this Agreement, there are no side letters, other Contracts or other arrangements that could affect the availability of the Financing on the Closing Date other than as expressly set forth in the Financing Commitments, the Fee Letter, customary engagement letters, customary fee discount or rebate letters and non-disclosure agreements. No commitment or other fees are required to be paid on or prior to the date hereof under the terms of the Financing Commitments and Buyer will pay (or cause to be paid) all other commitment fees and other fees as required to be paid under the terms of the Financing Commitments upon the Closing.

(ii) The obligations of Buyer under this Agreement are not subject to any conditions regarding the ability of Buyer, any of its Affiliates or any other Person to obtain financing for the consummation of the transactions contemplated hereby.
(iii) The term “Knowledge” when used in this Agreement with respect to Buyer shall mean the actual knowledge of Marvin (Eddie) S. Edwards, Jr., Alexander W. Pease or Frank B. Wyatt, II after due inquiry of such person’s direct reports.
(f) Brokers.   No agent, broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer with such persons for which the Company could have any Liability.
(g) Solvency.   Assuming satisfaction of the conditions to Buyer’s obligation to consummate the Acquisition, or waiver of such conditions and the accuracy of the representations and warranties of the Company set forth in Section 5.1 (for such purposes, such representations and warranties shall be true and correct in all materials respects, and all Knowledge, materiality or “Company Material Adverse Effect” qualification or exceptions contained therein shall be disregarded), and after giving effect to the transactions contemplated by this Agreement, including the Financing, any alternative financing and the payment of the aggregate Per Share Acquisition Consideration, any other repayment or refinancing of debt contemplated in this Agreement or the Financing Commitments, payment of all amounts required to be paid in connection with the consummation of the transactions contemplated hereby, and payment of all related fees and expenses, each of Buyer and the Company and their Subsidiaries (on a consolidated basis) will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby. For the purposes of this Agreement, the term “Solvent” when used with respect to any Person, means that, as of any date of determination, (i) as of such date will be able to pay its debts as they become due and shall own assets having a fair valuation greater than the amounts required to pay its debts as they become absolute and mature and (ii) shall not have, as of such date, unreasonably small capital to carry on its business. No transfer of property is being made and no obligation is being incurred by Buyer in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company and/or its Subsidiaries.
(h) Absence of Certain Agreements.   Except as authorized by the Company, as of the date hereof, neither Buyer nor any of its Subsidiaries has entered into any Contract, or authorized, committed or agreed to enter into any Contract, pursuant to which: (i) any shareholder of the Company would be entitled to receive consideration of a different amount or nature than the Per Share Acquisition Consideration or pursuant to which any shareholder of the Company agrees to vote to approve the Scheme or agrees to vote against any Superior Proposal (except for certain irrevocable undertakings obtained from directors holding Ordinary Shares) or (ii) any current executive officer of the Company has agreed to remain as an executive officer of the Company or any of its Subsidiaries following the Effective Time at compensation levels in excess of levels currently in effect (other than pursuant to any employment Contracts with the Company and its Subsidiaries in effect as of the date hereof).
(i) No Other Company Representations or Warranties.   Except for the representations and warranties set forth in Section 5.1 (as qualified by the Company Disclosure Letter and the Company Reports, in each case, subject to the preamble to Section 5.1), Buyer hereby acknowledges and agrees (each for itself and on behalf of its Subsidiaries and its and their respective directors, officers, employees, affiliates, advisors, agents or representatives) that neither the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective business or operations, including with respect to any information provided or made available to Buyer.

ARTICLE VI

Covenants
6.1 Interim Operations.
(a) Except as (x) required by applicable Law, (y) otherwise expressly required by this Agreement or (z) otherwise set forth in Section 6.1 of the Company Disclosure Letter, the Company covenants and agrees that, after the date hereof and until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms (unless Buyer shall otherwise approve in writing, such approval not to be unreasonably withheld, delayed or conditioned), the Company shall, and shall cause its Subsidiaries to, conduct their business in the ordinary course consistent with past practice and in compliance with all applicable Laws and, to the extent consistent therewith, it shall, and shall cause its Subsidiaries, to use their respective reasonable best efforts to preserve their material business organizations intact and maintain in all material respects existing relations and goodwill with Governmental Entities, customers, suppliers, employees and business associates. Without limiting the generality of the foregoing and in furtherance thereof, from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, except as (A) required by applicable Law or as contemplated by the Scheme Document Annex, (B) otherwise expressly required by this Agreement, (C) Buyer may approve in writing (such approval not to be unreasonably withheld, delayed or conditioned) or (D) as set forth in Section 6.1 of the Company Disclosure Letter, the Company will not and will cause its Subsidiaries not to:
(i) amend or otherwise change, or authorize or propose to amend or otherwise change its articles of association, certificate of incorporation, bylaws or other applicable governing documents;
(ii) merge, enter into any scheme of arrangement or bid conduct agreement or other similar arrangement, or consolidate with any other Person or restructure, reorganize or completely or partially liquidate the Company or any of its Subsidiaries;
(iii) acquire (by merger, scheme of arrangement, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or any assets constituting a division or business line of any Person or any equity interests of any Person or enter into any joint venture or similar arrangement;
(iv) issue, sell, pledge or otherwise encumber or subject to any Lien (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), dispose of, grant, transfer, or authorize the issuance, sale, pledge, encumbrance or subjecting to any Lien, disposition, grant or transfer of any shares of capital stock of the Company (including Ordinary Shares) or any of its Subsidiaries or any Company Securities or Other Subsidiary Securities (other than (A) the issuance of Ordinary Shares upon the vesting of Company RSUs (and dividend equivalents thereon, if applicable) outstanding prior to the date hereof, (B) the issuance of Ordinary Shares pursuant to the Company ESPP, but only with respect to elections made prior to the date hereof and only in accordance with such Company ESPP as in effect as of the date hereof  (for the avoidance of doubt, the Company shall not allow the commencement of any new offering periods under the Company ESPP), (C) in connection with the Comcast Warrants or Charter Warrants (including exercise thereof), each as in effect as of the date hereof or (D) the issuance or transfer of common stock or other equity interests by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary in the ordinary course of business and in a manner that would not have any material Tax consequences);
(v) make or forgive any loans, advances or capital contributions to or investments in any Person (other than to any direct or indirect wholly owned Subsidiary of the Company in the ordinary course of business and in a manner that would not have any material Tax consequences) other than extending trade credit to customers and advancing business expenses to employees, in each case, in the ordinary course of business consistent with past practice;
(vi) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its shares or other equity interests (except for cash dividends paid by any direct or indirect wholly owned Subsidiary to the Company or to any other direct or indirect wholly owned Subsidiary in the ordinary course of business consistent with past practice) or enter into any agreement with respect to the voting of its capital stock or other equity interests;
(vii) reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, Company Securities or any Other Subsidiary Securities (other than the acquisition of any Ordinary Shares tendered by current or former employees or directors in order to pay Taxes in connection with the vesting of Company RSUs);
(viii) incur any Indebtedness or guarantee such Indebtedness of another Person (except with respect to obligations of wholly owned Subsidiaries of the Company in the ordinary course of business and in a manner that would not have any material Tax consequences), or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of its Subsidiaries, except for (A) Indebtedness for borrowed money under the revolving facility under the Company Credit Agreement, (B) loans or advances to wholly owned Subsidiaries and (C) other Indebtedness in an amount not to exceed an aggregate principal amount of  $15 million;
(ix) shall not authorize or make any capital expenditures in excess of  $40 million in the aggregate, except for (A) expenditures set forth in the current capital forecast set forth in Section 6.1(a)(ix) of the Company Disclosure Letter or (B) expenditures made in response to any emergency, whether caused by war, terrorism, weather events, public health events, outages, operational incidents or otherwise;
(x) make any material changes with respect to any method of Tax or financial accounting policies or procedures, except as required by changes in GAAP or Law or by a Governmental Entity;
(xi) except with respect to any litigation, audit, claim, action or other Proceeding related to Tax Returns or any Tax Liability (which, for the avoidance of doubt, shall be governed by Section 6.1(a)(xii)) and subject to Section 6.17, settle or compromise any litigation, audit, claim, action or other Proceedings against the Company or any of its Subsidiaries other than settlements or compromises of any litigation, audit, claim, action or other Proceedings where (A) the amount paid in settlement or compromise does not exceed $25 million individually or $100 million in the aggregate (including for such purpose a reasonable estimate of anticipated royalties or similar obligations) or (B) the amount paid in settlement does not exceed the amount reserved against such matter in the most recent financial statements (or the notes thereto) of the Company included in the Company Reports filed prior to the date hereof and, in each case, such settlement or compromise does not include any criminal liability, material injunctive relief or obligation to be performed by the Company or any of its Subsidiaries other than the payment of money damages;
(xii) other than in the ordinary course of business or to the extent required by Law, make any material Tax election, file any material amended income Tax Return, settle or compromise any material amount of Tax Liability, enter into any closing agreement with respect to any material amount of Tax or surrender any right to claim a refund for a material amount of Tax;
(xiii) transfer, sell, lease, license, mortgage, pledge or otherwise encumber or subject to a Lien (other than a Permitted Lien), surrender, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any assets, product lines or businesses of the Company or its Subsidiaries, with a value in excess of  $50 million in the aggregate, except for (A) sales and non-exclusive licenses of products and services of the Company and its Subsidiaries in the ordinary course of business, (B) any abandonment of Intellectual Property that the Company or any Subsidiary determines in the exercise of its reasonable business judgment to abandon in the ordinary course of business, (C) dispositions of obsolete or worthless assets, (D) non-renewal of any lease of real property that has expired by its terms or the termination of a lease of real property that is not a Material Lease and (E) transfers among the Company and its wholly owned Subsidiaries in the ordinary course of business;
(xiv) (A) grant, increase or provide any retention, change of control, severance or termination payments or benefits to any director, consultant or employee of the Company or any of its

Subsidiaries, except, in the case of employees who are not executive officers of the Company, in the ordinary course of business consistent with past practice or as required by agreements, plans, programs or arrangements in effect on the date hereof, (B) increase in any manner the compensation, bonus or benefits of, or make, grant or amend in any respect any equity or equity-linked awards (including changing the vesting criteria thereof) to, or grant or increase any bonuses to, any director, consultant or employee of the Company or any of its Subsidiaries, except (1) in the case of employees or consultants who are not executive officers of the Company, in the ordinary course of business consistent with past practice or as is not material in the aggregate and (2) in the case of employees who are executive officers of the Company, increases in base salary in connection with the Company’s usual and customary annual review in 2019, so long as any such increases are consistent with past practice, (C) except as required by Law or as required by agreements, plans, programs or arrangements in effect on the date hereof, establish, adopt, terminate or amend any Benefit Plan (other than routine changes to welfare plans or the Pension Plan made in the ordinary course of business consistent with past practice) or accelerate the vesting or payment of any compensation or equity for the benefit of any Person or funding of any Benefit Plan (except (x) as required in connection with the termination of the Arris Group, Inc. Pension Plan as contemplated on the date hereof or (y) pursuant to the terms thereof as in effect on the date hereof), (D) change any actuarial or other assumptions used to calculate funding obligations with respect to any Benefit Plan or to change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP or (E) except as required by Law, establish, adopt, enter into or amend any collective bargaining agreement, labor union, plan, trust, fund, policy or arrangement for the benefit of any current or former directors, consultants, officers or employees or any of their beneficiaries; provided, however, that notwithstanding anything to the contrary in the foregoing clauses (A)-(E), the Company shall not, and shall not permit any Subsidiary, without the prior written consent of Buyer, to issue any new Company RSUs (including Phantom Company RSUs), options, stock appreciation rights, performance units, restricted shares (or equity) or other equity-based or equity-related awards or other similar arrangements;
(xv) grant a license of any material Intellectual Property owned by the Company or any of its Subsidiaries other than in the ordinary course of business consistent with past practice;
(xvi) allow any lapse or abandonment of any material Intellectual Property, or any registration or grant thereof, or any application related thereto to which, or under which, the Company or any Subsidiary has any ownership interest, excluding any such lapse or abandonment made by the Company or any Subsidiary thereof in the exercise of its reasonable business judgment;
(xvii) enter into any transaction with any Affiliate of the Company (other than any of its Subsidiaries in the ordinary course of business and in a manner that would not have any material Tax consequences) or named executive officer (as defined in 17 CFR 229.402) of the Company (or any immediate family member or Affiliate of the foregoing) providing for payments by or to the Company or any Subsidiary thereof in excess of  $120,000, other than the agreements expressly contemplated by this Agreement;
(xviii) enter into any Contract that would require payment to or give rise to any rights (other than notice) to such other party or parties in connection with the transactions contemplated by this Agreement;
(xix) institute any general layoff of employees, implement any early retirement plan or announce the planning of such a program that would constitute a “mass layoff” or “plant closing” (as defined under the Worker Adjustment and Retraining Notification Act of 1988 and similar state and local Laws);
(xx) implement any broad-based early retirement plan or announce the planning of such a program;
(xxi) enter into any new line of business outside of its existing business or renew or enter into any non-compete or exclusivity agreement that would restrict or limit, in any material respect, the operations of the Company or any of its Subsidiaries;

(xxii) (a) other than new Contracts with customers or suppliers in the ordinary course of business consistent with past practice, enter into any Contract that would have been a Material Contract had it been entered into prior to this Agreement or (b) other than in the ordinary course of business consistent with past practice or expirations of any such Contract in the ordinary course of business consistent with past practice in accordance with the terms of such Contract, amend, modify, supplement, waive, terminate, assign, convey, subject to a Lien or otherwise transfer, in whole or in part, rights or interest pursuant to or in any Material Contract;
(xxiii) other than renewals in the ordinary course of business, amend, modify, terminate, cancel or let lapse a material insurance policy (or reinsurance policy) or self-insurance program of the Company or its Subsidiaries in effect as of the date hereof, unless simultaneous with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing or self-insurance programs, in each case, providing coverage equal to or greater than the coverage under the terminated, canceled or lapsed policies for substantially similar premiums, as applicable, are in full force and effect;
(xxiv) not exercise any rights under Section 5 or Section 6 of the Company’s current articles of association or otherwise adopt or implement any “poison pill” or other shareholder rights plan (or otherwise issue any Rights (as defined in the Company’s current articles of association) or similar interests or rights); or
(xxv) agree, authorize or commit to do any of the foregoing.
(b) Neither Buyer nor Company shall knowingly take or permit any of their Subsidiaries to take any action that is reasonably likely to prevent or materially interfere with the consummation of the transactions contemplated by this Agreement.
(c) The Company shall use its reasonable efforts to cause to be delivered to Buyer at the Closing (i) executed affidavits dated as of the Closing Date in accordance with Treasury Regulation Section 1.897-2(h)(2), certifying that an interest in each of the Company and Arris US Holdings Inc. is not, and has not been within the five (5) year period described in Section 897(c)(1) of the Code, a U.S. real property interest within the meaning of Section 897(c) of the Code and which sets forth the Company’s and Arris US Holdings Inc.’s name, address and taxpayer identification number, and (ii) executed affidavits dated as of the Closing Date from each Subsidiary listed in Section 6.1(c) of the Company Disclosure Letter (as such schedule may be reasonably amended prior to the Closing Date), certifying that each such Subsidiary does not own any U.S. real property interest within the meaning of Section 897(c) of the Code and which sets forth each such Subsidiary’s name, address and taxpayer identification number (collectively, the “FIRPTA Affidavits”). In the event the Company reasonably determines that it is unable to deliver the FIRPTA Affidavits referenced in clause (i) of this paragraph to Buyer, it shall provide written notice no later than ten (10) days prior to the Closing Date indicating that it will be unable to deliver such FIRPTA Affidavits. In the event the FIRPTA Affidavits referenced in clause (i) of this paragraph are not delivered by the Company to Buyer, subject to Section 4.2(d) of this Agreement, the Company shall thereafter cooperate with Buyer to enable Buyer to withhold any Taxes from the Per Share Acquisition Consideration that Buyer reasonably determines is subject to U.S. federal income Tax withholding as a result of the Company’s failure to deliver the FIRPTA Affidavits referenced in clause (i) of this paragraph.
(d) Nothing contained in this Agreement is intended to give Buyer, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations. Notwithstanding anything to the contrary set forth in this Agreement, no consent of Buyer shall be required with respect to any matter set forth in Section 6.1 or elsewhere in this Agreement to the extent that the requirement of such consent would reasonably be expected to violate any applicable Law.
6.2 Acquisition Proposals; Intervening Events.
(a) No Solicitation or Negotiation.   Except as expressly permitted by Section 6.2(b), the Company and its Subsidiaries and their respective officers and directors shall, and the Company shall cause its Subsidiaries to and the Company shall use its reasonable best efforts to cause its Representatives to

(and any violation of any provision of this Section 6.2 by the Company’s Subsidiaries or Representatives (or action or omission by them that would be a breach thereof if taken or omitted to be taken by the Company) shall be deemed to be a breach thereof by the Company), (i) immediately cease any activities, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal and immediately terminate all physical and electronic data room access previously granted to any such Person, (ii) use reasonable efforts to cause the prompt return or destruction of all material confidential information previously furnished with respect to any Acquisition Proposal or potential Acquisition Proposal to any Person since January 1, 2017, (iii) not terminate, amend, modify, or intentionally release or intentionally waive any provision of any confidentiality or standstill agreement to which it or any of its Affiliates or Representatives is a party with respect to any Acquisition Proposal or potential Acquisition Proposal, and shall enforce all such provisions of any such agreement, to the extent such provisions are still effective, which shall include seeking any injunctive relief available to enforce such agreement (provided, that the Company shall be permitted to grant waivers of, and not enforce, any standstill agreement, but solely to the extent that the Board of Directors of the Company has determined in good faith, after consultation with its outside counsel, that failure to take such action (A) would prohibit the counterparty from making an unsolicited Acquisition Proposal to the Company in compliance with this Section 6.2 and (B) would be inconsistent with the Company’s directors’ statutory or fiduciary duties under applicable Law) and (iv) from the execution of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, not (1) initiate, solicit or knowingly encourage any inquiries or the making or announcement of any proposal or offer that constitutes an Acquisition Proposal or is reasonably likely to lead to any Acquisition Proposal, (2) engage in or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data concerning the Company or its Subsidiaries to any Person relating to or for purposes of facilitating, any Acquisition Proposal, (3) enter into any agreement or agreement in principle with respect to any Acquisition Proposal (other than a confidentiality agreement referred to in Section 6.2(b)), (4) otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal or (5) agree to do any of the foregoing.
(b) Conduct During No-Shop Period.   Notwithstanding anything in this Agreement to the contrary, at any time following the execution of this Agreement, if the Company receives a written Acquisition Proposal from any Person that did not result from a breach in any material respect of Section 6.2(a), the Company and its directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) may contact such Person to clarify the terms and conditions thereof and, subject to compliance with this Section 6.2, (i) the Company and its Representatives may provide non-public information and data concerning the Company and its Subsidiaries in response to a request therefor by such Person if the Company receives from such Person an executed confidentiality agreement on customary terms not materially more favorable to such Person than those contained in the Confidentiality Agreement and which confidentiality agreement does not restrict in any manner the Company’s ability to perform its obligations under this Agreement (it being understood that such confidentiality agreement need not prohibit the making or amendment of an Acquisition Proposal); provided that the Company shall promptly (and in any event within twenty-four (24) hours thereafter) make available to Buyer any material non-public information concerning the Company or its Subsidiaries that the Company made available to any Person given such access which was not previously made available to Buyer, (ii) the Company and its Representatives may engage or participate in any discussions or negotiations with such Person and (iii) after having complied with Section 6.2(d), the Board of Directors of the Company or any committee thereof may authorize, adopt, approve, recommend, or otherwise declare advisable or propose to authorize, adopt, approve, recommend or declare advisable (publicly or otherwise) such an Acquisition Proposal, if and only to the extent that, (x) prior to taking any action described in clause (i) or (ii) above, the Board of Directors of the Company or any committee thereof determines in good faith (after consultation with its outside legal counsel) that failure to take such action would be inconsistent with the Company’s directors’ statutory or fiduciary duties under applicable Law; (y) prior to taking any action described in clause (i) or (ii) above, the Board of Directors of the Company or any committee thereof has determined in good faith (after consultation with outside legal counsel and a financial advisor) that such Acquisition Proposal either constitutes a

Superior Proposal or could reasonably be expected to result in a Superior Proposal; and (z) in the case referred to in clause (iii) above, the Board of Directors of the Company or any committee thereof determines in good faith (after consultation with outside legal counsel and a financial advisor) that such Acquisition Proposal is a Superior Proposal and failure to take such action described in clause (iii) would be inconsistent with the Company’s directors’ statutory or fiduciary duties under applicable Law.
(c) Definitions.   For purposes of this Agreement:
(i) “Acquisition Proposal” means (i) any proposal, offer, inquiry or indication of interest with respect to a scheme, merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, spin-off, share exchange, business combination or similar transaction involving the Company or any of its Subsidiaries or (ii) any acquisition by any Person or group of Persons (as defined under Section 13 of the Exchange Act), resulting in, or any proposal, offer, inquiry or indication of interest that if consummated (including by tender offer, share exchange or in any other manner) would result in, any Person or group of Persons (as defined under Section 13 of the Exchange Act) becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, more than 20% of all outstanding equity securities of the Company (by vote or value), or more than 20% of the consolidated net revenues, net income or total assets (it being understood that the percentage of total assets shall be calculated by fair value and that total assets of the Company include equity securities of Subsidiaries of the Company) of the Company and its Subsidiaries, in each case, other than the transactions contemplated by this Agreement.
(ii) “Superior Proposal” means a bona fide written Acquisition Proposal (with the percentages set forth in the definition of such term changed from 20% to 50%), not solicited in violation of Section 6.2(a), that the Board of Directors of the Company or any committee thereof has determined in its good faith judgment after consultation with outside legal and financial advisors (including with Evercore) (A) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial, regulatory, timing and other aspects of the proposal (including the financing thereof) and the Person making the proposal, and (B) if consummated, would result in a transaction more likely to promote the success of the Company for the benefit of its members as a whole than the transaction contemplated by this Agreement.
(iii) “Intervening Event” means any Effect that was not known or reasonably foreseeable to the Board of Directors of the Company, or a committee thereof, as of or prior to the date hereof  (or if known, the consequences of which were not known or reasonably expected to occur), which Effect becomes known to or reasonably foreseeable by (or the consequences of which become known to, or reasonably expected to occur by) the Board of Directors of the Company, or a committee thereof, after the execution of this Agreement; provided, however, that in no event shall (A) the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof constitute an Intervening Event or (B) (1) any changes in the market price or trading volume of the shares of the Company or (2) the Company meeting, failing to meet or exceeding published or unpublished revenue or earnings projections, in each case in and of itself constitute an Intervening Event (it being understood that with respect to clause (B) the facts or occurrences giving rise or contributing to such change or event may be taken into account when determining an Intervening Event to the extent otherwise satisfying this definition).
(d) No Change in Recommendation or Alternative Acquisition Agreement.   Except as set forth in this Section 6.2(d) or Section 6.2(e), the Board of Directors of the Company and each committee thereof shall not:
(i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Buyer, the Company Recommendation with respect to the Scheme or approve or recommend, or propose publicly to approve or recommend, or resolve to approve or recommend, any Acquisition Proposal (it being understood that the

Board of Directors may take no position with respect to an Acquisition Proposal until the close of business as of the tenth (10th) business day after the commencement of such Acquisition Proposal pursuant to Rule 14d-2 under the Exchange Act without such action being considered an adverse modification); or
(ii) cause or permit the Company to enter into any letter of intent, acquisition agreement, bid conduct agreement, scheme of arrangement, takeover offer, merger agreement or similar definitive agreement (other than a confidentiality agreement referred to in Section 6.2(b)) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal.
Notwithstanding anything to the contrary set forth in this Agreement, prior to the Effective Time, in the event of, and with respect to, an Intervening Event or a Superior Proposal not solicited in violation of Section 6.2(a), the Board of Directors of the Company and any committee thereof may (A) withhold, withdraw, qualify or modify the Company Recommendation, (B) fail to include the Company Recommendation in the Proxy Statement, or (C) approve, recommend or otherwise declare advisable any Superior Proposal made after the date hereof  (any of  (A), (B) or (C), a “Change of Recommendation”) and may also terminate this Agreement pursuant to Section 8.3(a) if the Board of Directors of the Company or any committee thereof determines in good faith, after consultation with its outside counsel, that failure to make such Change of Recommendation or terminate this Agreement pursuant to Section 8.3(a) in response to such Superior Proposal or Intervening Event would be inconsistent with the Company’s directors’ statutory or fiduciary duties under applicable Law; provided, however, that the Company shall not effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.3(a) unless: (x) the Company notifies Buyer in writing, at least seventy-two (72) hours in advance, that it intends to effect a Change of Recommendation or to terminate this Agreement pursuant to Section 8.3(a), which notice shall specify, (I) with respect to a Superior Proposal, the identity of the party who made such Superior Proposal and all of the material terms and conditions of such Superior Proposal and attach the most current version of such agreement or (II) with respect to an Intervening Event, that an Intervening Event has occurred, the details of such Intervening Event and the basis upon which the Board of Directors of the Company believes such an effect constitutes an Intervening Event giving rise to termination or Change of Recommendation rights hereunder, all with reasonable specificity; (y) after providing such notice and prior to making such Change of Recommendation or terminating this Agreement pursuant to Section 8.3(a), the Company shall negotiate in good faith with Buyer during such seventy-two (72) hour period (to the extent that Buyer desires to negotiate) to make such revisions to the terms of this Agreement as would permit the Board of Directors of the Company not to effect a Change of a Recommendation or terminate this Agreement pursuant to Section 8.3(a); and (z) the Board of Directors of the Company shall have considered in good faith any changes to this Agreement and the Financing Commitments (or related Financings) offered in writing by Buyer in a manner that would form a binding contract if accepted by the Company and shall have determined in good faith, after consultation with its outside counsel, that failure to effect such Change of a Recommendation or terminate this Agreement pursuant to Section 8.3(a), as applicable, would still be inconsistent with the Company’s directors’ statutory or fiduciary duties under applicable Law and, with respect to a Superior Proposal, determined in good faith that the Superior Proposal would continue to constitute a Superior Proposal if such changes offered in writing by Buyer were to be given effect; provided that, for the avoidance of doubt, the Company shall not effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.3(a) prior to the time that is seventy-two (72) hours after it has provided the written notice required by clause (x) above; provided further that in the event that the Acquisition Proposal is thereafter modified by the party making such Acquisition Proposal or the circumstances of which Intervening Event materially change, as applicable, the Company shall provide written notice of such modified Acquisition Proposal or such changed circumstances and shall again comply with this Section 6.2(d) with respect thereto, except that the deadline for such new written notice shall be reduced to forty-eight (48) hours (rather than the seventy-two (72) hours otherwise contemplated by this Section 6.2(d)) and the time the Company shall be permitted to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.3(a) shall be reduced to the time that is forty-eight (48) hours after it has provided such written notice (rather than the time that is seventy-two (72) hours otherwise contemplated by this Section 6.2(d), unless such original seventy-two (72) hour time period is still ongoing, in which case it will be the later of such original time period or such forty-eight (48) hours).

(e) Certain Permitted Disclosure.   Nothing contained in this Section 6.2 shall be deemed to prohibit the Company or the Board of Directors of the Company or any committee thereof from complying with its disclosure obligations under any applicable Law with regard to an Acquisition Proposal, including taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to shareholders) (provided, however, that any statement(s) made by the Board of Directors of the Company pursuant to Rule 14e-2(a) under the Exchange Act or Rule 14d-9 under the Exchange Act shall be subject to the terms and conditions of this Agreement and any such disclosure (other than a “stop, look and listen” communication pursuant to Rule 14d9-f under the Exchange Act) shall be deemed a Change of Recommendation for purposes of Section 8.4(a) unless the Board of Directors of the Company expressly reaffirms its recommendation to the Company’s shareholders in favor of the approval of this Agreement and the Acquisition in such disclosure and expressly rejects any applicable Acquisition Proposal).
(f) Notice.   From and after the execution of this Agreement, the Company agrees that it will promptly (and, in any event, within twenty-four (24) hours) notify Buyer if  (i) any proposals or offers with respect to an Acquisition Proposal are received by it, its Subsidiaries or any of their respective Representatives, indicating, in connection with such notice, the identity of the Person making the proposal or offer and the material terms and conditions of any proposals or offers (including, if applicable, copies of any proposals or offers constituting Acquisition Proposals, including proposed agreements) and (ii) any non-public information is requested from, or any discussions or negotiations are sought to be initiated with, it or any of its Representatives indicating, in connection with such notice, the identity of the Person seeking such information or discussions or negotiations, and in each case, thereafter shall keep Buyer reasonably informed of the status of any such discussions or negotiations. In the event that any such party modifies its Acquisition Proposal in any material respect, the Company shall notify Buyer within twenty-four (24) hours after receipt of such modified Acquisition Proposal of the fact that such Acquisition Proposal has been modified and the terms of such modification (including, if applicable, copies of any written documentation reflecting such modification). Without limiting any of the foregoing, the Company shall promptly (and in any event within twenty-four hours) notify Buyer in writing if it decides to begin providing information or to begin engaging in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 6.2(b). The Company agrees that it and its Subsidiaries (or Representatives on their behalf) will not enter any confidentiality agreement subsequent to the date hereof which prohibits the Company from providing to Buyer such material terms and conditions and other information.
(i) Agreement.   Notwithstanding anything to the contrary contained herein (including Section 6.2(b) above), neither the Company nor any of its Subsidiaries shall enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement or other similar Contract, in each case related to, or which is intended to or is reasonably likely to lead to, any Acquisition Proposal (or the transactions described in the definition thereof) (except a confidentiality agreement as described above) unless this Agreement has been terminated in accordance with its terms (including the payment of the Termination Fee pursuant to Section 8.5(b)).
6.3 Proxy Filings; Scheme; Information Supplied.
(a) Submission.   As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the SEC a proxy statement in preliminary form relating to the Shareholders Meetings, which shall, among other customary items, contain and set out the full terms and conditions of the Scheme, the explanatory statement required by section 897 of the Companies Act and the notices convening the Court Meeting and the General Meeting, in each case, in accordance with this Agreement, the articles of association of the Company and in accordance with applicable Law (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement” and such matters as aforesaid within the Proxy Statement that relate to the Scheme, the “Scheme Document Annex”). The record date and time for the Shareholders Meetings shall be established by the Company (after reasonable consultation with Buyer and, in the case of the Court Meeting, the approval of the Court) in accordance with the current articles of association of the Company and applicable Law and the rules and regulations of Nasdaq and the Exchange Act (including, without limitation, Instruction D.3 to Schedule 14A and such date being at least 20 business days following the initiation of a broker search pursuant to Rule 14a-13 under the Exchange Act) (such date, the “Voting Record Time”). Once the Company has established a record date for the Shareholders Meetings, the Company will not change such record date or establish a different record date for the Shareholders Meetings without the prior written consent of Buyer (such consent not to be unreasonably withheld, conditioned or delayed). If the Company determines it is required to file any document other than the Proxy Statement with the SEC in connection with the Acquisition pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company shall promptly prepare and file such Other Required Company Filing with the SEC. The Company shall use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the SEC and Nasdaq. The Company agrees that at the date of mailing to shareholders of the Company and at the time of the Shareholders Meetings, none of the information supplied by it or any of its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement, the Scheme Document Annex or Other Required Company Filings will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall use commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after the filing thereof. Subject to Section 6.2(d), the Company shall include the Company Recommendation in the Proxy Statement. Buyer agrees that, at the date of mailing to shareholders of the Company and at the time of the Shareholders Meeting, none of the information supplied by it or its Subsidiaries for inclusion in the Proxy Statement, the Scheme Document Annex or Other Required Company Filings will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement, the Scheme Document Annex and Other Required Company Filing (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall provide Buyer an opportunity to review and comment on such document or response and shall consider in good faith any comments reasonably proposed by Buyer.
(b) Scheme.   Subject always to the parties’ ability to consummate the Acquisition as a Takeover Offer in the circumstances specified in Exhibit A and/or Schedule 1, the parties agree to implement the Scheme in accordance with, and subject to the terms and conditions of, this Agreement and Schedule 1, and the Company shall, except as otherwise agreed in writing by Buyer and subject always to applicable Law and to any order of the Court, take or cause to be taken all such steps as are necessary to implement the Scheme in accordance with this Agreement and Schedule 1. The Company shall, for the purposes of implementing the Scheme, instruct a senior barrister from Erskine Chambers and provide Buyer and its advisers with a summary of any advice given by such barrister to the extent that: (i) such advice is material to the implementation of the Scheme; and (ii) the disclosure of such advice could not reasonably be expected to be prejudicial to the Company or to any of its directors, officers, employees or members or to result in the loss of any applicable privilege. Without limiting the foregoing, and provided that Buyer has complied with its obligations in this Section 6.3, as soon as reasonably practicable after the date hereof, the Company shall (i) prepare the Scheme Document Annex and any other documentation required to be prepared by the Company for the purposes of the Scheme (it being acknowledged that the Scheme, and document reflecting the terms thereof, shall be in substantially the form set out in Exhibit A subject to any amendment that the parties (and, if required, the Court) mutually agree), (ii) use its reasonable efforts to procure that any documents required to be prepared by any third party in connection with the Scheme (including, without limitation, any witness statements) are so prepared, in each case in connection with the Scheme and the Scheme Document Annex for the purposes of the Court Meeting or the Court Sanction Hearing (the “Court Documentation”) and (iii) take all other actions reasonably necessary to call, convene, hold and conduct the Shareholders Meetings in compliance with this Agreement, the Company’s articles of association and applicable Laws and, subject to obtaining the Company Requisite Vote and the satisfaction or waiver of the conditions to the Closing (other than (x) those conditions that by their nature are to be satisfied by actions taken at the Closing, provided such conditions are capable of being satisfied on such date and subject to the satisfaction thereof and (y) the condition in Section 7.1(d)), otherwise take all actions reasonably necessary to seek the sanction of the Court to the Scheme. The Company shall permit up to four representatives of Buyer and/or its financial and legal advisers to attend and observe (but not speak or make representations at) the Shareholders Meetings. Buyer shall (A) prior to the Court Sanction Hearing, prepare and deliver to the senior barrister from Erskine Chambers an undertaking from Buyer to the Court that, subject to the satisfaction or waiver of the conditions to Closing in Article VII (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, provided such conditions are capable of being satisfied on such date and subject to the satisfaction thereof and the condition in Section 7.1(d)), it will be bound by the terms of the Scheme applicable to it and (B) subject to the satisfaction or waiver of the conditions to Closing in Article VII (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, provided such conditions are capable of being satisfied on such date and subject to the satisfaction thereof and the condition in Section 7.1(d)), appear by Counsel at the Court Sanction Hearing to be bound by, and undertake to be bound by, the terms of the Scheme. The Company shall give such undertakings as are required by the Court in connection with the Scheme. Buyer and the Company shall take all such reasonable steps as are within their power to ensure that such documents that they are responsible for are finalized in sufficient time to permit application to the Court by the Company to be made for leave to convene the Court Meeting and for such documents to be mailed, in each case, in accordance with the indicative timetable for the implementation of the Scheme as set out in Schedule 1 (the “Scheme Timetable”), it being acknowledged and agreed that the Company shall not proceed with or hold the Court Sanction Hearing (nor shall Buyer be required to close the Acquisition or other transaction contemplated hereby) until following the time as all of the conditions set forth in Article VII are satisfied (other than (x) those conditions that by their nature are to be satisfied by actions taken at the Closing, provided such conditions are capable of being satisfied on such date and subject to the satisfaction thereof and (y) the condition in Section 7.1(d)). The Company agrees and acknowledges that the Company is responsible for the Scheme Document Annex (including all other documents required for the implementation of the Scheme) and shall prepare the Scheme Document Annex in accordance with this Agreement (including Exhibit A and Schedule 1), applicable Law and with any order of the Court. The Company agrees that it shall provide Buyer at least three (3) business days to review and comment thereon and shall consult with Buyer as to the form and content of the Scheme Document Annex (including as to how the Scheme Document Annex will form part of, or be annexed to, the Proxy Statement), the contents of the forms of proxy for the Court Meeting and the General Meeting and the Court Documentation and take into account any reasonable comments and requests of Buyer in relation thereto. Further, the Company shall incorporate without amendment all comments of Buyer to any part of the Scheme Document Annex for which Buyer or its Affiliates (or their respective directors) but not the Company are required to expressly take responsibility. The Company shall also obtain the approval of Buyer (not to be unreasonably withheld) to the contents of the Scheme, the Scheme Document Annex, the forms of proxy for the Court Meeting and the General Meeting and the Court Documentation, and the delivery thereof, to the Court, the SEC or the shareholders of the Company. As soon as practicable, the Company shall notify Buyer of any matter of which it becomes aware which would reasonably be expected to delay or prevent the filing of the Scheme Document Annex or the Court Documentation. Each party agrees to offer and afford all reasonable cooperation, information and assistance as may be reasonably requested by the other party in respect of the preparation of any document required for the implementation of the Scheme. Buyer shall, and shall procure that its directors, accept responsibility for all of the information in the Scheme Document Annex relating to themselves, Buyer or any Subsidiary of Buyer and statements of opinion or expectation of Buyer in relation to the Acquisition. The Company shall, and shall procure that the Company’s directors, accept responsibility for all other information in the Scheme Document Annex, including that relating to the Company’s directors and its group.
(c) Cooperation.   Each of the Company, on the one hand, and Buyer, on the other hand, shall furnish all information concerning it and its Affiliates, if applicable, as the other party may reasonably request in connection with the preparation (and, as applicable, filing with the SEC, Nasdaq or Court) of the Proxy Statement, the Scheme Document Annex, any Other Required Company Filing or filing with the SEC or Nasdaq required to be made by Buyer pursuant to applicable Law (a “Buyer Filing”).

If Buyer and the Company agree that any supplemental circular or supplemental document is required to be published or submitted to the Court in connection with the Scheme or any variation or amendment is required to be made to the Scheme (“Scheme Supplemental Circular”), Buyer and the Company will, as soon as reasonably practicable, provide such cooperation and information (including such information as is necessary for the Scheme Supplemental Circular to comply with all applicable legal and regulatory provisions) as the other may reasonably request for the purpose of finalizing the relevant Scheme Supplemental Circular and shall publish any such Scheme Supplemental Circular promptly only with Buyer’s prior consent. If, at any time prior to the Shareholders Meetings, any information relating to the Company, Buyer or their respective Affiliates should be discovered by the Company, on the one hand, or Buyer, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or Buyer Filing, as the case may be, so that such document or filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be prepared and filed as promptly as practicable with the SEC or Nasdaq by the appropriate party and, to the extent required by applicable law or the SEC or Nasdaq, disseminated to the Company’s shareholders.
6.4 Shareholders Meetings.   Subject to the statutory duties of the Company’s directors and their fiduciary duties under applicable Law, and to any order of the Court, the Company will take, in accordance with applicable Law and its articles of association, all reasonable action necessary to convene the Shareholders Meetings as promptly as reasonably practicable after the date of mailing of the Proxy Statement (which shall include the Scheme Document Annex and any other documentation ordered by the Court to be included) to consider and vote upon approval of the Scheme (and, if applicable, the advisory vote required by Rule 14a-(21)(c) under the Exchange Act in connection therewith), the adoption of the Amendment to the Articles pursuant to the Special Resolutions and other matters to be approved through the Company Requisite Votes as described in Section 5.1(c), each in accordance with the Laws of the England and Wales, the Companies Act, the Exchange Act and related rules and regulations, the rules and regulations of Nasdaq and other applicable Laws (it being expected that the General Meeting will be held as soon as the preceding Court Meeting shall have been concluded and, if the Court Meeting is adjourned, the General Meeting shall be correspondingly adjourned); provided, however, for the avoidance of doubt, the Company may postpone or adjourn the Shareholders Meetings (or either one of them) (a) with the consent of Buyer; (b) for the absence of a quorum, but only for a reasonable amount of time to obtain a quorum, (c) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which (i) is ordered by the Court or (ii) the Board of Directors of the Company has determined in good faith after consultation with outside counsel is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the Shareholders Meetings, (d) to allow reasonable additional time to solicit additional proxies; (e) if required by Law or the Court or (f) if, within five business days prior to any scheduled meeting date, the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that the Shareholders Meetings should be postponed, adjourned or re-convened in order for the Company’s directors to comply with their statutory or fiduciary duties under applicable Law, but any postponement, adjournment or re-convening occurring under the circumstances described in this clause (f) shall in no event be longer than ten business days (or, if shorter, 14 calendar days) after the date of the previously scheduled meetings. Subject to Section 6.2, the Board of Directors of the Company shall recommend such adoption, shall include such recommendation in the Proxy Statement and shall take all reasonable lawful action to solicit such adoption of the Scheme, the Special Resolutions and other matters described in this Section 6.4 (including through the solicitation of proxies). The Company agrees to provide Buyer reasonably detailed periodic updates concerning proxy solicitation results on a reasonably timely basis. The Company shall provide Buyer with a certified copy of the resolutions passed at the Court Meeting and the Special Resolutions and each order of the Court (including the Sanctioning Order), once obtained.

6.5 Filings; Other Actions; Notification.
(a) Proxy Statement; Scheme Communications.   The Company shall promptly notify Buyer of the receipt of all comments from the SEC with respect to the Proxy Statement and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Buyer copies of all correspondence between the Company and/or any of its Representatives and the SEC with respect to the Proxy Statement. The Company and Buyer shall each use its reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement from the SEC. The Company shall cause the definitive Proxy Statement, including the definitive Scheme Document Annex, to be mailed promptly after (x) the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement and (y) the Court has given the Company leave to convene the Court Meeting. The Company agrees not to communicate in writing with the SEC or its staff with respect to the Proxy Statement or any Other Required Company Filing without providing Buyer, to the extent practicable, a reasonable opportunity to review and comment on such written communication which comments shall be considered by the Company in good faith. The Company will advise Buyer promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for (A) any amendment or revisions to the Proxy Statement or any Other Required Company Filing, as the case may be, (B) any receipt of comments from the SEC or its staff on the Proxy Statement or any Other Required Company Filing, as the case may be, or (C) any receipt of a request by the SEC or its staff for additional information in connection therewith. The Company shall also promptly notify Buyer of the receipt of all comments from the Court with respect to the Scheme Document Annex and of any request by the Court for any amendment or supplement thereto or for additional information. The Company will advise Buyer, promptly after it receives notice thereof, of any receipt of a request by the Court for (1) any amendment or revisions to the Scheme Document Annex, (2) any receipt of comments from the Court on the Scheme Document Annex or (3) any receipt of a request by the Court for additional information in connection therewith.
(b) Cooperation.   Subject to the terms and conditions set forth in this Agreement,
(i) the Company and Buyer shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Acquisition and the other transactions contemplated by this Agreement as soon as practicable and in any event by or before the Long Stop Termination Date, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable the expiration or termination of any applicable waiting period, and to obtain all necessary actions, non actions, waivers, consents, registrations, approvals, permits and authorizations that may be required, necessary or advisable to be obtained from any third party and/or any Governmental Entity (including any Governmental Antitrust Entity) in order to consummate the Acquisition or any of the other transactions contemplated by this Agreement, under the HSR Act, the EUMR and the other applicable Antitrust Laws (including, for the avoidance of the doubt, the applicable Acquisition Antitrust Laws).
(ii) In furtherance of and not in limitation of the foregoing, Buyer and the Company each shall or shall cause their “ultimate parent entity” as that term is defined in the HSR Act to file the initial pre-acquisition notifications with respect to this Agreement and the transactions contemplated herein required by them under the HSR Act (which filing, including the exhibits thereto, need not be shared or otherwise disclosed to the other party except to outside counsel of each party) and, no later than fifteen (15) business days after the date of this Agreement. Buyer and the Company shall also make, as soon as practicable, all notifications, reports, applications or other filings, and take all other actions, that may be necessary under the EUMR and the other applicable Antitrust Laws with respect to this Agreement and the transactions contemplated herein.
(iii) The Company and Buyer will each request early termination of the waiting period with respect to the Acquisition under the HSR Act, the EUMR and the other applicable Antitrust Laws.

(iv) The Company and Buyer shall not enter into any agreement with a Governmental Entity (including any Governmental Antitrust Entity) to extend any waiting period, or to delay or not to consummate the Acquisition under the HSR Act, the EUMR or any other applicable Antitrust Law without the prior written consent of the other, which consent shall not be unreasonably withheld.
(v) Subject to applicable Laws relating to the exchange of information and to the extent practicable, Buyer and the Company shall have the right to review in advance, and each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Buyer or the Company, as the case may be, and relating to any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Acquisition and the other transactions contemplated by this Agreement. In exercising the foregoing rights, each of the Company and Buyer shall act reasonably and as promptly as practicable. The parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the party providing such materials.
(vi) Nothing in this Agreement shall require Buyer, the Company or their Subsidiaries to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon the Closing. For purposes of this Agreement,
“Acquisition Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, the E.C. Merger Regulation (the “EUMR”) and the Laws of Russia, South Africa, Chile and Mexico that, in each case, is an Antitrust Law and applicable to the Acquisition or other transactions contemplated by this Agreement.
“Antitrust Law” means any Law designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
Notwithstanding the foregoing provisions of this Section 6.5(b), in no event shall the Company or any of its Subsidiaries or, except as otherwise required with respect to the approvals (or expiration of waiting period) under the HSR Act or other Antitrust Laws (and then only as set forth in, and subject to the limitations and other terms of, Section 6.5(e)), Buyer or its Subsidiaries be obligated to (or, in the case of the Company or its Subsidiaries, effect or agree to effect any transaction to) divest any assets, alter or commit to alter their business or commercial practices or terminate any relationships or grant any material concession in connection with obtaining any consents, authorizations or approvals required hereunder.
(c) Information.   Subject to applicable Laws, the Company and Buyer each shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Scheme or any other statement, filing, notice or application made by or on behalf of Buyer, the Company or any of their respective Affiliates to any third party and/or any Governmental Entity in connection with the Acquisition and the transactions contemplated by this Agreement, including under the HSR Act, the EUMR and any other applicable Antitrust Law. Without limiting the foregoing, if any party hereto or Affiliate thereof receives a request for additional information or documentary material from any such Governmental Entity with respect to the Acquisition or any other transactions contemplated by this Agreement, then such party shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request. Information provided to either party under this Section 6.5 may be provided on an “outside counsel only” basis if reasonably determined appropriate.
(d) Status.   Subject to applicable Laws and the instructions of any Governmental Entity, (i) the Company and Buyer each shall keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of all material notices or other material communications received by Buyer or the Company, as the case may be, or any of their Affiliates, from any third party and/or any Governmental Entity with respect to the Acquisition and the other transactions contemplated by this Agreement and (ii) neither the Company nor Buyer shall permit any of its Subsidiaries, officers or any other Representatives to participate in any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry with respect to the Acquisition and the other transactions contemplated hereby unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate thereat.
(e) Antitrust Matters.   Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the other undertakings pursuant to this Section 6.5, each of the Company and Buyer (in all cases set forth below) agree to take or cause to be taken the following actions with respect to the filings and approvals required under the HSR Act and the other Antitrust Laws with respect to the transactions contemplated by this Agreement:
(i) to provide any information, document or filing or any supplementary information, document or filings requested or required by any Governmental Entity with jurisdiction over enforcement of any Antitrust Law (a “Governmental Antitrust Entity”) with respect to the transactions contemplated by this Agreement as promptly as practicable;
(ii) to cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry or Proceedings, whether judicial or administrative, by a Governmental Antitrust Entity with respect to the transactions contemplated by this Agreement;
(iii) to use its reasonable best efforts to avoid the entry or enactment of any permanent, preliminary or temporary injunction or other order, decree, decision, determination, judgment, investigation or Law that would restrain, prevent, enjoin, prohibit or materially delay consummation of the transactions contemplated by this Agreement; and
(iv) to contest, resist, defend and resolve any lawsuit or other Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transaction contemplated by it, and in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination, decree or Law is entered, issued or enacted, or becomes reasonably foreseeable to be entered, issued or enacted, in any Proceedings, review or inquiry of any kind that would make consummation of the Acquisition in accordance with the terms of this Agreement unlawful or that would restrain, prevent, enjoin, prohibit or materially delay consummation of the Acquisition or the other transactions contemplated by this Agreement, to use its reasonable best efforts to take any and all steps (including the appeal thereof, the posting of a bond) necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination, decree or enactment so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.
Notwithstanding anything in this Agreement to the contrary, the obligations of Buyer under this Section 6.5(e) with respect to required approvals under Antitrust Laws with respect to the transactions contemplated by this Agreement shall not include Buyer committing to (whether or not conditioned upon the consummation of the Closing): (A) selling, divesting, or otherwise conveying assets, categories, portions or parts of assets or businesses of Buyer and its Subsidiaries, (B) agreeing to sell, divest, or otherwise convey any asset, category, portion or part of an asset or business of the Company and its Subsidiaries, (C) permitting the Company to sell, divest, or otherwise convey any of the assets, categories, portions or parts of assets or business of the Company or any of its Subsidiaries or (D) licensing, holding separate or entering into similar arrangements with respect to its respective assets or the assets of the Company or conduct of business arrangements or terminating any existing relationships or contractual rights or obligations as a condition to obtaining any expirations of waiting periods under the HSR Act or consents from any Governmental Antitrust Entity necessary to consummate the transactions contemplated hereby, if such actions (in any of the foregoing cases), individually or in the aggregate, would or would reasonably be expected to (1) result in any material limitation, restriction or prohibition on the ability of Buyer or any of its Subsidiaries effectively to acquire, hold or exercise full rights of ownership (including with respect to voting) of the Company, its Subsidiaries or their respective assets as contemplated pursuant to this Agreement, (2) result in a material reduction in the reasonably anticipated benefits (financial or otherwise) to Buyer of the transactions contemplated by this Agreement or (3) materially diminish the commercial value of, or result in an impact that is materially adverse to the assets, business, results of operation or condition (financial or otherwise) of, either (x) the Company and its Subsidiaries, or their respective businesses taken as a whole or (y) Buyer and its Subsidiaries, or their respective businesses, taken as a whole (any of the effects in (1) through (3), a “Burdensome Condition”). Subject to the above provisions of Section 6.5(b)(ii) and this Section 6.5(e), Buyer shall have the authority to direct and control the strategy of making the filings and seeking the approvals under applicable Antitrust Laws.
For the avoidance of doubt, in no event shall this Section 6.5 apply with respect to the Financing, or any filings or approvals to be made with respect thereto or in connection therewith, and the obligations in respect of the Financing, or any filings or approvals to be made with respect thereto or in connection therewith, shall be governed solely by Section 6.14.
6.6 Access and Reports; Notification; Confidentiality Agreement.
(a) From the date hereof throughout the period prior to the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, subject to execution of appropriate confidentiality agreements by the Financing Sources, the Company shall (and shall cause its Subsidiaries to) (i) upon reasonable prior written notice, afford Buyer’s and the Financing Sources’ officers and other authorized Representatives reasonable access, during normal business hours, to its employees, properties, books, contracts and records, (ii) furnish promptly to Buyer and the Financing Sources all information concerning its business, properties and personnel as may reasonably be requested by Buyer or the Financing Sources (as applicable) and (iii) use its reasonable best efforts to, within twenty (20) days after the end of each month following the date hereof, furnish to Buyer and the Financing Sources unaudited monthly financial information for the Company and its Subsidiaries prepared by the Company in the ordinary course of business; provided, that the foregoing shall not require the Company to disclose any privileged information of the Company or any of its Subsidiaries in a manner that jeopardizes such privilege or which would violate any applicable Law; provided, further, that in any of the foregoing cases in the preceding proviso, the Company shall inform Buyer as to the general nature of what is being withheld as a result thereof and shall use its reasonable best efforts to disclose such information in a way that would not waive such privilege or violate any applicable Law (including by seeking appropriate consents or entering into customary common interest agreements). All requests for information made pursuant to this Section 6.6 shall be directed to the General Counsel of the Company or other Person designated by the Company.
(b) The Company will notify Buyer promptly, and in any event within two business days, following it becoming aware of any material data breach, unauthorized or improper use, access, modification, corruption, breach of security or security incident involving the Company or its Subsidiaries, their facilities, systems or infrastructure or their information or data or, to the extent related to the Company’s or its Subsidiaries’ systems or third party systems serving the Company or its Subsidiaries, any of their customer’s or other business partner’s information or data (including any material, loss, damage, transmittal, interruption, modification, misuse, unauthorized or illegal access, use, disclosure, modification, or other misuse thereof), and, in any of the foregoing cases, the Company will cooperate and provide to Buyer all information and updates relating thereto reasonably requested by Buyer and otherwise keep Buyer apprised of the Company’s investigation, handling and remediation thereof.
(c) All such information shall be governed by the terms of the Confidentiality Agreement. Notwithstanding the foregoing, if a conflict arises between the provisions of this Agreement and the provisions of the Confidentiality Agreement, the provisions of this Agreement shall control, and the execution of this Agreement shall constitute written consent by the Company pursuant to the Confidentiality Agreement to all actions by Buyer expressly permitted or expressly required by this Agreement that would otherwise be restricted under the Confidentiality Agreement, and Buyer shall be permitted to disclose information regarding the Company and its Subsidiaries to the sources of its Financing, rating agencies and prospective lenders during syndication of the Financing. Further, any provisions in the Confidentiality Agreement providing that (i) the Company need not provide any information to Buyer or its Affiliates or Representatives or (ii) the Company may conduct the sale process in any manner it desires (including entering into agreements with other potential acquirers of the Company or its business) are superseded by this Agreement.
6.7 Stock Exchange De-listing.   Buyer shall take such actions prior to the Effective Time to cause the Company’s securities to be de-listed from Nasdaq and de-registered under the Exchange Act as soon as practicable following the Effective Time. If the Company is reasonably likely to be required to file any quarterly or annual reports pursuant to the Exchange Act within ten business days following the Closing Date, the Company will deliver to Buyer at least three business days prior to Closing a draft, which is sufficiently developed such that it can be timely filed with a reasonable amount of effort within the time available, of any such reports reasonably likely to be required to be so required to be filed. The Company agrees that, from and after the date hereof and prior to the Effective Time, neither the Company nor any of its Subsidiaries shall (i) file any registration statement (other than on Form S-8 and other than prospectus supplements to existing registration statements) or (ii) consummate any unregistered offering of securities that by the terms of such offering requires subsequent registration under the Securities Act.
6.8 Publicity.   The initial press release regarding the Acquisition and the entering into of this Agreement shall be a joint press release (the “Initial Public Announcement”) which the parties shall release no later than one (1) business day following the date on which this Agreement is signed. Thereafter (unless and until a Change of Recommendation has occurred in accordance with Section 6.2), the Company and Buyer each shall consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Acquisition and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange or interdealer quotation service) with respect thereto, except, in each case, (x) as may be required by Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or interdealer quotation service or by the request of any Governmental Entity if it is not possible to consult with the other party before making any public statement with respect to this Agreement or any of the transactions contemplated by this Agreement, (y) that the parties may provide ordinary course communications regarding this Agreement and the transactions contemplated hereby to their respective employees (subject to Section 6.9), and (z) for public announcements containing information consistent with any prior press releases or public statements made by the parties and announcing the closing of the transactions contemplated by this Agreement which are otherwise consistent with the foregoing. Buyer and the Company shall use commercially reasonable efforts (a) to develop a joint communications plan and (b) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby shall be consistent with such joint communications plan. Without limiting the foregoing provisions, the Company shall, to the extent reasonably practicable, provide Buyer reasonable notice and drafts of any public disclosure of any material developments or matters involving the Company (including the financial condition or results of operations to the extent it materially deviates from previous projections), including earnings releases, reasonably in advance of publication or release. For the avoidance of doubt, neither the foregoing nor any other provision of this Agreement shall be deemed to limit any customary disclosure made by Buyer and its Affiliates to the Financing Sources and rating agencies in connection with efforts or activities by Buyer and its Affiliates to obtain the Financing.
6.9 Employee Benefits.
(a) During the one year following the Closing Date, Buyer or one or more of its Subsidiaries shall provide all individuals who are employees of the Company and or any of its wholly-owned Subsidiaries (including for this purpose Subsidiaries wholly-owned, directly or indirectly, by the Company other than with respect to a de minimis number of shares of capital stock that are required by the applicable Law of any jurisdiction to be held by other persons), including employees who are not actively at work on account of illness, disability or leave of absence, on the Closing Date (the “Affected Employees”), while employed by the Company or any of its Subsidiaries, with (A) the same base salary or hourly wage rates and annual target bonus opportunity provided to such Affected Employees as of immediately prior to the Effective Time and (B) benefits no less favorable in the aggregate to the benefits provided to such Affected Employees as of immediately prior to the Effective Time; provided, however, in the sole discretion of Buyer, from January 1, 2020 until the first anniversary of the Closing, such benefits may be replaced with benefits which are substantially comparable in the aggregate to the benefits provided to similarly situated employees of Buyer and its Subsidiaries, excluding, in each of the foregoing cases (A) and (B), change of control, sale, retention or similar bonus arrangements, equity or equity-linked compensation (whether directly or through equity purchase plans or otherwise) and any compensation or benefits triggered in whole or in part by the consummation of the transactions contemplated hereby. Nothing contained in this Section 6.9 shall be deemed to grant any Affected Employee any right to continued employment after the Closing Date. Buyer shall cause the Company to provide to any Affected Employee who is terminated during the one year period following the Closing Date severance benefits in accordance with, and subject to the terms of, the severance plans applicable to such Affected Employee as of the date of this Agreement (provided copies of such plans have been made available to Buyer) (assuming service through the applicable termination date, but excluding any amendment to any Benefit Plans or written agreement with the applicable Affected Employee subsequent to the date hereof) or, if greater, in an amount equal to any severance payable to such Affected Employee pursuant to an employment agreement or similar Contract between such Affected Employee and the Company (or one of its Subsidiaries); provided, however, the foregoing shall not increase or extend any benefits payable pursuant to any written agreement.
(b) Following the Closing Date, Buyer will use commercially reasonable efforts to cause any employee benefit plans of Buyer and its Subsidiaries (other than the Company and its Subsidiaries) in which the Affected Employees participate after the Closing Date to take into account for purposes of eligibility (including satisfaction of any waiting periods), vesting, level of benefits (but not benefit accruals under any defined benefit pension plans or other defined benefit plans or nonqualified retirement plans), service by such employees as if such service were with Buyer or its Subsidiaries, to the same extent such service was credited under an analogous Benefit Plan of the Company or its Subsidiaries (except to the extent it would result in a duplication of benefits).
(c) With respect to the Affected Employees and their eligible dependents, Buyer shall, or shall cause the Company to, use commercially reasonable efforts to (except to the extent it would result in a duplication of benefits): (i) waive any pre-existing conditions to the extent such pre-existing conditions were waived under the existing plans of the Company as of the date of this Agreement and (ii) give credit in the year in which the Affected Employees first participate in any employee benefit plans of Buyer and its Subsidiaries for any copayments, deductibles and out-of-pocket limits paid by the Affected Employee and eligible dependents under the applicable Benefit Plan for such year.
(d) Prior to the Effective Time, the Company shall take, and shall cause its Subsidiaries to take, all actions reasonably requested by Buyer that may be reasonably necessary or appropriate to (i) adopt resolutions to terminate one or more Benefits Plans as of the Effective Time, or as of the date immediately preceding the Effective Time, (ii) cause benefit accruals under any Benefit Plan to cease as of the Effective Time, or as of the date immediately preceding the Effective Time, (iii) cause, at Buyer’s cost, the continuation on and after the Effective Time of any contract, arrangement or insurance policy relating to any Benefit Plan for such period as may be requested by Buyer or (iv) at Buyer’s cost, facilitate the merger of any Benefit Plan into any employee benefit plan maintained by Buyer or its Subsidiaries if requested by Buyer. All resolutions, notices, or other documents issued, adopted or executed in connection with the implementation of this Section 6.9(d) shall be subject to Buyer’s reasonable prior review and comment. To the extent reasonably practicable, prior to making any broad-based written or oral communications to the employees of the Company or any of its Subsidiaries pertaining to compensation or benefit matters that are affected by the Acquisition or the other transactions contemplated by this Agreement, the Company shall provide Buyer with a copy of the intended communication, Buyer shall have a reasonable period of time to review and comment on the communication, and Buyer and the Company shall cooperate in providing any such mutually agreeable communication (subject, in the case of this clause (iii), to compliance with the last sentence of Section 6.9(a)).
(e) Nothing contained in this Section 6.9, express or implied (i) shall be deemed to be an amendment to any particular Benefit Plan or other particular employee benefit plan, (ii) shall be construed to require Buyer, the Company or any of their respective Subsidiaries to establish, amend, assume, maintain or modify any particular employee benefit plan (including a Benefit Plan), program, agreement or arrangement or prohibit Buyer, the Company or any of their respective Subsidiaries from amending, modifying or terminating any particular employee benefit plan (including a Benefit Plan), program, agreement or arrangement, (iii) is intended to or shall confer upon any Person (including employees, retirees, or dependents or beneficiaries of employees or retirees of the Company or its Subsidiaries) any rights as a third-party beneficiary of this Agreement or (iv) shall preclude Buyer, the Company or any of their Subsidiaries from terminating the employment of any employee at any time on or after the Closing or require any payment of compensation or provision of benefits to such person thereafter.
(f) No later than five business days after the Closing Date, Buyer shall file with the SEC one or more appropriate registration statements with respect to all Assumed RSUs and all Buyer Common Stock that may be issued in connection with the Assumed RSUs, in each case, other than those issued as replacement awards under Buyer’s Amended and Restated 2013 Long-Term Incentive Plan (as amended and restated effective February 21, 2017 or as may be further amended following the date hereof) as described in Section 4.3(a)(v)(y), for which a registration statement is already effective. Buyer shall use commercially reasonable efforts to maintain the effectiveness of such registration statement(s) for so long as Assumed RSUs remain outstanding.
6.10 Expenses.   Except as otherwise provided in Section 8.5 or Section 6.14(B)(e), whether or not the Acquisition is consummated, all costs and expenses incurred in connection with this Agreement (and the preparation and negotiation hereof) and the Acquisition and the other transactions contemplated by this Agreement and the financing thereof  (collectively, the “Expenses”) shall be paid by the party incurring such expense.
6.11 Indemnification; Directors’ and Officers’ Insurance.
(a) From and after the Effective Time, each of Buyer and the Company agrees that it will indemnify and hold harmless, to the fullest extent permitted under applicable Law (and Buyer shall also advance expenses therefor (subject to an obligation to reimburse if ultimately found by final non-appealable order to not be entitled to indemnification) as incurred to the fullest extent permitted under applicable Law), each present and former director and officer of the Company and its wholly-owned Subsidiaries (including for this purpose Subsidiaries wholly-owned, directly or indirectly, by the Company other than with respect to a de minimis number of shares of capital stock that are required by the applicable Law of any jurisdiction to be held by other persons) (collectively, the “Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, Proceedings or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Parties’ service as a director or officer of the Company or its Subsidiaries, or services performed or alleged to have been performed by such persons at the request of the Company or its Subsidiaries, in each case, at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including, for the avoidance of doubt, in connection with the transactions contemplated by this Agreement.
(b) For a period of six years from and after the Effective Time, Buyer shall, or shall cause the Company to, maintain in effect the current policies of directors’ and officers’ liability insurance maintained by the Company or provide substitute policies for the Company and its current and former directors and officers of the Company and its Subsidiaries who are currently covered by the directors’ and officers’ liability insurance coverage currently maintained by the Company (the “D&O Insurance”) with respect to claims arising from facts or events that occurred or are alleged to have occurred on or before the Effective Time, in either case, with limits not less than such existing coverage and having other terms not less favorable in the aggregate to the insured persons than the directors’ and officers’ liability insurance coverage currently maintained by the Company with respect to such matters (with insurance carriers having at least the same or better rating as the Company’s current insurance carrier for such insurance policies), except that in no event shall Buyer be required to pay, or caused to be paid, with respect to such insurance policies an aggregate amount for such six year period that is more than 300% of the annual premium most recently paid by the Company prior to the date of this Agreement (the “Maximum Amount”), and, if Buyer is unable to obtain the insurance required by this

Section 6.11(b) for less than the Maximum Amount, it shall obtain as much comparable insurance as possible within such six-year period for an aggregate amount equal to the Maximum Amount. In lieu of such D&O Insurance, prior to the Closing Date the Company may, at its option (following reasonable consultation with Buyer), purchase a fully prepaid “tail” directors’ and officers’ liability insurance covering claims arising from facts or events that occurred or are alleged to have occurred on or before the Effective Time for the Company and its current and former directors and officers who are currently covered by the directors’ and officers’ liability insurance coverage currently maintained by the Company, such tail insurance to provide limits not less than the existing coverage and to have other terms not less favorable to the insured persons than the directors’ and officers’ liability insurance coverage currently maintained by the Company with respect to such claims; provided that in no event shall the aggregate cost of any such tail insurance exceed the Maximum Amount; provided, further, that the Company’s procurement of such fully prepaid “tail” policy in accordance with this sentence shall be deemed to satisfy in full Buyer’s obligations pursuant to this Section 6.11(b).
(c) After the Effective Time, if Buyer or the Company or any of their respective successors or assigns (i) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Buyer or the Company shall assume all of the obligations set forth in this Section 6.11.
(d) The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, who are third party beneficiaries of this Section 6.11.
(e) The rights of the Indemnified Parties under this Section 6.11 shall be in addition to any rights such Indemnified Parties may have under the articles of association, certificate of incorporation, bylaws or comparable governing documents of the Company or any of its Subsidiaries, or under any applicable Contracts or Laws. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any Indemnified Party as provided in the articles of association, certificate of incorporation, bylaws or comparable governing documents of the Company and its Subsidiaries or any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries shall survive the Acquisition and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party with respect to such acts or omissions occurring at or prior to the Effective Time.
6.12 Takeover Statutes.   If any Takeover Statute is or may become applicable to the Acquisition or the other transactions contemplated by this Agreement, the Company and its Board of Directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable, so far as permitted by the Takeover Statute and by applicable Law, on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions. Nothing in this Section 6.12 shall oblige the Company to implement any transaction on terms less likely (than the terms set out in this Agreement) to promote the success of the Company for the benefit of its members as a whole.
6.13 Buyer Vote.   Buyer shall vote or cause to be voted any Ordinary Shares beneficially owned by it or any of its Subsidiaries or with respect to which it or any of its Subsidiaries has the power (by agreement, proxy or otherwise) to cause to be voted, in favor of the Scheme at each of the Shareholders Meetings and at all adjournments or postponements thereof.
6.14 Financing.
(A) Buyer Covenants Respecting Financing.
(a) Buyer shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable to arrange and obtain the Financing on the terms and conditions (including any “flex” provisions under the Fee Letter) contained in the Financing Commitments on or prior to the Closing Date, including: (i) maintaining in effect the Financing Commitments and complying with all of its obligations thereunder (except as otherwise permitted hereunder); (ii) negotiating, entering into and delivering definitive agreements with respect to the Debt Financing reflecting terms and conditions no less favorable to Buyer with respect to conditionality than those contained in the Debt Commitment Letter (giving effect to any “flex” provisions in the Fee Letter), so that such agreements are in effect no later than the Closing (and provide execution copies thereof to the Company); and (iii) satisfying, or causing the satisfaction of  (or, if deemed advisable by Buyer, obtaining a waiver of), as promptly as practicable and on a timely basis, all the conditions to the Financing and the definitive agreements related thereto that are within the control of Buyer. Without limiting the foregoing, Buyer shall use its reasonable best efforts to make all required notices and filings, and obtain all required approvals (or expiration of waiting periods), with respect to the Equity Financing or other transactions contemplated by the Equity Financing under the Sherman Act, the Clayton Act, the HSR Act and the Federal Trade Commission Act as soon as practicable and in any event by or before the Long Stop Termination Date, but in no event shall the foregoing require Buyer or any of its Affiliates to divest any assets or grant any other concessions in connection therewith. In the event that all conditions set forth in Section 7.1 and Section 7.2 have been satisfied or waived, Buyer shall use its reasonable best efforts to cause the funding on the Closing Date of the full amount of the Financing (or such lesser amount as may be required to consummate the Acquisition and the other transactions contemplated hereby), and shall enforce its rights under the Financing Commitments.
(b) Buyer shall, upon the Company’s reasonable request, keep the Company reasonably informed of all material developments concerning Buyer’s efforts to obtain the Financing and to satisfy the conditions thereof, including giving the Company prompt notice of any material adverse change with respect to the Financing. Without limiting the foregoing, Buyer shall notify the Company promptly if at any time prior to the Closing Date: (i) any Financing Commitment expires or is terminated, withdrawn, repudiated or rescinded in any material respect; (ii) Buyer obtains Knowledge of any actual material breach or default by any party to the Financing Commitments or any definitive document related to the Financing of any material provisions of the Financing Commitments or any definitive document related to the Financing; (iii) Buyer receives any written notice or other formal, bona fide communication from any Person with respect to any (A) actual or threatened breach, default, termination, withdrawal, repudiation or rescission by any party to the Financing Commitments or any definitive document related to the Financing of any material provisions of the Financing Commitments or any definitive document related to the Financing or (B) material dispute or disagreement between or among any parties to the Financing Commitments with respect to the obligation to fund the Financing or the amount of the Financing to be funded at the Closing; or (iv) for any reason Buyer no longer believes in good faith that it will be able to obtain all or any portion of the Financing on the terms and conditions contemplated by the Financing Commitments or the definitive documents related to the Financing; provided, that in no event will Buyer be under any obligation to disclose any information that is subject to attorney-client or similar privilege if Buyer shall have used its reasonable best efforts to disclose such information in a way that would not waive such privilege. Promptly after the date the Company delivers to Buyer a written request therefor, Buyer shall provide any information available to Buyer reasonably requested by the Company relating to any circumstance referred to in the preceding sentence; provided, that in no event will Buyer be under any obligation to disclose any information that is subject to attorney-client or similar privilege if Buyer shall have used its reasonable best efforts to disclose such information in a way that would not waive such privilege.
(c) Prior to the Closing Date, Buyer shall not amend, modify, supplement, replace or agree to any waiver under the Financing Commitments without the prior written approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed) if such amendment, modification, supplement, replacement or waiver to be made to any provision of or remedy under the Financing Commitments would (i) reduce the aggregate amount of the Financing below an amount sufficient to satisfy the payment obligations of Buyer at the Closing under this Agreement (including by changing the amount of fees to be paid or original issue discount of the Debt Financing) (unless such amount is replaced with an amount of new debt or equity financing or Buyer and its Subsidiaries have sufficient other available sources of cash to effect the Acquisition), (ii) impose new or additional conditions to the Financing or otherwise expand, amend or modify any of the conditions to the

Financing in a manner materially adverse to the interests of the Company or (iii) otherwise expand, amend, modify or waive any provision of the Financing Commitments in a manner that in any such case could reasonably be expected to (A) delay or prevent the funding of all or any portion of the Financing (or satisfaction of the conditions to the Financing) on the Closing Date, (B) delay or impair the availability of the Financing at Closing or impede the satisfaction of the conditions to obtaining the Financing at Closing, (C) adversely impact the ability of Buyer to enforce its rights against the Financing Sources or any other parties to the Financing Commitments or the definitive agreements with respect thereto or (D) adversely affect the ability of Buyer to timely consummate the Acquisition and the other transactions contemplated hereby (collectively, the “Restricted Financing Commitment Amendments”). For the avoidance of doubt, (x) Buyer may amend, modify or supplement the Financing Commitments to correct typographical errors or add investors, lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Financing Commitments as of the date hereof and, in connection therewith, amend the economic and other arrangements with respect to the appointment of such existing and additional investors, lenders, lead arrangers, bookrunners, syndication agents or similar entities and (y) the foregoing restrictions shall not apply to the implementation of any flex provisions under the Fee Letter; provided, however, that in each case only if such amendment, modification or supplement would not, individually or in the aggregate, result in the occurrence of a Restricted Financing Commitment Amendment. In the event that new commitment letters or fee letters are entered into in accordance with any amendment, replacement, supplement or other modification of the Financing Commitments permitted pursuant to this Section 6.14(A)(c), Buyer shall promptly deliver to the Company a true, complete and accurate copy thereof  (redacted in a manner consistent with Section 5.2(e)). For purposes of this Agreement, the terms “Financing Commitments,” “Debt Commitment Letter,” “Fee Letter,” “Sponsor Equity Commitment,” and “Investment Agreement” shall include and mean such documents as amended, supplemented, modified, waived or replaced in compliance with this Section 6.14(A)(c), and references to “Debt Financing,” “Sponsor Equity Financing,” “Buyer Equity Financing,” “Equity Financing” and “Financing” shall include and mean the financing contemplated by the Financing Commitments and/or Fee Letter as so amended, supplemented, modified, waived or replaced, as applicable.
(d) If the funds with respect to all or any portion of the Financing expire or are terminated, withdrawn, repudiated or rescinded for any reason or all or any portion thereof becomes unavailable on the terms and conditions (including any “flex” provisions under the Fee Letter) contemplated in the Financing Commitments, Buyer shall (i) promptly notify the Company in writing thereof and the reasons therefor, (ii) use its reasonable best efforts to promptly arrange and obtain, at its sole expense, substitute financing sufficient to enable Buyer to consummate the Acquisition and the other transactions contemplated hereby in accordance with its terms, in any event on terms and conditions no less favorable to Buyer than the terms and conditions contemplated in the Financing Commitments (the “Substitute Financing”) and (iii) use its reasonable best efforts to obtain a new commitment letter or letters or agreements (including any associated fee letters) that provide for such Substitute Financing and, promptly after execution thereof, deliver to the Company true, complete and correct copies of the new commitment letter or letters or agreements and the related fee letters (redacted in a manner consistent with Section 5.2(e)) and related definitive financing documents with respect to such Substitute Financing; provided, however, that any such Substitute Financing shall not, without the prior written consent of the Company, (A) reduce the aggregate amount of the Financing below an amount sufficient to satisfy the payment obligations of Buyer at the Closing under this Agreement (unless such amount is replaced with an amount of new debt or equity financing or Buyer and its Subsidiaries have sufficient other available sources of cash to effect the Acquisition), (B) impose new or additional conditions to the Financing or otherwise expand, amend or modify any of the conditions to the Financing in a manner materially adverse to the interests of the Company or (C) otherwise expand, amend, modify or waive any provision of the Financing Commitments in a manner that in any such case would reasonably be expected to (1) delay the funding of all or any portion of the Financing (or satisfaction of the conditions to the Financing) on the Closing Date, (2) adversely impact the ability of Buyer to enforce its rights against the Financing Sources or any other parties to the Financing Commitments or the definitive agreements with respect thereto or (3) adversely affect the ability of Buyer to timely consummate the Acquisition and the other transactions contemplated hereby. Buyer shall keep the Company reasonably informed and in reasonable detail with respect to all material developments concerning the Financing. Without limiting the generality of the foregoing, Buyer shall promptly notify the Company in writing (1) of any material breach or default (or any event or circumstance that, with or without notice, lapse of time or both could reasonably be expected to give rise to any breach or default) by any party to any Financing Commitments or the definitive agreements with respect thereto, (2) of the receipt by Buyer or any of its Affiliates or their respective employees, agents or representatives of any notice or other communication from any Person with respect to any actual material breach, default, termination or repudiation by any party to any Financing Commitments or any definitive agreement related thereto or any provision of the Financing contemplated pursuant to the Financing Commitments or any definitive agreement related thereto (including any proposal by any lender or investor named in a Financing Commitment or any definitive agreement related thereto to withdraw, terminate or make a material change in the terms of  (including the amount of financing contemplated by) the Financing Commitments), and (3) if for any reason Buyer believes in good faith that there is a material possibility that it will not be able to obtain all or any portion of the financing contemplated in the Financing Commitments or the definitive agreements related thereto in an amount sufficient to satisfy the payment obligations of Buyer at the Closing under this Agreement. Upon obtaining any commitment for any such Substitute Financing, such financing shall be deemed to be a part of the “Financing” (and the Debt Financing or Equity Financing, as applicable), each commitment letter or agreement for such Substitute Financing shall be deemed a “Financing Commitment” (and the Debt Commitment Letter, Equity Commitment or Investment Agreement, as applicable) and each fee letter for such Substitute Financing shall be deemed a “Fee Letter” for all purposes of this Agreement.
(e) Notwithstanding anything contained in this Agreement to the contrary, Buyer acknowledges and agrees that Buyer’s obligations hereunder are not conditioned in any manner upon Buyer obtaining the Financing, any Substitute Financing or any other financing.
(B) Company Cooperation with Financing.
(a) From the date hereof until the Closing (or the earlier termination of this Agreement pursuant to Article VIII), subject to the limitations set forth in this Section 6.14(B), and unless otherwise agreed by Buyer, the Company will, and will cause its Subsidiaries to, and will use reasonable best efforts to cause its and their respective Representatives to, use reasonable best efforts to cooperate with Buyer as reasonably requested by Buyer in connection with Buyer’s arrangement of the Debt Financing at Buyer’s sole cost and expense. Such cooperation will include using reasonable best efforts to:
(i) make appropriate officers (including senior officers) reasonably available, with appropriate advance notice and at times and locations reasonably acceptable to the Company, for participation in a reasonable number of meetings, presentations, due diligence sessions, road shows, lender meetings, sessions with ratings agencies and prospective financing sources and investors (including customary one-on-one meetings with the Debt Financing Sources and prospective lenders and purchasers under the Debt Financing) or other customary syndication activities;
(ii) furnish Buyer and the Debt Financing Sources, as promptly as reasonably practicable, the Required Information and provide such other financial information regarding the Company and its Subsidiaries as may be reasonably requested by Buyer;
(iii) assist with the preparation of customary materials to be used in connection with Buyer’s arrangement of the Debt Financing, including confidential information memoranda, private placement memoranda, offering memoranda and other offering documents, rating agency presentations, credit agreements, road show materials and similar documents reasonably required in connection with the Debt Financing, in each case, with respect to information relating to the Company and its Subsidiaries in connection with customary marketing and syndication efforts of Buyer and the Debt Financing Sources for all or any portion of the Debt Financing;
(iv) provide promptly (and in any event at least five business days prior to the Closing Date) all information reasonably requested by Buyer and the Debt Financing Sources regarding the Company and its Subsidiaries under applicable “know your customer,” anti-money laundering rules and regulations and the USA PATRIOT Act of 2001, in each case, requested in writing at least eight days prior to the Closing Date;

(v) assist with the preparation of, and executing and delivering, any pledge and security documents or other definitive financing documents or certificates as may be reasonably requested by Buyer; provided, that no liens or security interests attach or otherwise become effective prior to the occurrence of the Closing;
(vi) provide all relevant information with respect to the collateral and providing access to Buyer and its Debt Financing Sources to allow them to conduct audit examinations and appraisals with respect to such collateral and to facilitate the creation, perfection and enforcement of liens securing the Financing and otherwise facilitating the pledging of collateral owned by the Company and its Subsidiaries as reasonably requested by Buyer, including using reasonable efforts to deliver original copies of all certificated securities (with transfer powers executed in blank) which are required in connection with the Debt Financing and which have not been pledged as security for the Company’s existing financing;
(vii) assist with the preparation of, and execute and deliver, customary closing certificates and customary legal opinions;
(viii) provide a customary certificate of the Company, executed by the individual who is the chief financial officer or an officer serving the equivalent function of the Company, with respect to (A) solvency matters in the form set forth as an annex to the Debt Commitment Letter and (B) certain financial information in the offering documents not otherwise covered by the “comfort” letters described in the Required Information;
(ix) provide requested authorization letters to the Debt Financing Sources (including with respect to the absence of material non-public information in the public side version of documents distributed to prospective lenders and a “10b-5” representation);
(x) take all reasonable actions as may be required or reasonably requested by Buyer in connection with the repayment of all Indebtedness of the Company and its Subsidiaries (including any hedging arrangements) and the release of related Liens, including providing customary pay-off letters;
(xi) issue customary management representation letters as necessary to obtain the “comfort” letters described in the Required Information and to cause its independent auditors to assist and cooperate with Buyer in connection with the Debt Financing, including by (A) providing consent to offering memoranda that include or incorporate the Company’s consolidated financial information and their reports thereon, customary auditors reports and customary “comfort” letters described in the Required Information, (B) providing reasonable assistance in the preparation of pro forma financial statements and (C) attending accounting due diligence sessions;
(xii) establish bank and other accounts and blocked account agreements and lock-box arrangements to the extent necessary in connection with the Debt Financing; provided, however, that no such agreement shall be effective prior to the Closing;
(xiii) take all corporate actions, subject to the occurrence of the Closing, reasonably requested by Buyer that are necessary or customary to permit the consummation of the Debt Financing, including with respect to issuances of any securities, and to permit the proceeds thereof to be made available on the Closing Date to consummate the transactions contemplated by this Agreement;
(xiv) cooperating with the due diligence requests, to the extent customary and reasonable, in connection with the Debt Financing; and
(xv) take all actions reasonably requested by Buyer to satisfy all conditions applicable to Buyer set forth in the Financing Commitments.

(b) Notwithstanding anything to the contrary contained in this Section 6.14(B), until the Closing occurs:
(i) nothing in this Section 6.14(B) shall require any such cooperation to the extent that it would: (A) require the Company or any of its Subsidiaries to pay any commitment or other fees or reimburse any expenses prior to the Closing in connection with the Financing; (B) unreasonably interfere with the ongoing business or operations of the Company or any of its Subsidiaries; (C) require the Company or any of its Subsidiaries to enter into or approve any agreement or other documentation effective prior to the Closing or agree to any change or modification of any existing agreement or other documentation that would be effective prior to the Closing; (D) require the Company, any of its Subsidiaries or any of their respective boards of directors (or equivalent bodies) to approve or authorize the Financing if such approval or authorization is effective prior to the Closing; (E) require any action that would conflict with or violate the organizational documents of the Company or any of its Subsidiaries or any applicable Laws or orders or the contracts governing the existing Indebtedness of the Company or any of its Subsidiaries; (F) cause any representation or warranty or covenant in this Agreement to be breached by the Company or any of its Subsidiaries; (G) cause any director, officer, employee or stockholder of the Company or any of its Subsidiaries to take any action that could reasonably be expected to result in personal liability to such director, officer, employee or stockholder; (H) provide access to or disclose information that would jeopardize any attorney-client privilege of the Company or any of its Subsidiaries (provided that the Company shall provide such information that does not violate such privilege and notify Buyer as to the nature and, to the extent possible without violating such privilege, substance of the information being covered by such privilege); or (I) prepare separate financial statements for any Subsidiary of the Company or change any fiscal period or prepare any financial statements or information that are not available to it and prepared in the ordinary course of its financial reporting practice; and
(ii) no action, liability or obligation (including any obligation to pay any commitment or other fees or reimburse any expenses) of the Company, its Subsidiaries or any of their respective Representatives under any certificate, agreement, arrangement, document or instrument relating to the Financing shall be effective until the Closing;
provided that nothing in this paragraph (b) shall relieve the Company of its obligations to execute and deliver the documentation referred to in clauses (a)(iv), (a)(viii), (a)(ix), (a)(x) and (a)(xii) above prior to Closing.
(c) For the avoidance of doubt, Buyer may, to most effectively access the financing markets, require the cooperation of the Company and its Subsidiaries under this Section 6.14(B) at any time, and from time to time and on multiple occasions, between the date hereof and the Closing.
(d) The Company hereby consents to the use of its and its Subsidiaries’ logos in connection with the Financing; provided that such logos are used in a manner that is not intended to, or is not reasonably likely to, harm or disparage the Company or its Subsidiaries or any of their respective products or services or their reputation or goodwill.
(e) Buyer shall (i) promptly upon request by the Company, reimburse the Company for all of its fees and expenses (including fees and expenses of counsel and accountants) reasonably incurred by the Company and any of its Subsidiaries in connection with any cooperation contemplated by this Section 6.14(B) and (ii) indemnify and hold harmless the Company, its Subsidiaries and its and their Representatives against any claim, loss, damage, injury, liability, judgment, award, penalty, fine, cost (including cost of investigation), expense (including fees and expenses of counsel and accountants) or settlement payment incurred as a result of, or in connection with, such cooperation or the Financing and any information used in connection therewith (other than information related to the Company or its Subsidiaries provided by or on behalf of the Company, its Subsidiaries or its or their Representatives for use in connection with the Financing offering documents, and except to the extent such amounts are judged by a court of competent jurisdiction in a final judgment (not subject to appeal) to result from the bad faith, gross negligence, willful misconduct or material breach of this Agreement by the Company, its Subsidiaries, its or their Representatives or, in each case, their respective officers, directors employees, accountants, consultants, legal counsel, agents or other Representatives.
(f) For purposes of this Agreement:
(i) “Compliant” means, with respect to the Required Information, that (a) such Required Information does not contain any untrue statement of a material fact regarding the Company or its Subsidiaries, or omit to state any material fact regarding the Company or its Subsidiaries necessary in order to make such Required Information not misleading in light of the circumstances in which made, (b) such Required Information complies in all material respects with all applicable requirements of Regulation S-K and Regulation S-X under the Securities Act for a registered public offering of debt securities on Form S-1 (other than such provisions for which compliance is not customary in a Rule 144A offering of debt securities), (c) the Company’s independent auditors shall not have withdrawn their audit opinion with respect to any financial statements forming part of the Required Information for which they have provided an opinion (unless a new unqualified audit opinion is issued with respect to the financial statements of the Company for the applicable periods by such independent auditor or another independent public accounting firm reasonably acceptable to Buyer and so long as such new audit opinion is not subsequently withdrawn), (d) the Company’s independent auditors consent to the use of their audit opinions with respect to the Required Information audited by such firm, (e) the Company shall not have been informed by the Company’s independent auditors that the Company is required to restate, and the Company shall not have restated, have determined that it is required to restate, intend to restate or be considering restating, any audited or unaudited financial statements included in the Required Information (unless such restatement has been completed and the relevant Required Information has been amended or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP) and (f) the financial statements and other financial information included in such Required Information are sufficient to permit the Company’s independent auditors to issue customary “comfort” letters with respect to such financial statements and financial information to the Financing Sources providing the portion of the Debt Financing consisting of debt securities (including customary “negative assurance” and change period comfort) in order to consummate any offering of debt securities on any day of the Marketing Period.
(ii) “Debt Financing Sources” means the Persons (other than Buyer and its Subsidiaries) that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Debt Financing or other financings in connection with the transactions contemplated hereby (other than the Equity Financing), including the parties to the Debt Commitment Letter (including the Initial Commitment Parties) any joinder agreements, indentures or credit agreements entered pursuant thereto or relating thereto, together with their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns; provided, that, Debt Financing Sources shall not include any Persons or their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns in their capacity as financing sources for the Equity Financing.
(iii) “Financing Sources” means the Persons (other than Buyer and its Subsidiaries) that have committed to provide or arrange or otherwise entered into agreements in connection with all or any part of the Financing (including the Debt Financing Sources, the Sponsor and the Equity Investor) or other financings in connection with the transactions contemplated hereby, including the parties to any joinder agreements, indentures or credit agreements entered pursuant thereto or relating thereto, together with their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, agents and representatives and their respective successors and assigns.

(iv) “Marketing Period” means the first period of 17 consecutive calendar days after the date of this Agreement throughout and at the end of which (i) Buyer shall have the Required Information, during which period such Required Information shall remain Compliant, and (ii) the conditions set forth in Section 7.1 (other than Section 7.1(d)) and Section 7.2(e) shall have been satisfied or waived (other than those conditions that by their nature can only be satisfied by deliveries made at the Closing, but subject to such conditions being capable of being satisfied) and nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.2 (other than Section 7.2(d)) to fail to be satisfied assuming the Closing were to be scheduled for any time during such 17-consecutive calendar-day period; provided, however, that the Marketing Period shall not be deemed to have commenced if any of the Required Information provided at the commencement of the Marketing Period ceases to be Compliant during such 17-consecutive calendar-day period or otherwise does not include the Required Information during such 17 calendar-consecutive-day period; provided, further that (w) such 17 consecutive-calendar shall not include November 21, 2018, November 22, 2018 and November 23, 2018 (which dates shall be excluded for purposes of calculating the consecutive nature and the number of days in such 17 consecutive-calendar-day period), (x) if such 17 consecutive-calendar-day period has not ended on or prior to December 19, 2018, then it will be deemed not to commence earlier than January 2, 2019, (y) if the Marketing Period has not ended on or before February 12, 2019, then it will be deemed not to commence earlier than the later of (a) the date on which the audited financial statements for the year ended December 31, 2018 for the Company have been filed with the SEC and (b) February 28, 2019, and (z) if such 17-consecutive-calendar-day period has not ended on or prior to August 16, 2019, then it will be deemed to not commence earlier than September 3, 2019. Notwithstanding the foregoing, the Marketing Period will end on any earlier date on which the Debt Financing is obtained.
(v) “Required Information” means such financial and other pertinent information regarding the Company and its Subsidiaries as may be reasonably requested by Buyer consistent with the requirements under the Debt Commitment Letter, including (a) all financial statements, audit reports and financial and other data, information and other disclosures relating to the Company and its Subsidiaries of the type required by Regulation S-X or Regulation S-K under the Securities Act for registered public offerings of debt securities on Form S-1, but limited to the type and form customarily included in offering memoranda for private placements under Rule 144A under the Securities Act as reasonably required in connection with the Debt Financing (assuming that such offering was consummated at the same time during the Company’s fiscal year as such offering of debt securities will be made), including (i) the financial information of the Company and its Subsidiaries necessary to prepare the pro forma financial information for historical periods required by numbered paragraph 5 of Exhibit E to the Debt Commitment Letter (it being understood that Buyer shall be responsible for any pro forma adjustments and projections related to the Financing), (ii) the financial information required by numbered paragraph 4 of Exhibit E to the Debt Commitment Letter and (iii) the financial and other pertinent information required by numbered paragraph 10 of Exhibit E to the Debt Commitment Letter (in each case of subclauses (i) through (iii), on or prior to the times required); and (b) such financial information and data relating to the Company and its Subsidiaries as are otherwise necessary in order to receive customary “comfort” letters with respect to the financial statements and data referred to in the foregoing clause (a).
6.15 Resignations.   The Company shall use its reasonable best efforts to obtain and deliver to Buyer at the Closing evidence reasonably satisfactory to Buyer of the resignation, effective as of the Effective Time, of those directors of the Company or any Subsidiary of the Company designated by Buyer to the Company in writing at least five (5) business days prior to the Closing.
6.16 Shareholder Litigation.   In the event that any shareholder litigation related to this Agreement, the Acquisition or the other transactions contemplated by this Agreement is brought, or, to the Knowledge of the Company, threatened in writing against the Company and/or the members of the Board of Directors of the Company prior to the Effective Time, the Company shall (a) promptly notify Buyer of any such shareholder litigation brought, or, to the Knowledge of the Company, threatened in writing against the Company and/or members of the Board of Directors of the Company and shall keep Buyer reasonably informed with respect to the status thereof, (b) give Buyer the opportunity to participate in the defense, settlement or prosecution of any such litigation and (c) consult with Buyer with respect to the defense, settlement and prosecution of any such litigation. Neither the Company nor any Subsidiary or Representative of the Company shall compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any such shareholder litigation or consent to the same unless Buyer shall have consented thereto in writing (such consent not to be unreasonably withheld, conditioned or delayed).
6.17 Existing Indebtedness.   Without limiting the generality of Section 6.14(B), the Company shall cooperate with Buyer and shall take all actions reasonably necessary to effect at the Closing (A) the prepayment or discharge of any obligations owed by the Company and any Affiliate pursuant to (i) the Company Credit Agreement and any related loan document and (ii) to the extent requested by Buyer, any interest rate or currency swaps or other hedging agreements, and (B) the termination of all Liens on the Company’s or its applicable Affiliates’ assets or properties securing their obligations owed under the terms of the Company Credit Agreement and any related loan document (and, if applicable, any interest rate or currency swaps or other hedging agreements requested by Buyer to be terminated under clause (A)(i)). At the Effective Time, Buyer shall provide or shall cause to be provided the funds to effect such prepayment. Buyer may obtain such funds from the proceeds of the Financing.
6.18 Rule 16b-3.   Prior to the Effective Time, the Company shall take all actions reasonably necessary or advisable hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
6.19 Works Councils.   The Company and its Subsidiaries shall use commercially reasonable efforts to comply in all material respects with all notification, consultation and other processes, including with respect to any works council, economic committee, union or similar body, that are necessary to effectuate the transactions contemplated by this Agreement. Buyer shall take all steps reasonably requested by the Company and which are required for the Company and its Subsidiaries to comply with such processes.
6.20 Cash and Marketable Securities.   To the extent requested by Buyer and subject to the reasonable operational requirements of the Company and its Subsidiaries, the Company and its Subsidiaries shall, at Buyer’s expense, cooperate in good faith (a) to sell the marketable securities then owned by the Company and its Subsidiaries reasonably proximate to the Closing Date, (b) to repatriate cash to the United States to the extent permitted by Law and (c) so as to permit Buyer and/or the Company to use the Company’s cash at Closing as a potential source for the payments contemplated by this Agreement or expenses payable in connection with the Closing.
6.21 Section 338 Elections.   The Company and its Subsidiaries shall cooperate with Buyer, at Buyer’s election and expense, to treat the purchase of the Company and each of its Subsidiaries (other than the Affiliate(s) and Subsidiaries organized under the laws of a U.S. jurisdiction (the “Domestic Group”)) (i) as a purchase of the Company’s assets and (ii) as a deemed purchase of each of the Company’s Subsidiaries treated as a purchase of the assets of each of the Company’s Subsidiaries (other than the Domestic Group) pursuant to one or more elections in accordance with Section 338 of the Code (the “Section 338 Elections”), and for the purposes of the Section 338 Elections, Buyer and the Company and each of their respective Subsidiaries agree to treat the acquisition date under Section 338 of the Code as the Closing Date.
6.22 United Kingdom Stamp Taxes.   The Buyer shall if it so wishes apply for a non-statutory ruling from Her Majesty Revenue and Customs (“HMRC”) that neither the Court Order nor any instrument of transfer transferring the Ordinary Shares held within DTC to a DR Nominee of Buyer is subject to United Kingdom stamp duty or stamp duty reserve tax (“SDRT”) and that the only instrument or agreement subject to UK stamp duty or SDRT will be the stock transfer form(s) which transfer shares not held within DTC to Buyer (or its designated Subsidiary). In respect of such application: (a) the Company shall, upon request, offer to the Buyer its reasonable cooperation for the purpose of allowing the Buyer access to factual information in the possession or control of the Company which is reasonably required by the Buyer for the purpose of producing or filing the application (including, but not limited to, permitting DTC and the Company’s transfer agent to liaise on any application with the Buyer and provide such factual information which DTC or its transfer agent may hold and which may be requested for the purpose of producing the application, to the Buyer); (b) Buyer shall bear all costs of preparing and submitting the application, and repay to the Company on an after-tax basis all reasonable and evidenced costs incurred by the Company in relation to or in connection with, actions which the Buyer requests the Company takes in accordance with this Section 6.22 (including but not limited to any advisors fees so incurred by the Company) plus any non-recoverable value added tax paid by the Company in respect of those costs; (c) the Buyer shall consider any reasonable comments and requests of the Company in relation to the application and shall include in the application (and in any communications with HMRC in relation to the application) any reasonable comments and reasonable requests of the Company in relation thereto, any comments relating to the factual position as described in the application, and any comments which the Company acting reasonably considers to be required in order to ensure that the application complies with all requirements set out in guidance from time to time by HMRC in respect of the making of an application for a non-statutory ruling regarding the stamp duty position of the Court Order or instrument of transfer which the Company’s registrar is required to register on the register of members or in respect of the SDRT consequences of the transactions contemplated by this Agreement. For the purpose of facilitating the above the Buyer shall upon the reasonable request of the Company or its advisors provide all relevant drafts of the application and other relevant documents which the Buyer intends to share with HMRC or file by way of an application for a non-statutory ruling. The failure to obtain any non-statutory ruling to be applied for pursuant to this Section 6.22 shall not constitute any breach of the obligations of any party under this Agreement, nor constitute any breach of representation or warranty in Article V of this Agreement, nor result in the non-satisfaction of any of the conditions in Article VII of this Agreement, nor for any purposes constitute a Company Material Adverse Effect.
ARTICLE VII

Conditions
7.1 Conditions to Each Party’s Obligation to Effect the Acquisition.   The respective obligation of each party to effect the Acquisition is subject to the satisfaction or waiver (where permissible and in writing) at or prior to the Effective Time of each of the following conditions:
(a) Shareholder Approval.   The Company Requisite Votes shall have been obtained in accordance with applicable Law and the articles of association of the Company.
(b) Acquisition Regulatory Consents.   (i) The waiting period applicable to the consummation of the Acquisition under the HSR Act shall have expired or been earlier terminated; (ii) the approvals applicable to the consummation of the Acquisition under European Union merger control regulations shall have been obtained; and (iii) the consents, approvals, or clearances under the other applicable Acquisition Antitrust Laws with respect to the Acquisition shall have been obtained or any applicable waiting period thereunder shall have been terminated or shall have expired.
(c) Orders.   As of the Closing, no court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Acquisition (collectively, an “Order”).
(d) Court Approval.   The Court Sanction Hearing shall have occurred and the Court shall have sanctioned the Scheme and shall have approved the delivery to the Registrar of Companies of a copy of the order of the Court sanctioning the Scheme under section 899 of the Companies Act (the “Sanctioning Order”).
7.2 Conditions to Obligations of Buyer.   The obligations of Buyer to effect the Acquisition are also subject to the satisfaction or waiver (in writing) by Buyer at or prior to the Effective Time of the following additional conditions:
(a) Representations and Warranties.   (i) The representations and warranties of the Company set forth in the first sentence of Section 5.1(a), Section 5.1(b)(i), Section 5.1(c), the second sentence of Section 5.1(f), Section 5.1(j) and Section 5.1(r) shall be true and correct in all respects (except, with respect to Section 5.1(b)(i), which shall be true in all respects except for such inaccuracies that do not, individually or in the aggregate, increase the aggregate consideration required to be paid by Buyer under Article IV (or the Scheme) by more than a de minimis amount) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), (ii) the other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any “material”, “in all material respects”, “materiality” or “Company Material Adverse Effect” qualifiers, or other derivations of the word “material” used alone or in a phrase that have a similar impact or effect contained therein, but giving effect to any dollar thresholds) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct does not have, and is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect and (iii) Buyer shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company to the effect that such officer has read this Section 7.2(a) and the conditions set forth in this Section 7.2(a) have been satisfied.
(b) Performance of Obligations of the Company.   The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing, and Buyer shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company to such effect.
(c) No Company Material Adverse Effect.   From the date of this Agreement to the Effective Time, there shall not have occurred any Company Material Adverse Effect.
(d) Marketing Period.   The final day of the Marketing Period has occurred.
(e) Equity Financing Regulatory Consent.   The waiting period applicable to the consummation of the Equity Financing under the HSR Act shall have expired or been earlier terminated.
(f) Burdensome Condition.   As of the Closing, no court or other Governmental Antitrust Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) under any Antitrust Law (whether with respect to the Acquisition or the Equity Financing) that imposes or would reasonably be expected to impose, individually or in the aggregate, a Burdensome Condition.
7.3 Conditions to Obligation of the Company.   The obligation of the Company to effect the Acquisition is also subject to the satisfaction or waiver (in writing) by the Company at or prior to the Effective Time of the following additional conditions:
(a) Representations and Warranties.   (i) The representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, does not or is not reasonably likely to prevent the consummation of the Acquisition and the other transactions contemplated by this Agreement, and (ii) the Company shall have received at the Closing a certificate signed on behalf of Buyer by the Chief Executive Officer or Chief Financial Officer of Buyer to the effect that such officer has read this Section 7.3(a) and the conditions set forth in this Section 7.3(a) have been satisfied.
(b) Performance of Obligations of Buyer.   Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing, and the Company shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer or Chief Financial Officer of Buyer to such effect.

ARTICLE VIII

Termination
8.1 Termination by Mutual Consent.   This Agreement may be terminated and the Acquisition may be abandoned and the Scheme may be withdrawn at any time prior to the Effective Time, whether before or after the Company Requisite Votes have been obtained, by mutual written consent of the Company and Buyer by action of their respective boards of directors.
8.2 Termination by Either Buyer or the Company.   This Agreement may be terminated and the Acquisition may be abandoned and the Scheme may be withdrawn at any time prior to the Effective Time by action of the board of directors of either Buyer or the Company if  (a) the Acquisition shall not have been consummated by June 30, 2019, whether such date is before or after the date the Company Requisite Votes have been obtained (such date, as it may be extended pursuant to the provisions hereof, the “Long Stop Termination Date”); (b) upon the Scheme not being sanctioned at the Court Sanction Hearing and Buyer shall not have elected within 10 business days of the date of such Court Sanction Hearing, to implement the Acquisition by means of a Takeover Offer; (c) the Shareholders Meetings shall have been held and completed and the Company Requisite Votes shall not have been obtained at such Shareholders Meetings or at any adjournment or postponement thereof and, in either case, Buyer and Company shall not have elected, within 10 business days of the date of the relevant Meeting, to implement the Acquisition by means of a Takeover Offer; or (d) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Acquisition shall become final and non-appealable (whether before or after the Company Requisite Votes have been obtained) (it being agreed that the Scheme not being sanctioned at the Court Sanction Hearing shall not be deemed to be an Order to which this clause (d) applies), provided, that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party whose breach of, or failure to fulfill any of its obligations under, this Agreement has been the primary cause of, or the primary factor that resulted in, the failure of the Acquisition to occur on or before the Long Stop Termination Date (in the case of clause 8.2(a)), has been the primary cause of, or the primary factor that resulted in, the Scheme not being sanctioned at the Court Sanction Hearing (in the case of clause 8.2(b)), has been the primary cause of, or the primary factor that resulted in, the Company Requisite Vote not being obtained (in the case of clause 8.2(c)), or has been the primary cause of, or the primary factor that resulted in, the imposition of such Order (in the case of clause 8.2(d)). Notwithstanding the foregoing, if, on the Long Stop Termination Date (A) (x) one or more of the conditions in Section 7.1(b), Section 7.1(c) (but, with respect to Section 7.1(c), only as a result of an Order relating to an Antitrust Law), Section 7.2(e) or Section 7.2(f) shall not have been satisfied and (y) all other conditions in Article VII have been satisfied or waived (other than (1) those conditions that by their terms are to be satisfied by actions taken at the Closing (but such conditions must be capable of being satisfied on such date) and (2) the conditions in Section 7.1(d) and 7.2(d)), (B) the Marketing Period has commenced but not yet been completed or terminated, or (C) the condition in Section 7.1(d) shall not have been satisfied and all other conditions in Article VII have been satisfied or waived (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but such conditions must be capable of being satisfied on such date), then, in any of the foregoing cases, the then-current Long Stop Termination Date shall be automatically extended by one month (but such one month extensions shall occur no more than three times in the aggregate, such that in no event shall any Long Stop Termination Date as extended be a date that occurs later than the date that is three months following the initial Long Stop Termination Date as set forth above) and such extended date shall become then-current Long Stop Termination Date for purposes of this Agreement.
8.3 Termination by the Company.   This Agreement may be terminated and the Acquisition may be abandoned and the Scheme may be withdrawn prior to the Effective Time by written notice of the Company:
(a) if, subject to complying in all material respects with the terms of Section 6.2 (other than Section 6.2(d)) and complying in all respects with Section 6.2(d), the Board of Directors of the Company effects a Change of Recommendation either as a result of an Intervening Event or a Superior Proposal not solicited in material violation of Section 6.2(a);
(b) if there has been a breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement, or any such representation and warranty of Buyer shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 7.3(a) or 7.3(b) would not be satisfied at such time and such breach is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days after written notice thereof is given by the Company to Buyer and (ii) the date that is three (3) business days prior to the Long Stop Termination Date; provided, however, that the Company is not then in breach of this Agreement so as to cause any of the conditions set forth in Sections 7.2(a) or 7.2(b) not to be satisfied; or
(c) if all conditions in Section 7.1 and Section 7.2 have been satisfied or waived (other than (x) those conditions that by their terms are to be satisfied by actions taken at the Closing, so long as such conditions were capable of being satisfied if the Closing Date were the date valid notice of termination of this Agreement is delivered by the Company to Buyer and (y) the condition in Section 7.1(d)), Buyer shall have failed to complete the Closing (including preventing the Court Sanction Hearing from being held or the Sanctioning Order from being granted) as a result of the full proceeds to be provided to Buyer by the Financing not being available on the date on which the Closing should have occurred pursuant to Section 1.2 and the Company sent irrevocable written notice to Buyer at least three business days prior to the termination pursuant to this Section 8.3(c) to the effect that it stands ready, willing and able to consummate the transactions contemplated by this Agreement (subject to receipt of the Sanctioning Order) (including confirmation that all conditions set forth in Section 7.3 have been satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, so long as such conditions are capable of being satisfied at the Closing) or that the Company is willing to waive any unsatisfied conditions set forth in Section 7.3) and cooperates with Buyer to effect the Closing during such three business day notice period; provided that during such notice period no Party shall be entitled to terminate this Agreement pursuant to Section 8.2(a).
8.4 Termination by Buyer.   This Agreement may be terminated and the Acquisition may be abandoned and the Scheme may be withdrawn prior to the Effective Time by written notice of Buyer:
(a) if either (x) the Board of Directors of the Company shall have made a Change of Recommendation or shall have approved or recommended to the shareholders of the Company an Acquisition Proposal or (y) the Company or the Board of Directors of the Company shall have breached any of the provisions set forth in Section 6.2 in any material respect;
(b) the Company, within ten business days of a tender or exchange offer constituting an Acquisition Proposal relating to securities of the Company having been commenced, fails to publicly (or in a Solicitation/Recommendation Statement on Schedule 14D-9 under the Exchange Act) recommend against such tender or exchange offer, or the Company shall have failed to publicly reaffirm its recommendation of the Acquisition within ten business days after the date any Acquisition Proposal or any material modification thereto is first publicly commenced, publicly announced, distributed or disseminated to the Company’s shareholders upon a request to do so by Buyer (provided that if the Shareholders Meetings are scheduled to be held within ten business days from the date of commencement of such tender or exchange offer or such public disclosure of an Acquisition Proposal or material modification, promptly and in any event prior to the date which is two business days before the date on which the Shareholders Meetings are scheduled to be held) or otherwise takes any action prohibited by Section 6.2(d)(i) or (ii); or
(c) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty of the Company shall have become untrue after the date of this Agreement, such that the conditions set forth in Section 7.2(a) or 7.2(b) would not be satisfied at such time and such breach is not curable or, if curable, is not cured prior to the earlier of  (i) thirty (30) days after written notice thereof is given by Buyer to the Company and (ii) the date that is three (3) business days prior to the Long Stop Termination Date; provided, however, that Buyer is not then in breach of this Agreement so as to cause any of the conditions set forth in Sections 7.3(a) or 7.3(b) not to be satisfied.
8.5 Effect of Termination and Abandonment.
(a) In the event of termination of this Agreement and the abandonment of the Acquisition and the Scheme pursuant to this Article VIII, this Agreement shall become void and of no effect with no Liability to any Person on the part of any party hereto (or of any of its Representatives, Affiliates or

Buyer Related Parties (but, with respect to the Financing Sources, without limiting any obligations thereof under their respective Financing Commitments to the counterparties thereto or to Buyer (including as a third party beneficiary thereof, as applicable))) except as otherwise set forth in this Section 8.5; provided, however, and notwithstanding the foregoing or anything in the foregoing to the contrary, that (i) except as otherwise provided herein, no such termination shall relieve any party hereto of any Liability to pay the Termination Fee or Buyer Fee (less the Buyer Reimbursement Obligation) or other Liability, in each case, pursuant to this Section 8.5 and (ii) the agreements of the Company and Buyer contained in Section 6.10 (Expenses), the indemnification and reimbursement provisions of Section 6.14(B)(e) (Financing), Section 6.8 (Publicity), this Section 8.5 and Article IX shall survive the termination of this Agreement.
(b) In the event that:
(i) (A) this Agreement is terminated pursuant to Section 8.2(a) (the section relating to the Long Stop Termination Date) and (B) any Person shall have made a publicly announced Acquisition Proposal after the date of this Agreement but prior to such termination, and such Acquisition Proposal shall not have been withdrawn at least 20 business days prior to such termination, provided that, for purposes of this clause (b)(i), the references to “20%” in the definition of  “Acquisition Proposal” shall be deemed to be references to “50%”;
(ii) this Agreement is terminated pursuant to Section 8.2(b) (the section relating to failure to obtain the Sanctioning Order) or Section 8.2(c) (the section relating to failure to obtain the Company Requisite Votes); or
(iii) this Agreement is terminated by the Company pursuant to Section 8.3(a) (the section relating to a Change of Recommendation), by Buyer pursuant to Section 8.4(a) (the section relating to a Change of Recommendation or breach of Section 6.2), by Buyer pursuant to Section 8.4(b) (the section relating to failure to take certain actions in response to an Acquisition Proposal) or by Buyer pursuant to Section 8.4(c) (the section relating to a breach by the Company), then the Company shall promptly, but in no event later than three (3) business days after the date of such termination, pay Buyer an amount equal to $58 million (or, in the case of Section 8.5(b)(ii), an amount equal to $29 million) (as applicable, the “Termination Fee”) by wire transfer of immediately available funds (it being understood that in no event shall the Company be required to pay the Termination Fee on more than one occasion); provided, that, if, in the case of a termination in the circumstances described in Section 8.5(b)(ii), (1) any Person shall have made a publicly announced Acquisition Proposal after the date of this Agreement but prior to the Court Sanctioning Hearing (in the case of a termination pursuant to Section 8.2(b)) or prior to the Shareholders Meetings (in the case of a termination pursuant to Section 8.2(c)), and such Acquisition Proposal shall not have been withdrawn at least 5 business days prior to such Court Sanctioning Hearing or Shareholders Meetings, as applicable, (2) within twelve (12) months after such termination, the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal, and (3) the Company shall have consummated an Acquisition Proposal for which a definitive agreement was entered into during such twelve (12) month period, then the “Termination Fee” shall be $58 million and shall be paid to Buyer, less the $29 million to the extent previously paid as a result of a termination in the circumstances described in Section 8.5(b)(ii), no later than three (3) business days after the consummation of such Acquisition Proposal (for purposes of the foregoing proviso, the references to “20%” in the definition of  “Acquisition Proposal” shall be deemed to be references to “50%”).
(c) In the event that this Agreement is terminated pursuant to:
(i) (A) Section 8.2(a) (the section relating to the Long Stop Termination Date) or (B) Section 8.2(d) (the section relating to a final Order prohibiting the Acquisition) (but, with respect to Section 8.2(d), only as a result of an Order attributable to an Antitrust Law) and, in either case, (1) any of the conditions in Section 7.1(b), Section 7.1(c), Section 7.2(e) or Section 7.2(f) are not satisfied or waived at the time of termination (but, with respect to Section 7.1(c), only as a result of an Order relating to an Antitrust Law) and (2) all other conditions in Article VII were satisfied or waived at the time of termination (other than (x) those conditions that by their terms are to be satisfied by actions taken at the Closing, but such conditions were capable of being satisfied on such date and (y) the conditions in Section 7.1(d) and Section 7.2(d));

(ii) Section 8.3(b) (the section relating to a breach by Buyer); or
(iii) Section 8.3(c) (the section relating to failure to consummate the Closing);
then Buyer shall promptly, but in no event later than three (3) business days after the date of such termination, pay or cause to be paid to the Company an amount equal to $250 million (the “Buyer Fee”), minus the amount of any reimbursement and indemnification obligations of Buyer pursuant to Section 6.14(B)(e) (the “Buyer Reimbursement Obligation”), by wire transfer of immediately available funds (it being understood that (x) in no event shall Buyer be required to pay such amount or the Buyer Fee on more than one occasion and (y) in no event shall the Company be entitled to both a decree of specific performance pursuant to Section 9.5(c) to cause the Acquisition or the Scheme to be consummated or which otherwise results in the Closing and any payment of the Buyer Fee or any portion thereof).
(d) The parties acknowledge that the agreements contained in Section 8.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to Section 8.5(b) or Buyer fails to promptly pay the amount due pursuant to Section 8.5(c), and, in order to obtain such payment, Buyer, on the one hand, or the Company, on the other hand, commences a suit that results in a judgment against the Company for the amount set forth in Section 8.5(b) or any portion thereof or a judgment against Buyer for the amount set forth in Section 8.5(c) or any portion thereof, the Company shall pay to Buyer, on the one hand, or Buyer shall pay to the Company, on the other hand, its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on such amount or portion thereof at the prime rate of Citibank N.A. in effect on the date such payment was required to be made through the date of payment. Notwithstanding anything to the contrary in this Agreement, the Parties hereto expressly acknowledge and agree that:
(i) (A) the Company’s right to terminate this Agreement (subject to the terms of this Article VIII) and receive payment of the amount due pursuant to Section 8.5(c) as and only to the extent provided by Section 8.5(c) and, if applicable, the Buyer Reimbursement Obligation and any reimbursement and expense obligations of Buyer pursuant to the first sentence of this Section 8.5(d), any rights of the Company pursuant to the Confidentiality Agreement and, prior to termination of this Agreement, the Company’s right to specific performance of this Agreement by the parties hereto subject to the terms of Section 9.5(c) shall be the sole and exclusive remedies of the Company and its Affiliates against (1) Buyer and its Affiliates, (2) any lender or prospective lender or other financing source, lead arranger, arranger, agent or representative of or to Buyer (including the Financing Sources) and (3) the direct or indirect, former, current or future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Representatives, Affiliates, members, managers, or assignees of any Person named in clause (1) or (2) (the Persons described in clauses (1) through (3), collectively, the “Buyer Related Parties”) for any loss suffered with respect to this Agreement, the Financing Commitments or the transactions contemplated hereby or thereby (including any breach by Buyer, whether willful or intentional or otherwise), the termination of this Agreement, the failure of the Acquisition to be consummated or any breach of this Agreement by Buyer and (B) except as provided in the immediately foregoing clause (A), none of Buyer or the Buyer Related Parties shall have any Liability or obligation (other than pursuant to the Confidentiality Agreement) to the Company or any of its Subsidiaries, or their respective shareholders, partners, members, Affiliates, directors, officers, employees, Representatives or agents relating to or arising out of this Agreement, the Financing Commitments or the transactions contemplated hereby or thereby or any claims or actions under applicable Law arising out of any such breach, termination or failure;
(ii) in light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement, the payment of  (A) the amount due pursuant to Section 8.5(c), which constitutes a reasonable estimate of the damages that will be suffered by the Company and its shareholders by reason of breach or termination of this Agreement and is not a penalty but is liquidated damages in a reasonable amount that will compensate the Company (and its shareholders) in the circumstances in which such fees are payable for the efforts and resources expended (including reimbursement of costs incurred and damages reflecting management time and resources engaged in entering into this Agreement) and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision, and (B) if applicable, the Buyer Reimbursement Obligation and any reimbursement and expense obligations of Buyer pursuant to the first sentence of this Section 8.5(d), shall be in full and complete satisfaction, and the maximum amount, of any and all damages of the Company and its Subsidiaries and shareholders arising out of or related to this Agreement, the Financing Commitments, the transactions contemplated hereby or thereby (including any breach by Buyer, whether willful or intentional or otherwise), the termination of this Agreement, the failure to consummate the transactions contemplated by this Agreement, and any claims or actions under applicable Law arising out of any such breach, termination or failure against Buyer or the Buyer Related Parties; and after the Company being paid such amounts in accordance with the terms of this Agreement, in no event will the Company or any of its Subsidiaries (or its shareholders) seek to recover any other damages or seek any other remedy based on a claim in law or in equity with respect thereto (other than pursuant to the Confidentiality Agreement) nor shall any of the Buyer Related Parties have any further Liability or other obligation to the Company or any of its Subsidiaries, or their respective shareholders, partners, members, Affiliates, directors, officers, employees, Representatives or agents relating to or arising out of this Agreement, the Financing Commitments, or the transactions contemplated hereby or thereby; provided, however, this Section 8.5(d)(ii) shall not limit the right of the parties hereto to specific performance of this Agreement subject to the terms of Section 9.5(c) prior to the termination of this Agreement in accordance with its terms;
(iii) in no event shall the Company or any of its Subsidiaries (or its shareholders) be entitled to seek or obtain any recovery or judgment in excess of the amount required to be paid pursuant to Section 8.5(c) (plus, in the case such amount is not timely paid, the amounts described in the first sentence of this Section 8.5(d) and, if applicable, the Buyer Reimbursement Obligation), against Buyer or any of its Affiliates or their respective stockholders, partners, members, directors, officers, employees or agents or any of their respective assets, and in no event shall the Company be entitled to seek or obtain any other damages of any kind against any such Persons or the Financing Sources or other Buyer Related Parties, including consequential, special, indirect or punitive damages for, or with respect to, this Agreement, the Financing Commitments or the transactions contemplated hereby or thereby (including any breach by Buyer, whether willful or intentional or otherwise), the termination of this Agreement, the failure to consummate the transactions contemplated by this Agreement or any claims or actions under applicable Law arising out of any such breach, termination or failure; provided, however, this Section 8.5(d)(iii) shall not limit the right of the parties hereto to specific performance of this Agreement subject to the terms of Section 9.5(c) prior to the termination of this Agreement in accordance with its terms;
(iv) (A) Buyer’s right to terminate this Agreement (subject to the terms of this Article VIII) and receive payment of the Termination Fee pursuant to Section 8.5(b) as and only to the extent provided by Section 8.5(b) (and, if applicable, any reimbursement and expense obligations of the Company pursuant to the first sentence of this Section 8.5(d)) and, prior to termination of this Agreement, Buyer’s right to specific performance of this Agreement by the parties hereto subject to the terms of Section 9.5(c) shall be the sole and exclusive remedy of Buyer and its Affiliates against the Company, its Subsidiaries and any of their respective direct or indirect former, current, or future general or limited partners, stockholders, directors, officers, employees, managers, members, Affiliates or agents for any loss suffered with respect to this Agreement, the transactions contemplated hereby (including any breach by the Company, whether willful or intentional or otherwise), the termination of this Agreement, the failure of the Acquisition to be consummated or any breach of this Agreement by the Company, and (B) except as provided in the immediately foregoing clause (A), none of the Company, its Affiliates or any of their respective direct or indirect former, current, or future general or limited partners, stockholders, directors, officers, employees, managers, members, Affiliates or agents shall have any Liability or obligation to Buyer or any of its Subsidiaries, or their respective shareholders, partners, members, Affiliates, directors, officers, employees, Representatives or agents relating to or arising out of this Agreement or the transactions contemplated by this Agreement or any claims or actions under applicable Law arising out of any such breach, termination or failure;
(v) in light of the difficulty of accurately determining actual damages with respect to the foregoing, upon any such termination of this Agreement, the payment of  (A) the Termination Fee pursuant to Section 8.5(b), which constitutes a reasonable estimate of the damages that will be suffered by Buyer and its stockholders by reason of breach or termination of this Agreement and is not a penalty but is liquidated damages in a reasonable amount that will compensate Buyer (and its stockholders) in the circumstances in which the Termination Fee is payable for the efforts and resources expended (including reimbursement of costs incurred and damages reflecting management time and resources engaged in entering into this Agreement) and the opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision and (B) if applicable, any reimbursement obligations of the Company pursuant to the first sentence of this Section 8.5(d) shall be in full and complete satisfaction, and the maximum amount, of any and all damages of Buyer and its Affiliates and stockholders arising out of or related to this Agreement, the transactions contemplated hereby (including any breach by the Company, whether willful or intentional or otherwise), the termination of this Agreement, the failure to consummate the transactions contemplated by this Agreement, and any claims or actions under applicable Law arising out of any such breach, termination or failure; and after Buyer being paid such amounts in accordance with the terms of this Agreement, in no event will Buyer or any of its Affiliates (or its stockholders) seek to recover any other damages or seek any other remedy based on a claim in law or in equity with respect thereto nor shall any of the Company, its Subsidiaries or their respective shareholders, partners, members, Affiliates, directors, officers, employees, Representatives or agents have any further Liability or other obligation to Buyer or the Buyer Related Parties relating to or arising out of this Agreement or the transactions contemplated hereby; provided, however, this Section 8.5(d)(v) shall not limit the right of the parties hereto to specific performance of this Agreement subject to the terms of Section 9.5(c) prior to the termination of this Agreement in accordance with its terms;
(vi) in no event shall Buyer or any of its Subsidiaries (or its stockholders) be entitled to seek or obtain any recovery or judgment in excess of the Termination Fee (plus, in the case the Termination Fee is not timely paid, the amounts described in the first sentence of this Section 8.5(d)) against the Company, its Subsidiaries or any of their respective former, current, or future general or limited partners, stockholders, directors, officers, employees, managers, members, Affiliates or agents or any of their respective assets, and in no event shall Buyer be entitled to seek or obtain any other damages of any kind, including consequential, special, indirect or punitive damages for, or with respect to, this Agreement or the transactions contemplated hereby (including any breach by the Company, whether willful or intentional or otherwise), the termination of this Agreement, the failure to consummate the transactions contemplated by this Agreement or any claims or actions under applicable Law arising out of any such breach, termination or failure; provided, however, this Section 8.5(d)(vi) shall not limit the right of the parties hereto to specific performance of this Agreement subject to the terms of Section 9.5(c) prior to the termination of this Agreement in accordance with its terms; and
(vii) without limiting the obligations of the Financing Sources under the Financing Commitments, the Company acknowledges and agrees that no Financing Source shall have any Liability or obligation to the Company or any of its Subsidiaries or shareholders in connection with this Agreement, the Financing Commitments and the other transaction documents contemplated by this Agreement; provided that the foregoing shall not preclude any liability of the Financing Sources to Buyer (or the other parties thereto) under the terms of its Financing Commitments (and, as applicable, the related fee letters) or its Financing.

ARTICLE IX

Miscellaneous and General
9.1 Survival.   This Article IX and the agreements of the Company and Buyer contained in Article IV and Sections 6.9 (Employee Benefits) and 6.11 (Indemnification; Directors’ and Officers’ Insurance) shall survive the consummation of the Acquisition. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Acquisition, other than those covenants or agreements of the parties which by their terms apply, or are to be performed in whole or in part, after the Effective Time.
9.2 Modification or Amendment.   Subject to the provisions of the applicable Laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties; provided, however, that, after receipt of the Company Requisite Votes, no amendment may be made which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company’s shareholders unless the vote or approval by them in accordance with Law or rule of relevant stock exchange is obtained with respect to the effectiveness of such amendment. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term or condition of this Agreement. Without limiting the foregoing, no failure of any party to exercise and no delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Notwithstanding anything to the contrary contained herein, Section 8.5(a), Sections 8.5(c), (d)(i), (ii), (iii) and (vii), Section 9.1, this Section 9.2, the second proviso in the first sentence of Section 9.5(a), Sections 9.5(b), (c) and (d), Section 9.8 and Section 9.15 (collectively, the “Financing Source Provisions”) (and any provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of Section 8.5(a), Sections 8.5(c), (d)(i), (ii), (iii) and (vii), Section 9.1, this Section 9.2, the second proviso in the first sentence of Section 9.5(a), Sections 9.5(b), (c) and (d), Section 9.8 and Section 9.15) may not be modified, waived or terminated in a manner that adversely impacts any Financing Source without the prior written consent of such Financing Source.
9.3 Waiver of Conditions.   The conditions to each of the parties’ obligations to consummate the Acquisition are for the sole benefit of such party and may be waived by such party in its sole discretion in whole or in part to the extent permitted by applicable Laws.
9.4 Counterparts.   This Agreement may be executed in any number of counterparts and delivered via facsimile or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.
9.5 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL; SPECIFIC PERFORMANCE.
(a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF; PROVIDED, THAT, THE PROVISIONS RESPECTING THE IMPLEMENTATION, EFFECT AND CONSEQUENCE OF THE SCHEME OR, IF APPLICABLE, TAKEOVER OFFER, SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF ENGLAND AND WALES WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF WITH RESPECT TO SUCH MATTERS; PROVIDED, FURTHER, THAT, ANY SUCH DISPUTES INVOLVING THE DEBT FINANCING SOURCES WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF (OTHER THAN THE DEFINITION OF COMPANY MATERIAL ADVERSE EFFECT, WHICH WOULD BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE).

The parties hereby irrevocably submit to the exclusive personal and subject matter jurisdiction of the Court of Chancery of the State of Delaware, or to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or to the extent such Courts do not have jurisdiction, the federal courts sitting within the State of Delaware (in such order, the “Chosen Courts”) in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby or disputes relating hereto, and hereby waive, and agree not to assert, as a defense in any such action, suit or proceeding, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in the Chosen Courts or that the Chosen Courts are an inconvenient forum or that the venue thereof may not be appropriate, or that this Agreement or any such document may not be enforced in or by such Chosen Courts, and the parties hereto irrevocably agree that all claims relating to such action, suit or proceeding shall be heard and determined in the Chosen Courts; provided, that, nothing herein shall prevent the implementation and enforcement of the Scheme or, if applicable, the Takeover Offer, before the courts of England and Wales or otherwise limit the procedures in Schedule 1 or Exhibit A requiring the presence before such courts in accordance therewith, and the provisions of this paragraph shall apply to such courts for such matters, mutatis mutandis, and such courts shall be deemed the “Chosen Courts” for purposes thereof. The parties hereby consent to and grant any such Chosen Court jurisdiction over the person of such parties and, to the extent permitted by Law, exclusive jurisdiction over the subject matter of such disputes and agree that mailing of process or other papers in connection with any such action, suit or proceeding in the manner provided in Section 9.6 or in such other manner as may be permitted by Law shall be valid, effective and sufficient service thereof. Each of the parties agrees that it will not bring or support any action or proceeding described in this Section 9.5 other than in the Chosen Courts as described above. The parties further agree, to the extent permitted by Law and notwithstanding anything to the contrary herein, that final and non-appealable judgment against a party in any Proceedings in the Chosen Courts as contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.
(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE FINANCING COMMITMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE FINANCING COMMITMENTS OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE FINANCING COMMITMENTS (INCLUDING ANY PROCEEDINGS OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST THE FINANCING SOURCES IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT OR THE FINANCING COMMITMENTS OR THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF) AND EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF SUCH ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.
(c) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that the parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at Law or in equity. Notwithstanding the foregoing, it is explicitly agreed that the Company shall be entitled to seek specific performance of Buyer’s obligation to consummate the Acquisition and the Scheme only in the event that (i) this Agreement has not been validly terminated in accordance with Article VIII, (ii) all conditions in Sections 7.1 and 7.2 are satisfied (other than (x) those conditions that by their nature are to be satisfied by actions taken at the Closing and which are, as of such date, capable of being satisfied on such date and (y) the condition in Section 7.1(d), and, in all cases, subject to the satisfaction of such conditions), (iii) the Financing (or, if alternative financing is being used in accordance with Section 6.14, pursuant to the commitments with respect thereto) has been funded or will be funded at the Closing, (iv) the Company has irrevocably confirmed in writing to Buyer that if specific performance is granted, the Sanctioning Order is granted and the Financing is funded, then the Closing pursuant to Article II will occur, and (v) Buyer has failed to consummate the Closing as required pursuant to this Agreement within two (2) business days following the delivery of the notice pursuant to the preceding clause (iv). For the avoidance of doubt, (A) under no circumstances will the Company be entitled to obtain, and the Company will not seek, specific performance in respect of any of the matters described in the preceding sentence unless each of clauses (i), (ii), (iii), (iv) and (v) are true and (B) the election of the Company to pursue an injunction or specific performance in accordance with the preceding sentence shall not restrict, impair or otherwise limit the Company from subsequently seeking to terminate this Agreement and seeking to collect the amounts under Section 8.5(c); provided, however, that under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance of the consummation of the transactions or otherwise resulting in the consummation of the transactions contemplated hereby and the payment of the amounts under Section 8.5(c). Subject to the foregoing provisions of this Section 9.5(c), each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (x) the other party has an adequate remedy at law or (y) an award of specific performance is not an appropriate remedy for any reason at law or equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
(d) Notwithstanding anything to the contrary in this Agreement, each of the parties hereto agrees (on behalf of itself and its Affiliates) that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing Sources in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to the Debt Financing Commitment or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the Federal courts, the United States District Court for the Southern District of New York in the County of New York (and appellate courts thereof), and each party makes the agreements, waivers and consents set forth above in Section 9.5(a) mutatis mutandis for any such Proceedings but with respect to the courts specified in this sentence. The Company further agrees that it shall not, and shall cause its Affiliates not to, bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Financing Source, in any way relating to this Agreement or the transactions contemplated hereby, including any dispute arising out of or relating in any way to the Financing Commitments, the Financing or the definitive agreements executed in connection therewith or the performance thereof.

9.6 Notices.   Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by e-mail or by overnight courier:
If to Buyer:
CommScope Holding Company, Inc., CommScope, Inc. 1100 CommScope Place, SE Hickory, North Carolina 28602
Attention:	Frank B. Wyatt, II, Senior Vice President, General Counsel and Secretary
Facsimile:	+1 (828) 431-2520
with a copy to:
Alston & Bird LLP Bank of America Plaza 101 South Tryon Street, Suite 4000 Charlotte, NC 28280
Attention:	C. Mark Kelly (Mark.Kelly@alston.com) William B. Snyder, Jr. (William.Snyder@alston.com)
and
Pinsent Masons LLP 30 Crown Pl., London EC2A 4ES, UK
Attention:	Rob Hutchings (Rob.Hutchings@pinsentmasons.com)
If to the Company:
ARRIS International plc 3871 Lakefield Drive Suwanee, Georgia 30024
Attention:	Patrick Macken (E-Mail: patrick.macken@arris.com)
with a copy to:
Troutman Sanders LLP 600 Peachtree Street, Suite 3000 Atlanta, GA 30308
Attention:	W. Brinkley Dickerson, Jr. (E-Mail: brink.dickerson@troutman.com) Tyler B. Dempsey (E-Mail: tyler.dempsey@troutman.com)
and
Herbert Smith Freehills LLP Exchange House Primrose Street London EC2A 2EG, UK
Attention:	Gavin Davies (gavin.davies@hsf.com) Alex Kay (alex.kay@hsf.com)
or to such other persons or addresses as may be designated in writing pursuant to notice given in accordance with this Section 9.6 by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon dispatch if sent by e-mail if sent before 5 p.m. local time at the place of receipt on a business day or, if not, then on the first business day after transmission (provided that, if given by email, such notice, request, instruction or other document shall be followed up within one (1) business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier.
9.7 Entire Agreement.   This Agreement (including any schedules and exhibits hereto), the Company Disclosure Letter and the Nondisclosure Agreement, dated August 15, 2018, between CommScope Inc. of North Carolina and the Company (the “Confidentiality Agreement”) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof; provided, that, the Confidentiality Agreement shall automatically, and without further action of any party thereto, terminate upon the earlier to occur of (a) the Effective Time (with such termination resulting in the Confidentiality Agreement being of no further force or effect, notwithstanding any other provision therein to the contrary) and (b) the date on which the Confidentiality Agreement terminates in accordance with its terms. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT OR THE IRREVOCABLE UNDERTAKINGS, NEITHER BUYER NOR THE COMPANY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OR AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE BY, OR MADE AVAILABLE BY, ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.
9.8 No Third Party Beneficiaries.   Except (a) as provided in Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), (b) only with respect to shareholders of the Company, the holders of the Comcast Warrants and Charter Warrants and the holders of Company RSUs and, in each case, only after the Effective Time, for the provisions set forth in Article IV, (c) the Persons whose Liability is limited in accordance with Section 8.5, to the extent provided therein, including the Financing Sources who shall be express third party beneficiaries of, and shall be entitled to rely on and enforce, Section 8.5(c), Sections 8.5(d)(i), (ii), (iii) and (vii), Section 9.1, Section 9.2, the second proviso in the first sentence of Section 9.5(a), Sections 9.5(b), (c) and (d), Section 9.15 and this Section 9.8, and (d) the Buyer Related Parties, with respect to Section 8.5(a) and Section 9.15, Buyer and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The parties hereto further agree that the rights of third party beneficiaries under Section 6.11 and Article IV shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date. Notwithstanding anything to the contrary contained herein, the Financing Source Provisions are intended for the benefit of, and will be enforceable by, the Financing Sources.
9.9 Obligations of Buyer and of the Company.   Whenever this Agreement requires a Subsidiary of Buyer to take any action, such requirement shall be deemed to include an undertaking on the part of Buyer to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Buyer to cause such Subsidiary to take such action.

9.10 Transfer Taxes.   All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including penalties and interest) incurred in connection with the Acquisition shall be paid by Buyer when due.
9.11 Definitions.   Each of the terms set forth in Annex A is defined in the Section of this Agreement set forth opposite such term.
9.12 Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
9.13 Interpretation; Construction.
(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person may require. Where a reference in this Agreement is made to any agreement (including this Agreement), contract, statute or regulation, such references are to, except as context may otherwise require, the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or Contract, (x) to the extent permitted by the terms thereof and (y) other than any reference set forth on the Company Disclosure Letter, which must specifically reference each such amendment, modification, restatement, replacement or supplement to be deemed disclosed thereon); and to any section of any statute or regulation including any successor to the section and, in the case of any statute, any rules or regulations promulgated thereunder. All references to “dollars” or “$” in this Agreement are to United States dollars.
(b) The words “hereof,” “herein,” “hereto,” “hereunder,” “hereby” and other similar expressions refer to this Agreement as a whole and not to any particular section or portion of it, unless otherwise indicated. The phrase “to the extent” shall mean the degree to which a subject or other matter extends, and such phrase shall not simply mean “if”. The word “or” shall not be exclusive. Any reference in this Agreement to “writing” or comparable expressions includes a reference to facsimile transmission or other electronic means of readable communication (including e-mail communications). When calculating the period of time within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and, if the last day of such period is a non-business day, the period in question shall end on the next business day. When reference is made herein to a Person, such reference shall be deemed to include all direct and indirect wholly-owned Subsidiaries of such Person (including for this purpose Subsidiaries wholly-owned, directly or indirectly, by the Company other than with respect to a de minimis number of shares of capital stock that are required by the applicable Law of any jurisdiction to be held by other persons) unless otherwise indicated or the context otherwise requires. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect wholly-owned Subsidiaries of such Person (including for this purpose Subsidiaries wholly-owned, directly or indirectly, by the Company other than with respect to a de minimis number of shares of capital stock that are required by the applicable Law of any jurisdiction to be held by other persons) unless otherwise indicated or the context otherwise requires. The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(c) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(d) Each party hereto has or may have set forth information in its respective disclosure letter in a section thereof that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in a disclosure letter to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement. The inclusion of any matter, information or item in the Company Disclosure Letter shall not be deemed to constitute an admission of any Liability by the Company to any third party or otherwise imply that any such matter, information or item is material or creates a measure for materiality for the purposes of this Agreement.
(e) Where the term “made available” is used in this Agreement, it means, with respect to any document or information, that the same has been (i) filed by the Company with the SEC and publicly available on EDGAR at least two (2) business days prior to the execution of this Agreement, (ii) made available or otherwise accessible to Buyer two (2) business days prior to the execution of this Agreement by means of the virtual data room established by the Company and hosted by Merrill Corp under the name “Charlie 2018” or (iii) otherwise delivered or provided to Buyer or its representatives electronically, physically or by other means by or on behalf of the Company or one or more of its Representatives at least twenty-four (24) hours prior to the date of this Agreement.
9.14 Assignment.   This Agreement and any portion thereof shall not be assignable by operation of law or otherwise without the prior written consent of the other party; provided that, without the consent of any Person hereunder, (a) Buyer may assign this Agreement to an Affiliate (including so as such Affiliate is the direct acquirer of the Scheme Shares in the Scheme), but no such assignment shall relieve Buyer of its obligations under this Agreement, and (b) Buyer and its Affiliates (including, from and after the Closing, the Company and its Subsidiaries) may collaterally assign its rights under this Agreement to its lenders (including, from and after the Closing, lenders to Company and its Subsidiaries). Any purported assignment in violation of this Agreement is void.
9.15 No Recourse.   All claims, obligations, Liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under or out of this Agreement, or the negotiation, execution, or performance of this Agreement may only be made or enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against, the parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a party to this Agreement (and then only to the extent of the specific obligations undertaken by such party in this Agreement and not otherwise), no past, present or future Affiliates, lender or prospective lender or financing source, lead arranger, arranger, agent or representative of or to Buyer (including the Financing Sources) or direct or indirect, former, current or future holders of any equity, partnership or limited liability company interest, controlling persons, directors, officers, employees, agents, attorneys, Representatives, Affiliates, members, managers, or assignees of any such shall have any Liability for any obligation of such party under this Agreement (whether in tort, contract or otherwise) for any claim based on, in respect of, or by reason of, such obligations, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any statute, regulation or other applicable Law. Without limiting the foregoing, the Company (and its shareholders and Affiliates, directors, officers, employees, Representatives and agents) hereby waives any and all rights and claims against any Buyer Related Party (other than claims against Buyer under this Agreement or the other documents delivered in connection herewith) that may be based upon, in respect of, arise under or out of this Agreement or the Financing Commitments, whether at Law or in equity, in contract, in tort or otherwise. Each of the Buyer Related Parties is a third party beneficiary of this Section 9.15. For the avoidance of doubt, nothing in this Section 9.15 shall impair, limit or affect any claims or causes of action related to (i) agreements entered into with the Financing Sources by the parties thereto or by Buyer (including as a third-party beneficiary thereof), (ii) the Irrevocable Undertakings or (iii) the Confidentiality Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
COMMSCOPE HOLDING COMPANY, INC.
By:
/s/ Marvin S. Edwards, Jr.

Name: Marvin S. Edwards, Jr.
Title:   President and Chief Executive Officer
ARRIS INTERNATIONAL PLC
By:
/s/ Bruce McClelland

Name: Bruce McClelland
Title:   Chief Executive Officer

ANNEX A TO BID CONDUCT AGREEMENT
DEFINED TERMS
Terms	Section
Accelerated RSUs	4.3(a)(i)(E)
Acquisition	1.1
Acquisition Proposal	6.2(c)(i)
Affected Employees	6.9(a)
Affiliate	5.1(a)(i)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(d)(ii)
Amendment to the Articles	2.1
Anti-Corruption and Anti-Bribery Laws	5.1(i)(ii)
Acquisition Antitrust Law	6.5(b)(vi)
Antitrust Law	6.5(b)(vi)
Applicable Date	5.1(e)(i)
Assets	5.1(s)
Assumed Phantom Company RSUs	4.3(a)(iii)
Assumed RSU	4.3(a)(i)(E)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plans	5.1(h)(i)
Burdensome Condition	6.5(e)(iv)
business day	1.2
Buyer	Preamble
Buyer Common Stock	4.3(a)(ii)
Buyer Equity Financing	5.2(e)(i)
Buyer Fee	8.5(c)(iv)
Buyer Filing	6.3(c)
Buyer Reimbursement Obligation	8.5(c)(iv)
Buyer Related Parties	8.5(d)(i)
C-COR RSUs	4.3(a)(i)(C)
Capitalization Date	5.1(b)(i)
Change of Recommendation	6.2(d)(ii)
Charter Warrant Agreement	5.1(b)(i)
Charter Warrants	5.1(b)(i)
Chosen Courts	9.5(a)
Closing	1.2
Closing Date	1.2
Code	4.2(d)
Comcast Warrants	5.1(b)(i)
Comcast Warrant Agreement	5.1(b)(i)
Companies Act	1.1
Company	Preamble
Company Credit Agreement	5.1(q)(iii)(B)

Terms	Section
Company Disclosure Letter	5.1
Company ERISA Affiliate	5.1(h)(iii)
Company ESPP	4.3(b)
Company Material Adverse Effect	5.1(a)(v)
Company Recommendation	5.1(c)(ii)
Company Registered IP	5.1(n)(ii)
Company Reports	5.1(e)(i)
Company Requisite Votes	5.1(c)(i)
Company RSU	4.3(a)
Company Securities	5.1(b)(i)
Compliant	6.14(B)(f)(i)
Confidentiality Agreement	9.7
Contract	5.1(d)(ii)
Copyrights	5.1(n)(v)
Court	1.1
Court Documentation	6.3(b)
Court Meeting	5.1(c)(i)
Court Sanction Hearing	4.1
Copyrights	5.1(n)(v)
Customer Contract	5.1(q)(iii)(C)
D&O Insurance	6.11(b)
Debt Commitment Letter	5.2(e)(i)
Debt Financing	5.2(e)(i)
Debt Financing Commitment	5.2(e)(i)
Debt Financing Sources	6.14(B)(f)(ii)
Distributor Contract	5.1(q)(iii)(E)
Domestic Group	6.21
DR Nominee	1.1
DTC	4.2(b)
Effects	5.1(a)(v)
Effective Time	3.1
Employees	5.1(h)(i)
Environmental Law	5.1(k)(ii)
Equity Commitments	5.2(e)(i)
Equity Financing	5.2(e)(i)
Equity Investor	5.2(e)(i)
ERISA	5.1(h)(i)
Evercore	5.1(c)(ii)
Exchange Act	5.1(d)(i)
Exchange Fund	4.2(a)
Exchange Ratio	4.3(a)(ii)
Excluded Disclosure	5.1
Excluded Shares	4.1

Terms	Section
Expenses	6.10
Export and Import Control Laws	5.1(i)(ii)
EUMR	6.5(b)(vi
Fee Letter	5.2(e)(i)
Final Option Period	4.3(b)
Financing	5.2(e)(i)
Financing Commitments	5.2(e)(i)
Financing Sources	6.14(B)(f)(iii)
Financing Source Provisions	9.2
FIRPTA Affidavits	6.1(c)
First Court Hearing	Schedule 1
Foreign Corrupt Practices Act	5.1(i)(ii)
GAAP	5.1(e)(iii)
General Meeting	5.1(c)(i)
Government Contract	5.1(i)(iii)
Government Contract Bid(s)	5.1(i)(iii)
Governmental Antitrust Entity	6.5(e)(i)
Governmental Entity	5.1(d)(i)
Hazardous Substance	5.1(k)(iii)
HMRC	6.22
HSR Act	5.1(d)(i)
Indebtedness	5.1(q)(iii)(A)
Indemnified Parties	6.11(a)
Initial Commitment Parties	5.2(e)(i)
Initial Public Announcement	6.8
Intellectual Property	5.1(n)(v)
Intervening Event	6.2(c)(iii)
Investment Agreement	5.2(e)(i)
Irrevocable Undertakings	Recitals
IRS	5.1(h)(ii)
Knowledge (with respect to the Company)	5.1(g)(iv)
Knowledge (with respect to Buyer)	5.2(e)(iii)
Laws	5.1(i)(i)
Leased Real Property	5.1(p)(ii)
Liabilities	5.1(g)(iii)
Licenses	5.1(i)(i)
Lien	5.1(b)(i)
Long Stop Termination Date	8.2
Marketing Period	6.14(B)(f)(iv)
Material Contract	5.1(q)(i)(K)
Material Lease	5.1(p)(ii)
Material Leased Real Property	5.1(p)(ii)
Maximum Amount	6.11(b)

Terms	Section
Multiemployer Plan	5.1(h)(iv)
multiple employer plan	5.1(h)(iv)
Nasdaq	5.1(a)(v)(F)
Non-Employee Director RSUs	4.3(a)(i)(A)
Non-U.S. Benefit Plans	5.1(h)(i)
OFAC	5.1(i)(ii)
Offer Document	Schedule 1
Order	7.1(c)
Ordinary Share	4.1
Other Subsidiary	5.1(a)(ii)
Other Subsidiary Securities	5.1(b)(iv)
Other Required Company Filing	6.3(a)
Owned Real Property	5.1(p)(i)
Patents	5.1(n)(v)
Paying Agent	4.2(a)
PBGC	5.1(h)(iii)
Pension Plan	5.1(h)(iii)
Per Share Acquisition Consideration	4.1
Performance-Based RSUs	4.3(a)(i)(B)
Permitted Lien	5.1(q)(iii)(B)
Person	4.2(b)
Personal Information	5.1(u)
Phantom Company RSU	5.1(b)(i)
Proceedings	5.1(g)(i)
Proxy Statement	6.3(a)
Representatives	6.2(b)
Required Information	6.14(B)(f)(v)
Restricted Financing Commitment Amendments	6.14(A)(c)
Sanctioning Order	7.1(d)
Sarbanes-Oxley Act	5.1(e)(i)
Scheme	1.1
Scheme Document Annex	6.3(a)
Scheme Record Time	4.1
Scheme Shares	4.2(b)
Scheme Shareholders	4.2(b)
Scheme Timetable	6.3(b)
Scheme Supplemental Circular	6.3(c)
SEC	5.1
SDN List	5.1(i)(ii)
SDRT	6.22
Section 338 Elections	6.21
Securities Act	5.1(a)(i)
Service-Based RSUs	4.3(a)(i)(D)

Terms	Section
Significant Subsidiary	5.1(a)(iii)
Solvent	5.2(g)
Special Resolutions	2.1
Sponsor	5.2(e)(i)
Sponsor Equity Commitment	5.2(e)(i)
Sponsor Equity Financing	5.2(e)(i)
Stock Plans	5.1(b)(i)
Shareholders Meetings	5.1(c)(i)
Subsidiary	5.1(a)(iv)
Substitute Financing	6.14(A)(d)
Supplier Agreement	5.1(q)(iii)(D)
Superior Proposal	6.2(c)(ii)
Takeover Offer	Schedule 1
Takeover Statute	5.1(j)
Tax Return	5.1(l)(xii)
Tax or Taxes	5.1(l)(xii)
Termination Fee	8.5(b)(iii)
Trademarks	5.1(n)(v)
U.S. Benefit Plans	5.1(h)(i)
Unvested Charter Warrants	5.1(b)(i)
Vested Charter Warrants	5.1(b)(i)
Voting Record Time	6.3(a)

Exhibit A to Bid Conduct Agreement
SCHEME OF ARRANGEMENT
See Annex B to Proxy Statement

Exhibit B to Bid Conduct Agreement
FORM OF SPECIAL RESOLUTION TO BE TABLED AT THE
GENERAL MEETING
SPECIAL RESOLUTION TO BE PROPOSED AT THE GENERAL MEETING
THAT for the purpose of giving effect to the scheme of arrangement dated [•] 2018 (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chairman of this meeting, in its original form or subject to any modification, addition, or condition as may be agreed between the Company and the Buyer and approved or imposed by the Court (the Scheme):
(A)
the directors of the Company (or a duly authorised committee of the directors) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)
with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 126:

“Scheme of Arrangement
(i)
In this article, references to the Scheme are to the Scheme of Arrangement under Part 26 of the UK Companies Act 2006 between the Company and the holders of Scheme Shares (as defined in the Scheme) dated [•]1 2018 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court (as defined in the Scheme) and mutually acceptable to the Company and [•] (Buyer), each acting reasonably and in good faith, and save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

(ii)
Notwithstanding either any other provision of these articles or the terms of any resolution whether ordinary or special passed by the Company in general meeting, if the Company issues any ordinary shares (other than to the Buyer or its nominee(s)) on or after the Voting Record Time (as defined in the Scheme) but at or before the Scheme Record Time (as defined in the Scheme), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such ordinary shares shall be bound by the Scheme accordingly.

(iii)
Notwithstanding any other provision of these articles, if any ordinary shares are issued to any person (other than to the Buyer or its nominee(s)) (the New Member) after the Scheme Record Time (the Disposal Shares), such Disposal Shares shall be issued on the terms that the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme has become (or becomes) effective in accordance with its terms, be obliged, upon the Scheme becoming effective or, if later, upon the issue of the Disposal Shares, to transfer immediately all of its Disposal Shares free of all encumbrances to the Buyer (or as the Buyer may otherwise direct in writing to the Company) who shall be obliged to acquire all of the Disposal Shares in consideration of and conditional on the payment by or on behalf of the Buyer to the New Member of an amount in cash for each Disposal Share equal to the consideration that the New Member would have been entitled to had each Disposal Share been a Scheme Share.

(iv)
On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Time (as defined in the Scheme), the value of the consideration per Disposal Share to be paid under paragraph (iii) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company or an independent investment bank selected by the Company may determine to ensure (as nearly as may be) parity of treatment with that provided for by paragraph (iii) above. References in this article to ordinary shares shall, following such adjustment, be construed accordingly.

1
Relevant date that the Proxy Statement (including the Scheme Document Annex) is posted to be inserted at the appropriate time

(v)
To give effect to any transfer required by this article, the Company may appoint any person as attorney and/or agent for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Buyer (or its nominee) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney or agent be necessary or desirable to vest the Disposal Shares in the Buyer (or its nominee) and pending such vesting to exercise all such rights attaching to the Disposal Shares as the Buyer may direct. If an attorney or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of the Buyer) be entitled to exercise any rights attaching to the Disposal Shares unless so agreed in writing by the Buyer. The Company may give good receipt for the purchase price of the Disposal Shares and may register the Buyer as holder of the Disposal Shares and issue to it certificate(s) for the same. The attorney or agent shall be empowered to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Disposal Shares. [The Buyer shall settle the consideration due to the New Member pursuant to (iii) above by sending a cheque drawn on a US clearing bank (or shall procure that such a cheque is sent) in favour of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) for the purchase price of such Disposal Shares, as described in paragraph (iii) above (and adjusted pursuant to paragraph (iv) above, as applicable), as soon as practicable and in any event no later than 14 days after the date on which the Disposal Shares are issued to the New Member.]

(vi)
If the Scheme shall not have become effective by the date referred to in clause [6.2] of the Scheme (or such later date, if any, as the Buyer and the Company may agree and the Court may approve (if such approval is required)), this article shall be of no effect.

(vii)
Notwithstanding any other provision of these articles, both the Company and the directors may refuse to register the transfer of any Scheme Shares effected between the Scheme Record Time and the effective date of the Scheme other than to the Buyer and/or its nominees pursuant to the Scheme.”

ANNEX B
SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE	No: [•] of [•]
BUSINESS AND PROPERTY COURTS
OF ENGLAND AND WALES
COMPANIES COURT (ChD)
IN THE MATTER OF ARRIS INTERNATIONAL PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT

(under Part 26 of the Companies Act 2006)

between

ARRIS INTERNATIONAL PLC

and

THE HOLDERS OF SCHEME SHARES

(as hereinafter defined)

(A)
In this Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings:

“Acquisition Consideration”	an aggregate cash amount equal to (i) the price per Scheme Share specified in Paragraph 2.1 of this Scheme, multiplied by (ii) the number of Scheme Shares in issue at the Scheme Record Time;
“ARRIS”	ARRIS International plc, incorporated in England and Wales with registered number 09551763;
“ARRIS Shares”	ordinary shares of £0.01 each in the capital of ARRIS;
“ARRIS Share Schemes and Warrants”
each (i) restricted stock unit, stock award and other similar equity award in relation to any ARRIS Shares, and (ii) warrant to purchase ARRIS Shares pursuant to either the Comcast Warrant Agreement or the Charter Warrant Agreement, in each case that is outstanding, vested, exercisable and unexercised immediately prior to the Effective Time;

“Bid Conduct Agreement”	that certain bid conduct agreement entered into by CommScope and ARRIS on 8 November 2018, agreeing to certain matters in connection with the transactions contemplated by this Scheme;
“Business Day”	a day (other than a Saturday or Sunday) on which banks are open for general business in London (United Kingdom) and New York, NY (United States of America);
“Comcast Warrant Agreement”	that certain Warrant and Registration Rights Agreement, dated 29 June 2016, by and among ARRIS; Comcast Cable Communications Management, LLC; and any other holders of warrants issued thereunder;
“Cede”	Cede & Co., as nominee of DTC

“Cede Shares”	the Scheme Shares in respect of which Cede is the registered holder;
“CommScope”	CommScope Holding Company Inc., a corporation incorporated under the laws of the state of Delaware;
[“CommScope BidCo”	a [direct or indirect] wholly-owned subsidiary of CommScope];
“CommScope Group”	CommScope and its subsidiary undertakings;
“Charter Warrant Agreement”	that certain Warrant and Registration Rights Agreement, dated 30 September 2016, by and among ARRIS; Charter Communications Operating, LLC; and any other holders of warrants issued thereunder;
“Companies Act”	the Companies Act 2006;
“Court”	the High Court of Justice in England and Wales;
“Court Hearing”	the hearing of the Court to sanction the Scheme;
“Court Meeting”
the meeting of Scheme Shareholders (and any adjournment of such meeting) convened by order of the Court pursuant to Section 896 of the Companies Act for the purpose of considering and, if thought fit, approving this Scheme (with or without modification);

“Court Order”	the order of the Court sanctioning this Scheme under section 899 of the Companies Act;
“DR Nominee”	[•] or such other company falling within section 67(6) and 93(3) of the Finance Act 1986, as CommScope may in its sole discretion appoint as transferee of the Cede Shares pursuant to this Scheme;
“DTC”	The Depository Trust Company, a wholly owned subsidiary of The Depository Trust and Clearing Corporation;
“Effective Date”	the date on which this Scheme becomes effective in accordance with Paragraph 6 of this Scheme, and “Effective Time” means the time on such date at which this Scheme becomes effective;
“Encumbrances”	all mortgages, pledges, liens, charges, options, encumbrances, equitable rights, rights of pre-emption, assignments, hypothecations or any other third party rights of any nature whatsoever;
“Exchange Fund”	the cash amount in immediately available funds necessary to enable the Paying Agent to make payments in accordance with paragraph 4 of this Scheme;
“Excluded Shares”	(i) any ARRIS Shares which are registered in the name of or beneficially owned by CommScope or by any other member of the CommScope Group or by any of their respective nominees; and
(ii) any ARRIS Shares held in treasury;
“holder”	a registered holder and includes any person(s) entitled by transmission;
“Latest Practicable Date”	close of business on [date], being the latest practicable date prior to the date of this Scheme;
“Member”	a member of ARRIS on the register of members on any relevant date;
“Paying Agent”	Computershare Trust Company, N.A., a federally chartered trust company, having a principal office and place of business at 250 Royall Street, Canton, Massachusetts 02021;

“Residual Shares”	the Scheme Shares excluding the Cede Shares;
“Scheme”
this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court and mutually acceptable to ARRIS and CommScope, each acting reasonably and in good faith;

“Scheme Record Time”	6.00 p.m. on the Business Day preceding the date of the Court Hearing;
“Scheme Shareholders”	the holders of Scheme Shares whose names appear in the register of Members of ARRIS at the Scheme Record Time;
“Scheme Shares”	the ARRIS Shares:
(i) in issue at the date of this document;
(ii) (if any) issued after the date of this document and prior to the Voting Record Time; and

(iii)
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme;

in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares; and
“Voting Record Time”	6.00 p.m. on the day which is [10]1 days prior to the date of the Court Meeting or, if the Court Meeting is adjourned, 6.00 p.m. on the day which is [10] days before such adjourned meeting.
(B)
“US dollar” or “US$” means the lawful currency of the United States of America.

(C)
“£” means the lawful currency of the United Kingdom.

(C)
References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(D)
As at the Latest Practicable Date, the issued share capital of ARRIS was [•], divided into [•] ordinary shares of £0.01 each, all of which are credited as fully paid up and of which [•] were held in treasury.

(E)
[As at the Latest Practicable Date, there are subsisting restricted stock units and warrants to obtain or subscribe for up to [—] ARRIS Shares under the ARRIS Share Schemes and Warrants.]

(F)
[As at the Latest Practicable Date, no member of the CommScope Group held any ARRIS Shares].

(G)
CommScope has agreed, in each case subject to the terms of the Bid Conduct Agreement, to appear by Counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purposes of giving effect to this Scheme.

(H)
References to times are to Eastern Time (Eastern Standard Time or Eastern Daylight Time, as applicable) in the United States of America.

1
To be shortest practicable time as allowed by ARRIS’ articles of association, Nasdaq listing rules and SEC proxy solicitation rules.

The Scheme
1.
Transfer of the Scheme Shares

1.1
Upon and with effect from the Effective Time, either: (i) CommScope; (ii) CommScope BidCo; or (iii) a DR Nominee (as applicable) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Encumbrances and together with all rights at the Effective Time or thereafter attached thereto, including the right to receive and retain all dividends and other distributions declared, paid or made thereon (if any).

1.2
For the purposes of the acquisition:

1.2.1
the Cede Shares shall be transferred at CommScope’s election either to: (i) CommScope; (ii) CommScope BidCo; or (iii) a DR Nominee, as nominee for [•] (the “DR Depositary”) by means of a form of transfer (and the DR Depositary shall issue depositary receipts in respect of such to [[•] to be held on bare trust for] CommScope);

1.2.2
the Residual Shares shall be transferred either to: (i) CommScope; or (ii) CommScope BidCo by means of a separate form of transfer; and

1.2.3
to give effect to such transfers, any person may be appointed by CommScope as attorney or agent and shall be authorised as such attorney or agent on behalf of the holders of Scheme Shares to execute and deliver as transferor such forms of transfer in respect of any Scheme Shares and every form of transfer so executed shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Such forms of transfer shall (upon its execution and delivery) be deemed to be the principal instrument of transfer of the Scheme Shares.

1.3
Pending the transfer of the Scheme Shares pursuant to Paragraphs 1.1 and 1.2 of this Scheme, each Scheme Shareholder irrevocably:

1.3.1
appoints CommScope (or its nominee(s)) as its attorney to exercise (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares;

1.3.2
appoints CommScope (or its nominee(s)) as its attorney to sign any consent to short notice of any general or separate class meeting of ARRIS and on their behalf to execute a form of proxy in respect of such Scheme Shares appointing any person nominated by CommScope to attend general and separate class meetings of ARRIS; and

1.3.3
authorises ARRIS to send to CommScope any notice, circular, warrant or other document or communication which ARRIS sends to its shareholders or any class thereof,

such that from the Effective Time, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares, or any other rights or privileges attaching to the Scheme Shares.
2.
Consideration for the transfer of the Scheme Shares

2.1
In consideration of the transfer of the Scheme Shares as provided in Paragraphs 1.1 and 1.2 of this Scheme, CommScope shall, subject as hereinafter provided, pay or procure that there shall be paid to or for the account of each Scheme Shareholder:

For each Scheme Share held by that person:	US$[•] in cash

2.2
If any dividend or other distribution or return of value is proposed, declared, made, paid or becomes payable by ARRIS in respect of a Scheme Share on or after the date of this Scheme and prior to the Effective Time, CommScope has the right to reduce the Acquisition Consideration payable for each Scheme Share by up to the amount per ARRIS Share of such dividend, distribution or return of value except where the Scheme Share is or will be acquired pursuant to this Scheme on a basis which entitles CommScope alone to receive the dividend, distribution or return of value and to retain it. If CommScope exercises the right to reduce the Acquisition Consideration payable for each Scheme Share by all or part of the amount of any dividend (or other distribution) that has not been paid:

2.2.1
Scheme Shareholders will be entitled to receive and retain that dividend (or other distribution) in respect of the Scheme Shares they hold;

2.2.2
any reference in this Scheme to the consideration payable under the Scheme shall be deemed a reference to the consideration as so reduced; and

2.2.3
the exercise of such rights shall not be regarded as constituting any revision or variation of the terms of this Scheme.

3.
Share certificates and register of Members

3.1
With effect from and on the Effective Date, each existing certificate representing a holding of Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and each holder of Scheme Shares shall be bound at the request of ARRIS to deliver up the share certificate to ARRIS or, as it may direct, to destroy the same.

3.2
On or as soon as reasonably practicable after the Effective Date and subject to the completion of such transfers and forms of transfer as may be required in accordance with Paragraph 1 and the payment of any stamp duty thereon, appropriate entries will be made in the register of Members of ARRIS to reflect the transfer of the Scheme Shares to CommScope, CommScope BidCo or the DR Nominee.

4.
Settlement

4.1
CommScope has appointed the Paying Agent to effect the technical implementation of the settlement of the Acquisition Consideration. For this purpose, on or immediately prior to the Effective Date, CommScope shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Scheme Shareholders cash in an amount equal to the Acquisition Consideration.

4.2
As soon as practicable, and in any event not later than 14 days, after the Effective Date, CommScope shall:

4.2.1
in the case of the Scheme Shares which at the Scheme Record Time are Residual Shares, procure that the Paying Agent despatches from the Exchange Fund, to the persons entitled thereto, cheques for the sums payable to each of them in accordance with Paragraph 2 of this Scheme, unless otherwise properly directed by the person entitled thereto; and

4.2.2
in the case of the Scheme Shares which at the Scheme Record Time are Cede Shares, procure that the Paying Agent despatches from the Exchange Fund, to Cede or its nominee, by way of an electronic payment in lieu of a cheque, an amount in cash in immediately available funds equal to the amount of Acquisition Consideration payable in respect of the Cede Shares in accordance with Paragraph 2 of this Scheme.

4.3
All deliveries of notices or cheques required to be made pursuant to this Scheme shall be effected by sending the same by first class post in pre-paid envelopes or by international standard post if overseas, addressed to the persons entitled thereto at their respective registered addresses as appearing in the register of Members of ARRIS at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time and none of ARRIS, CommScope or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any notices or cheques sent in accordance with this Paragraph 4.3 which shall be sent at the risk of the person or persons entitled thereto.

4.4
All cheques shall be in US dollars and drawn on a United States of America clearing bank and shall be made payable to the person whom, in accordance with the foregoing provisions of this Paragraph 4, the envelope containing the same is addressed (save that in the case of joint holders, CommScope reserves the right to make the cheque payable to the holder whose name stands first in the register of Members of ARRIS), and the encashment of any such cheque shall be a complete discharge of CommScope’s obligation under this Scheme to pay the monies represented thereby.

4.5
In respect of payments made through Cede, CommScope shall procure the despatch by the Paying Agent of the sum to Cede in accordance with Paragraph 4.2.2 within 14 days of the Effective Date. Such procurement of the Paying Agent shall be a complete discharge of CommScope’s obligation under this Scheme in respect of payments for Cede Shares made through Cede.

4.6
The preceding paragraphs of this Paragraph 4 shall take effect subject to any prohibition or condition imposed by law.

5.
Mandates

All dividend mandates and other instructions given to ARRIS by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.
6.
The Effective Time

6.1
This Scheme shall become effective as soon as a copy of the Court Order shall have been delivered to the Registrar of Companies for registration.

6.2
Unless this Scheme shall have become effective on or before 6.00 p.m. on 30 June 2019, or on such later date as is provided for under the terms of the Bid Conduct Agreement or as ARRIS and CommScope may otherwise agree and the Court may approve (if such approval is required), this Scheme shall never become effective.

7.
Modification

ARRIS and CommScope may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose.
8.
Governing Law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by English law and construed in accordance with English law.
Dated [•]

ANNEX C
November 7, 2018
The Board of Directors of
ARRIS International plc
3871 Lakefield Drive,
Suwanee, Georgia 30024
Members of the Board of Directors:
We understand that ARRIS International plc, a public limited company organized under the laws of England and Wales (the “Company”), proposes to enter into a Bid Conduct Agreement, dated as of the date hereof  (the “Agreement”), with CommScope Holding Company, Inc. (“Buyer”), pursuant to which, among other things, Buyer (or one of its direct or indirect wholly-owned subsidiaries or, at Buyer’s discretion and direction, its DR Nominee) will acquire the entire issued and to be issued Ordinary Shares of the Company (the “Acquisition”) pursuant to the Scheme (or a Takeover Offer, and subject to sufficient acceptances of the Takeover Offer, pursuant to the compulsory squeeze-out provisions of Part 28 of the Companies Act, if either (i) the Company agrees in writing or (ii) the Court refuses to sanction the Scheme at the Court Sanction Hearing) as more particularly set forth in the Agreement. As a result of the Acquisition, each Ordinary Share of the Company (other than any Ordinary Shares beneficially held by Buyer or any direct or indirect wholly owned Subsidiary of Buyer and Ordinary Shares beneficially held by the Company or any direct or indirect wholly owned Subsidiary of the Company, and in each case not held on behalf of third parties) will be transferred to Buyer (or one of its direct or indirect wholly-owned subsidiaries or, at Buyer’s discretion and direction, its DR Nominee) in exchange for the right to receive $31.75 per Ordinary Share in cash (the “Per Share Acquisition Consideration”). The terms and conditions of the Acquisition are more fully set forth in the Agreement and terms used herein and not defined shall have the meanings ascribed thereto in the Agreement.
The Board of Directors has asked us whether, in our opinion, the Per Share Acquisition Consideration is fair, from a financial point of view, to the holders of Ordinary Shares entitled to receive such Per Share Acquisition Consideration.
In connection with rendering our opinion, we have, among other things:
(i)
reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including publicly available research analysts’ estimates;

(ii)
reviewed certain non-public historical financial statements and other non-public historical financial and operating data relating to the Company prepared and furnished to us by management of the Company;

(iii)
reviewed certain non-public projected financial and operating data relating to the Company under alternative business assumptions prepared and furnished to us by management of the Company, including the management case projections (the “Management Case”);

(iv)
discussed the past and current operations, financial projections and current financial condition of the Company with management of the Company (including their views on the risks and uncertainties of achieving such projections);

(v)
reviewed the reported prices and the historical trading activity of the Ordinary Shares;

(vi)
compared the financial performance of the Company and its stock market trading multiples with those of certain other publicly traded companies that we deemed relevant;

(vii)
reviewed a draft of the Agreement, dated November 6, 2018, which we have assumed is in substantially final form and from which we assume the final form will not vary in any respect material to our analysis; and

(viii)
performed such other analyses and examinations and considered such other factors that we deemed appropriate.

Letter to the Board of Directors of ARRIS International plc
November 7, 2018

For purposes of our analysis and opinion, we have assumed and relied upon, without undertaking any independent verification of, the accuracy and completeness of all of the information publicly available, and all of the information supplied or otherwise made available to, discussed with, or reviewed by us, and we assume no liability therefor. With respect to the projected financial data relating to the Company referred to above, we have assumed that they have been reasonably prepared and that the Management Case reflects the best currently available estimates and good faith judgments of management of the Company as to the future financial performance of the Company under the business assumptions reflected therein. We express no view as to any projected financial data relating to the Company or the assumptions on which they are based.
For purposes of rendering our opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Acquisition will be satisfied without material waiver or modification thereof. We have further assumed that all governmental, regulatory or other consents, approvals or releases necessary for the consummation of the Acquisition will be obtained without any material delay, limitation, restriction or condition that would have an adverse effect on the Company or the consummation of the Acquisition or materially reduce the benefits to the holders of the Ordinary Shares of the Acquisition.
We have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals, nor have we evaluated the solvency or fair value of the Company under any state, federal or non-U.S. laws relating to bankruptcy, insolvency or similar matters. Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and as can be evaluated on the date hereof. It is understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise or reaffirm this opinion.
We have not been asked to pass upon, and express no opinion with respect to, any matter other than the fairness to the holders of the Ordinary Shares, from a financial point of view, of the Per Share Acquisition Consideration. We do not express any view on, and our opinion does not address, the fairness of the proposed Acquisition to, or any consideration received in connection therewith by, the holders of any other securities, creditors or other constituencies of the Company, nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or any class of such persons, whether relative to the Per Share Acquisition Consideration or otherwise. We have assumed that any modification to the structure of the Acquisition will not vary in any respect material to our analysis. Our opinion does not address the relative merits of the Acquisition as compared to other business or financial strategies that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Acquisition. This letter, and our opinion, do not constitute a recommendation to the Board of Directors or to any other persons in respect of the Acquisition, including as to how any holder of the Ordinary Shares should vote or act in respect of the Acquisition. We express no opinion herein as to the price at which the Ordinary Shares of the Company will trade at any time. We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

Letter to the Board of Directors of ARRIS International plc
November 7, 2018

We will receive a fee for our services upon the rendering of this opinion. The Company has also agreed to reimburse our expenses and to indemnify us against certain liabilities arising out of our engagement. We will also be entitled to receive a success fee if the Acquisition is consummated. Prior to this engagement, we and our affiliates provided financial advisory services to the Company and received fees for the rendering of these services including the reimbursement of expenses. During the two year period prior to the date hereof, no material relationship existed between Evercore Group L.L.C. and its affiliates and Buyer and its affiliates pursuant to which compensation was received by Evercore Group L.L.C. or its affiliates as a result of such a relationship. We may provide financial or other services to Buyer and any of its affiliates in the future (but not in connection with the Acquisition or its financing) and in connection with any such services we may receive compensation.
In the ordinary course of business, Evercore Group L.L.C. or its affiliates may actively trade the securities, or related derivative securities, or financial instruments of the Company, Buyer and their respective affiliates, for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities or instruments.
This letter, and the opinion expressed herein is addressed to, and for the information and benefit of, the Board of Directors in connection with its evaluation of the proposed Acquisition. The issuance of this opinion has been approved by an Opinion Committee of Evercore Group L.L.C.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Acquisition Consideration is fair, from a financial point of view, to the holders of the Ordinary Shares entitled to receive such Per Share Acquisition Consideration.
Very truly yours,

EVERCORE GROUP L.L.C.
By:
/s/ Naveen Nataraj

Naveen Nataraj
Senior Managing Director

PRELIMINARY PROXY CARDS — SUBJECT TO COMPLETION
See attached.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E53573-S78632 1. To consider and, if thought fit, approve (with or without modification) a scheme of arrangement (the “Scheme”) to be made between ARRIS International plc (“ARRIS”) and the holders of the Scheme Shares (as defined in the Scheme). For Against Abstain ! ! ! ARRIS INTERNATIONAL PLC The Board of Directors recommends you vote FOR the following proposal: Please indicate if you plan to attend the meeting Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Yes No ! ! ARRIS INTERNATIONAL PLC 3871 LAKEFIELD DRIVE SUITE 300 SUWANEE, GA 30024-1292 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [TBD] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [TBD] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E53574-S78632 Important Notice Regarding the Availability of Proxy Materials for the Court Meeting: The Notice and Proxy Statement is available at www.arris.com/proxy. Proxy — ARRIS INTERNATIONAL PLC Notice of 2019 Court Meeting of Shareholders Proxy Solicited by Board of Directors for Court Meeting — [TBD], 2019 The undersigned hereby appoints Patrick Macken and David Potts, or each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes each of them or their appointed substitutes to represent and to vote, as designated below, all the ordinary shares, nominal value $0.01 per share (the “ordinary shares”), of ARRIS International plc (“ARRIS”), held of record by the undersigned as of 6:00 p.m. (Eastern time) on [TBD], 2019, at the Court Meeting of Shareholders of ARRIS to be convened on [TBD], 2019 or any adjournment or postponement thereof, or, if less than all of the ordinary shares, the number indicated in the space below: Number of ordinary shares in respect of which the above proxies are to be appointed, if less than all: This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted in the proxy’s discretion. The board of directors of ARRIS recommends a vote “FOR” the proposal described on the reverse side of this proxy card. (Continued and to be signed on the reverse side.) COURT MEETING PROXY CARD ARRIS INTERNATIONAL PLC [TBD] Upon arrival, please present this admission ticket and photo identification at the registration desk. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE FOR YOUR APPOINTMENT OF A PROXY TO BE VALID.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E53575-S78632 1. To consider and, if thought fit, authorize, for the purpose of giving effect to the scheme of arrangement (the “Scheme”) between ARRIS and the holders of the Scheme Shares (as defined in the Scheme), the directors of ARRIS International plc (“ARRIS”) to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect and to amend the articles of association of ARRIS. 2. To consider and, if thought fit, approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, on an advisory, non-binding basis, the compensation to be paid or become payable to ARRIS’s named executive officers in connection with the proposed acquisition by CommScope Holding Company, Inc. of all of the issued and to be issued ordinary shares of ARRIS pursuant to the terms of a Bid Conduct Agreement and the Scheme, and the agreements and understandings pursuant to which such compensation may be paid or become payable. For Against Abstain ! ! ! ! ! ! ARRIS INTERNATIONAL PLC The Board of Directors recommends you vote FOR the following proposals: Please indicate if you plan to attend the meeting Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Yes No ! ! ARRIS INTERNATIONAL PLC 3871 LAKEFIELD DRIVE SUITE 300 SUWANEE, GA 30024-1292 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [TBD] for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [TBD] for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E53576-S78632 Important Notice Regarding the Availability of Proxy Materials for the General Meeting: The Notice and Proxy Statement is available at www.arris.com/proxy. GENERAL MEETING PROXY CARD ARRIS INTERNATIONAL PLC [TBD] Upon arrival, please present this admission ticket and photo identification at the registration desk. Proxy — ARRIS INTERNATIONAL PLC Notice of 2019 General Meeting of Shareholders Proxy Solicited by Board of Directors for General Meeting — [TBD], 2019 The undersigned hereby appoints Patrick Macken and David Potts, or each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes each of them or their appointed substitutes to represent and to vote, as designated below, all the ordinary shares, nominal value $0.01 per share (the “ordinary shares”), of ARRIS International plc (“ARRIS”), held of record by the undersigned as of 6:00 p.m. (Eastern time) on [TBD], 2019, at the General Meeting of Shareholders of ARRIS to be held on [TBD], 2019 or any adjournment or postponement thereof. Number of ordinary shares in respect of which the above proxies are to be appointed, if less than all: This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted in accordance with the recommendations of the board of directors of ARRIS with respect to each of the resolutions described on the reverse side of this proxy card and in the proxy’s discretion upon such other business as may properly come before the meeting or any adjournment thereof. The board of directors of ARRIS recommends a vote “FOR” each of the proposals described on the reverse side of this proxy card. (Continued and to be signed on the reverse side.) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE FOR YOUR APPOINTMENT OF A PROXY TO BE VALID.